--------------------------------------------------------------------------------
JUNE 30, 1998

                                                              PARK AVENUE SERIES

                                                               [GRAPHIC OMITTED]

                                                                     PARK AVENUE
                                                         VARIABLE UNIVERSAL LIFE

Semiannual Report to Policyowners

--------------------------------------------------
The Guardian Separate Account M
--------------------------------------------------

The Guardian Stock Fund, Inc.
--------------------------------------------------
The Guardian Bond Fund, Inc.
--------------------------------------------------
The Guardian Cash Fund, Inc.
--------------------------------------------------
Gabelli Capital Asset Fund
--------------------------------------------------
Baillie Gifford International Fund
--------------------------------------------------
Baillie Gifford Emerging Markets Fund
--------------------------------------------------
The Guardian Small Cap Stock Fund
--------------------------------------------------
Value Line Centurion Fund, Inc.
--------------------------------------------------
Value Line Strategic Asset Management Trust
--------------------------------------------------
MFS Growth with Income Series
--------------------------------------------------
MFS Emerging Growth Series
--------------------------------------------------
MFS Total Return Series
--------------------------------------------------
MFS Bond Series
--------------------------------------------------
American Century VP Value Fund
--------------------------------------------------
American Century VP International Fund
--------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
--------------------------------------------------
Fidelity VIP Equity-Income Portfolio
--------------------------------------------------
Fidelity VIP High Income Portfolio
--------------------------------------------------
Fidelity VIP II Index 500 Portfolio
--------------------------------------------------
AIM V.I. Capital Appreciation Fund
--------------------------------------------------
AIM V.I. Value Fund
--------------------------------------------------

                                       Executive Offices
                                       201 Park Avenue South
                                       New York, New York 10003

                                       Customer Service Office
                                       201 Park Avenue South
                                       Specialty Life - 215 B
                                       New York, New York 10003
                                       1-800-935-4128

                                       Distributed by:                    [LOGO]
                                       -----------------------------------------
                                       Guardian Investor Services Corporation(R)

                                       [LOGO] The Guardian(R)

                                       Issued by:
                                       The Guardian Insurance &
                                       Annuity Company, Inc.

                                       A wholly owned subsidiary of
                                       The Guardian Life Insurance Company of
                                       America

                                       Certain funds may not be available in
                                       New York State.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Performance Summary
-------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Investment Option                                                  Total Return*
-----------------                                                  -------------

The Guardian Stock Fund ..........................................    12.74%
Baillie Gifford International Fund ...............................    18.52%
Baillie Gifford Emerging Markets Fund ............................   -18.62%
Value Line Centurion Fund ........................................    14.97%
Value Line Strategic Asset Mgt. Trust ............................    14.70%
Gabelli Capital Asset Fund .......................................    13.00%
The Guardian Bond Fund ...........................................     3.37%
The Guardian Cash Fund ...........................................     1.96%
The Guardian Small Cap Stock Fund ................................     6.95%
MFS Growth with Income Series ....................................    15.45%
--------------------------------------------------------------------------------

Fixed-Rate Option

      The annual rate of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option during the first six months of 1998 were as follows: for the month of January 5.40%; and for the months of February through June, 5.25%.

      Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.

--------------------------------------------------------------------------------

* The chart above shows the total returns for selected investment options under a Park Avenue Variable Universal Life policy based on the percentage change in unit values during the period January 1, 1998 through June 30, 1998. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dear Policyowner:
-----------------

[Photo of Joseph D. Sargent, CLU, President & CEO]

      As the President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC) and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce this semiannual report on the performance results of your policy's separate account and its underlying investment options during the first six months of 1998.

On Our Ratings

      Once again, we are proud to report that as of June 30, 1998, the date of this report, GIAC continues to enjoy exemplary ratings from four of the nation's leading insurance company evaluators: Moody's, Standard & Poor's, A.M. Best, and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your policy's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to Park Avenue Variable Universal Life's underlying variable investment options, which are subject to the risks of investing in securities. We are very proud of our ratings as they reflect the strength of GIAC, which stands behind the contract's guarantees.

      I am pleased to announce that GIAC has been granted membership in the Insurance Marketplace Standards Association (IMSA). IMSA is an independent voluntary organization created by the life insurance industry as a means to ensure that qualifying companies meet and maintain high standards of ethical conduct.

Our Commitment to You

      We at GIAC are proud of our tradition of commitment to you, our contractowners. Following this letter is an economic report from Frank J. Jones, Ph.D., Chief Investment Officer of GIAC. I believe that you will enjoy reading his insightful economic overview presented to you as part of our ongoing commitment to provide increasing levels of information and service.

      Following Dr. Jones' economic report are interviews with the managers of the underlying variable options. I invite you to read the interviews to learn more about the strategies used to manage your investment options during the first half of 1998.

      Thank you for continuing to invest for your future through GIAC.

Regards,


/s/ Joseph D. Sargent

Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

--------------------------------------------------------------------------------

PARK AVENUE VARIABLE UNIVERSAL LIFE
Table of Contents

                                                   Portfolio         Schedule
                                                    Manager             of
                                                   Interview       Investments
--------------------------------------------------------------------------------
Economic Report                                                         9
-------------------------------------
--------------------------------------------------------------------------------
The Guardian Stock Fund                               12               70
-------------------------------------
Objective:    Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:    At least 80% common stocks and
              securities convertible into common
              stocks
--------------------------------------------------------------------------------
Inception:    April 13, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $3,595,851,964
--------------------------------------------------------------------------------

"While many foreign economies were experiencing difficulties, the domestic economy continued receiving accolades . . . In our portfolio, we tried to capitalize on this state of affairs by overweighting stable, high-quality growth stocks in which the preponderance of issuers' income came from the U.S."

                         -- Frank J. Jones, Ph.D.    -- Larry Luxenberg, C.F.A.
                            Co-Portfolio Manager        Co-Portfolio Manager

                                       -- John B. Murphy, C.F.A.
                                          Co-Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Bond Fund                                16               80
-------------------------------------
Objective:    Maximum current income without undue
              risk of principal. Capital
              appreciation is a secondary objective
--------------------------------------------------------------------------------
Portfolio:    At least 80% investment-grade debt
              securities and U.S. government
              securities
--------------------------------------------------------------------------------
Inception:    May 1, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $361,835,345
--------------------------------------------------------------------------------

"We currently believe that corporate and mortgage-backed valuations are the most attractive that they have been in some time, but nevertheless we remain cautious and will be very selective with respect to corporate credits and the mortgage risk exposure we include in the Fund."

                                                     -- Thomas G. Sorell, C.F.A.
                                                        Co-Portfolio Manager

                                                     -- Howard W. Chin
                                                        Co-Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Cash Fund                                32               88
-------------------------------------
Objective:    As high a level of current income as
              is consistent with preservation of
              capital and liquidity
--------------------------------------------------------------------------------
Portfolio:    Short-term money market instruments
--------------------------------------------------------------------------------
Inception:    November 1, 1981
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $410,010,361
--------------------------------------------------------------------------------

"The Guardian Cash Fund is a place for our investors to put their money while they determine their preferred long term investment vehicle, be it stocks or bonds."

                                                     -- Alexander M. Grant, Jr.
                                                        Portfolio Manager

                                                   Portfolio         Schedule
                                                    Manager             of
                                                   Interview       Investments
--------------------------------------------------------------------------------
Gabelli Capital Asset Fund                            18              100
-------------------------------------
Objective:    Growth of capital. Current income is
              a secondary objective
--------------------------------------------------------------------------------
Portfolio:    Primarily common and preferred stocks
              and other securities representing
              the right to acquire common stocks
--------------------------------------------------------------------------------
Inception:    May 1, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $155,062,893
--------------------------------------------------------------------------------

"We buy high quality, dominant market share companies in a wide variety of industries. We believe that over the long term these companies will succeed irrespective of shorter term macroeconomic trends and that we will be rewarded for our investment patience."

                                                     -- Mario J. Gabelli, C.F.A.
                                                        Portfolio Manager

--------------------------------------------------------------------------------
Baillie Gifford International Fund                    20              108
-------------------------------------
Objective:    Long-term capital appreciation
--------------------------------------------------------------------------------
Portfolio:    At least 80% in a diversified
              portfolio of common stocks of
              companies domiciled outside of
              the United States
--------------------------------------------------------------------------------
Inception:    February 8, 1991
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $652,263,045
--------------------------------------------------------------------------------

"We believe that detailed analysis of the businesses of individual companies has been the best route to investment success. As a result, we have had a low weighting in Japan for the Fund, and the Japanese holdings have been concentrated in companies that are global leaders in areas like electronics, office equipment, and auto manufacturing."

                                                     -- R. Robin Menzies
                                                        Portfolio Manager

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund                 22              116
-------------------------------------
Objective:    Long-term capital appreciation
--------------------------------------------------------------------------------
Portfolio:    At least 65% in a portfolio of
              common stocks issued by emerging
              market companies
--------------------------------------------------------------------------------
Inception:    October 17, 1994
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $62,881,944
--------------------------------------------------------------------------------

"To sum up: The emerging markets have taken a beating, but the concept is still intact and good growth prospects can be found there at lower valuations than elsewhere. We need to see some stability in Asia before becoming really confident, but the longer term prospects are good."

                                                     -- Edward H. Hocknell
                                                        Portfolio Manager

                                                   Portfolio         Schedule
                                                    Manager             of
                                                   Interview       Investments
--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund                     24              124
-------------------------------------
Objective:    Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:    At least 85% in a diversified
              portfolio of common stocks and
              convertible securities issued by
              companies with small market
              capitalization
--------------------------------------------------------------------------------
Inception:    July 16, 1997
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $121,585,633
--------------------------------------------------------------------------------

"In this difficult market we also emphasize systematic efforts to weed out possible sources of trouble early in the process. Companies and industries, once they begin struggling, tend to face difficulties for a long time. Investors and analysts are amazed at how far down a stock can go. While we tend to be patient long-term investors, sometimes the old Wall Street axiom of `cut your losses' is a wise one."

                                                     -- Larry Luxenberg, C.F.A.
                                                        Portfolio Manager

--------------------------------------------------------------------------------
Value Line Centurion Fund                             26              138
-------------------------------------
Objective:    Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:    At least 90% common stocks
--------------------------------------------------------------------------------
Inception:    November 15, 1983
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $771,036,028
--------------------------------------------------------------------------------

"Our top-down strategy has been consistently focused on our forecast for decelerating economic growth, benign inflation, neutral monetary policy, lower interest rates, and a modest increase in corporate profits. All of these factors suggest a positive bias to the equity markets, with an emphasis on large-capitalization Blue Chip growth companies within the industry sectors identified earlier (technology, financials, retailers, healthcare, and airlines)."

                                                     -- Value Line, Inc.
                                                        Investment Adviser

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust           28              146
-------------------------------------------
Objective:    High total return consistent with
              reasonable risk
--------------------------------------------------------------------------------
Portfolio:    Stocks, bonds and money market instruments
--------------------------------------------------------------------------------
Inception:    October 1, 1987
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $1,332,492,199
--------------------------------------------------------------------------------

"For stock selection, we stay with stocks that are showing strong earnings momentum and strong price momentum, relying largely on the proprietary Value Line stock ranking systems. We maintain a very diversified portfolio of over 200 stocks in many different industries, which aids in reducing risk. For bond selection, we stay with high-quality issues."

                                                     -- Value Line, Inc.
                                                        Investment Adviser

                                                   Portfolio         Schedule
                                                    Manager             of
                                                   Interview       Investments
--------------------------------------------------------------------------------
MFS Growth with Income Series                         30              158
-------------------------------------------
Objective:    Reasonable current income and
              long-term growth of capital
              and income
--------------------------------------------------------------------------------
Portfolio:    At least 65% of its assets in
              equity securities that are believed
              to have long-term prospects for growth
              and income
--------------------------------------------------------------------------------
Inception:    October 9, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $145,486,534
--------------------------------------------------------------------------------

"We feel the strength of this portfolio's overall performance is the result of our adherence to a strong investment discipline. We invest in large-capitalization, high-quality companies, seek growth at a reasonable price, strive for a dividend yield that is 90% of that of the S&P 500, seek to keep volatility lower than that of the S&P 500, and try to stay fully invested."

                                                     -- John D. Laupheimer, Jr.
                                                        Co-Portfolio Manager

                                                     -- Kevin R. Parke
                                                        Co-Portfolio Manager

--------------------------------------------------------------------------------
MFS Emerging Growth Series                            34             170
-------------------------------------------
Objective:    Long-term growth of capital
--------------------------------------------------------------------------------
Portfolio:    U.S. common stocks of emerging growth
              companies
--------------------------------------------------------------------------------
Inception:    January 3, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $669,828,643
--------------------------------------------------------------------------------

"Low inflation, low interest rates, and a robust U.S. economy created a positive backdrop for emerging growth stocks in the first half of 1998. It was, however, a volatile period. Although seemingly far away, the economic problems in Asia were probably the most important factors affecting the U.S. market during this period."

                                                     -- John W. Ballen
                                                        Portfolio Manager

                                                     -- Toni Y. Shimura
                                                        Portfolio Manager

--------------------------------------------------------------------------------
MFS Total Return Series                               36              182
-------------------------------------------
Objective:    Above-average income (compared to a
              portfolio invested entirely in
              equity securities) consistent with
              prudent employment of capital, and
              secondarily to provide a reasonable
              opportunity for growth of capital
              and income
--------------------------------------------------------------------------------
Portfolio:    Equity securities and
              non-convertible fixed income
              securities
--------------------------------------------------------------------------------
Inception:    July 24, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $123,313,271
--------------------------------------------------------------------------------

"Given what we view as high valuations in the stock market, the Series has maintained a fairly conservative weighting in equities. Currently, approximately 59% of assets are invested in common stocks, convertibles, and preferred securities, which is below that of the balanced-fund peer group."

                                                     -- David M. Calabro
                                                        Portfolio Manager

                                                   Portfolio         Schedule
                                                    Manager             of
                                                   Interview       Investments
--------------------------------------------------------------------------------
MFS Bond Series                                       38              198
-------------------------------------------
Objective:    To provide as high a level of
              current income as is believed
              consistent with prudent investment
              risk and secondarily to protect
              shareholders' capital
--------------------------------------------------------------------------------
Portfolio:    Convertible and non-convertible debt
              securities and preferred stocks;
              U.S. government securities;
              commercial paper; repurchase
              agreements and cash or cash
              equivalents
--------------------------------------------------------------------------------
Inception:    October 24, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $6,784,475
--------------------------------------------------------------------------------

"The Series has been helped by its overweightings in investment-grade corporate bonds and high-yield securities. We have had, on average, a 50% weighting in investment-grade corporates and roughly 20% in the high-yield market, which is the Series' maximum allocation."

                                                     -- Geoffrey Kurinsky
                                                        Portfolio Manager

--------------------------------------------------------------------------------
American Century VP Value Fund                        40              210
-------------------------------------------
Objective:    Long-term capital growth with income
              as a secondary objective
--------------------------------------------------------------------------------
Portfolio:    Equity securities of
              well-established
              intermediate-to-large companies
              whose securities are believed to be
              undervalued
--------------------------------------------------------------------------------
Inception:    May 1, 1996
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $277,820,066
--------------------------------------------------------------------------------

"We believe the current narrow market leadership, dominated by large-cap stocks demonstrating near-term growth, is unsustainable. We continue to search for and purchase securities of sound, established businesses in the mid-cap range."

                                                     -- Phil Davidson
                                                        Portfolio Manager

                                                     -- Todd Vingers
                                                        Portfolio Manager

--------------------------------------------------------------------------------
American Century VP International Fund                43              220
-------------------------------------------
Objective:    Capital growth
--------------------------------------------------------------------------------
Portfolio:    International common stocks with
              potential for appreciation
--------------------------------------------------------------------------------
Inception:    May 1, 1994
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $411,872,678
--------------------------------------------------------------------------------

"The investment team continually monitors such macro factors as a country's political and economic stability, but our primary strategy is to own companies with accelerating revenues and earnings regardless of where they are located."

                                                     -- Henrik Strabo
                                                        Portfolio Manager

                                                     -- Mark Kopinski
                                                        Portfolio Manager

                                                   Portfolio         Schedule
                                                    Manager             of
                                                   Interview       Investments
--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio       46              234
-----------------------------------------------
Objective:    Capital growth
--------------------------------------------------------------------------------
Portfolio:    Common stocks and convertibles
--------------------------------------------------------------------------------
Inception:    January 3, 1995
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $1,426,365,764
--------------------------------------------------------------------------------

"The fund's positioning continues to reflect an environment of anemic pricing power, flat-to-declining corporate earnings and decreasing inflation."

                                                     -- George Vanderheiden
                                                        Portfolio Manager

--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                  50              248
-------------------------------------------
Objective:    Reasonable income with capital
              appreciation as a secondary
              objective
--------------------------------------------------------------------------------
Portfolio:    Income-producing equity securities
--------------------------------------------------------------------------------
Inception:    October 9, 1986
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $11,789,117,704
--------------------------------------------------------------------------------

"In general, the underlying economic conditions in the U.S. remain good. We have low inflation, low interest rates, low unemployment and good consumer demand."

                                                     -- Steve Petersen
                                                        Portfolio Manager

--------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio                    52              266
-------------------------------------------
Objective:    High level of current income
--------------------------------------------------------------------------------
Portfolio:    High-yielding debt securities with
              an emphasis on lower-quality
              securities
--------------------------------------------------------------------------------
Inception:    September 19, 1985
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $2,697,620,219
--------------------------------------------------------------------------------

"While high-yield bonds performed better than any other domestic fixed-income investments in the first quarter of 1998, they lagged in the second quarter."

                                                     -- Barry Coffman
                                                        Portfolio Manager

                                                   Portfolio         Schedule
                                                    Manager             of
                                                   Interview       Investments
--------------------------------------------------------------------------------
Fidelity VIP II Index 500 Portfolio                   54              288
-------------------------------------------
Objective:    Total return that corresponds to
              that of the Standard & Poor's 500
              Index
--------------------------------------------------------------------------------
Portfolio:    Equity securities of companies that
              compose the Standard & Poor's 500
              and in other instruments that are
              based on the value of the Index
--------------------------------------------------------------------------------
Inception:    August 27, 1992
--------------------------------------------------------------------------------
Net Assets at June 30, 1998:  $3,084,170,605
--------------------------------------------------------------------------------

"Although I don't expect the market to advance at the rapid pace it has maintained during the past three years, the favorable economic environment gives me reason to expect further moderate gains in share prices."

                                                     -- Frank Salerno
                                                        Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Separate Account M                                        58
-------------------------------------------

--------------------------------------------------------------------------------
Economic Report:
-----------------------------------------------

[Photo of Frank J. Jones, Ph.D. Chief Investment Officer]

From Goldilocks to Jekyll and Hyde

      A year ago, we described the U.S. economy as a Goldilocks economy, that is, an economy with high economic growth, low unemployment, high capacity utilization, and no real sector weakness, but also with no price or wage pressures. By mid-1998, the Goldilocks economy has given way to a Dr. Jekyll and Mr. Hyde economy, an economy with very strong domestic consumption and business investment sectors and still absent inflation, but weak export sectors, including manufacturing and agriculture, and increasing labor costs.

      What caused the transition from Goldilocks to Jekyll and Hyde? Two factors. First, the economic expansion had been too strong for too long. The expansion is into its eighth year (the last recession ended during March 1991), and real Gross Domestic Product (GDP) has grown at approximately 4% for two years. Wage and price pressures were bound to develop. Wage pressures have been developing (average hourly earnings costs increased by 4.13% over the last 12 months) and, although inflation is not a concern (over the last twelve months, the Consumer Price Index (CPI) has increased by 1.6% and the Producer Price Index (PPI) has decreased by 0.8%, respectively), neither has deflation been mentioned recently, as it frequently was earlier during the year.

      Second, on July 2, 1997, Thailand devalued its baht. Sounds innocuous enough. But what has resulted is similar to the "Butterfly Effect" from chaos theory whereby a butterfly stirring the air today in Peking can transform storm systems next month in New York. From Thailand, the crisis went to other Asian countries: Malaysia, Philippines, Indonesia, South Korea, Hong Kong (a crisis last October), and even affected Japan and potentially China. It subsequently went to the developing Eastern European countries, and even Russia. Then on to Latin America, including Brazil. And after all these, not surprisingly, to the U.S. The transmission process from Thailand to the U.S. has taken longer than many thought (last January when the effect was not yet significant, many pundits said the worst was over) but may turn out to be stronger than originally expected.

      The current symmetry in the concerns about the U.S. economy were well captured by Alan Greenspan's recent comments to Congress.

      A bullish view of the U.S. economy emphasizes:

      o     an unemployment rate near its 20-year lows;

      o consumer confidence at a 30-year high, mainly based on high employment and high personal income;

      o     a resulting high level of consumer demand; and

      o strength in the interest rate sensitive sectors of the economy, particularly housing, due to the low yield levels.

      A bearish view of the economy, however, emphasizes:

      o     weak exports, particularly to Asia, due to the strong dollar;

      o the weak export sectors particularly affected were manufacturing and agriculture (which were also affected by El Nino weather patterns); and

      o     the actual and potential effects of the G.M. strike.

      These contrary concerns have caused and will continue to cause a balance in Fed concerns and continued Fed inaction (the only Fed change since January 31, 1996 was the 25 basis point tightening of the Federal Funds Rate to 5.50% on March 25, 1997). The Fed balance is further stabilized by the absence of observed inflation (as indicated above), but offset by increasing wage inflation (as indicated above).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      As the markets, and even some Fed members, have oscillated between expectations of a Fed easing and a Fed tightening, the Fed has done nothing. And at his recent Congressional testimony, while Greenspan emphasized the risk of undue economic strength more than the risk of undue economic weakness, he suggested that the Fed would most likely continue to watch vigilantly and remain inactive. The Fed will steer between the Scylla of economic strength and the Charybdis of economic weakness (which Greenspan referred to as "important crosscurrents") by maintaining an even keel.

      Greenspan's forecast for real GDP growth for 1998 was in the range of 3% to 3.25% (implying a slowing from the first quarter's 5.4% growth) and a range of 2.0% to 2.5% in 1999. The forecast for CPI was a range of from 2% to 2.5% in 1999 from less than 2% in 1998. I believe the markets would welcome these forecasts becoming reality. And I also believe that these forecasts are reasonable.

      Greenspan again alluded to the "New Paradigm" for reconciling rapid economic growth and low inflation. This paradigm suggests that recent productivity gains, most likely linked to improved technology, have been higher than in recent history and higher than measured. It may also be the reason that faster economic growth has been achieved without inflation. If so, optimistically, more rapid, non-inflationary growth could continue. It is, however, premature to declare victory for this paradigm.

      Consider the prospects for the stock market in a similar vein. The "positives" for the stock market are low inflation, low yields, at least reasonable economic growth, and, on a secular basis, very favorable demographics (the Baby Boomers are now between 34 and 52 years old, years of significant savings, and are very common stock-oriented). The "negatives" are the continuing high valuations for stocks (which are based on continued strong profit growth) and concerns about future profits, particularly related to the risks in Asia.

      We provide one other thought with respect to the stock market. Perhaps the period most like the current period was 1972, when valuations were high and market strength was narrow (old timers will remember the "nifty fifty" of this period). During December 1972, the trailing Price Earnings (P/E) ratio for the S&P 500 was 18.4; during July 1998, it was 28.1. After the nifty fifty, the S&P 500 declined by 23.15% during 1973 and 25.82% during 1974. The cause for this decline, most likely, was the beginning of the OPEC oil cartel and inflation. Could Asia be the current equivalent? Not likely, but possibly.

      While stock performance has been strong during 1998, there has been considerable variation among large cap, mid cap, and small cap stocks. A rally in small cap stocks is overdue. But do not bet on it. Not yet.

      Despite the old saw that "you can't tell a bubble until it bursts" and Greenspan's continued references to a U.S. asset bubble and "irrational exuberance," the stock market will continue to be volatile, but the onset of a bear market does not seem likely. And, in fact, Greenspan's continued caution may prove to be constructive by constraining the stock market from continued growth at an unsustainable pace.

      To consider the bright side of the Asia effect, imagine what current U.S. conditions would be without the Asian effect. Without the economy-slowing effects of Asia (during second quarter 1998 real GDP actually increased by 5.4%), the Fed would have undoubtedly tightened the Fed funds rate, most likely more than once. A not-unlikely mid-1998 scenario without Asia would be:

      o a Federal Funds rate of 6.25% (three 25 basis point tightenings) rather than the current 5.50%; and

      o a 30-year Treasury yield of 6.25% -- a flat yield curve (as of this writing, with the Federal Funds rate at 5.50% the 30-year Treasury is at 5.70%)

      And the strength of the U.S. economy without the Asian problems may not have slowed to a sustainable


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

pace even with such Fed changes. Thus, more tightenings might be expected. And how would the stock market be performing under such actions and expectations? Not well. Thus, from a purely parochial perspective, we must say, "Thank you, Asia."

      I believe that the economy and the markets will be better served if something like Greenspan's forecast -- with Asia -- comes to pass rather than the likely ex-Asia outcome described above. And based on his track record, I'll go with Greenspan.

Regards,


/s/ Frank J. Jones

Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund
-----------------------------------------------

[Photo of Frank J. Jones, Ph.D. Co-Portfolio Manager]

[Photo of Larry Luxenberg, C.F.A. Co-Portfolio Manager]

[Photo of John B. Murphy, C.F.A. Co-Portfolio Manager]

Q. U.S. stock market averages continued their powerful advance in the first half of 1998, although the performance for the broad market was more varied. How did the Fund perform during this time?

A. The Fund advanced 13.38%(1) in the first half of the year, compared with a total return of 17.68% for the S&P 500.(2) Over the last twelve months the Fund was up 29.22%, slightly behind the S&P 500's 30.03% total return and ahead of the 27.86% total return of the Lipper Average U.S. Growth Fund.(3)

Q. What factors affected the Fund's performance during this period?

A. Two notable policies have contributed to the Fund's recent performance. First, for most of the last four years, we have anticipated that large stocks would outperform smaller ones. Over the last three years we have increased our portfolio's weighted average market capitalization by $47.5 billion to a total of $61.5 billion as of June 30, 1998, as shown below.

                             The Guardian Stock Fund
                     Weighted Average Market Capitalization
                                  ($ Billions)

   [The following table was depicted as a bar chart in the printed material.]

          6/30/95             6/30/96             6/30/97        6/30/98
          -------             -------             -------        -------
         $14.0               $34.7               $46.1          $61.5

      Secondly, we recognized early on that the economic problems in Asia would have profound and long-lasting effects on the economies of major countries throughout the world. We have lowered our holding in companies whose profits were heavily dependent on Asia.

      The last year has been an unusual period in which the very largest stocks have dominated the stock market averages. Performance has been concentrated in a handful of huge companies such as Microsoft, General Electric and Pfizer. Part of the phenomenon can be attributed to economic fundamentals. In addition, an influx of foreign money, which generally seeks out the household names first, has had an impact. Then, too, with the current worldwide economic volatility, investors place a premium on safety.

      While there is no telling how long these trends will continue, we believe they are powerful. As of mid-year, our portfolio was positioned to benefit from a continuation of these trends into the third quarter.

Q. Were there any other important strategies that you used to manage the Fund?

A. While many foreign economies were experiencing difficulties, the domestic economy continued receiving accolades. Pundits competed to heap praise on the

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses deducted from the Fund.
(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

most balanced economic recovery in a generation. Among the most popular nicknames were the "Goldilocks Economy" (not too hot, not too cold, just right) and "Supertanker America."

      In our portfolio, we tried to capitalize on this state of affairs by overweighting stable, high-quality growth stocks in which the preponderance of issuers' income came from the U.S. In addition, we sought to benefit from the gradual reduction in domestic interest rates, a nearly unprecedented situation this late in a U.S. recovery. Employment remained strong, consumer confidence soared, and inflation was on the verge of disappearing.

Q. What are the portfolio's weights in different sectors and how have these affected performance this year?

A. Our sector weights are generally unchanged from last year. Our largest weighting remained in financial stocks. At mid-year, 28.1% of the portfolio was in financials compared to 17.7% for the S&P 500. Financials continue to benefit from the continuing decline in interest rates, stable economic growth, and industry consolidation.

      Our second largest concentration was in consumer staples with 12.9%, although that was under the S&P's 22.6% weighting. We have been increasing our weighting in the pharmaceutical companies but have been underweighted in such areas as tobacco and food. Pharmaceutical companies are benefiting from a golden age of discovery of important new medicines. Given the strong increase in disposable income, we have been gradually increasing our weighting in additional areas that would benefit, such as retail and homebuilders.

Q. What problems do you foresee looming that could upset this happy state of affairs?

A. The biggest concern at mid-summer had to be the continuing difficulties in Asia, including Japan. The huge contraction in economic activity there casts a shadow over worldwide commerce. If the economies of mainland Asia and Japan do not begin a bottoming process, there is a risk of spreading deflationary pressures and social chaos. Leaders worldwide recognize the scope and severity of the problems, and we are hopeful that they will act prudently.

      In the U.S., corporations have had their highest profit margins since the mid-1960's. They have benefited from a period of intense cost-cutting and reorganization, effective deployment of technology and telecommunications, and progressive management. Most companies now have little ability to raise prices and those most exposed to foreign competition must continually find new ways to lower prices. At the same time, a scarcity of workers has put pressure on wages for the first time in this recovery. As a consequence, corporate profits now seem likely to be squeezed and are particularly vulnerable to any revenue shortfalls.

      An unknown wild card is the ability of corporations and governments worldwide to adapt their computer systems to the new millenium, the "Y2K" problem. While predictions of doom are increasing, no one seems to know with any certainty what the end result will be. Hopefully, the feverish and expensive efforts underway will be successful.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
as of June 30, 1998
-----------------------------------------------

                       Sector Weightings of Common Stocks
                        Held by the Fund on June 30, 1998

   [The following table was depicted as a pie chart in the printed material.]

Basic Industry                4.6%

Consumer Services             1.9%

Transportation                2.9%

Capital Goods                 5.8%

Utilities                     7.8%

Energy                       10.5%

Consumer Cyclicals           11.3%

Financial                    28.1%

Consumer Staples             12.9%

Capital Goods/Technology     12.4%

Conglomerates                 1.3%

Credit Cyclicals              0.5%

--------------------------------------------------------------------------------
                          Top 10 Holdings as of 6/30/98

   1. General Electric Co.                                  3.91%

   2. Exxon Corp.                                           3.07%

   3. Microsoft Corp.                                       2.86%

   4. Pfizer, Inc.                                          2.25%

   5. Int'l Business Machines                               2.10%

   6. Chase Manhattan Corp.                                 1.83%

   7. Storage Technology Corp.                              1.80%

   8. Wal-Mart Stores                                       1.76%

   9. BankAmerica Corp.                                     1.74%

  10. E.I. Dupont de Nemours, Inc.                          1.66%

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Average Annual Returns for Periods Ended 6/30/98(1)

                                                                 Life of Fund
                                     1 Year  5 Years  10 Years  (since 4/13/83)
--------------------------------------------------------------------------------
 The Guardian Stock Fund             29.22%   22.47%   18.68%       18.20%
--------------------------------------------------------------------------------
 S&P 500 Index(2)                    30.03%   22.98%   18.44%       17.45%
--------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

  [The following table was depicted as a line chart in the printed material.]

                        GSF                    S&P                    CPI
                        ---                    ---                    ---
4/13/83                10000                  10000                  10000
                       10891                  10844                  10333
83                     11028                  10867                  10336
                       10684                  10328                  10571
84                     12218                  11529                  10754
                       14360                  13501                  10958
85                     16130                  15169                  11162
                       20326                  18307                  11152
86                     18889                  17985                  11295
                       22920                  22898                  11580
87                     19241                  18903                  11794
                       23115                  21283                  12029
88                     23160                  21989                  12314
                       26541                  25595                  12650
89                     28613                  28887                  12885
                       28334                  29749                  13252
90                     25224                  27959                  13680
                       29788                  31938                  13874
91                     34293                  36439                  14088
                       34598                  36196                  14302
92                     41178                  39207                  14516
                       46490                  41100                  14720
93                     49396                  43130                  14913
                       47471                  41667                  15097
94                     48767                  43679                  15311
                       58848                  52468                  15545
95                     65667                  59992                  15668
                       72792                  66015                  15973
96                     83330                  73770                  16176
                       99134                  85090                  16463
97                    112983                  94035                  16627
6/30/98               128110                 110637                  17090

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $128,110 on June 30, 1998. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $110,637. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
-----------------------------------------------

[Photo of Thomas G. Sorell, C.F.A.]

[Photo of Howard W. Chin Co-Portfolio Manager]

Q. How did the Fund perform during the first half of 1998?

A. The Fund performed well for the first half of 1998. The Fund had a total return of 3.96%(1) for the six months ended June 30, 1998, exceeding the return of the average fund in our Lipper Intermediate Investment Grade peer group,(2) which returned 3.79% for the same period. This group consists of variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index,(3) which is not available for direct investment, returned 3.93% for the first half of 1998.

Q. What factors affected the Fund's performance?

A. Early in the year market participants expected that the Asian financial crisis would significantly slow U.S. economic growth and might motivate the Federal Reserve to ease monetary policy. However, as it became apparent that U.S. domestic demand remained robust and that the Asian effect might not reduce growth sufficiently to alleviate inflationary pressures from developing, market psychology changed to one of expecting the Fed to leave rates unchanged. The Fed's patience and inaction proved appropriate as the economy grew 5.5% in the first quarter but slowed to 1.4% in the second quarter.

      Although it was not clear to what degree the financial crisis in Asia would slow U.S. economic growth, there is no doubt that it caused a flight to quality as both U.S. and international investors sought U.S. Treasuries as a safe investment haven. By July, Treasury rates had declined 15 to 30 basis points along the yield curve, with the 30-year Treasury bond declining to its lowest level (5.57%) since first issued in 1977.

      Unlike 1997, when the Fund's performance was driven by its overweight in the spread product sectors (corporate bonds, mortgage- and asset-backed securities), performance in the first half of 1998 was driven by the Treasury sector. For the most part, spread products have lagged the performance of Treasuries in 1998. As the year began, the Fund was properly positioned for this, being overweighted in U.S. Treasuries, and the Fund's performance benefited. As the year progressed, the Fund began to reduce the Treasury position and reinvest in cheaper spread sectors, particularly corporate and mortgage-backed securities. This strategy worked until further spread widening in June, and ultimately acted as a small positive contribution to overall performance for the first half of the year.

      As mentioned earlier, the corporate bond sector experienced some volatility during the first half of 1998, returning 4.15%, as measured by the Lehman Corporate Bond Index, but underperformed comparable-duration Treasuries by 25 basis points, or 0.25%.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all Fund expenses.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Corporate bonds began the year by underperforming by 54 basis points (0.54%) on a duration-adjusted basis(4) in January, and underperformed once again in June by 47 basis points (0.47%). In the intervening months, the corporate market performed fairly well, but not enough to overcome January and June's negative returns.

      Historically low interest rates were a significant contributor to the sector's underperformance as corporations deluged the market with new issuance to take advantage of attractive financing rates. As of June 30, 1998, corporate issuance had exceeded $200 billion; an increase of $70 billion relative to the comparable period last year.

      Within the corporate market, only two sectors outperformed Treasuries during the first half of 1998; Finance and Media/Cable. The Fund was well represented in these two sectors.

      The mortgage-backed securities sector returned 3.38% in the first half of 1998 as measured by the Lehman Mortgage-Backed Index, and outperformed comparable-duration Treasuries by 0.10%. Interest rate volatility continued to remain at low levels, and although low Treasury yields have caused prepayment concerns, the Fund was positioned favorably since a high percentage of its holdings were in below par mortgages, which have less exposure to prepayment risk relative to higher coupons. Much of the widening observed in the mortgage-backed sector was experienced by the higher coupons.

--------------------------------------------------------------------------------
(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 6/30/98(1)
================================================================================
1 Year ..........................................        9.48%
5 Years .........................................        6.27%
10 Years ........................................        8.76%
Since Inception (5/1/83) ........................        9.32%
--------------------------------------------------------------------------------

      The Fund also offset some of its prepayment risk by adding mortgage-related asset-backed securities such as home equity loans and manufactured housing loans which have less incentive to refinance due to their lower loan balances. Asset-backed securities returned 3.61% as measured by the Lehman Asset-Backed Index, but turned in the best performance among the various components of the Index on a duration-adjusted basis, outperforming Treasuries by 0.21%.

Q. What strategies did you use to manage the Fund and what is your outlook for the rest of 1998?

A. Owning corporate, mortgage-backed and asset-backed securities provided a small positive return to the Fund's performance, while our early defensive position in U.S. Treasuries served us extremely well. We currently believe that corporate and mortgage-backed valuations are the most attractive that they have been in some time, but nevertheless we remain cautious and will be very selective with respect to both the corporate credits and the mortgage risk exposure we include in the Fund. As always, we will continue to adjust asset allocations to reflect changes in sector valuations and take advantage of attractive investment opportunities.

                    Composition by Asset Class as of 6/30/98

   [The following table was depicted as a line graph in the printed material.]

Mortgage Pass-Throughs                          12.4%

Yankee Bonds                                     2.2%

Asset-Backed                                    14.4%

Multi-Class MBS                                  7.3%

Corporate Bonds                                 36.9%

U.S. Government Securities                      25.7%

Cash Equivalents                                 1.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
-----------------------------------------------

[Photo of Mario J. Gabelli, C.F.A. Portfolio Manager]

Q. How did the Fund perform for the first six months of 1998?

A. For the six months ended June 30, 1998, the Fund's total return was 13.7%.(1) The Standard & Poor's ("S&P") 500(2) and Russell 2000 Index(3) had returns of 17.7% and 4.9%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 33.6% over the trailing twelve-month period. The S&P 500 and Russell 2000 rose 30.2% and 16.5%, respectively, over the same twelve-month period. For the three year period ended June 30, 1998, the Fund's return averaged 24.1% annually, versus average annual returns of 30.2% and 18.9% for the S&P 500 and Russell 2000, respectively. Since inception on May 1, 1995 through June 30, 1998, the Fund has had a cumulative total return of 94.9%, which equates to an average annual total return of 23.4%.

      In the second quarter of 1998, there was a continuation of the best of times for large stocks and the worst of times for small cap stocks. During the quarter, the large cap market, as measured by the S&P 500 Index, rose 3.3% while small cap stocks, as measured by the Russell 2000 Index, declined by 4.7%. U.S. Government Bonds rallied in a classic global "flight to quality," with the yield on the 30-year U.S. Treasury Bond falling to 5.57% in mid-June.

Q. What factors affected the Fund's performance?

A. In reviewing our successes during the first half of the year, retail, media and telecommunications holdings proved largely resistant to the Asian Flu. With the domestic economy still rolling along and consumer confidence at record levels, selected retailers posted solid earnings gains. Media stocks (broadcasters, cable television operators and entertainment software producers) also benefited from positive earnings reports and further consolidation in their industries. Telephone companies advanced as investors focused on the opportunities being presented by global deregulation. We believe these groups will continue to perform well in the months ahead.

      Our disappointments were largely in industry groups that were, or were likely to be impacted by Asian economic woes. Agricultural equipment manufacturers suffered as Asian economic weakness foreshadowed reduced agricultural exports and restrained cash flows for American farmers. Aircraft suppliers nose-dived as Southeast Asian airlines began scaling back expansion plans. Energy stocks contracted as weakening demand from Asia combined with weather-related factors and overproduction from OPEC nations to drop oil prices to a twelve year low. Finally, manufacturing companies going head to head with Asian competitors fell along with the yen and other Asian currencies.

Q. What strategies do you use to manage the Fund?

A. We buy high quality, dominant market share companies in a wide variety of industries. We believe that over the long term these companies will succeed irrespective of shorter term macroeconomic trends and that we will be rewarded for our investment patience.

      While investors worry about a substantial correction

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 is not available for direct investment, and its returns do not reflect the fees and expenses deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

or even a bear market for the Dow Jones Industrial Average and S&P 500, small cap stocks are already experiencing one. Although as of the end of second quarter 1998, the Russell 2000 is up modestly, approximately 60% of all Nasdaq-listed stocks are off 20% or more from their 52-week highs. What is wrong with small cap stocks? In our opinion, nothing. In fact, we believe that small companies operating primarily in the domestic market are far less vulnerable to Asian economic problems than the large multinationals. This has not prevented investors from abandoning small cap stocks to chase large cap stock returns. Is this likely to change in the foreseeable future? We do not know, and in a sense, do not care. We are patient value investors who count on Mr. Market's mood swings to allow us to buy quality companies at discount prices. The fact that Mr. Market, perhaps fueled by the migration of assets into S&P index funds, is mindlessly lavishing attention on large companies and ignoring more fundamentally attractive smaller ones makes it easier for us to pick up small cap stock bargains.

      As always, there are plenty of things for pessimists to worry about and for optimists to cheer. As investment realists, we do a little of both. We take the threat posed by the Asian Flu seriously. However, we believe the U.S. economy and stock market will be relatively resistant, though not immune, to this latest global financial virus. Our opinions on the economy and the market duly stated, let us remind you we spend most of our time and energy researching individual companies that we believe will do well over the longer term irrespective of shorter term economic and market trends.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 6/30/98(1)
================================================================================
1 Year ...................................       33.60%
3 Years ..................................       24.10%
Since Inception (5/1/95) .................       23.44%
--------------------------------------------------------------------------------

Q. What is your outlook for the remainder of the year?

A. Is it time to quarantine your investment portfolio by significantly reducing your exposure to equities? Let's diagnose the problem and venture an opinion on just how vulnerable the U.S. economy and stock market may be. We do not expect a painless solution (for them or us) to Japan and Southeast Asia's economic problems. Japan appears committed to exporting its way out of recession rather than undertaking any serious domestic economic reforms. Without massive currency intervention, which is disruptive in its own right, we will probably continue to see a weak yen against the dollar. Despite International Monetary Fund (IMF) bailouts, most Asian currencies are likely to remain anemic. This is not good news for any American company going head to head with Japan or its Asian neighbors in the domestic and international markets. The same holds true for European manufacturers, particularly if the new euro rivals the dollar in strength.

      Additionally, the Asian Flu has some positive side effects. Lower commodity prices, low cost Asian imports and continued domestic pricing restraint should keep inflation in check and perhaps allow interest rates to trend down even further. This should help sustain the robust service sector of the economy--now 55% of U.S. Gross Domestic Product and growing. Despite Asian-induced jitters and slowing corporate profit growth, there is still a lot of money coming into equity mutual funds. The question of the day becomes how investors will react if the market waters become even choppier. Will they head to shore or simply not venture farther out to sea? With so much liquidity and the current low returns from equity alternatives, we think the latter is more likely.

      We believe it is still too early to accurately assess the impact of Asian economic distress on the U.S. economy and corporate earnings. However, Asia's problems may prolong investment uncertainty and restrain stock prices, perhaps for the balance of the year. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will continue to reward shareholders.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
-----------------------------------------------

[Photo of R. Robin Menzies Portfolio Manager]

Q. How did the Fund perform for the first six months of 1998?

A. The first six months, and particularly the second quarter of the year was packed with incident: the new European currency was successfully launched and the European Central Bank got under way, while in Asia the Japanese economy and currency weakened and the Asian crisis deepened. The contrast between generally good news in the west and bad news in the east was reflected in market movements. For the first half of 1998 the Fund returned 19.20%,(1) while the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East
(EAFE) Index(2) returned 16.08% during this period. Even in the west, where equities performed well, there were signs that investors were beginning to favor bond markets as the quarter progressed. This tendency was less marked in Europe than it was in the U.S., where earnings growth is clearly slowing and Treasury obligations attracted those looking for a safe haven.

Q. What factors affected the Fund's performance and what strategies did you use to manage the Fund?

A. We always felt that the Asian crisis would deepen and so resisted the temptation to reinvest in those markets when they staged an ill-founded recovery earlier in the year. In fact, Asian markets have deteriorated even more than we anticipated. A vicious circle has developed in which worsening Asian prospects undermine confidence in Japanese banks and exporters, weakening the yen, which in turn makes it more difficult for the rest of Asia to export its way out of trouble. There is a danger that this vortex will suck in the Chinese, which would have a very harmful effect on the whole region. The only way for this vicious circle to be broken is for the Japanese economy to stabilize, and this requires continual fiscal stimulus (the most recently announced package is just starting to take effect) backed up by structural reform. The likelihood is that the Japanese will do just enough to stop the situation deteriorating dramatically - but the possibility that they might not is the single greatest threat to world financial markets at the moment.

      We believe that detailed analysis of the businesses of individual companies has been the best route to investment success. As a result, we have had a low weighting in Japan for the Fund, and the Japanese holdings have been concentrated in companies that are global leaders in areas like electronics, office equipment, and auto manufacturing. And it was our company analysis that deterred us from going back into the other Asian markets which bounced in the first quarter and then retreated again. We have little invested there.

      On the surface at least, it is surprising that European stock markets have continued to perform very well despite the problems of Asia. On further investigation, however, the good performance does have solid foundations:
European companies are continuing to restructure and pass on more of the benefits of their success to shareholders; euro interest rates will remain sustainably low for some time to come and, on top of this, the long-awaited recovery is finally taking place. The result is that top line growth is amplifying the effect of cost cutting, which is leading to strong earnings growth against a background of low interest rates. This happy combination is likely to persist as there is still considerable underused capacity on the Continent. It is not surprising, therefore, that Euro-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

pean markets have done well and we continue to have a heavy weighting in them.

      It is worth saying something about the effect that the Asian crisis has had so far on the global economy. The crisis has had two main outcomes, as far as the rest of the world is concerned: it has altered trade patterns and depressed commodity prices. Western exports to Asia have fallen sharply, and this has shown up in deteriorating trade deficits. Few Asian countries are showing much increase in exports in U.S. dollar terms, although volumes have picked up. In any case, the effect is likely to be a slightly dampening one on growth in the West.

      Industrial commodities are now 24.3% cheaper in U.S. dollar terms than they were a year ago using the Economist index, and the Brent crude oil price is 22.3% lower. These sharp declines are damaging some countries (Chile, for example with its dependence on copper, and Norway with its huge oil revenues), but the overall effect is likely to be positive on margins and inflation.

      As a result of these two Asian effects (lower growth because of weaker trade and lower inflation), the balance of attraction tipped towards bonds in most markets during the quarter, apart from in Europe, where growth and profits remain strong.

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 6/30/98(1)
================================================================================
1 Year ....................................     16.40%
3 Years ...................................     19.48%
5 Years ...................................     15.63%
Since Inception (2/8/91) ..................     14.08%
--------------------------------------------------------------------------------

Q. What is your outlook for the international market?

A. The final piece of the jigsaw puzzle is the so called "technical position," in other words the supply and demand for equities in world markets. This remains extremely favorable and goes a long way to explain equity markets' resilience. The retirees of the future are pouring money into equities and there is a significant switch in favor of equities away from traditional cash and bond based investments taking place in Europe. At the same time, equity issuance remains very low. The favorable technical position and Europe's good prospects are the two main supports for our generally optimistic view.

      We are positive about Continental Europe, less so about the UK. Many of the smaller Asian economies have deep seated problems. The progress of reform in Japan is an important factor for markets. We believe that the authorities are likely to do just enough to get by. Markets in the rest of the world will probably continue to receive support from technical factors and try their hardest to put a positive interpretation on bad news from Asia.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-----------------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Q. How did the Fund perform during the first half of 1998?

A. For the six months ended June 30, 1998, the Fund returned -18.15%(1), compared with a return of -19.87% over the same period from the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.(2) The Fund's performance was hit by the renewed weakness in the emerging markets following investors' reappraisal of the depth of the Asian crisis. Asian markets performed worse, but the others did not escape. One effect of the Asian crisis was to spread concerns (partially with respect to Latin America) about growth, commodity prices and the interest rates that other emerging economies would have to pay in the future. Central European markets were largely unharmed during the period (Poland's market, for example, rose by over 14%).

Q. What factors affected the performance of the Fund?

A. We remained overweighted in the Latin American and Central European markets during the period. This strategy hurt us in the first quarter of the year as Asia enjoyed a short lived recovery, but was beneficial over the period as a whole.

      The outlook for the emerging markets is clouded by the deteriorating situation in Asia. Years of low interest rates have led to excessive investment and bad debts, which have severely weakened the financial infrastructure of many Asian economies. Whatever problems Latin America suffers from, they are not the result of years of low interest rates and excessive investment. Nevertheless, emerging market investors have shown once again their tendency to tar all the emerging markets with the same brush. Geographic diversification has provided little protection (in the short term at least). There has been no place to hide.

Q. What strategies did you use to manage the Fund and what is your outlook going forward?

A. The crisis rumbles on in Asia. There will be no quick bailout on the Mexican model. Some countries have responded well to the challenge - Korea is a good example - and others, such as China, Taiwan and India, have enough momentum to maintain their growth, albeit at a lower level than in recent years. These are the countries where we have maintained an exposure for the Fund in the belief that, from a longer term perspective, some excellent companies can now be bought at very low valuations. We are keeping pretty well clear of Indonesia, Thailand and Malaysia where massive amounts of capital are still required to stabilize the situation. Our perception is that consensus expectations for Asian growth and profitability over the next couple of years are only just now beginning to catch up with reality, having previously been too high, so it is still too early to become optimistic about equity prices there. We should also like to see evidence that the Japanese yen has stabilized before becoming more confident about the region.

      The situation in Latin America is quite different. Governments there reacted sensibly to the Asian crisis; although growth has decelerated as rates have had to rise, we do not expect the tough monetary disciplines of recent years to be abandoned. Shares are rea-

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (EMF) is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

sonably valued on undemanding expectations for earnings growth, and the better companies have continued to cut costs and consolidate. We think the fears about continuing reform in Brazil are overdone; the market is now trading at less than 10 times 1998 earnings and has been depressed by extraneous concerns (a possible currency crisis in Russia, for example). The Fund now has a heavy weighting in Brazil.

      We have recently become more optimistic about Central Europe (Poland, Hungary and the Czech Republic). Markets there have been quite weak and are reasonably valued. We expect them to show good earnings growth again this year. They are all beneficiaries of a stronger recovery than expected in Germany, and there is now the prospect (however distant) of eventual inclusion in the single European currency, which will have a beneficial effect on interest rates and long term inflation expectations.

      To sum up: The emerging markets have taken a beating, but the concept is still intact and good growth prospects can be found there at lower valuations than elsewhere. We need to see some stability in Asia before becoming really confident, but the longer term prospects are good.

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 6/30/98(1)
================================================================================
1 Year ..................................       -30.78%
3 Years .................................         2.22%
Since Inception (10/17/94) ..............        -2.52%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a pie chart in the printed material.]

Europe                                   16.8%

South Africa                              4.0%

Cash                                      7.1%

Asia                                     20.9%

Latin America                            51.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Top 10 Holdings

    Company                         Country                Nature of Company

  1. Petrobras                      Brazil                 Energy

  2. Telebras ADR                   Brazil                 Telecommunications

  3. Telesp                         Brazil                 Telecommunications

  4. CIE                            Mexico                 Media & Entertainment

  5. Bank Roswoju Eksport           Poland                 Banking

  6. Comp. Brasileiras de Dist.     Brazil                 Retail

  7. Banco Itau                     Brazil                 Banking

  8. Elektrim                       Poland                 Electricals

  9. Richter Gedeon                 Hungary                Pharmaceuticals

 10. Bank Handlowy                  Poland                 Banking

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
-----------------------------------------------

[Photo of Larry Luxenberg, C.F.A. Portfolio Manager]

Q. Small cap stocks have been ignored in this market, which has favored large cap stocks. How has the Fund fared during the first half of 1998?

A. This has been a discouraging period for small cap stocks as investors seem to ignore any good news and cling to anything bad. In spite of this, the actual returns have not been too bad. In the first half of 1998, the Fund had a return of 7.56%,(1) compared to 4.93% for the Russell 2000,(2) a leading index of small cap performance. From July 16, 1997, the date the Fund commenced operations, through June 30, 1998, the Fund had a return of 23.36%, compared to 13.60% for the Russell 2000 and 24.24% for the S&P 500.(3)

Q. What were the significant factors that affected the Fund's performance?

A. We continued to overweight financial stocks, which have benefited from the current benign interest rate environment. Additionally, we added to our holdings in retailers, homebuilders and business services, which are benefiting from the extended recovery, high consumer confidence and increasing disposable income.

      In this difficult market we also emphasize systematic efforts to weed out possible sources of trouble early in the process. Companies and industries, once they begin struggling, tend to face difficulties for a long time. Investors and analysts are always amazed at how far down a stock can go. While we tend to be patient long-term investors, sometimes the old Wall Street axiom of "cut your losses" is a wise one.

Q. What strategies are used to manage the Fund?

A. We look for dynamic companies with sound business models able to exploit opportunities in our fast-changing economy. Many of our companies are in businesses that did not exist a decade ago.

      Also, we continue to invest in companies whose operations are largely domestic. Most of our companies do not have much direct exposure to the Asian economies. Meanwhile, we have been looking for companies in market niches, who can heavily influence their own fate regardless of external economic forces. With outsourcing and partnerships so prevalent, small companies with important breakthroughs are able to grow much faster than in the past.

Q. What is the outlook for small cap stocks?

A. While small cap stocks have trailed the broad market recently, historically they have outperformed large cap stocks, according to a recent Ibbotson Sinquefield study.(4) The timing of any switch in performance is uncertain, but the fundamental outlook continues to improve.

      While some small caps have had unexpected earnings difficulties, so too have some large cap stocks.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russel 2000 is not available for direct investment, and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(4) The study is taken from Stocks, Bonds, Bills & Inflation 1997 Yearbook,(TM) Ibbotson, Chicago (annually updates work by Roger G. Ibbotson and Rex Sinquefield).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

But what is harder to explain is why small cap companies that have performed well and met or exceeded investors expectations still lag the bigger cap stocks. One reason is that in times of turmoil, investors prefer perceived safety as opposed to opportunity -- fear triumphs over greed. With the cloud of financial meltdown and disarray in Asia overhanging our markets, investors have continued to gravitate to the largest companies. A second reason is the continued popularity of indexing, much of which is tied to the S&P 500. In the short-run this becomes a self-fulfilling prophecy in which cash is blindly thrown at the largest stocks. Thirdly, the U.S. economic recovery, which began during the Gulf War, is now one of the longest on record. In the early phases, corporate profit growth was rapid. Companies had downsized during the recession and profitability soared afterwards.

      Now after years of near record margins and profitability, companies are having difficulty maintaining that growth. Pricing power is confined to small sectors of the economy, wages are rising and cost cutting opportunities are much diminished. Productivity, however, has been improving. Normally, late in a bull market, investors turn to smaller and more speculative issues as performance gets harder to come by. Lately, much of that sort of attention has been confined to internet stocks and other technology issues. Investment fads can persist for long periods. In time, though, these excesses or neglected securities tend to correct. No doubt in some future report we will be remarking that small caps are the current "smash hit" among investors.

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
as of June 30, 1998
-----------------------------------------------
--------------------------------------------------------------------------------
                          Top 10 Holdings as of 6/30/98

    1. AFC Cable Systems, Inc.                              3.03%

    2. Fidelity National Financial, Inc.                    2.60%

    3. Ethan Allen Interiors, Inc.                          2.38%

    4. National RV Holdings, Inc.                           1.18%

    5. Lone Star Industries, Inc.                           1.13%

    6. Northwest Pipe Co.                                   1.09%

    7. Hain Food Group, Inc.                                1.07%

    8. Shopko Stores, Inc.                                  1.06%

    9. Southdown, Inc.                                      1.00%

   10. Harte-Hanks Communications                           0.95%

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------
                                 TOTAL RETURN(1)
================================================================================
Since Inception (7/16/97).................................   22.35%
--------------------------------------------------------------------------------

                       Sector Weightings of Common Stocks

   [The following table was depicted as a pie chart in the printed material.]

Utilities                               0.3%

Credit Cyclicals                        4.0%

Consumer Cyclicals                     20.7%

Transportation                          4.9%

Consumer Services                       6.5%

Financial                              22.5%

Consumer Staples                        7.5%

Basic Industry                          4.2%

Energy                                  5.2%

Capital Goods/Technology               13.6%

Capital Goods                          10.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
-----------------------------------------------

                                                                       [LOGO](R)

Q. How did the Fund perform for the first six months of 1998?

A. For the six months ended June 30, 1998, the Centurion Fund produced a total return of 15.64%,(1) compared with total returns of 17.68% for the S&P 500(2) and 14.11% for the Dow Jones Industrial Average.(3)

      After a checkered start to the year, amid lingering global concerns about developments in Southeast Asia, Latin America, and the Middle East, the combination of Value Line's top-down analysis and bottoms-up stock selection has fared better as 1998 progressed, resulting in strengthening relative performance.

Q. What factors affected the performance of the Fund?

A. From a bottom-up standpoint, the Value Line Timeliness Ranking System had an excellent first half in 1998, with each of its five "ranks" performing exactly in line. That is, stocks included in the System's Rank 1 category (the highest rating) outperformed Rank 2's on an overall basis, which outperformed Rank 3's on an overall basis, etc. From a sector standpoint, our proprietary systems and models continued to identify those industries that are producing robust earnings growth, principally technology (with a software, hardware and networking focus); financial services (with a broad smattering of brokers, banks, insurers, and consumer finance companies); retailers; and consumer nondurables (with an emphasis on healthcare).

Q. What strategies did you use to manage the Fund?

A. Our top-down strategy has been consistently focused on our forecast for decelerating economic growth, benign inflation, neutral monetary policy, lower interest rates, and a modest increase in corporate profits. All of these factors suggest a positive bias to the equity markets, with an emphasis on large-capitalization Blue Chip growth companies within the industry sectors identified earlier (technology, financials, retailers, healthcare, and airlines).

Q. What are your expectations for the rest of 1998?

A. Looking forward, we believe that developments in Japan hold the key to the performance of the U.S. financial markets. In a stunning turn of events, Japan's Liberal Democratic Party recently suffered a humiliating defeat in parliamentary elections, as voters expressed their displeasure with the ruling party's confusion and lack of decision in dealing with the country's worst economic crisis in more than half a century. Moreover, Prime Minister Hashimoto resigned in reaction to this vote of no confidence.

      For U.S. financial markets, this introduces a significant element of uncertainty, as we have no idea whether the new Prime Minister's political and economic agenda will include a sorely needed overhaul of its banking system, permanent tax cuts, an increase in government spending, and/or lower interest rates. In fact, if Japan's reform efforts to emerge from recession are unsuccessful, then the recent coordinated currency intervention to support the yen/dollar relationship could prove to be short lived.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      Nevertheless, investors appear satisfied that any political change in Japan will likely result in positive economic reform, and U.S. financial markets surged to record highs in the days following the election.

      Back in the United States, we do not believe that the upwardly revised 5.5% level of Gross Domestic Product (GDP) growth reported is sustainable for the following reasons: the weakness in end-market demand for U.S. goods from troubled Southeast Asian countries, the strong dollar (which makes our exports more expensive), the planned reduction of the U.S. inventory overhang, and the contentious General Motors labor strike. All in, we are forecasting a deceleration in GDP growth throughout the balance of 1998.

      We continue to believe that inflation will remain muted, with consumer and wholesale levels estimated at 2.0% or less during 1998. Although the U.S. job market has been very tight, there is very little pricing power for U.S. companies in the midst of a competitive global marketplace. As a result, companies do not appear to have the ability to fully pass along the cost of their employees' higher wages to their customers in the form of higher prices, for fear of losing market share. This developing trend should continue to pressure margins and corporate profits, and we are forecasting only moderate earnings growth of about 6% in 1999.

      It remains our long-held belief that Fed Chairman Alan Greenspan does not wish to potentially exacerbate a global currency or economic crisis by raising interest rates, so we expect a neutral U.S. monetary policy indefinitely.

      After surging to record highs earlier this summer, the Dow Jones Industrial Average has corrected, reflecting investor concern about the Asian impact on second quarter 1998 earnings. We believe that this consolidation could serve as an attractive longer-term buy point, once we get through the release of earnings. More strength in the market could be expected through Labor Day in a late summer rally, before the market potentially succumbs to seasonal third quarter 1998 earnings concerns during September and October.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of June 30, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 6/30/98(1)
================================================================================
1 Year .................................       27.71%
5 Years ................................       18.24%
10 Years ...............................       18.12%
Since Inception (11/15/83) .............       14.75%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-----------------------------------------------

                                                                       [LOGO](R)

Q. How did the SAM Trust perform in the first half of 1998?

A. The Trust earned a total return of 15.36% in the six-month period ended June 30, 1998, nearly equaling its full-year return for 1997.(1) This compared with a total return of 17.68% for the unmanaged Standard & Poor's 500 Index(2) and a total return of 4.17%% for the unmanaged Lehman Government/Corporate Bond Index(3) in the first half of 1998.

      For these six months, the Trust ranked 11 out of 342 funds in the flexible variable annuity category (separate accounts), according to Lipper Analytical Services.4 For the 12-month period through June 30, the Trust ranked 4 out of 320 funds in its category; for five years, it ranked 24 out of 112 funds; for ten years, 1 out of 35 funds.

Q. What factors affected performance of the Trust in the six-month period?

A. One key plus was the Trust's increased allocation to stocks. Through most of 1997, only about 45% of the Trust's assets were in stocks, with the remainder in bonds and cash. In the final two months of 1997 and the first quarter of 1998, we gradually moved the stock allocation up to about 75%. Given the strong market in this year's first half, this proved to be the right move.

      Another plus was good stock selection. The Trust's stock portfolio outperformed the S&P 500, in spite of the marked relative weakness of the stock market's smaller-company stocks (those with market capitalizations of under $5 billion), which make up nearly half of the Trust's stockholdings.

Q. Why did you increase the Trust's investment in stocks?

A. To determine asset allocation among the three asset classes (stocks, bonds, cash), we use Value Line's proprietary stock and bond models. Our models incorporate a number of different financial and economic variables; from these are generated forecasts of the total returns from stocks and bonds in the coming six months. Last October, the stock market fell in the wake of the economic crisis in Asia. The cheaper stock prices, combined with falling interest rates, turned our model more favorably toward the stock market. In the months ahead, unless we see a large change in stock prices or interest rates, we expect the Trust's allocation to remain at about 75% stocks, 15%-20% bonds, and 5%-10% cash. This compares to the Trust's prescribed central tendency of 55% stocks, 35% bonds, and 10% cash.

Q. What strategies were used in stock and bond selection?

A. For stock selection, we stay with stocks that are showing strong earnings momentum and strong price momentum, relying largely on the proprietary Value Line stock ranking systems. We maintain a very diversified portfolio of over 200 stocks in many different industries, which aids in reducing risk. For bond selection, we stay with high-quality issues. This year, we have continued our program of swapping out of some U.S. Treasuries and into U.S. agencies and high-rated corporate bonds, where relative yields have become more attractive.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses deducted from the Fund.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.
(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings

  1. General Electric Co.

  2. Pfizer Inc.

  3. Tyco International Ltd.

  4. Omnicom Group Inc.

  5. Safeway Inc.

  6. WalMart Stores Inc.

  7. Kohls Corp.

  8. Compuware Corp.

  9. Symbol Technologies, Inc.

 10. Zions Bancorporation

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 6/30/98(1)
================================================================================
1 Year .................................      24.66%
5 Years ................................      14.83%
10 Years ...............................      16.08%
Since Inception (10/1/87) ..............      15.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   [The following table was depicted as a pie chart in the printed material.]

                      Portfolio Composition by Asset Class

                    December 31, 1997                   June 30, 1998
                    -----------------                   -------------
     Cash                  15.7%                              3.7%
     Bonds                 27.4%                             17.6%
     Stocks                56.9%                             78.7%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------------------------

[Photo of John D. Laupheimer, Jr. Co-Portfolio Manager]

[Photo of Kevin R. Parke Co-Portfolio Manager]

Q. For the six months ended June 30, 1998, how did the Series perform?

A. For the six months ended June 30, 1998, the Series provided a total return of 16.12% (including the reinvestment of any distributions).(1) This compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.(2)

Q. What factors affected the Series' performance and what strategies did you use to manage the Series during this period?

A. We feel the strength of this portfolio's overall performance is the result of our adherence to a strong investment discipline. We invest in large-capitalization, high-quality companies, seek growth at a reasonable price, strive for a dividend yield that is 90% of that of the S&P 500, seek to keep volatility lower than that of the S&P 500, and try to stay fully invested. As important, MFS(R) Original Research(SM), our process of selecting stocks through in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects, sets us apart and has been a clear factor in our success.

      In the financial services sector, we're featuring investments in insurance companies based on fundamental strengths and as a means of leveraging the growing trend toward consolidation in this industry. Consolidation should allow companies to function more efficiently and produce cleaner, more profitable balance sheets, which positively impact share prices. Because consolidation in the insurance industry is a newer phenomenon than it is in the banking business, we are focusing less on banking and brokerage stocks. Some key holdings for the sector include Hartford Financial Services, Chubb, and Allstate.

      Air Products, an industrial gas company, is a new stock in the portfolio's top 10 that exemplifies the type of company we seek out. It locates its plants at customer sites, and customers contract to take a certain amount of product or to pay the difference for what they don't use. Any excess product that the plant can make is sold to other customers, which helps keep plants running more profitably. Also, the company has modified its management compensation plan to focus on earnings growth. As a result, Air Products is more rigorously examining its corporate investments, which has helped earnings growth more easily reach the bottom line. The company has potential earnings growth in the mid teens, and its stock sells for a reasonable price given its earnings prospects, so we get growth at a good price.

      One of the household names in the portfolio, and a long-term holding, is Gillette. Its much-touted new razor product is an excellent example of the strength of the company's business model. Unlike companies that rely on gaining new customers or increasing

--------------------------------------------------------------------------------
(1) All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than the original cost. Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

consumption among existing customers, Gillette has built a successful business by constantly improving its products and convincing customers to pay more for them.

      Consolidation is a theme that has been prominent in many industries recently. Among mergers that have had an impact on this portfolio is the one between American Home Products (AHP) and Monsanto. This is a very strategic merger for both companies. American Home Products, one of the world's largest pharmaceutical and health care companies, produces products such as Advil and Robitussin. Monsanto, in addition to producing well-known products like NutraSweet and Round-Up, has cutting-edge agricultural products that should thrive under AHP's management and strong financial discipline. We are optimistic about the new company's growth prospects.

      While the portfolio is allowed to invest up to 35% of assets in international stocks, we'll probably never reach that level. Currently, we're only about 8% invested in non-U.S. dollar stocks and feel that 10% to 15% is a reasonable maximum. Investing in foreign and emerging market securities involves special risks. These risks may increase share price volatility. Please see a prospectus for details. We only invest overseas if we find a company with quality and growth potential equivalent to those of a U.S. company and whose stock is selling at a discount sufficient to compensate for currency risk. As a result of this investment strategy, the portfolio doesn't have much exposure to economies in Asia such as Malaysia, Indonesia, and Singapore. Japan is a consumer economy, and some of our holdings have a presence there.

      However, U.S. companies have had a hard time selling products in Japan because of that country's trade barriers. This has provided some protection that, combined with the strength of the European and American economies, has limited the impact of Asian turmoil on stocks in the portfolio.

--------------------------------------------------------------------------------
MFS Growth with Income Series
Profiles as of June 30, 1998
-----------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 6/30/98(1)
================================================================================
1 Year ...................................................................27.77%
Since Inception (10/9/95) ................................................28.96%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             Top Ten Stock Holdings
--------------------------------------------------------------------------------
  1. Bristol-Myers Squibb Co.           6. General Electric Co.

  2. Exxon Corp.                        7. American Home Products Corp.

  3. US Bancorp                         8. British Petroleum PLC

  4. Air Products & Chemicals, Inc.     9. Microsoft Corp.

  5. Beneficial Corp.                  10. Hartford Financial Services Group,
                                           Inc.
  For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
-----------------------------------------------

[Photo of Alexander M. Grant, Jr. Portfolio Manager]

Q. How did the Fund perform during the first half of 1998?

A. As of June 26, 1998, the effective 7-day annualized yield for the Fund was 5.06%.(1) The Fund produced an annualized total return of 5.07%(2) in the first half of 1998. In contrast, the effective 7-day annualized yield of Tier One money market funds, as measured by IBC Financial Data, was 4.91% on June 26, 1998. These funds had a six-month total return of 4.95% for the period ended June 30, 1998. IBC Financial Data is a research firm that tracks money market funds.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they determine their preferred long term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service, Inc., and Standard & Poor's Corporation for the Fund's portfolio. At month-end June 1998, most of the portfolio (94.4%) was invested in commercial paper; the balance (5.6%) was invested in repurchase agreements.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. The Federal Reserve last changed the Fed Funds target from 5.25% to 5.50% on March 25,1997. The Discount Rate was left unchanged at 5.00%. This move followed several months of strong economic data, particularly with respect to housing data, consumer consumption and payroll data, but has since held steady in the absence of consistent inflation indicators. The Fed Funds target is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Fund. As the stock market rallied, our investors transferred cash to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity -- 29 days as of June 30, 1998. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 52 days.

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $10.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS(R) Emerging Growth Series
-----------------------------------------------

[Photo of John W. Ballen Portfolio Manager]

[Photo of Toni Y. Shimura Portfolio Manager]

      For the six months ended June 30, 1998, the Series provided a total return of 21.54% (including the reinvestment of any distributions). This compares to a 4.93% return for the Russell 2000 Total Return Index (the Russell 2000) and to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The S&P 500 is a popular, unmanaged index of common stock total return performance.

      Low inflation, low interest rates, and a robust U.S. economy created a positive backdrop for emerging growth stocks in the first half of 1998. It was, however, a volatile period. Although seemingly far away, the economic problems in Asia were probably the most important factors affecting the U.S. market during this period. Concerns relating to Asia drove liquidity premiums to very high levels -- in other words, investors were willing to pay much higher valuations for the liquidity offered by bigger-capitalization stocks. Consequently, the mid-cap and larger-cap growth stocks in our portfolio tended to outperform the smaller stocks during this period. Also, concerns about Asia affected companies with significant exposure to the region, such as technology stocks, many of which experienced a roller-coaster ride. Fortunately, the portfolio's technology holdings were primarily in computer software and networking rather than in the more volatile semiconductor stocks, which have a lot of business in Asia.

      The Series continued to benefit from the solid performance of its technology holdings, whose earnings were surprisingly strong despite issues relating to Asia. Stocks that contributed to performance included Cisco Systems, Microsoft, SAP, BMC Software, and Compuware -- all of whose products were in strong demand by companies seeking increased productivity. Consolidation in the telecommunications industry helped increase value in holdings such as WorldCom, MCI, and Global Telesystems. Better-than-expected earnings and industry consolidation also helped other companies, such as Tyco International and AirTouch. Cendant, a hotel, real estate, and consumer services company franchiser that was created by a merger of HFS and CUC International, has been a major disappointment. Earlier this year the company uncovered potential accounting fraud in the former CUC, and we're closely monitoring the situation while the company reviews its accounting practices and attempts to uncover the depth of the problem.

      Looking ahead, we see a number of things affecting our market. First, the potential for interest rates to rise from currently very low levels is something we're always on the lookout for, given the continued strength of the U.S. economy and the tight labor market. If rates rise, the valuations of interest-sensitive stocks such as financials and television and radio broadcasters could come under pressure. So, to be on the cautious side, we have trimmed back on some of our holdings in these areas.

      Second, we believe we are at the beginning of an ongoing slowdown in profit growth for both the economy and the S&P 500. We've already seen the early manifestations of this in the first half of 1998, with earnings disappointments for quite a few companies. We think this bodes well for emerging growth stocks because many of them are expected to generate earn-


--------------------------------------------------------------------------------
ings growth far superior to that of the broader market. As a result, technology continues to be an area of emphasis since selected software and networking companies are generating some of the strongest, most consistent earnings growth we have been able to identify. Another area we believe offers great potential is the business and computer services market, for example, information technology and outsourcing firms that help other companies focus on their core businesses.

      Telecommunications is another industry displaying opportunities due to increased competition and global consolidation. In our view, the companies that can grow the fastest will be well rewarded by the marketplace. Thus, we believe that our strategy of searching out rapidly growing companies early in their developments and growth stocks at reasonable prices should benefit investors in 1998.

--------------------------------------------------------------------------------
MFS(R) Emerging Growth Series
as of June 30, 1998
-----------------------------------------------

                       Sector Weightings of Common Stocks
                       Held by the Fund on June 30, 1998

   [The following table was depicted as a pie chart in the printed material.]

Industrial Goods & Services         1.51%

Technology                            38%

Miscellaneous                      12.84%

Leisure                            12.15%

Financial Services                  2.58%

Retailing                          13.36%

Utilities and Communications        8.54%

Autos & Housing                     0.40%

Consumer Staples                    0.29%

Health Care                        10.34%

--------------------------------------------------------------------------------
                          Top 10 Holdings as of 6/30/98
--------------------------------------------------------------------------------

  1. Cisco Systems                5.65%

  2. Tyco Intl.                   5.37%

  3. Microsoft Corp.              4.87%

  4. Computer Assoc Intl.         4.78%

  5. Cendant Corp.                4.40%

  6. BMCSoftware                  4.27%

  7. SAP AG PRF NON VTG DEM5      3.94%

  8. Oracle Corp.                 3.77%

  9. Compuware Corp.              3.73%

 10. United Healthcare            3.22%

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Average Annual Returns for Periods Ended 6/30/98(1)

                                                                  10 Years/
                                    6 Months       1 Year           Life*
--------------------------------------------------------------------------------
Cumulative Total Return             +21.54%        +33.72%        +103.55%
--------------------------------------------------------------------------------
Average Annual Total Return             --         +33.72%        + 27.38%
--------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, July 24, 1995, through June 30, 1998.

      All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

      Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

      Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility.

--------------------------------------------------------------------------------
MFS Total Return Series
-----------------------------------------------

[Photo of David M. Calabro, Portfolio Manager]

      For the six months ended June 30, 1998, the Series provided a total return of 8.68% (including the reinvestment of any distributions). This compares to a 17.71% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and to a 4.11% return for the Lehman Brothers Government Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade domestic corporate debt.

      Given what we view as high valuations in the stock market, the Series has maintained a fairly conservative weighting in equities. Currently, approximately 59% of assets are invested in common stocks, convertibles, and preferred securities, which is below that of the balanced-fund peer group.

      In stocks, the Series' largest sector weighting is financial services, an industry in which valuations are attractive and earnings growth is higher than that of the average company. Earnings growth rates for these companies are in the double digits, and their yields are good. Also, consolidation has made this sector more attractive as these companies are able to cut costs. Holdings include National City and PNC in banking and Lincoln National in insurance.

      Another large sector is utilities and communications, in which we see some attractive opportunities. On the electric side, we think growth is modest but valuations are attractive compared to the S&P 500. This is the case in telecommunications, but there is also ongoing consolidation and growth, both of which we think could enhance capital appreciation.

      We continue to shy away from the technology sector. Given our objective to provide consistent returns with low volatility, we have not seen much opportunity within this sector.

      As the year progresses, we believe it will become more difficult to make money in the equity markets because prices continue to rise while corporate earnings are slowing.

      Based on our outlook for interest rates remaining low, the duration, or sensitivity to changes in interest rates, of the Series' bond allocation is slightly longer than that of the Lehman Index. Most of this allocation is in the corporate sector because we believe that as long as the economy remains sound and inflation remains low, corporate bonds should continue to perform well. About 20% of this allocation is in high-yield corporates. Healthy economic growth has contributed to the high-yield market's performance as more companies have posted improved operating results and have had little trouble making their debt payments. The biggest high-yield sector is media and entertainment and includes Time Warner, News Corp., and Telecommunications, Inc. This industry continues to benefit from consolidation and cost cutting resulting from the 1996 Telecommunications Act.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Total Return Series
as of June 30, 1998
-----------------------------------------------

                       Sector Weightings of Common Stocks
                        Held by the Fund on June 30, 1998

   [The following table was depicted as a pie chart in the printed material.]

Energy --                            12.55%

Transportation --                     0.90%

Miscellaneous --                      3.00%

Utilities and Communications --      13.74%

Basic Materials --                    5.83%

Industrial Goods & Services --        8.57%

Financial Services --                25.34%

Technology --                         3.18%

Autos & Housing--                     3.60%

Consumer Staples --                   7.88%

Health Care                           8.14%

Leisure --                            1.62%

Retailing --                          5.67%

--------------------------------------------------------------------------------

                          Top 10 Holdings as of 6/30/98

  1. British Pete Ads (6 Ord)      3.10%

  2. Bristol Myers Squibb          3.03%

  3. General Electric              2.21%

  4. National City                 2.00%

  5. International Business        1.96%

  6. Lincoln National              1.95%

  7. Allied Signal Inc.            1.95%

  8. Akzo Nobel NV NLG20           1.91%

  9. GTE Corp.                     1.90%

 10. Chubb Corp.                   1.77%

For a complete list of portfolio holdings, please see the Schedule of Investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Average Annual Returns for Periods Ended 6/30/98(1)

                                                                      10 Years/
                                6 Months     1 Year      3 Years        Life*
--------------------------------------------------------------------------------
 Cumulative Total Return         +8.68%      +18.36%      +69.45%      +92.11%

 Average Annual Total Return        --       +18.36%      +19.22%      +20.57%
--------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1998.

      All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details...

      Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Bond Series
-----------------------------------------------

[Photo of Geoffrey Kurinsky, Portfolio Manager]

      For the six months ended June 30, 1998, the Series provided a total return of 3.60% (including the reinvestment of any distributions). This compares to a 4.11% return for the Lehman Brothers Government/ Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

      The Series has been helped by its overweightings in investment-grade corporate bonds and high-yield securities. We have had, on average, a 50% weighting in investment-grade corporates and roughly 20% in the high-yield market, which is the Series' maximum allocation. The Series has had almost no allocation in international government bonds, based on our view that yields have converged among the United States, Germany, and the other European countries, to basically a 6% yield. Thus, we think the United States is the most attractive market. Inflation in the United States is low, the economy is strong, and we have the market leaders in many major industries, most notably in technology and telecommunications. The Series' largest exposure is in the media sector, the credit quality of which continues to improve. There has been a lot of consolidation in this business, and companies have benefited from strong cash flows and refinancings of some of their older, higher-coupon debt. Holdings here include Time Warner, Telecommunications, Inc., and Continental Cablevision.

      Currently, the Series' duration, or sensitivity to changes in interest rates, is about seven years, which is its usual maximum. It is our view that, with inflation at about 1.5%, and 10-year U.S. Treasuries at around 5.5% and perhaps moving down a little, the environment for fixed-income securities is very attractive.

      Looking ahead, the biggest risks to the bond market are the possibility that the U.S. economy grows too fast and the Asian slowdown that people are counting on does not develop. If economic growth continues at a 4% to 5% annual rate, there's no Asian-induced slowdown, and we start to see some early signs of inflation, the Federal Reserve Board (the Fed) could be forced to raise short-term interest rates, even if there still are no inflation pressures. However, if interest rates and inflation remain steady and the U.S. economy continues to grow at a moderate pace, which is what we expect, it will be a positive environment for investment-grade corporate and high-yield bonds, as well as for some of the emerging markets, which are very sensitive to changes in short-term interest rates.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Bond Series
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------
                          MFS VARIABLE INSURANCE TRUST
                            PORTFOLIO CHARACTERISTICS
================================================================================
MFS Bond Series
Asset allocation (% of assets)
------------------------------
Corporates ..........................    26.3%
US Government/Agency ................    37.2%
Mortgage-backed .....................     8.1%
Other ...............................    28.4%
                                        ------
                                        100.0%

Portfolio quality (% of bonds)
------------------------------
Government ..........................    46.6%
A-AAA ...............................     9.8%
B-BBB ...............................    40.8%
Unrated .............................     2.8%
                                        ------
                                        100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         TOP TEN HOLDINGS (% OF ASSETS)
                        ISSUE, COUPON RATE, MATURITY DATE
================================================================================

MFS Bond Series                                                  % of
Asset allocation (% of assets)                                  Assets
------------------------------                                  ------

US Treasury Note - 6.250 Aug 31 02 ..........................   15.8%
US Treasury Bond - 6.125 Nov 15 27 ..........................   14.3%
Crimi Mae 98 7.000 Mar 02 11 ................................    3.7%
Single Family
  (GNMA) coupon 7.500 .......................................    2.6%
Goldman Sachs
  Group - 5.900 5.9000 Jan 15 03 ............................    2.4%
OwensILLInc 7.50 May 15 10 .................................    2.4%
15 Year FNMADwarf 15 Year Coupon ............................    2.3%
Single Family(GNMA)coupon 8.000 .............................    2.3%
US Treasury Note - 5.50% Jan 31 03 ..........................    2.3%
US Treasury Note - 6.500 Oct 15 06 ..........................    2.1%

                                   ----------

Average Life ................................................ 12.7 years
Average Duration ............................................  6.6 years

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Average Annual Returns for Periods Ended 6/30/98(1)

                                                              10 Years/
                                    6 Months      1 Year        Life*
--------------------------------------------------------------------------------
 Cumulative Total Return              +3.60%      +10.91%      +19.98%
--------------------------------------------------------------------------------
 Average Annual Total Return             --       +10.91%       +7.02%
--------------------------------------------------------------------------------

* For the period from the commencement of the Series' investment operations, October 24, 1995, through June 30, 1998.

      All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

      Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus for the product being offered. Please read it carefully before investing or sending money.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
American Century VP Value Fund
-----------------------------------------------

[Photo of Phil Davidson, Portfolio Manager]

Q. How did the fund perform for the six months ended June 30, 1998?

A. VP Value lagged its benchmark during the first half of 1998, returning just 5.90%. The fund's benchmark, the S&P 500/BARRA Value Index, gained 12.13%, while the S&P 500 registered a 17.66% return.

Q. What explains the fund's performance compared to the broader market?

A. VP Value's lackluster performance was dictated primarily by its investment style and the size of the companies it tends to own. During the first six months of the year, growth stocks provided the best returns while value stocks lagged. Investors also continued to favor the larger, better known companies that drive the S&P 500 Index. These larger companies became attractive to investors in late 1996 amid fears that the Federal Reserve would increase short-term interest rates. The preference for larger companies continued through the Asian currency crisis that unfolded a year later. Investors held onto the stocks of bigger, better known companies--even those with exposure to Asian economies--because larger companies are generally easier to trade. Liquidity is an attractive feature in an uncertain or volatile market. At the same time, the midsize companies VP Value focuses on became more difficult to trade.

      Although style and capitalization factors have dampened recent performance, we believe the market's ongoing preference for bigger companies is unsustainable. Many large-cap stocks currently are selling at record highs and, in our opinion, have little potential for additional gains. In the meantime, the popularity of large-cap stocks and the depressed prices of many mid-cap stocks have created a wealth of opportunity for value investors. We are finding many mature, out-of-favor mid-cap companies whose stocks are attractively priced from a risk-reward and value standpoint.

Q. What caused VP value to underperform its benchmark?

A. VP Value was underweighted relative to the S&P 500/BARRA Value Index in several better-performing industries, including financial services and communications stocks. Perhaps more significant, however, was the fund's overweighting in industries that suffered the effects of deflationary pricing pressures. The energy and basic materials industries serve as good examples.

      We increased the fund's holdings in energy producers in late 1997, as global demand/supply imbalances depressed energy prices and valuations became attractive. As 1998 unfolded, oil prices remained under pressure while domestic natural gas prices were stable to improving. Oil stocks may benefit from OPEC production cuts, while domestic natural gas producers should experience seasonally stronger pricing. We expect that as cooler weather approaches, demand for oil and gas will increase, and the portfolio is positioned to benefit from this changing environment. We are particularly attracted to domestic producers of natural gas because this key fuel continues to enjoy moderate demand growth.

      Prices of basic materials companies fell in response to overcapacity and the economic turmoil in Asia, which made them attractive on a valuation basis. When prices are depressed, supply generally contracts. Over time, prices should recover as inventories dwindle and demand remains steady.

Q. Which stocks or sectors added most to returns?

A. Several of VP Value's top performers were general merchandise and grocery retailers. The stock that contributed the most to performance was, for the second consecutive period, Giant Food, Inc. This was also VP


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Value's largest holding at 4.5% of investments at December 31, 1997. Giant Food is a leading chain of retail food stores and pharmacies. The company recovered from an employees strike in 1997 and subsequently implemented an aggressive merchandising program, which resulted in solid sales gains in a somewhat sluggish market. Giant's stock price rose sharply in May 1998 upon the news that it would be acquired by Ahold, a Netherlands-based global food retailer with significant properties in the United States. We subsequently sold our position at a substantial gain.

      Other retailers that added to performance were Dillard's, Inc., a department store chain with more than 270 outlets nationwide, and Mercantile Stores, which operates about 100 stores primarily in the South and Midwest. Dillard's operating margins had been under pressure due to inordinately high inventories, which forced the company to market aggressively in late 1997. That resulted in a sharp reduction in earnings. Meanwhile, Mercantile struggled with lower-than-expected revenue growth and rising costs. The tide turned for both companies in May, when it was announced that Dillard's would acquire Mercantile--a marriage we think is a good fit, given that Mercantile's stores are located primarily in markets where Dillard's has not had a presence. We purchased Mercantile at various times over the last two years at prices between $45 and $65 per share, and sold it at $79 after the acquisition was announced. We continue to hold a position in Dillard's.

      Outside the retail sector, top-performing stocks included Beckman-Coulter, Inc. and Cooper Industries. Beckman-Coulter makes laboratory instruments and related products, such as centrifuges, reagent supplies and systems that detect and quantify various substances in blood and other fluids. The company has benefited from the expectation that its 1997 acquisition of Coulter Corp., another manufacturer of laboratory instruments and supplies, will add to earnings and cash flow over the long term. We initially purchased the stock in September 1997 at attractive prices.

      Cooper Industries manufactures electrical products, tools and hardware, and automotive products. The company's stock appreciated after management announced in April 1998 its intention to sell its automotive arm. We sold our holdings as the stock reacted positively to this announcement, reaching a level we believe represented fair value. We rebuilt a position in Cooper in June, following a slight earnings shortfall that brought the stock's price back within our value parameters.

Q. Which stocks were disappointing?

A. VP Value's worst performing stock during the six months was BetzDearborn. This company is one of the world's leading suppliers of chemicals, equipment and services for treating industrial and commercial water systems. The company has suffered recently on two fronts. Although just 6% of BetzDearborn's revenues are derived from the Far East, that region of the world represented the company's most rapidly growing market. The collapse of the Asian economies effectively stalled the company's growth engine. BetzDearborn's troubles were further compounded by unexpected costs associated with the merger of Dearborn with Betz in 1996. However, we are maintaining the position because we are confident BetzDearborn will overcome these short-term difficulties.

      Mercantile Bancorporation, Inc., which was the fund's best performing stock in the second half of last year, saw its share price fall. Although the banking and financial services sector in general is booming, stock price appreciation in the last six months has been concentrated primarily among the big money center banks, while regional groups underperformed. We favor regional banks because they generally are more attractively valued and have lower risk profiles than bigger banks. We began buying Mercantile when its price was around $30 per share. The stock closed out 1997 at $60 per share -- a record high -- and then dropped to about $50 per share. Mercantile is very


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                                       41
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solid, its fundamentals remain good, and we're very pleased with the contributions this stock has made to the portfolio over time. We believe we will see additional price appreciation going forward.

      Although food and beverage stocks contributed significantly to performance, one stock in this sector was disappointing. IBP, the world's largest beef and pork processor, suffered lower-than-expected earnings when the Asian economic crisis hurt the company's export business. More recently, food safety concerns, plant start-up costs and an abundant supply of meat combined to drive stock prices down. However, IBP's plans to strengthen its core meat operations and its efforts to grow its animal by-products division bode well for the future, so we are maintaining our position.

Q. What changes did you make to the portfolio during the six months?

A. We increased energy holdings as their valuations became increasingly attractive. We decreased the fund's holdings in general merchandise and food retailers, as consolidation within these sectors drove prices to what we believe are fair valuations. We also increased holdings in specialty chemical companies, based on their attractive valuations and good long-term business prospects. Specialty chemical companies are more stable than their commodity chemical siblings, and have less exposure to economic downturns.

Q. What is your outlook going forward?

A. VP Value's investment objective is long-term capital growth. In pursuing that objective, the fund attempts to participate in up markets and also protect assets in down markets. We believe the current narrow market leadership, dominated by large-cap stocks demonstrating near-term growth, is unsustainable. We continue to search for and purchase securities of sound, established businesses in the mid-cap range. We remain confident VP Value's performance will improve with the return of a more normal market environment -- one in which stock prices advance in line with company earnings and value.

--------------------------------------------------------------------------------
American Century VP Value Fund
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------

                               Top Five Industries

                                         % of Fund Investments
                                          as of         as of
                                         6/30/98      12/31/97

 1. Energy                                13.6%         9.1%

 2. Food & Beverage                        8.3%         5.4%

 3. Chemicals & Resins                     8.2%         5.4%

 4. Utilities                              7.7%         2.0%

 5. Banking                                7.5%         6.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Top 10 Holdings

                                        % of Fund Investments
                                          as of        as of
                                         6/30/98      12/31/97

 1. AMP, Inc.                              2.7%         1.3%

 2. GTech Holdings Corp.                   2.7%         1.4%

 3. Mercantile Bancorp., Inc.              2.6%         2.6%

 4. Burlington Resources, Inc.             2.5%         2.1%

 5. Superior Industries Int'l, Inc.        2.5%         2.2%

 6. CIT Group Holdings, Inc.               2.5%          --

 7. Archer-Daniels-Midland Co.             2.5%         1.2%

 8. Browning-Ferris Indus., Inc.           2.4%          --

 9. IBP, Inc.                              2.4%         2.3%

10. Pacificorp                             2.3%          --

--------------------------------------------------------------------------------


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                                       42

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American Century VP International Fund
-----------------------------------------------

[Photo of Henrik Strabo, Portfolio Manager]

[Photo of Mark Kopinski, Portfolio Manager]

VP International performed very well during the first six months of its fiscal year. It has been among the better performing international funds for the last three years. What are some of the reasons for the strong returns?

      While we do not invest the portfolio with a specific index in mind, we're gratified that our investment approach again allowed us to outperform the Morgan Stanley Capital International EAFE Index for the six months ended June 30, 1998. VP International returned 25.30% for the period, compared with EAFE's 15.93%. For the 12 months ended June 30, VP International was up 25.12%, more than quadruple the EAFE index return of 6.10%. The three-year return of 22.43% doubled the 10.69% for EAFE.

      Relative to EAFE, VP International had more exposure to European stocks and a lighter weighting in Asian companies, which largely explains the difference in performance.

      VP International has also performed much better than most foreign stock funds during the six months. According to Lipper Analytical Services Inc., a major independent mutual fund research firm, VP International finished in the top 5% of 110 international funds for the six months ended June 30 and in the top 7% of 104 funds for the 12 months ended June 30. For the three years ended June 30, VP International was in the top 9% of 68 international funds. (Lipper rankings are based on average annual returns.)

      We believe our success in the current uncertain global economic environment is attributable to our disciplined investment style of focusing on companies whose earnings are growing at an accelerating rate. As we discussed in the annual report six months ago, this approach pointed us toward faster growing European businesses and away from slower growing companies in Asia and Japan.

      Although we are currently heavily invested in Europe, our investment style is not guided by factors such as country or sector weightings. The investment team continually monitors such macro factors as a country's political and economic stability, but our primary strategy is to own companies with accelerating revenues and earnings regardless of where they are located.

What were some of the holdings that contributed most significantly to returns?

      Among the best performing industry groups in the portfolio were banking, financial services, computer software and services, and communications services companies. We were able to find many companies from among these groups in Europe where evolving economic trends are starting to transform the business environment.

      The introduction of a single currency in 1999, corporate restructuring, privatization, industrial modernization, strong consumer demand, labor and pension reform and a renewed focus by corporate management on the bottom line are some of the forces at work in Europe.

      Nowhere in the European modernization movement are these factors more apparent than in the communications industry.

      Mannesmann AG, a German information technology and engineering firm, is one of the leading providers of cellular telephone service in Germany. As one of the largest holdings in the portfolio, Mannesmann represented about 2.5% of investments


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

at June 30 and was one of our best performing stocks. The extraordinary popularity of cellular service across the European continent is largely responsible for Mannesmann's performance. Many investors started to pull back from some of the cellular service providers early this year, feeling that market penetration could not expand much more. But cellular subscriptions in Europe continue to grow at a surprising rate. This growth in the cellular business has helped fuel Mannesmann's earnings progress.

      While several new telecom ventures have been started in Europe in the last year, Mannesmann's established mobile and fixed facility service in Germany, and smaller operations in France and Italy, position the company to become a major competitor in the expanding European communications business. In addition, Mannesmann's once unprofitable engineering division has also started to contribute to earnings. Other strong contributors from the telecommunications and cellular group include Alcatel Alsthom, Nokia, and Ericsson Telephone.

      Referring to the chart that follows you will see that financial services was the largest industry holding in the portfolio at 12.6% of investments. It was also one of the best performing groups. Europe's changing attitude toward the investment of personal savings means financial institutions are well-positioned to take advantage of the growing interest in retirement planning. Financial service institutions are starting to offer updated investment products as individuals seek to shift out of traditional savings vehicles and into investment-oriented products.

      Some of the top performing financial services names in the portfolio were ING Groep N.V., Julius Baer Holding AG, Banca Intesa SPA, and AMVESCAP.

      Pension modernization is also stimulating demand for mutual funds, which have been largely unavailable in Europe until recently. As a result, the asset management business is starting to see significant inflows, similar to the United States in the early 1980s.

      Julius Baer Holding AG, a Swiss-based private banking concern with a substantial asset management capability, represented more than 2% of the portfolio at the end of the period. Banca Intesa SPA is one of the largest asset managers in Italy, a country where cash flows into mutual funds have been very strong. AMVESCAP, another major asset manager, has a global reach, having recently acquired LGT Asset Management and AIM Management Group in 1997. The European mutual fund business has the potential to experience similar growth rates to the U.S. fund business over the past 20 years.

Were there any stocks that didn't do as well as you had expected?

      In general, commodity-based companies, including energy and chemicals, did not do well. Asian economic problems and the worldwide decline in oil prices hurt the energy exploration and production companies in the portfolio. The drop in oil prices and the fall-off in demand affected several energy exploration companies, including British-Borneo Petroleum, Transocean Offshore and Woodside Petroleum LTD.

      Takeda Chemical also was down after earnings dropped following a restructuring of the government-controlled pharmaceutical pricing framework.

Did you make any significant changes to the portfolio during the last six months?

      As mentioned earlier, we made a significant move into cellular and telecommunications companies. After reducing holdings in Nokia, Phillips Electronics, Ericsson and Alcatel at the onset of the Asian economic crisis in mid-1997, we moved back into these names this year. Cellular order growth continued to expand and demand for cellular services at the consumer level remained high. Moreover, our analysis indicated earnings continued on the upswing. We were able to build positions in these growth companies at lower prices and then saw them move back beyond their 1997 highs.

      We also reduced holdings in Novartis AG to less


--------------------------------------------------------------------------------


                                       44
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--------------------------------------------------------------------------------

than 2% of total investments from 3.7% six months ago because of a slowdown in earnings growth.

Do you expect to make any portfolio adjustments, given that the Asian economic crisis is the dominant factor in the international investment picture?

      VP International's exposure to Asian companies had already been cut back last year and was reduced further during the six months.

      As mentioned earlier, our bottom-up investment process led us to focus primarily on European companies at a time when Asian companies began to suffer from economic deterioration. Business fundamentals have been improving in Europe, economies are accelerating and earnings and profit surprises are largely on the positive side. Almost exactly the opposite is generally the case in Asia right now.

      The fact that we, and many others, are not currently investing heavily in Asian and Pacific Rim markets doesn't mean we aren't looking there. We continue to evaluate the situation and expect to be there in a responsible way once earnings start to grow or a positive catalyst emerges to brighten the earnings outlook.

--------------------------------------------------------------------------------
American Century VP International Fund
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------

                               Top Five Industries

                                         % of Fund Investments
                                          as of         as of
                                         6/30/98      12/31/97

 1. Financial Services                    12.6%         12.6%

 2. Communications Services               11.3%          5.5%

 3. Computer Software
    and Services                          10.5%          6.6%

 4. Banking                                7.7%         11.7%

 5. Automobiles & Auto Parts               4.7%           --

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    VP International's Investments by Country
                             Investments by Country

                                          As of         As of
                                         6/30/98      12/31/97
 United Kingdom                            14%           18%
 France                                    14%           10%
 Germany                                   13%            8%
 Netherlands                                9%            9%
 Switzerland                                8%           12%
 Sweden                                     4%            2%
 Japan                                      4%            8%
 Canada                                     4%            4%
 Other                                     30%           29%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 Top 10 Holdings

                                         % of Fund Investments
                                          as of         as of
                                         6/30/98      12/31/97

  1. ING Groep N. V.                      2.58%         2.0%

  2. Mannesmann AG                        2.5%          1.4%

  3. Julius Baer Holding AG               2.3%          1.6%

  4. Vivendi                              2.0%           --

  5. Volkswagen AG                        1.9%           --

  6. MISYS PLC                            1.8%          1.8%

  7. Nestle S.A.                          1.7%          0.9%

  8. Cap Gemini N.V.                      1.6%          1.0%

  9. Telefonica de Espana                 1.5%          0.7%

 10. UBS AG                               1.5%          1.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Types of Investments in the Portfolio
                               as of June 30, 1998
 Preferred Stocks                                         3%
 Temporary Cash Investments                              10%
 Common Stocks                                           87%

                             as of December 31, 1997
 Preferred Stocks                                         2%
 Temporary Cash Investments                               7%
 Common Stocks                                           91%

--------------------------------------------------------------------------------


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                                       45
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Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

An interview with George Vanderheiden Portfolio Manager of Growth Opportunities Portfolio.

Q. How did the fund perform relative to its benchmark.

A. During the six months that ended June 30, 1998, the fund's return trailed that of the Standard & Poor's 500 Index, which returned 17.71%. For the 12 months that ended June 30, 1998, the fund also trailed the S&P 500, which returned 30.16%.

Q. Why did the fund lag the S&P 500 over the past six months?

A. Stocks in the technology and nondurables sectors hurt the fund's performance relative to the S&P 500. Several of the fund's technology holdings declined due to stock-specific factors as well as reduced demand caused by economic weakness in Asia. Nondurables were a detractor primarily due to the poor performance of Philip Morris. The failed attempt at a tobacco industry settlement and the uncertainty surrounding future litigation and government legislation turned market sentiment against many tobacco companies. The fund's bond and cash holdings also hurt performance, accounting for over half of the underperformance relative to the S&P500.

Q. Did you change the fund's allocation to bond and cash equivalents?

A. The allocation to bonds and cash equivalents was reduced slightly during the period. Bonds ended the period under 11% of the fund's investments and cash stood at about 4%. In addition to keeping the fund diversified across industry sectors, I invest in bonds when I feel they are attractively priced. I originally purchased bonds as a hedge against slowing corporate earnings growth. Although the deceleration in earnings growth has taken longer than I expected, deflation -- price declines -- remains a potential shock to the economy that could disrupt the stock market.

Q. What strategies helped the fund's performance?

A. On the positive side, the fund benefited from an overweighted position relative to the S&P 500 in the retail sector, as well as good performance from specific retail stocks. Fund holdings Lowe's, Home Depot and Wal-Mart Stores -- all top holdings during the period -- displayed strength as investors favored retail stocks that were positioned to perform well in a slow-growth, low-inflation environment. Good stock selection among utilities holdings also helped returns. Vodafone Group, a telecommunications company based in the United Kingdom, benefited from strong earnings due to higher subscriber growth and increased contribution from its overseas operations.

Q. Did you make any adjustment to the fund's sector positioning during the past six months as a result of the Asian financial crisis?

A. In many ways, the U.S. consumer has been the beneficiary of the faltering Asian economies. Interest rates, inflation and oil prices have all declined due to reduced demand emanating from Asia. This has created a favorable environment for consumer spending, because prices for many consumer goods - as well as home mortgage interest rates - have either declined or risen only a small amount. This benign environment has helped spur sales in the retail, apparel and housing industries. Consequently, I increased the fund's retail positions, maintaining investments in Home Depot, Lowe's, Circuit City and Wal-Mart Stores. On the other hand, the economic weakness in Asia has hurt the earnings and pricing power of many technology companies. The reduction in earnings at many companies that had a large reliance on Asia has caused a reduction in capital spending, which, in turn, has decreased technology spending plans. Accordingly,


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                                       46

--------------------------------------------------------------------------------

orders have not yet increased to prior levels at many semiconductor and semiconductor capital equipment manufacturers. Therefore, I reduced the fund's technology stake during the period.

Q. What's your outlook?

A. The fund's positioning continues to reflect an environment of anemic pricing power, flat-to-declining corporate earnings and decreasing inflation. The fund is positioned to take advantage of this economic outlook by focusing on four areas: (1) companies in the financial sector that can benefit if interest rates fall; (2) global companies with proprietary advantages that can be used to grow market share worldwide; (3) innovative companies in the technology, health care and telecommunications sectors that could rely on unit growth rather than price increases to grow earnings; and (4) industries in consolidation that still have strong growth rates.

      The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The managers views are subject to change at any time based on market and other conditions.

Performance

      There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

                          Average Annual Total Returns
                           Period Ended June 30, 1998

                                            Past 1           Life of
                                             year             fund
================================================================================
VIP III: Growth Opportunities                25.31%           26.44%
   -- "initial class"

S&P 500(R)                                   30.16%           32.30%
================================================================================

      Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

      You can compare the fund's return to the performance of the Standard & Poor's 500 Index -- a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

      Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 3, 1995.

      If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

      Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

      Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.

Understanding Performance

      How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.


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                                       47
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--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
as of June 30, 1998
-----------------------------------------------

                               INVESTMENT SUMMARY

--------------------------------------------------------------------------------

                           Top 5 Stocks as of 6/30/98

                                                            % of fund's
                                                            investments

 1. Fannie Mae                                                  6.4%

 2. Philip Morris Companies, Inc.                               4.7%

 3. Fleet Financial Group, Inc.                                 3.5%

 4. Freddie Mac                                                 2.9%

 5. Wal-Mart Stores, Inc.                                       2.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Top 5 Market Sectors as of 6/30/98

                                                            % of fund's
                                                            investments

 1. Finance                                                    20.8%

 2. Utilities                                                   9.6%

 3. Retail and Wholesale                                        9.5%

 4. Technology                                                  9.3%

 5. Health                                                      8.6%

--------------------------------------------------------------------------------

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks and securities convertible into common stocks

Start date: January 3, 1995

Size: as of June 30, 1998, more than $1.4 billion

Manager: George Vanderheiden, since inception; joined Fidelity in 1971

                              $10,000 Over Life of Fund
                              [LINE CHART OMITTED]

      Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund III: Growth Opportunities Portfolio on January 3, 1995, when the fund started. As the chart shows, by June 30, 1998, the value of the investment would have grown to $22,674 - a 126.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $26,561 - a 165.61% increase.

                          Asset Allocation as of June 30, 1998*

[The following table was depicted as a pie chart in the printed material.]

Short-term investments --       4.0%

Bonds --                       10.7%

Stocks --                      85.3%

                                                  * Foreign investments -- 10.8%

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                                       49
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Fidelity VIP Equity-Income Portfolio
-----------------------------------------------

[Photo of Steve Petersen, Portfolio Manager]

Q. Steve, how did the fund perform over the past year?

A. It performed well compared to similar funds. However, for the six- and 12-month periods that ended June 30, 1998, the fund underperformed the Standard & Poor's 500 Index, which returned 17.71% for the six-month period and 30.16% for the 12-month period.

Q. As we've discussed in the past few reports, the S&P 500 has tended to outperform the fund recently because the index is much more heavily weighted in large-capitalization stocks than the fund. Does this continue to explain the fund's performance compared to the S&P over this period?

A. In part, yes. Over the period, large-capitalization stocks continued to notably outperform the rest of the market. So, given the fund's investment style of looking for value stocks and income producing stocks -- which can range from large- to small-cap stocks -- the fund was at a disadvantage compared to the S&P over the past 12 months. However, as I mentioned, the fund performed well against its peer group over the same period. This was mostly due to strong individual stock selection and the fund's focus on earning income from common stocks rather than bonds, which underperformed stocks over the period.

Q. So, if large-cap stocks have done so well recently, why doesn't the fund hold only them?

A. If I did hold just large-cap stocks, the fund's performance probably would have been stronger over the short run. However, as I just mentioned, that would be inconsistent with the fund's long-term strategy, which encourages me to own stocks of several different capitalization sizes. In general, I feel that if I continue with the fund's investment style, the fund will catch any short-term market trends over the long run.

Q. Going back to the fund's performance compared to the S&P, you implied that there were other reasons the fund underperformed . . .

A. That's right. What probably hurt the fund the most was that the energy sector -- the fund's second-largest sector -- was negatively affected by declining oil prices. This was largely due to reduced demand in the worldwide oil market, mostly from Asian countries still stinging from last fall's correction. On top of that, weather patterns, including a relatively mild U.S. winter, had a negative impact on oil demand. The fund's top sector, finance, also had a fairly rough period. Banks somewhat underperformed the market as a result of a flurry of merger and acquisition activity in the early part of the year. Investors were concerned that their ability to earn an adequate return on the acquisitions was lessening as bank prices kept getting bid up. In addition, larger money-center banks like BankAmerica were somewhat hurt by their exposure to Asia. Economically sensitive stocks, from basic industries to manufacturing businesses, also suffered because of reduced demand from Asia.

Q. What specific holdings helped the fund?

A. General Electric-the fund's number one holding-showed solid earnings growth, and I consider it one of the better-managed companies around. Another strong performer was Citicorp. After a big price run-up when Citicorp announced its upcoming merger with Travelers, its stock price fell to pre-merger levels as the market was unwilling to pay for the potential of the merger. Financially, we thought it made sense to buy the stock at this lower price because of the planned merger and because of cost-cutting steps Citicorp had recently taken. Fannie Mae, which buys loans from mortgage originators, packages them and sells them to investors, benefited from strong refinancing activity at the beginning of the year.

Q. Did you have any regrets over the period?

A. Sure. I failed to recognize how low energy prices could go. I thought it was a temporary issue, but I should have taken much more aggressive action.


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                                       50
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--------------------------------------------------------------------------------

Q. Steve, what your outlook going forward?

A. In general, the underlying economic conditions in the U.S. remain good. We have low inflation, low interest rates, low unemployment and good consumer demand. In addition, the political environment is still relatively benign, and the lack of major activity in Congress is good for stock prices, since change often creates uncertainty. Despite good news at home, I need to pay close attention to what's happening in Asia-especially Japan and China-since events in this region could negatively affect the U.S. economy going forward.

      The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------

                          Top Five Stocks as of 6/30/98

 General Electric Co.                     3.3%

 Citicorp                                 1.9%

 Fannie Mae                               1.8%

 British Petroleum PLC ADR                1.6%

 Philip Morris Companies, Inc.            1.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Top Five Market Sectors as of 6/30/98

 Finance                                 25.6%

 Energy                                  11.1%

 Utilities                                8.6%

 Health                                   6.9%

 Industrial Machinery & Equipment         6.8%

--------------------------------------------------------------------------------

                         $10,000 Over the Past 10 Years
                              [LINE CHART OMITTED]

      Let's say hypothetically $10,000 was invested in Variable Insurance Products Fund: Equity-Income Portfolio on June 30,1988. As the chart shows, by June 30,1998, the value of the investment would have grown to $43,140-a $331.40% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $54,892-a 448.92% increase.


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                                       51
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Fidelity VIP High Income Portfolio
-----------------------------------------------

[Photo of Barry Coffman, Portfolio Manager]

Q. How did the fund perform, Barry?

A. For the six-month period that ended June 30,1998, the fund outperformed the 4.51% return of its benchmark -- the Merrill Lynch High Yield Master Index. For the 12-month period that ended June 30,1998, the fund outperformed the 11.40% return of the Merrill Lynch High Yield Master Index.

Q. How would you characterize the high-yield market's performance during the past six months?

A. While high-yield bonds performed better than any other domestic fixed-income investments in the first quarter of 1998, they lagged in the second quarter. In the first three or so months of this year, conditions were favorable as inflation remained subdued, interest rates were stable, the prospects for healthy corporate earnings seemed good and the demand for high-yield bonds was strong. During the second quarter, concerns that Asia's crumbling economies might negatively impact global economic growth led to a rally in Treasury bonds at the expense of riskier asset classes, including high-yield bonds. That, combined with continued strong new issue supply in the face of marginally declining demand caused the spread-which is the difference in yields-between high-yield bonds and Treasury bonds to widen and ultimately caused high-yield investments to underperform Treasuries.

Q. What holdings contributed to the fund's performance?

A. Many of the fund's telecommunications holdings made positive contributions to performance. Nextel, the fund's largest holding as of June 30,1998, performed well. The company recently added the two millionth subscriber to its unique cellular/ dispatch/messaging service. Another good performer -- and one of the fund's 10 largest holdings -- was Millicom, an international cellular company with licenses to build and operate cellular networks for developing countries in Asia, Eastern Europe, Russia and South America. In addition, high-yield bonds issued by companies with significant cable businesses -- including Cablevision, Time Warner, United International Holdings and Adelphia -- did well following reports of AT&T's acquisition of cable giant TCI. That union signified the long-predicted coming together of telecommunications, cable TV and personal computers, and fueled speculation that other broadcasters might be the next takeover target.

Q. What were some of the other bright spots for the fund?

A. As a group, the fund's common stock holdings issued by high-yield companies-at 6.1% of investments at the end of the period-also were a plus for performance. One of the best performers there was Viacom, which I sold recently in order to lock in some gains. The fund's common stock positions typically are made in high-yield companies-those deemed below investment-grade-where I already have positions in bonds issued by the companies. Generally speaking, I keep the fund's common stock holdings to under 10% of the fund's investments.

Q. Were there any disappointments?

A. The period's biggest disappointment was Renaissance Cosmetics, a company that breathes new life into older, neglected fragrance brands by repackaging and marketing them through mass merchants. The combination of the passing of the company's CEO, a weak environment for mass market fragrances and an ill-timed acquisition caused the bonds to perform poorly. The fund's holdings in Asia Pulp & Paper (AP&P) and its three subsidiaries-Indah Kiat, Pindo Deli and Tjiwi Kimia-also were disappointing. Although the company is faring well from a financial standpoint, investors have punished its bonds because it is located in troubled Indonesia.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What's your outlook for the high-yield market and the fund?

      A. While conditions remain fairly favorable, there is a potential cloud on the horizon. On a positive note, interest rates are low, high-yield companies are better capitalized than they were in the late 1980s and the default rate remains very low-at 1%, compared to the long-term average of more than 3%. Furthermore, the new supply of high-yield bonds-which hit a record $100 billion in the first half of the year-shows some signs of tapering off. However, those positives could be overshadowed if investors start to anticipate that corporate earnings will dramatically slow in the second half of 1998. As for the fund, I will likely avoid cyclical sectors such as paper and chemical companies, because I think they may be most vulnerable to an economic slowdown. Instead, I'll continue to look for opportunities that I think will generate above-average returns over the long term. That includes the telecommunications sector, where regulatory changes and technological advances-such as the Internet and expansion of bandwidth-should continue to create attractive investment ideas.

      The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

--------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------

                         Top Five Holdings As of 6/30/98

  Nextel, Inc. (various issues)                 4.0

  Time Warner, Inc.                             2.6

  IXC Communications, Inc.                      2.1

  Millicom International Cellular SA            1.9

  NEXTLINK Communications, Inc.                 1.8

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      Top Five Market Sectors As of 6/30/98

  Utilities                                    25.2

  Media & Leisure                              21.6

  Services                                      7.0

  Basic Industries                              6.4

  Retail & Wholesale                            5.3

--------------------------------------------------------------------------------

                              $10,000 Over 10 Years
                              [LINE CHART OMITTED]

      Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund: High Income Portfolio on June 30, 1988. As the chart shows, by June 30,1998, the value of the investment would have grown to $32,238-a 222.38% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $30,229-a 202.20% increase.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fidelity VIP II Index 500 Portfolio
-----------------------------------------------

[Photo of Frank Salerno, Portfolio Manager]

Q. How did the fund perform, Frank?

A. For the six months that ended June 30, 1998, the fund performed in line with the 17.71% return of the Standard & Poor's 500 Index. Of course, the fund's total return was slightly lower than that of the index due to management expenses. The fund's return for the 12 months that ended June 30,1998 also was in line with the S&P 500, which returned 30.16% during that period.

Q. How would you describe market conditions over the past six months?

A. The stock market continued to perform well in response to favorable economic news. Inflation remained modest, interest rates were stable, the economy grew more vigorously than expected and corporate earnings-a key determinant of stock prices-were generally strong. As the year began, the lone dark cloud on the horizon was the fear that the slowdown gripping many Asian economies might spread to the United States. However, prospects in Asia began to look brighter when government officials in Japan-a key economic force in the region-promised to pass legislation designed to stimulate the Japanese economy. On the basis of this optimism, most Asian stock markets rallied strongly in the first quarter, and U.S. investors, relieved that the worst in Asia might be over, drove the S&P 500 and other market indexes to repeated record highs from February through early May.

Q. What happened for the balance of the period?

A. Several negatives temporarily slowed the market's momentum. The situation in Asia deteriorated once again, as the Japanese government failed to pass the stimulative legislation promised earlier in the year, and the president of Indonesia was forced to resign amid widespread civil strife. Moreover, U.S. companies with Asian exposure-including many technology companies-began to report disappointing earnings. The combination of these factors caused the Dow Jones Industrial Average to decline roughly 7% between mid-May and mid-June, while the S&P 500 retreated about 5%. However, more news indicating stronger-than-expected growth in the economy resulted in stocks resuming their upward path by the end of the period, with the S&P 500 again reaching new highs in late June.

Q. Did any sectors stand out as strong performers?

A. Drug companies did well, buoyed by healthy pipelines of new products, the ability to bring products to market more rapidly and relaxed regulations that permitted more aggressive advertising. Financial services firms continued to benefit from a trend toward greater industry consolidation, exemplified by the recently announced "megamerger" of Travelers and Citicorp. In addition, the generally favorable economic climate has been particularly beneficial for banks and other financial services firms.

Q. How did technology stocks fare?

A. Technology was a mixed bag. For example, U.S. personal computer (PC) makers found that they could purchase components at a much lower cost from their Asian suppliers because of the U.S. dollar's sharply increased value relative to many Asian currencies. However, generally lighter demand for personal computers was an offsetting factor that hindered the sales and earnings growth of many PC makers and manufacturers of PC components.

Q. What sectors were disappointing?

A. Energy prices were weak during the period, with the price of crude oil dipping below $12 dollars a barrel near the end of June. Most stocks in that sector were weak as a result. The same problem-weak commodity prices-kept precious metals shares in the doldrums.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q. What's your outlook, Frank?

A. The trend of disappointing earnings reported by companies with Asian exposure may continue into the third quarter. However, I believe that the sectors that have been strong so far this year can continue to do well, as long as the economy keeps growing moderately and interest rates and inflation stay roughly where they are. Although I don't expect the market to advance at the rapid pace it has maintained during the past three years, the favorable economic environment gives me reason to expect further moderate gains in share prices.

      The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Performance

      There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

------------------------------
 Average Annual Total Returns
------------------------------

Periods ended               Past 1            Past 5            Life of
June 30, 1998                year              years             fund
VIP II:Index 500            29.64%            22.69%            21.33%
S&P 500(R)                  30.16%            23.08%            21.72%

      Average annual returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

      You can compare the fund's returns to the performance of the Standard & Poor's 500 Index-a widely recognized, unmanaged index of common stocks. This benchmark includes reinvested dividends and capital gains, if any.

      Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations, August 27, 1992.

      If Fidelity had not reimbursed certain fund expenses, the total return figures would have been lower.

      Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would be lower.

      Past performance is no guaranteed of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fidelity VIP II Index 500 Portfolio
as of June 30, 1998
-----------------------------------------------

--------------------------------------------------------------------------------

                       Top 10 Stock Holdings As of 6/30/98

 General Electric Co.                             3.1%

 Microsoft Corp.                                  2.8%

 Coca-Cola Co. (The)                              2.2%

 Exxon Corp.                                      1.8%

 Merck & Co., Inc.                                1.7%

 Pfizer, Inc.                                     1.5%

 Wal-Mart Stores, Inc.                            1.4%

 Intel Corp.                                      1.3%

 Procter & Gamble Co.                             1.3%

 Royal Dutch Petroleum Co                         1.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       Top 10 Market Sectors As of 6/30/98

 Finance                                         17.0%

 Technology                                      14.0%

 Health                                          11.2%

 Nondurables                                      9.5%

 Utilities                                        9.1%

 Energy                                           6.9%

 Industrial Machinery & Equipment                 5.3%

 Retail & Wholesale                               5.2%

 Media & Leisure                                  4.3%

 Basic Industries                                 4.0%

--------------------------------------------------------------------------------

                              $10,000 Over Life of Fund
                              [LINE CHART OMITTED]

      Let's say hypothetically that $10,000 was invested in Variable Insurance Products Fund II: Index 500 Portfolio on August 27, 1992, when the fund started. As the chart shows, by June 30,1998, the value of the investment would have grown to $30,951-a 209.51% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $31,533 -a 215.33% increase.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       This page intentionally left blank.


--------------------------------------------------------------------------------

---------
Separate
Account M
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

                                                                                  Guardian     Guardian     Guardian
                                                                                    Stock        Bond         Cash
                                                                     Combined       Fund         Fund         Fund
                                                                  ---------------------------------------------------
FIFO Cost .......................................................           --   $  261,507   $       53   $   91,573
                                                                  ---------------------------------------------------
Assets:
  Shares held in underlying fund -- Note 1 ......................           --        5,124            4        9,157
  Net asset value per share (NAV) ...............................           --        50.62        12.29        10.00
    Total Assets (Shares x NAV) .................................   $  404,842      259,377           53       91,573
                                                                    ----------   ----------   ----------   ----------
Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .........          335          243           --           18
                                                                    ----------   ----------   ----------   ----------
    Net Assets-- Note 4 .........................................   $  404,507   $  259,134   $       53   $   91,555
                                                                    ==========   ==========   ==========   ==========
                                                                                               Baillie
                                                                     Gabelli      Baillie      Gifford     Guardian
                                                                     Capital      Gifford      Emerging    Small Cap
                                                                      Asset     International  Markets       Stock
                                                                      Fund          Fund         Fund        Fund
                                                                  ---------------------------------------------------
FIFO Cost .......................................................   $    2,215   $       47   $       --   $   47,137
                                                                  ---------------------------------------------------
Assets:
  Shares held in underlying fund -- Note 1 ......................          128            2           --        3,082
  Net asset value per share (NAV) ...............................        17.40        21.61           --        14.55
    Total Assets (Shares x NAV) .................................        2,228           48           --       44,843
                                                                    ----------   ----------   ----------   ----------
Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .........            3           --           --           66
                                                                    ----------   ----------   ----------   ----------
    Net Assets -- Note 4 ........................................   $    2,225   $       48   $       --   $   44,777
                                                                    ==========   ==========   ==========   ==========

                                                                                 Value Line
                                                                                 Strategic
                                                                    Value Line     Asset      MFS Growth
                                                                     Centurion   Management   with Income
                                                                       Fund        Trust        Series
                                                                  ---------------------------------------
FIFO Cost .......................................................   $       97   $    1,071   $      729
                                                                  ---------------------------------------
Assets:
  Shares held in underlying fund -- Note 1 ......................            3           43           39
  Net asset value per share (NAV) ...............................        29.50        25.53        19.09
    Total Assets (Shares x NAV) .................................           97        1,095          738
                                                                    ----------   ----------   ----------
Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .........           --           --            1
                                                                    ----------   ----------   ----------
    Net Assets-- Note 4 .........................................   $       97   $    1,095   $      737
                                                                    ==========   ==========   ==========

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

                                                                                   Guardian      Guardian     Guardian
                                                                                     Stock         Bond         Cash
                                                                     Combined        Fund          Fund         Fund
                                                                  -----------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................   $    1,020    $      899    $       --   $      102
  Expenses -- Note 3:
    Mortality and expense risk charges ..........................          335           243            --           18
                                                                    ----------    ----------    ----------   ----------
  Net investment income/(expense) ...............................          685           656            --           84
                                                                    ----------    ----------    ----------   ----------
Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........           56           162            --           --
    Reinvested realized gain distributions ......................        5,825         5,514            --           --
                                                                    ----------    ----------    ----------   ----------
    Net realized gain/(loss) on investments .....................        5,881         5,676            --           --
                                                                    ----------    ----------    ----------   ----------
  Unrealized appreciation/(depreciation) of investments:
    End of period ...............................................       (4,309)       (2,130)           --           --
    Beginning of period .........................................           --            --            --           --
                                                                    ----------    ----------    ----------   ----------
    Change in unrealized appreciation/(depreciation) ............       (4,309)       (2,130)           --           --
                                                                    ----------    ----------    ----------   ----------
  Net realized and unrealized gain/(loss) from investment .......        1,572         3,546            --           --
                                                                    ----------    ----------    ----------   ----------
Net Increase/(Decrease) in Net Assets Resulting
    from Operations .............................................   $    2,257    $    4,202    $       --   $       84
                                                                    ==========    ==========    ==========   ==========

                                                                                                Baillie
                                                                     Gabelli      Baillie       Gifford      Guardian
                                                                     Capital      Gifford       Emerging     Small Cap
                                                                      Asset     International   Markets        Stock
                                                                      Fund          Fund          Fund         Fund
                                                                  ----------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................   $       --    $       --   $       --   $       19
  Expenses -- Note 3:
    Mortality and expense risk charges ..........................            3            --           --           66
                                                                    ----------    ----------   ----------   ----------
  Net investment income/(expense) ...............................           (3)           --           --          (47)
                                                                    ----------    ----------   ----------   ----------
Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........           (4)           --           --          (97)
    Reinvested realized gain distributions ......................           --            --           --          311
                                                                    ----------    ----------   ----------   ----------
    Net realized gain/(loss) on investments .....................           (4)           --           --          214
                                                                    ----------    ----------   ----------   ----------
  Unrealized appreciation/(depreciation) of investments:
    End of period ...............................................           13             1           --       (2,294)
    Beginning of period .........................................           --            --           --           --
                                                                    ----------    ----------   ----------   ----------
    Change in unrealized appreciation/(depreciation) ............           13             1           --       (2,294)
                                                                    ----------    ----------   ----------   ----------
  Net realized and unrealized gain/(loss) from investment .......            9             1           --       (2,080)
                                                                    ----------    ----------   ----------   ----------
Net Increase/(Decrease) in Net Assets Resulting
    from Operations .............................................   $        6    $        1   $       --   $   (2,127)
                                                                    ==========    ==========   ==========   ==========

                                                                                 Value Line
                                                                                 Strategic
                                                                    Value Line     Asset      MFS Growth
                                                                     Centurion   Management   with Income
                                                                       Fund        Trust        Series
                                                                  --------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................   $       --   $       --   $       --
  Expenses -- Note 3:
    Mortality and expense risk charges ..........................           --           --            1
                                                                    ----------   ----------   ----------
  Net investment income/(expense) ...............................           --           --           (1)
                                                                    ----------   ----------   ----------
Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........           --           --           (1)
    Reinvested realized gain distributions ......................           --           --           --
                                                                    ----------   ----------   ----------
    Net realized gain/(loss) on investments .....................           --           --           (1)
                                                                    ----------   ----------   ----------
  Unrealized appreciation/(depreciation) of investments:
    End of period ...............................................           --           24            9
    Beginning of period .........................................           --           --           --
                                                                    ----------   ----------   ----------
    Change in unrealized appreciation/(depreciation) ............           --           24            9
                                                                    ----------   ----------   ----------
  Net realized and unrealized gain/(loss) from investment .......           --           24            8
                                                                    ----------   ----------   ----------
Net Increase/(Decrease) in Net Assets Resulting
    from Operations .............................................   $       --   $       24   $        7
                                                                    ==========   ==========   ==========

                        See notes to financial statements
--------------------------------------------------------------------------------


                                     58 & 59

---------
Separate
Account M
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

                                                                        MFS                                 AIM V.I.
                                                                     Emerging       MFS          MFS        Capital
                                                                      Growth    Total Return     Bond     Appreciation
                                                                      Series       Series       Series        Fund
                                                                  ---------------------------------------------------
FIFO Cost .......................................................   $      528   $       --   $       --   $      127
                                                                  ---------------------------------------------------
Assets:
  Shares held in underlying fund -- Note 1 ......................           28           --           --            5
  Net asset value per share (NAV) ...............................        19.45           --           --        24.55
    Total Assets (Shares x NAV) .................................          551           --           --          128
                                                                    ----------   ----------   ----------   ----------
Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .........           --           --           --           --
                                                                    ----------   ----------   ----------   ----------
   Net Assets -- Note 4 .........................................   $      551   $       --   $       --   $      128
                                                                    ==========   ==========   ==========   ==========

                                                                                                               Fidelity
                                                                                  American      American        VIP III
                                                                      AIM V.I.   Century VP    Century VP       Growth
                                                                       Value       Value      International  Opportunities
                                                                       Fund        Fund           Fund         Portfolio
                                                                  ------------------------------------------------------
FIFO Cost .......................................................   $      127   $       22    $       --     $    2,335
                                                                  ------------------------------------------------------
Assets:
  Shares held in underlying fund -- Note 1 ......................            5            3            --            116
  Net asset value per share (NAV) ...............................        24.65         6.80            --          20.44
    Total Assets (Shares x NAV) .................................          133           22            --          2,364
                                                                    ----------   ----------    ----------     ----------
Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .........           --           --            --              3
                                                                    ----------   ----------    ----------     ----------
   Net Assets -- Note 4 .........................................   $      133   $       22    $       --     $    2,361
                                                                    ==========   ==========    ==========     ==========

                                                                     Fidelity     Fidelity     Fidelity
                                                                    VIP Equity-   VIP High       VIP II
                                                                      Income       Income      Index 500
                                                                     Portfolio    Portfolio    Portfolio
                                                                  --------------------------------------
FIFO Cost .......................................................   $       --   $    1,161   $      422
                                                                  --------------------------------------
Assets:
  Shares held in underlying fund -- Note 1 ......................           --           92            3
  Net asset value per share (NAV) ...............................           --        12.63       129.25
    Total Assets (Shares x NAV) .................................           --        1,161          431
                                                                    ----------   ----------   ----------
Liabilities:
  Due to The Guardian Insurance & Annuity Company, Inc. .........           --            1           --
                                                                    ----------   ----------   ----------
   Net Assets -- Note 4 .........................................   $       --   $    1,160   $      431
                                                                    ==========   ==========   ==========

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998 (Unaudited)

                                                                        MFS                                  AIM V.I.
                                                                     Emerging        MFS          MFS        Capital
                                                                      Growth    Total Return      Bond     Appreciation
                                                                      Series        Series       Series        Fund
                                                                  ----------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................   $       --    $       --   $       --   $       --
  Expenses -- Note 3:
    Mortality and expense risk charges ..........................           --            --           --           --
                                                                    ----------    ----------   ----------   ----------
  Net investment income/(expense) ...............................           --            --           --           --
                                                                    ----------    ----------   ----------   ----------
Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........           (2)           --           --           (2)
    Reinvested realized gain distributions ......................           --            --           --           --
                                                                    ----------    ----------   ----------   ----------
    Net realized gain/(loss) on investments .....................           (2)           --           --           (2)
                                                                    ----------    ----------   ----------   ----------
  Unrealized appreciation/(depreciation) of investments:
    End of period ...............................................           23            --           --            1
    Beginning of period .........................................           --            --           --           --
                                                                    ----------    ----------   ----------   ----------
    Change in unrealized appreciation/(depreciation) ............           23            --           --            1
                                                                    ----------    ----------   ----------   ----------
  Net realized and unrealized gain/(loss) from investment .......           21            --           --           (1)
                                                                    ----------    ----------   ----------   ----------
Net Increase/(Decrease) in Net Assets Resulting
    from Operations .............................................   $       21    $       --   $       --   $       (1)
                                                                    ==========    ==========   ==========   ==========

                                                                                                               Fidelity
                                                                                  American      American        VIP III
                                                                      AIM V.I.   Century VP    Century VP       Growth
                                                                       Value       Value      International  Opportunities
                                                                       Fund        Fund           Fund         Portfolio
                                                                  ------------------------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................   $       --   $       --    $       --     $       --
  Expenses -- Note 3:
    Mortality and expense risk charges ..........................           --           --            --              3
                                                                    ----------   ----------    ----------     ----------
  Net investment income/(expense) ...............................           --           --            --             (3)
                                                                    ----------   ----------    ----------     ----------
Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........           --           --            --             --
    Reinvested realized gain distributions ......................           --           --            --             --
                                                                    ----------   ----------    ----------     ----------
    Net realized gain/(loss) on investments .....................           --           --            --             --
                                                                    ----------   ----------    ----------     ----------
  Unrealized appreciation/(depreciation) of investments:
    End of period ...............................................            6           --            --             29
    Beginning of period .........................................           --           --            --             --
                                                                    ----------   ----------    ----------     ----------
    Change in unrealized appreciation/(depreciation) ............            6           --            --             29
                                                                    ----------   ----------    ----------     ----------
  Net realized and unrealized gain/(loss) from investment .......            6           --            --             29
                                                                    ----------   ----------    ----------     ----------
Net Increase/(Decrease) in Net Assets Resulting
    from Operations .............................................   $        6   $       --    $       --     $       26
                                                                    ==========   ==========    ==========     ==========

                                                                     Fidelity    Fidelity      Fidelity
                                                                    VIP Equity-  VIP High        VIP II
                                                                      Income      Income       Index 500
                                                                     Portfolio   Portfolio     Portfolio
                                                                  ---------------------------------------
Investment Income
  Income:
    Reinvested dividends ........................................   $       --   $       --    $       --
  Expenses -- Note 3:
    Mortality and expense risk charges ..........................           --            1            --
                                                                    ----------   ----------    ----------
  Net investment income/(expense) ...............................           --           (1)           --
                                                                    ----------   ----------    ----------
Realized and Unrealized Gain/(Loss) from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of investments ...........           --           --            --
    Reinvested realized gain distributions ......................           --           --            --
                                                                    ----------   ----------    ----------
    Net realized gain/(loss) on investments .....................           --           --            --
                                                                    ----------   ----------    ----------
  Unrealized appreciation/(depreciation) of investments:
    End of period ...............................................           --           --             9
    Beginning of period .........................................           --           --            --
                                                                    ----------   ----------    ----------
    Change in unrealized appreciation/(depreciation) ............           --           --             9
                                                                    ----------   ----------    ----------
  Net realized and unrealized gain/(loss) from investment .......           --           --             9
                                                                    ----------   ----------    ----------
Net Increase/(Decrease) in Net Assets Resulting
    from Operations .............................................   $       --   $       (1)   $        9
                                                                    ==========   ==========    ==========

                        See notes to financial statements
--------------------------------------------------------------------------------


                                    60 & 61

---------
Separate
Account M
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 1998 (Unaudited)

                                                                                   Guardian      Guardian     Guardian
                                                                                     Stock         Bond         Cash
                                                                     Combined        Fund          Fund         Fund
                                                                  -----------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................   $      685    $      656    $       --   $       84
  Net realized gain/(loss) from sale of investments .............           56           162            --           --
  Reinvested realized gain distributions ........................        5,825         5,514            --           --
  Change in unrealized appreciation/(depreciation)
    of investments ..............................................       (4,309)       (2,130)           --           --
                                                                    ----------    ----------    ----------   ----------
  Net increase/(decrease) resulting from operations .............        2,257         4,202            --           84
                                                                    ----------    ----------    ----------   ----------
------------------------
1998 Policy Transactions
------------------------
  Transfer of net premium .......................................      443,797       283,604            95       98,684
  Transfer of cost of insurance-- Note 3 ........................      (39,798)      (27,119)          (42)      (7,228)
  Transfers-- other .............................................       (1,749)       (1,553)           --           15
                                                                    ----------    ----------    ----------   ----------
  Net increase/(decrease) from contract transactions ............      402,250       254,932            53       91,471
                                                                    ----------    ----------    ----------   ----------
Total Increase/(Decrease) in Net Assets .........................      404,507       259,134            53       91,555
  Net Assets at December 31, 1997 ...............................           --            --            --           --
                                                                    ----------    ----------    ----------   ----------
  Net Assets at June 30, 1998 ...................................   $  404,507    $  259,134    $       53   $   91,555
                                                                    ==========    ==========    ==========   ==========

                                                                                                Baillie
                                                                     Gabelli       Baillie      Gifford       Guardian
                                                                     Capital       Gifford      Emerging      Small Cap
                                                                      Asset     International    Markets        Stock
                                                                      Fund           Fund          Fund         Fund
                                                                  -----------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................   $       (3)   $       --    $       --   $      (47)
  Net realized gain/(loss) from sale of investments .............           (4)           --            --          (97)
  Reinvested realized gain distributions ........................           --            --            --          311
  Change in unrealized appreciation/(depreciation)
    of investments ..............................................           13             1            --       (2,294)
                                                                    ----------    ----------    ----------   ----------
  Net increase/(decrease) resulting from operations .............            6             1            --       (2,127)
                                                                    ----------    ----------    ----------   ----------

------------------------
1998 Policy Transactions
------------------------
  Transfer of net premium .......................................        2,549            78            --       50,484
  Transfer of cost of insurance-- Note 3 ........................         (338)          (31)           --       (3,343)
  Transfers-- other .............................................            8            --            --         (237)
                                                                    ----------    ----------    ----------   ----------
  Net increase/(decrease) from contract transactions ............        2,219            47            --       46,904
                                                                    ----------    ----------    ----------   ----------
Total Increase/(Decrease) in Net Assets .........................        2,225            48            --       44,777
  Net Assets at December 31, 1997 ...............................           --            --            --           --
                                                                    ----------    ----------    ----------   ----------
  Net Assets at June 30, 1998 ...................................   $    2,225    $       48    $       --   $   44,777
                                                                    ==========    ==========    ==========   ==========

                                                                                 Value Line
                                                                                 Strategic
                                                                    Value Line      Asset      MFS Growth
                                                                    Centurion    Management    with Income
                                                                       Fund         Trust        Series
                                                                  ---------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................   $       --   $       --    $       (1)
  Net realized gain/(loss) from sale of investments .............           --           --            (1)
  Reinvested realized gain distributions ........................           --           --            --
  Change in unrealized appreciation/(depreciation)
    of investments ..............................................           --           24             9
                                                                    ----------   ----------    ----------
  Net increase/(decrease) resulting from operations .............           --           24             7
                                                                    ----------   ----------    ----------

------------------------
1998 Policy Transactions
------------------------
  Transfer of net premium .......................................          116        1,491         1,163
  Transfer of cost of insurance-- Note 3 ........................          (19)        (422)         (434)
  Transfers-- other .............................................           --            2             1
                                                                    ----------   ----------    ----------
  Net increase/(decrease) from contract transactions ............           97        1,071           730
                                                                    ----------   ----------    ----------
Total Increase/(Decrease) in Net Assets .........................           97        1,095           737
  Net Assets at December 31, 1997 ...............................           --           --            --
                                                                    ----------   ----------    ----------
  Net Assets at June 30, 1998 ...................................   $       97   $    1,095    $      737
                                                                    ==========   ==========    ==========

                        See notes to financial statements
--------------------------------------------------------------------------------


                                     62 & 63

---------
Separate
Account M
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Six Months Ended June 30, 1998 (Unaudited)

                                                                        MFS                                   AIM V.I.
                                                                     Emerging        MFS          MFS         Capital
                                                                      Growth     Total Return     Bond     Appreciation
                                                                      Series        Series       Series        Fund
                                                                  ----------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................   $       --    $       --   $       --   $       --
  Net realized gain/(loss) from sale of investments .............           (2)           --           --           (2)
  Reinvested realized gain distributions ........................           --            --           --           --
  Change in unrealized appreciation/(depreciation)
    of investments ..............................................           23            --           --            1
                                                                    ----------    ----------   ----------   ----------
  Net increase/(decrease) resulting from operations .............           21            --           --           (1)
                                                                    ----------    ----------   ----------   ----------
------------------------
1998 Policy Transactions
------------------------
  Transfer of net premium .......................................          764            --           --          212
  Transfer of cost of insurance -- Note 3 .......................         (235)           --           --          (83)
  Transfers -- other ............................................            1            --           --           --
                                                                    ----------    ----------   ----------   ----------
  Net increase/(decrease) from contract transactions ............          530            --           --          129
                                                                    ----------    ----------   ----------   ----------
Total Increase/(Decrease) in Net Assets .........................          551            --           --          128
  Net Assets at December 31, 1997 ...............................           --            --           --           --
                                                                    ----------    ----------   ----------   ----------
  Net Assets at June 30, 1998 ...................................   $      551    $       --   $       --   $      128
                                                                    ==========    ==========   ==========   ==========

                                                                                                                Fidelity
                                                                                   American      American        VIP III
                                                                      AIM V.I.    Century VP    Century VP       Growth
                                                                       Value         Value     International  Opportunities
                                                                       Fund          Fund          Fund         Portfolio
                                                                  -------------------------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................   $       --    $       --    $       --     $       (3)
  Net realized gain/(loss) from sale of investments .............           --            --            --             --
  Reinvested realized gain distributions ........................           --            --            --             --
  Change in unrealized appreciation/(depreciation)
    of investments ..............................................            6            --            --             29
                                                                    ----------    ----------    ----------     ----------
  Net increase/(decrease) resulting from operations .............            6            --            --             26
                                                                    ----------    ----------    ----------     ----------
------------------------
1998 Policy Transactions
------------------------
  Transfer of net premium .......................................          212            49            --          2,531
  Transfer of cost of insurance -- Note 3 .......................          (85)          (27)           --           (210)
  Transfers -- other ............................................           --            --            --             14
                                                                    ----------    ----------    ----------     ----------
  Net increase/(decrease) from contract transactions ............          127            22            --          2,335
                                                                    ----------    ----------    ----------     ----------
Total Increase/(Decrease) in Net Assets .........................          133            22            --          2,361
  Net Assets at December 31, 1997 ...............................           --            --            --             --
                                                                    ----------    ----------    ----------     ----------
  Net Assets at June 30, 1998 ...................................   $      133    $       22    $       --     $    2,361
                                                                    ==========    ==========    ==========     ==========

                                                                      Fidelity     Fidelity      Fidelity
                                                                    VIP Equity-    VIP High        VIP II
                                                                       Income       Income     Index 500
                                                                     Portfolio    Portfolio     Portfolio
                                                                  ---------------------------------------
----------------------------------------
1998 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ...............................   $       --   $       (1)   $       --
  Net realized gain/(loss) from sale of investments .............           --           --            --
  Reinvested realized gain distributions ........................           --           --            --
  Change in unrealized appreciation/(depreciation)
    of investments ..............................................           --           --             9
                                                                    ----------   ----------    ----------
  Net increase/(decrease) resulting from operations .............           --           (1)            9
                                                                    ----------   ----------    ----------
------------------------
1998 Policy Transactions
------------------------
  Transfer of net premium .......................................           --        1,244           521
  Transfer of cost of insurance -- Note 3 .......................           --          (83)          (99)
  Transfers -- other ............................................           --           --            --
                                                                    ----------   ----------    ----------
  Net increase/(decrease) from contract transactions ............           --        1,161           422
                                                                    ----------   ----------    ----------
Total Increase/(Decrease) in Net Assets .........................           --        1,160           431
  Net Assets at December 31, 1997 ...............................           --           --            --
                                                                    ----------   ----------    ----------
  Net Assets at June 30, 1998 ...................................   $       --   $    1,160    $      431
                                                                    ==========   ==========    ==========

                        See notes to financial statements
--------------------------------------------------------------------------------


                                     64 & 65

---------
Separate
Account M
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account M (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on January 29, 1998 and commenced operations on February 6, 1998. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the flexible premium variable universal life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account, or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises twenty one investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), Gabelli Capital Asset Fund, Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), The Guardian Small Cap Stock Fund (GSCF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust, MFS Growth with Income Series, MFS Emerging Growth Series, MFS Total Return Series, MFS Bond Series, AIM V.I. Capital Appreciation Fund, AIM V.I. Value Fund, American Century VP Value Fund, American Century VP International Fund, Fidelity VIP III Growth Opportunities Portfolio, Fidelity VIP Equity-Income Portfolio, Fidelity VIP High Income Portfolio, and Fidelity VIP II Index 500 Portfolio (collectively, the Funds and individually, a Fund). However, a policyowner may only invest in up to seven investment divisions, including the FRO.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF and BGEMF are managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of flexible premium variable life insurance policies are invested by the Account's investment divisions in shares of the corre-

--------------------------------------------------------------------------------

                                                                       ---------
                                                                       Separate
                                                                       Account M
                                                                       ---------
                                                                           1
                                                                       ---------
--------------------------------------------------------------------------------

sponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Purchases and Sales

      During the six months ended June 30, 1998, purchases and sales of shares of the Funds were as follows:

The Guardian Separate Account M                         Purchases      Sales
                                                         June 30,     June 30,
                                                           1998         1998
                                                        ----------   ----------
The Guardian Stock Fund .............................   $  270,972   $    9,626
The Guardian Bond Fund, Inc .........................           53           --
The Guardian Cash Fund, Inc .........................      103,773       12,201
Gabelli Capital Asset Fund ..........................        2,415          197
Baillie Gifford International Fund, Inc. ............           47           --
Baillie Gifford Emerging Markets Fund ...............           --           --
The Guardian Small Cap Stock Fund ...................       48,983        1,749
Value Line Centurion Fund, Inc ......................           97           --
Value Line Strategic Asset Management Trust .........        1,129           58
MFS Growth with Income Series .......................          956          225
MFS Emerging Growth Series ..........................          615           84
MFS Total Return Series .............................           --           --
MFS Bond Series .....................................           --           --
AIM V.I. Capital Appreciation Fund ..................          170           42
AIM V.I. Value Fund .................................          170           43
American Century VP Value Fund ......................           22           --
American Century VP International Fund ..............           --           --
Fidelity VIP III Growth Opportunities Portfolio .....        2,535          200
Fidelity VIP Equity-Income Portfolio ................           --           --
Fidelity VIP High Income Portfolio ..................        1,203           41
Fidelity VIP II Index 500 Portfolio .................          421           --
                                                        ----------   ----------
    Total ...........................................   $  433,561   $   24,466
                                                        ==========   ==========

--------------------------------------------------------------------------------

---------
Separate
Account M
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account M
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

---------------------------------------------------------------
Note 3 -- Administrative and Mortality and Expense Risk Charges
---------------------------------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .90% of the policy account value. This charge is reduced to .60% of the policy account value after the twentieth policy anniversary.

      In addition, GIAC makes a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance inforce, as compensation for the anticipated cost of paying death benefits.

      Under the terms of the policy, GIAC deducts charges from the gross premiums before transferring the net premiums (gross premiums less other contractual charges) to the Account. These other contractual charges consist of:

      a) policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract;

      b) an annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

-----------------------------------
Note 4 -- Net Assets, June 30, 1998
-----------------------------------

      At June 30, 1998, net assets of the Account were as follows:

  Accumulation of Variable Universal Life
    Insurance Policyowners' Accounts            $ 31,546
  Owned by GIAC                                  372,961
                                                --------
                                                $404,507
                                                ========

      The amount retained by GIAC in the Account is comprised of GIAC's amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

      In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       This page intentionally left blank.


--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 94.5%
----------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 1.7%
      38,500   Alliant Techsystems, Inc.*                          $  2,435,125
      80,000   Cordant Technologies, Inc.                             3,690,000
      65,200   General Dynamics Corp.                                 3,031,800
      77,025   Lockheed Martin Corp.                                  8,155,022
     110,290   Northrop Grumman Corp.                                11,373,656
     201,750   Precision Castparts Corp.                             10,768,406
      95,800   Rockwell Int'l. Corp.                                  4,604,387
      53,000   Sundstrand Corp.                                       3,034,250
     168,100   United Technologies Corp.                             15,549,250
                                                                   ------------
                                                                     62,641,896
                                                                   ------------
Air Transportation -- 1.7%
      63,000   Alaska Air Group, Inc.*                                3,437,437
     125,000   America West Hldg. Corp.*                              3,570,312
     351,000   AMR Corp., DE*                                        29,220,750
      43,000   Comair Hldgs., Inc.                                    1,327,625
     151,000   Continental Airlines, Inc.*                            9,192,125
      88,000   Delta Airlines, Inc.                                  11,374,000
      37,000   UAL Corp.*                                             2,886,000
                                                                   ------------
                                                                     61,008,249
                                                                   ------------
Appliance and Furniture -- 0.7%
     206,000   Ethan Allen Interiors, Inc.                           10,287,125
     174,000   Furniture Brands Int'l., Inc.*                         4,882,875
     100,000   Hon Industries, Inc.                                   3,400,000
      50,000   Knoll Corp.*                                           1,475,000
      60,000   Leggett & Platt, Inc.                                  1,500,000
     200,000   Herman Miller, Inc.                                    4,862,500
                                                                   ------------
                                                                     26,407,500
                                                                   ------------
Automotive -- 2.2%
     350,000   Chrysler Corp.                                        19,731,250
     965,000   Ford Motor Co.                                        56,935,000
      56,800   General Motors Corp.                                   3,794,950
                                                                   ------------
                                                                     80,461,200
                                                                   ------------
Automotive Parts -- 0.6%
      38,000   Arvin Industries, Inc.                                 1,379,875
      68,000   Cooper Tire & Rubber Co.                               1,402,500
      84,000   Goodyear Tire & Rubber Co.                             5,412,750
     104,500   Kaydon Corp.                                           3,690,156
     276,933   Meritor Automotive, Inc.                               6,646,392
      24,000   Modine Mfg. Co.                                          831,000
      18,400   Timken Co.                                               566,950
                                                                   ------------
                                                                     19,929,623
                                                                   ------------
Biotechnology -- 0.2%
      93,600   Amgen, Inc.*                                           6,119,100
                                                                   ------------
Building Materials and Homebuilders -- 1.0%
      33,000   Centex Construction Products, Inc.                     1,270,500
      16,500   Crossman Communities, Inc.*                              501,187
      65,000   Fleetwood Enterprises, Inc.                            2,600,000
     150,000   D.R. Horton, Inc.*                                     3,131,250
      92,500   Lafarge Corp.                                          3,636,406
      95,000   Lennar Corp.                                           2,802,500
       9,400   Lone Star Industries, Inc.                               724,387
      79,650   Martin Marietta Materials, Inc.                        3,584,250
      24,000   Medusa Corp.                                           1,506,000
      62,000   Southdown, Inc.                                        4,425,250
      65,000   USG Corp.                                              3,518,125
      36,000   U.S. Home Corp.*                                       1,485,000
       6,300   Valspar Corp.                                            249,638
      45,700   Vulcan Materials Co.                                   4,875,619
                                                                   ------------
                                                                     34,310,112
                                                                   ------------
Capital Goods-Miscellaneous Technology -- 0.0%
      43,000   AFC Cable Systems, Inc.*                               1,526,500
                                                                   ------------
Chemicals -- 4.2%
      68,000   Albemarle Corp.                                        1,500,250
     282,000   Cambrex Corp.                                          7,402,500
      49,000   Carlisle Cos., Inc.                                    2,110,062
     115,000   Crompton & Knowles Corp.                               2,896,563
      38,400   Dexter Corp.                                           1,221,600
     270,000   Dow Chemical Co.                                      26,105,625
     798,000   E.I. Dupont de Nemours, Inc.                          59,550,750
     260,000   Lyondell Petrochemical Co.                             7,913,750
     150,000   Millennium Chemicals, Inc.                             5,081,250
     153,500   Minnesota Mining & Mfg. Co.                           12,615,781
     147,000   Morton Int'l., Inc.                                    3,675,000
     102,000   PPG Industries, Inc.                                   7,095,375
      40,000   Rohm & Haas Co.                                        4,157,500
     215,000   Solutia, Inc.                                          6,167,813
      56,300   Union Carbide Corp.                                    3,005,012
                                                                   ------------
                                                                    150,498,831
                                                                   ------------
Computer Software -- 3.6%
      11,700   ChoicePoint, Inc.*                                       592,312
     215,000   Computer Associates Int'l., Inc.                      11,945,937

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
      27,000   DST Systems, Inc.*                                  $  1,512,000
       9,900   J.D. Edwards*                                            425,081
     944,400   Microsoft Corp.*                                     102,349,350
     104,000   Sterling Software, Inc.*                               3,074,500
     138,800   SunGuard Data Systems, Inc.*                           5,326,450
      65,000   Symantec Corp.*                                        1,698,125
      36,000   Wind River Systems, Inc.*                              1,291,500
                                                                   ------------
                                                                    128,215,255
                                                                   ------------
Computer Systems -- 5.9%
      26,000   Apple Computer, Inc.*                                    744,250
     379,600   Compaq Computer Corp.                                 10,771,150
      57,500   Honeywell, Inc.                                        4,804,844
     654,500   Int'l. Business Machines                              75,144,781
     478,200   Lexmark Int'l. Group, Inc.*                           29,170,200
     230,000   Pitney Bowes, Inc.                                    11,068,750
      61,400   Sanmina Corp.*                                         2,663,225
   1,476,400   Storage Technology Corp.*                             64,038,850
     227,800   Sun Microsystems, Inc.*                                9,895,063
     247,800   Western Digital Corp.*                                 2,927,138
                                                                   ------------
                                                                    211,228,251
                                                                   ------------
Conglomerates -- 1.0%
     149,800   Loews Corp.                                           13,051,325
     310,000   Textron, Inc.                                         22,223,125
                                                                   ------------
                                                                     35,274,450
                                                                   ------------
Containers-Metals and Plastic -- 0.1%
      37,000   Aptargroup, Inc.                                       2,300,938
                                                                   ------------
Cosmetics and Toiletries -- 0.0%
      21,600   Alberto-Culver Co.                                       548,100
      16,966   Herbalife Int'l., Inc.                                   349,932
                                                                   ------------
                                                                        898,032
                                                                   ------------
Drugs and Hospitals -- 8.4%
   1,000,000   Abbott Laboratories                                   40,875,000
      99,660   Allegiance Corp.                                       5,107,575
     192,000   American Home Products Corp.                           9,936,000
     275,000   Arterial Vascular Engineering, Inc.*                   9,831,250
      17,400   Biomet, Inc.*                                            575,287
     489,600   Bristol-Myers Squibb Corp.                            56,273,400
      25,000   Health Care & Retirement Co.*                            985,937
     112,600   Lincare Hldgs., Inc.*                                  4,736,238
     349,700   Merck & Co., Inc.                                     46,772,375
      27,000   Patterson Dental Co.*                                    988,875
     741,600   Pfizer, Inc.                                          80,602,650
      27,000   Safeskin Corp.*                                        1,110,375
     503,400   Schering-Plough Corp.                                 46,124,025
                                                                   ------------
                                                                    303,918,987
                                                                   ------------
Electrical Equipment -- 3.9%
   1,541,200   General Electric Co.                                 140,249,200
      25,000   Hubbel, Inc.                                           1,040,625
                                                                   ------------
                                                                    141,289,825
                                                                   ------------
Electronics and Instruments -- 0.2%
      64,400   Analogic Corp.                                         2,881,900
      42,200   Dynatech Corp.*                                          131,875
      23,100   Fluke Corp.                                              759,413
      60,000   Tektronix, Inc.                                        2,122,500
                                                                   ------------
                                                                      5,895,688
                                                                   ------------
Energy-Miscellaneous -- 0.4%
     451,300   Frontier Oil Corp.*                                    3,610,400
     192,500   Giant Industries, Inc.                                 3,344,688
     237,430   Holly Corp.                                            6,113,823
      84,000   Howell Corp.                                             913,500
                                                                   ------------
                                                                     13,982,411
                                                                   ------------
Entertainment and Leisure -- 0.5%
      16,500   Anchor Gaming*                                         1,280,812
     400,000   Carnival Corp.                                        15,850,000
                                                                   ------------
                                                                     17,130,812
                                                                   ------------
Financial-Banks -- 10.1%
      25,000   Associated Bank Corp.                                    940,625
     720,000   BankAmerica Corp.                                     62,235,000
     347,870   Bank of Boston Corp.                                  19,350,269
     130,000   Bank of New York, Inc.                                 7,889,375
      17,000   BB&T Corp.                                             1,149,625
      13,000   CCB Financial Corp.                                    1,381,250
      15,000   Centura Banks, Inc.                                      937,500
     868,936   Chase Manhattan Corp.                                 65,604,668
     188,284   Citicorp                                              28,101,387
      81,000   City National Corp.                                    2,991,938
     145,200   Comerica, Inc.                                         9,619,500
      67,875   Commerce Bankshares, Inc.                              3,313,148
      22,000   Community First Bankshares                               576,125
      20,000   Cullen Frost Bankers, Inc.                             1,085,000

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited) (Continued)

Shares                                                           Value
----------------------------------------------------------------------
        73,867  Fifth Third Bancorp*                     $   4,653,652
        13,800  First Chicago NBD Corp.                      1,223,025
        60,000  First Merit Corp.                            1,747,500
       543,800  First Union Corp.                           31,676,350
       235,000  Fleet Financial Group, Inc.                 19,622,500
        81,922  Hubco, Inc.                                  2,933,832
        90,000  Imperial Bancorp*                            2,700,000
       140,000  KeyCorp                                      4,987,500
        22,627  M & T Bank Corp.                            12,535,358
       197,000  Mellon Bank Corp.                           13,716,125
        89,068  National City Corp.                          6,323,828
       270,120  Norwest Corp.                               10,095,735
        75,000  Premier Bancshares, Inc., GA                 1,987,500
       108,000  Star Banc Corp.                              6,898,500
       327,033  Summit Bancorp                              15,534,067
        49,500  Union BanCal Corp.                           4,776,750
        45,000  U.S. Bancorp, Inc.                           1,935,000
        23,000  U.S. Trust Corp.                             1,753,750
        43,000  Webster Financial Corp.                      1,429,750
        21,500  Wells Fargo & Co.                            7,933,500
        36,000  Westamerica Bancorp                          1,156,500
        72,000  Zions Bancorp                                3,825,000
                                                         -------------
                                                           364,621,132
                                                         -------------
Financial-Other -- 8.2%
       294,400  American Express Co.                        33,561,600
       200,495  Associates First Capital Corp.              15,413,053
       137,000  Countrywide Credit Industries, Inc.          6,952,750
        25,000  Dain Rauscher Corp.                          1,368,750
        23,200  Donaldson, Lufkin & Jenrette Sec. Corp.      1,178,850
        21,666  Duff & Phelps Credit Rating Co.              1,207,879
       190,200  A.G. Edwards, Inc.                           8,119,162
       258,400  Federal Home Loan Mortgage Corp.            12,160,950
       434,600  Federal National Mortgage Assn.             26,401,950
       288,000  Franklin Resources, Inc.                    15,552,000
       125,000  H & R Block, Inc.                            5,265,625
       338,000  Jefferies Group, Inc.                       13,858,000
        43,667  Legg Mason, Inc.                             2,513,563
       122,000  Lehman Brothers Hldgs., Inc.                 9,462,625
       238,000  McDonald & Co. Investments, Inc.             7,809,375
       257,200  Merrill Lynch & Co., Inc.                   23,726,700
       384,075  Morgan Keegan, Inc.                          9,937,941
       230,000  Morgan Stanley Dean Witter                  21,016,250
       175,000  Paine Webber Group, Inc.                     7,503,125
        26,200  Ragen MacKenzie Group, Inc.*                   396,275
       346,106  Raymond James Financial, Inc.               10,361,533
       175,000  SLM Hldg. Corp.                              8,575,000
       846,000  Travelers Group, Inc.                       51,288,750
                                                         -------------
                                                           293,631,706
                                                         -------------
Financial-Thrift -- 1.8%
        16,164  H.F. Ahmanson & Co.                          1,147,644
        67,200  Astoria Financial Corp.                      3,595,200
       406,250  BankAtlantic Bancorp, Inc.                   4,968,828
        27,040  California Federal Bancorp, Inc.*              581,360
       170,740  Charter One Financial, Inc.                  5,751,804
        99,000  Coastal Bancorp, Inc.                        2,425,500
        20,000  Coast Federal Litigation Trust*                302,500
       155,925  Commercial Federal Corp.                     4,931,128
       220,000  Dime Bancorp, Inc.                           6,586,250
        40,000  Golden State Bancorp, Inc.*                  1,190,000
        40,000  Golden State Bancorp, Inc.* (warrants)         212,500
       152,000  Greenpoint Financial Corp.                   5,719,000
       124,000  Long Island Bancorp, Inc.                    7,533,000
        29,452  MAF Bancorp, Inc.                            1,071,317
        37,666  Pacific Crest Capital, Inc.*                   663,863
       123,543  Progressive Bank, Inc.                       4,825,898
       760,954  Sovereign Bancorp, Inc.                     12,436,842
                                                         -------------
                                                            63,942,634
                                                         -------------
Food, Beverage and Tobacco -- 1.4%
        64,790  CKE Restaurants, Inc.                        2,672,588
        53,744  Earthgrains Co.                              3,002,946
       186,000  Fortune Brands, Inc.                         7,149,375
       142,000  Interstate Bakeries Corp.                    4,712,625
       493,600  Philip Morris Cos., Inc.                    19,435,500
        83,100  Pioneer Hi-Bred Int'l., Inc.                 3,438,263
       150,000  Sara Lee Corp.                               8,390,625
        38,000  Smithfield Foods, Inc.*                      1,159,000
        63,000  Universal Corp., VA                          2,354,625
                                                         -------------
                                                            52,315,547
                                                         -------------
Footwear -- 0.3%
       111,200  Footstar, Inc.*                              5,337,600
        49,000  Payless ShoeSource, Inc.*                    3,610,687

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
        64,000  Stride Rite Corp.                        $     964,000
                                                         -------------
                                                             9,912,287
                                                         -------------
Household Products -- 1.0%
       185,200  Dial Corp.                                   4,803,625
       349,800  Procter & Gamble Co.                        31,853,663
                                                         -------------
                                                            36,657,288
                                                         -------------
Insurance -- 6.1%
        37,500  Allied Group, Inc.                           1,755,469
       492,300  Allstate Corp.                              45,076,219
        30,000  W.R. Berkley Corp.                           1,201,875
       153,000  Chicago Title Corp.*                         7,066,688
        46,000  Chubb Corp.                                  3,697,250
       222,300  Cigna Corp.                                 15,338,700
        60,000  CMAC Investment Corp.                        3,690,000
        36,000  Enhance Financial Svcs. Group, Inc.          1,215,000
       130,000  Equitable Cos., Inc.                         9,741,875
        98,000  Everest Reinsurance Hldgs.                   3,766,875
        66,700  Executive Risk, Inc.                         4,919,125
        33,000  Fidelity National Financial, Inc.            1,313,813
        42,000  Financial Sec. Assur. Hldgs. Ltd.            2,467,500
        66,300  General RE Corp.                            16,807,050
        81,900  Hartford Financial Svcs. Group, Inc.         9,367,313
       150,000  Horace Mann Educators Corp.                  5,175,000
        54,000  Jefferson Pilot Corp.                        3,128,625
       103,270  Liberty Financial Cos., Inc.                 3,562,815
       132,000  Lincoln National Corp., Inc.                12,061,500
       272,100  Marsh & McLennan Cos., Inc.                 16,445,044
        50,600  MBIA, Inc.                                   3,788,675
        30,000  Mercury General Corp.                        1,933,125
       315,000  MGIC Investment Corp.                       17,974,687
       229,500  Old Republic Int'l. Corp.                    6,727,219
       144,000  Penn America Group, Inc.*                    1,944,000
        67,000  Reinsurance Group of America*                3,437,938
        85,059  ReliaStar Financial Group                    4,082,832
       151,445  St. Paul Cos., Inc.                          6,370,155
       108,000  State Auto Financial Corp.                   3,442,500
        12,000  Unitrin, Inc.                                  834,000
                                                         -------------
                                                           218,332,867
                                                         -------------
Lodging -- 0.2%
       100,000  Fairfield Communities, Inc.*                 1,918,750
       238,000  Prime Hospitality Corp.*                     4,150,125
                                                         -------------
                                                             6,068,875
                                                         -------------
Machinery and Equipment -- 0.6%
       102,000  AAR Corp.                                    3,015,375
        74,200  Dover Corp.                                  2,541,350
        95,000  Eaton Corp.                                  7,386,250
        79,900  Illinois Tool Works, Inc.                    5,328,331
        99,100  Parker Hannifin Corp.                        3,778,188
        25,000  SPX Corp.*                                   1,609,375
                                                         -------------
                                                            23,658,869
                                                         -------------
Merchandising-Department Stores -- 2.7%
       122,000  Dayton Hudson Corp.                          5,917,000
       125,000  Federated Department Stores, Inc.*           6,726,562
       215,000  Fred Meyer, Inc., DE*                        9,137,500
        87,000  Shopko Stores, Inc.*                         2,958,000
        40,000  Stein Mart, Inc.*                              540,000
       376,800  TJX Cos., Inc.                               9,090,300
     1,036,000  Wal-Mart Stores, Inc.                       62,937,000
                                                         -------------
                                                            97,306,362
                                                         -------------
Merchandising-Drugs -- 0.5%
        12,000  Cardinal Health, Inc.                        1,125,000
       251,472  CVS Corp.                                    9,791,691
        37,000  General Nutrition Cos., Inc.*                1,151,625
       110,000  Walgreen Co.                                 4,544,375
                                                         -------------
                                                            16,612,691
                                                         -------------
Merchandising-Food -- 0.9%
       240,000  Albertson's, Inc.                           12,435,000
       377,990  Safeway, Inc.*                              15,379,468
        20,000  Suiza Foods Corp.*                           1,193,750
       113,000  Supervalu, Inc.                              5,014,375
                                                         -------------
                                                            34,022,593
                                                         -------------
Merchandising-Mass -- 0.1%
        43,500  Brylane, Inc.*                               2,001,000
        20,000  Lands End, Inc.*                               632,500
                                                         -------------
                                                             2,633,500
                                                         -------------
Merchandising-Special -- 2.8%
        47,100  Best Buy, Inc.*                              1,704,313
        69,000  BJ's Wholesale Club, Inc.*                   2,803,125
        71,000  The Dress Barn*                              1,766,125
       360,000  GAP, Inc.                                   22,185,000
       376,000  Home Depot, Inc.                            31,231,500

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited) (Continued)

Shares                                                           Value
----------------------------------------------------------------------
        53,400  Lowes Cos., Inc.*                        $   2,166,038
       275,000  Pier 1 Imports, Inc.                         6,565,625
       238,500  Proffitts, Inc.*                             9,629,437
       159,000  Ross Stores, Inc.                            6,837,000
       250,000  Tandy Corp.                                 13,265,625
        42,500  Tiffany & Co., Inc.                          2,040,000
                                                         -------------
                                                           100,193,788
                                                         -------------
Metals-Miscellaneous -- 0.1%
        48,924  Alumax, Inc.                                 2,268,850
                                                         -------------
Miscellaneous-Capital Goods -- 0.1%
        69,000  Aeroquip-Vickers, Inc.                       4,027,875
                                                         -------------
Miscellaneous-Consumer Growth Staples -- 0.8%
        70,000  American Greetings Corp.                     3,565,625
       178,100  Cognizant Corp.*                            11,220,300
        52,500  Interpublic Group Cos., Inc.                 3,186,094
       110,000  A.C. Nielsen Corp.*                          2,777,500
       190,000  Valassis Communications, Inc.*               7,326,875
                                                         -------------
                                                            28,076,394
                                                         -------------
Natural Gas-Diversified -- 0.1%
       258,600  Mitchell Energy & Dev. Corp.                 4,978,050
                                                         -------------
Oil and Gas Producing -- 1.7%
       118,400  Barrett Resources Corp.*                     4,432,600
       205,000  Basin Exploration, Inc.*                     3,613,125
        64,300  Callon Petroleum Co.*                          920,294
       304,000  Chieftain Int'l., Inc.*                      7,201,000
       247,000  Devon Energy Corp.                           8,629,563
       243,600  Diamond Offshore Drilling, Inc.              9,744,000
        44,700  Forcenergy Gas Exploration, Inc.*              796,219
       151,200  Meridian Resource Corp.*                     1,067,850
       750,900  Petromet Resources Ltd.*                     1,689,525
        45,900  Petsec Energy Ltd.*                            743,006
        95,000  Pride Int'l., Inc.*                          1,609,062
       650,700  Rigel Energy Corp.*                          5,925,303
       325,100  St. Mary Land & Exploration Co.              7,843,037
        60,700  Snyder Oil Corp.                             1,210,206
       152,100  Vastar Resources, Inc.                       6,644,869
                                                         -------------
                                                            62,069,659
                                                         -------------
Oil and Gas Services -- 2.6%
       150,000  BJ Services Co.*                             4,359,375
        86,090  Camco Int'l., Inc.                           6,704,259
        70,000  Cooper Cameron Corp.*                        3,570,000
        87,500  ENSCO Int'l., Inc.                           1,520,313
       190,400  Halliburton Co.                              8,484,700
       376,800  Input/Output, Inc.*                          6,711,750
       580,300  Nabors Industries, Inc.*                    11,497,194
       235,000  Noble Drilling Corp.*                        5,654,687
       189,300  Offshore Logistics, Inc.*                    3,360,075
       339,400  Schlumberger Ltd.                           23,185,263
       125,000  Smith Int'l., Inc.*                          4,351,562
        52,000  Transocean Offshore, Inc.                    2,314,000
       235,400  Varco Int'l., Inc.*                          4,663,862
        30,000  Veritas DGC, Inc.*                           1,498,125
       112,100  Weatherford Enterra, Inc.*                   4,161,713
       100,000  Willbros Group, Inc.*                        1,562,500
                                                         -------------
                                                            93,599,378
                                                         -------------
Oil-Integrated-Domestic -- 0.3%
       142,000  Sun, Inc.                                    5,511,375
       460,500  Tesoro Petroleum, Inc.*                      7,310,437
                                                         -------------
                                                            12,821,812
                                                         -------------
Oil-Integrated-International -- 4.7%
       228,800  Chevron Corp.                               19,004,700
     1,539,800  Exxon Corp.                                109,806,988
       529,800  Mobil Corp.                                 40,595,925
                                                         -------------
                                                           169,407,613
                                                         -------------
Paper and Forest Products -- 0.5%
        52,857  Deltic Timber Corp.                          1,324,729
       245,000  Kimberly Clark Corp.                        11,239,375
       123,000  Rayonier, Inc.                               5,658,000
                                                         -------------
                                                            18,222,104
                                                         -------------
Publishing-News -- 0.8%
        35,100  Central Newspapers, Inc.                     2,448,225
       133,400  Gannett Co., Inc.                            9,479,737
       188,200  Harte-Hanks Communications                   4,857,912
        80,000  New York Times Co.                           6,340,000
        16,000  Tribune Co.                                  1,101,000
         6,700  Washington Post Co.                          3,859,200
                                                         -------------
                                                            28,086,074
                                                         -------------
Railroads -- 0.4%
        47,949  Burlington Northern Santa Fe                 4,707,992
       182,500  Kansas City Southern Inds., Inc.             9,056,562
                                                         -------------
                                                            13,764,554
                                                         -------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
Real Estate -- 0.1%
        95,000  LNR Property Corp.                       $   2,434,375
                                                         -------------
Textile-Apparel and Production -- 1.0%
        70,000  Burlington Industries, Inc.*                   984,375
       129,000  Liz Claiborne, Inc.                          6,740,250
       196,000  Jones Apparel Group, Inc.*                   7,166,250
        29,000  Kellwood Co.                                 1,036,750
        37,500  Nautica Enterprises, Inc.*                   1,005,469
        15,000  St. John Knits, Inc.                           579,375
       295,000  Unifi, Inc.                                 10,103,750
       148,000  V.F. Corp.                                   7,622,000
        58,400  Westpoint Stevens, Inc.*                     1,927,200
                                                         -------------
                                                            37,165,419
                                                         -------------
Transportation-Miscellaneous -- 0.6%
       192,000  Airborne Freight Corp.                       6,708,000
        37,000  Alexander & Baldwin, Inc.                    1,077,625
        22,000  Expeditors Int'l. Wash., Inc.                  968,000
       108,000  GATX Corp.*                                  4,738,500
       376,700  Maritrans, Inc.                              3,413,844
        45,000  Sea Containers Ltd.*                         1,721,250
        58,000  Trinity Industries, Inc.                     2,407,000
                                                         -------------
                                                            21,034,219
                                                         -------------
Truckers -- 0.1%
        32,100  FRP Pptys., Inc.*                            1,043,250
        49,500  Rollins Truck Leasing Corp.                    612,563
        60,000  U.S. Freightways Corp.                       1,970,625
        56,250  Werner Enterprises, Inc.                     1,072,266
                                                         -------------
                                                             4,698,704
                                                         -------------
Utilities-Electric -- 1.1%
        22,700  Cleco Corp.                                    675,325
        76,740  Duke Energy Co.                              4,546,845
        79,800  Energy East Corp.                            3,321,675
       185,000  Florida Progress Corp.                       7,608,125
       210,000  FPL Group, Inc.                             13,230,000
        56,500  IPALCO Enterprises                           2,510,719
        43,420  LG & E Energy Corp.                          1,175,054
         7,000  Minnesota Power & Light Co.                    278,250
        58,000  NIPSCO Industries, Inc.                      1,624,000
        96,300  Texas Utilities Co.                          4,008,488
                                                         -------------
                                                            38,978,481
                                                         -------------
Utilities-Gas and Pipeline-- 0.1%
         5,100  Indiana Energy, Inc.                           152,362
        45,000  KN Energy, Inc.                              2,438,438
        26,300  NICOR, Inc.                                  1,055,288
                                                         -------------
                                                             3,646,088
                                                         -------------
Utilities-Telecommunications -- 6.4%
        29,000  Aliant Communications, Inc.                    795,687
       702,800  Ameritech Corp.                             31,538,150
       689,200  AT & T Corp.                                39,370,550
       680,000  Bell Atlantic Corp.                         31,025,000
       853,200  BellSouth Corp.                             57,271,050
       495,000  GTE Corp.*                                  27,534,375
       472,000  SBC Communications, Inc.                    18,880,000
       135,000  Sprint Corp.*                                9,517,500
       325,000  U.S. West, Inc.*                            15,275,000
                                                         -------------
                                                           231,207,312
                                                         -------------
TOTAL COMMON STOCKS
  (Cost $2,230,631,491)                                  3,399,434,760
                                                         -------------

----------------------------
REPURCHASE AGREEMENT -- 4.9%
----------------------------

Shares                                                           Value
----------------------------------------------------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
$  174,758,000  State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/98, maturity value
                $174,785,670 at 5.70%, due 7/1/98
                (collateralized by $178,260,000
                U.S. Treasury Notes, 6.00%,
                due 6/30/99)                            $  174,758,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
  (Cost $174,758,000)                                      174,758,000
                                                        --------------
TOTAL INVESTMENTS -- 99.4%
  (Cost $2,405,389,491)                                  3,574,192,760

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.6%                           21,659,204
                                                        --------------

NET ASSETS -- 100.0%                                    $3,595,851,964
                                                        ==============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------


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 The Guardian
Stock Fund,Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investments, at market (cost $2,405,389,491)        $3,574,192,760
   Cash                                                        41,840
   Receivable for securities sold                          53,432,072
   Dividends receivable                                     2,942,866
   Receivable for fund shares sold                            642,156
   Interest receivable                                         26,670
   Other assets                                                 2,365
                                                       --------------
   TOTAL ASSETS                                         3,631,280,729
                                                       --------------

LIABILITIES
   Payable for securities purchased                        29,463,899
   Payable for fund shares redeemed                         1,038,829
   Accrued expenses                                           214,485
   Due to affiliates                                        4,711,552
                                                       --------------
   TOTAL LIABILITIES                                       35,428,765
                                                       --------------
     NET ASSETS                                        $3,595,851,964
                                                       ==============

COMPONENTS OF NET ASSETS
   Capital stock, at par                               $       71,043
   Additional paid-in capital                           2,237,947,021
   Undistributed net investment income                      2,078,030
   Accumulated net realized gain on investments           186,952,601
   Net unrealized appreciation of investments           1,168,803,269
                                                       --------------
     NET ASSETS                                        $3,595,851,964
                                                       ==============

   Shares Outstanding -- $0.001 par value                  71,042,956
                                                       --------------

NET ASSET VALUE PER SHARE                              $        50.62
                                                       ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Dividends                                           $   20,822,564
   Interest                                                 5,248,728
   Less: Foreign tax withheld                                  (6,750)
                                                       --------------
   Total Income                                            26,064,542
                                                       --------------

Expenses:
   Investment advisory fees -- Note B                       8,558,120
   Custodian fees                                             193,992
   Printing expense                                           163,525
   Registration fees                                           42,000
   Audit fees                                                   8,750
   Directors' fees -- Note B                                    8,000
   Legal fees                                                   2,800
   Insurance expense                                            2,286
   Transfer agent fees                                          1,650
   Other                                                          350
                                                       --------------
   Total Expenses                                           8,981,473
                                                       --------------

   Net Investment Income                                   17,083,069
                                                       --------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized gain on investments                        186,953,070
  Net change in unrealized appreciation
    of investments                                        226,105,842
                                                       --------------
Net Realized and Unrealized Gain
  on Investments                                          413,058,912
                                                       --------------
Net Increase in Net Assets
  from Operations                                      $  430,141,981
                                                       ==============

                       See notes to financial statements.

--------------------------------------------------------------------------------


                                       76
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                                                                  The Guardian
                                                                 Stock Fund,Inc.
                                                                ----------------
                                                                       2
                                                                ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                               Six Months         Year Ended
                                                                                    Ended        December 31,
                                                                            June 30, 1998               1997
                                                                               (Unaudited)          (Audited)
                                                                          ---------------    ---------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                 $    17,083,069    $    32,357,899
    Net realized gain on investments                                          186,953,070        392,500,062
    Net change in unrealized appreciation of investments                      226,105,842        391,861,332
                                                                          ---------------    ---------------
      Net Increase in Net Assets from Operations                              430,141,981        816,719,293
                                                                          ---------------    ---------------

 Dividends and Distributions to Shareholders from:
    Net investment income                                                     (15,303,452)       (32,059,486)
    Net realized gain on investments                                          (93,901,593)      (344,492,912)
                                                                          ---------------    ---------------
      Total Dividends and Distributions to Shareholders                      (109,205,045)      (376,552,398)
                                                                          ---------------    ---------------

 From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note G       52,728,183        555,292,020
                                                                          ---------------    ---------------
      Net Increase in Net Assets                                              373,665,119        995,458,915

 Net Assets:
    Beginning of period                                                     3,222,186,845      2,226,727,930
                                                                          ---------------    ---------------
    End of period*                                                        $ 3,595,851,964    $ 3,222,186,845
                                                                          ===============    ===============

* Includes undistributed net investment income of:                        $     2,078,030    $       298,413

                       See notes to financial statements.

--------------------------------------------------------------------------------

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 The Guardian
Stock Fund,Inc.
---------------
      2
---------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                              Six Months
                                 Ended                                 Year Ended December 31, (Audited)
                              June 30, 1998        --------------------------------------------------------------------
                               (Unaudited)                    1997               1996             1995             1994
                             ------------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...... $         46.05       $         38.59    $         34.72    $       27.33    $       29.00
                             ---------------       ---------------    ---------------    -------------    -------------
Income from investment
  operations:
  Net investment
    income .................            0.25                  0.52               0.53             0.44             0.40
  Net realized and
    unrealized gain/
    (loss) on investments ..            5.90                 12.97               8.62             9.01            (0.77)
                             ---------------       ---------------    ---------------    -------------    -------------
  Net increase/(decrease)
    from investment
    operations .............            6.15                 13.49               9.15             9.45            (0.37)
                             ---------------       ---------------    ---------------    -------------    -------------

Dividends and Distributions
  to Shareholders from:
  Net investment income ....           (0.22)                (0.52)             (0.54)           (0.44)           (0.40)
  Net realized gain ........           (1.36)                (5.51)             (4.74)           (1.62)           (0.90)
                             ---------------       ---------------    ---------------    -------------    -------------
  Total dividends and
    distributions ..........           (1.58)                (6.03)             (5.28)           (2.06)           (1.30)
                             ---------------       ---------------    ---------------    -------------    -------------
Net asset value, end of
  period ................... $         50.62       $         46.05    $         38.59    $       34.72    $       27.33
                             ---------------       ---------------    ---------------    -------------    -------------

Total return* ..............           13.38%                35.58%             26.90%           34.65%           (1.27)%
                             ---------------       ---------------    ---------------    -------------    -------------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ........ $     3,595,852       $     3,222,187    $     2,226,728    $   1,615,271    $   1,038,991
  Ratio of expenses to
    average net assets .....            0.52%(a)              0.52%              0.53%            0.53%            0.53%
  Ratio of net invest-
    ment income to
    average net assets .....            1.00%(a)              1.17%              1.50%            1.39%            1.49%
  Portfolio turnover
    rate ...................              23%                   51%                66%              78%              53%
  Average rate of
    commissions paid(b) .... $        0.0509       $        0.0457    $        0.0469

                                                           Year Ended December 31, (Audited)
                             --------------------------------------------------------------------------------------
                                    1993           1992           1991           1990           1989           1988
                             --------------------------------------------------------------------------------------
Net asset value,
  beginning of period ...... $     25.52    $     23.28    $     17.85    $     21.39    $     19.18    $     16.35
                             -----------    -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income .................        0.58           0.48           0.63           0.69           0.84           0.52
  Net realized and
    unrealized gain/
    (loss) on investments ..        4.47           3.97           5.74          (3.13)          3.61           2.80
                             -----------    -----------    -----------    -----------    -----------    -----------
  Net increase/(decrease)
    from investment
    operations .............        5.05           4.45           6.37          (2.44)          4.45           3.32
                             -----------    -----------    -----------    -----------    -----------    -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ....       (0.59)         (0.48)         (0.64)         (0.71)         (0.90)         (0.49)
  Net realized gain ........       (0.98)         (1.73)         (0.30)         (0.39)         (1.34)            --
                             -----------    -----------    -----------    -----------    -----------    -----------
  Total dividends and
    distributions ..........       (1.57)         (2.21)         (0.94)         (1.10)         (2.24)         (0.49)
                             -----------    -----------    -----------    -----------    -----------    -----------
Net asset value, end of
  period ................... $     29.00    $     25.52    $     23.28    $     17.85    $     21.39    $     19.18
                             -----------    -----------    -----------    -----------    -----------    -----------

Total return* ..............       19.96%         20.07%         35.96%        (11.85)%        23.55%         20.37%
                             -----------    -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ........ $   869,114    $   537,354    $   380,962    $   256,039    $   269,950    $   172,900
  Ratio of expenses to
    average net assets .....        0.54%          0.55%          0.56%          0.57%          0.57%          0.61%
  Ratio of net invest-
    ment income to
    average net assets .....        2.20%          2.14%          3.07%          3.66%          4.13%          2.88%
  Portfolio turnover
    rate ...................          45%            62%            51%            54%            38%            71%
  Average rate of
    commissions paid(b)

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

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                                       79

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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

---------------------
ASSET BACKED -- 14.4%
---------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
$   3,500,000   Advanta Mtg. Loan Trust 1998 A3
                   6.27% due 12/25/17                      $  3,519,215
    2,700,000   Amresco 1997-1 M1F
                   7.42% due 3/25/27                          2,769,201
    5,000,000   CS First Boston 1996-2 A5
                   6.90% due 6/15/27                          5,121,900
    3,900,000   Deutsche Financial 1997-1 A2
                   6.55% due 9/15/27                          3,937,284
    3,500,000   EQCC Home Equity Loan Tr. 1996 A4
                   6.56% due 3/15/23                          3,546,270
    3,750,000   Green Tree 1998-4 A5
                   6.18% due 4/1/30                           3,760,500
    3,500,000   Green Tree 1997-E HEA4
                   6.69% due 1/15/29                          3,531,500
    3,500,000   Money Store Tr. 1998-A AF5
                   6.37% due 12/15/02                         3,517,080
    4,360,000   Premier Auto Tr. 1997-2 B
                   6.53% due 12/6/03                          4,423,089
    3,300,000   Sears Cr. Account Master 1998-1 A
                   5.80% due 8/15/05                          3,291,090
    3,500,000   UAC Auto Trust 1997-B A2
                   6.70% due 6/10/03                          3,547,495
    6,250,000   UCFC Loan Tr. 1997-D A6
                   7.095% due 4/15/27                         6,410,188
    4,500,000   Vanderbilt Mtg. 1997-B 1A3
                   6.975% due 8/7/11                          4,599,540
                                                           ------------
TOTAL ASSET BACKED
   (Cost $51,540,110)                                        51,974,352
                                                           ------------
------------------------
CORPORATE BONDS -- 36.9%
------------------------

Aerospace and Defense -- 1.7%
    2,800,000   Lockheed Martin Corp.
                   6.55% due 5/15/99                          2,808,487
    3,500,000   Raytheon Co.
                   5.95% due 3/15/01                          3,498,999
                                                           ------------
                                                              6,307,486
                                                           ------------
Automotive -- 0.7%
    2,850,000   Ford Motor Credit Co.
                   6.125% due 4/28/03                         2,854,996
                                                           ------------
Beverage and Tobacco -- 2.8%
    3,500,000   Coca Cola Enterprises, Inc.
                   6.95% due 11/15/26                         3,669,029
    3,000,000   Philip Morris Cos., Inc.
                   7.50% due 4/1/04                           3,154,839
    3,500,000   Philip Morris Cos., Inc.
                   6.15% due 3/15/00                          3,498,215
                                                           ------------
                                                             10,322,083
                                                           ------------
Conglomerates -- 1.0% 3,500,000 Tyco Int'l. Group S.A.
                   6.125% due 6/15/01                         3,509,611
                                                           ------------
Entertainment -- 0.8%
    2,850,000   Time Warner, Inc.
                   6.95% due 1/15/28                          2,889,088
                                                           ------------
Financial-Other -- 12.3%
    3,500,000   Associates Corp. of  North America
                   5.85% due 1/15/01                          3,488,779
    2,850,000   Bear Stearns Cos., Inc.
                   6.20% due 3/30/03                          2,854,583
    3,500,000   Donaldson, Lufkin & Jenrette Sec. Corp.
                   6.11% due 5/15/01                          3,503,150
    3,500,000   Hutchinson Whampoa Fin. C I Ltd.+
                   7.50% due 8/1/27                           2,678,526
    9,500,000   Lehman Brothers Hldgs., Inc.
                   6.92% due 10/4/99                          9,601,650
    7,000,000   Lehman Brothers Hldgs., Inc.
                   6.00% due 2/26/01                          6,974,660
    3,500,000   Merrill Lynch & Co.
                   6.02% due 5/11/01                          3,505,205
    2,350,000   Morgan Stanley Dean Witter
                   6.09% due 3/9/01                           2,349,530
    3,500,000   Salomon, Inc.
                   6.65% due 7/15/01                          3,558,146
    6,000,000   Salomon, Inc.
                   6.625% due 11/30/00                        6,089,358
                                                           ------------
                                                             44,603,587
                                                           ------------
Hospital-Supplies -- 1.0%
    3,500,000   Mallinckrodt, Inc.+
                   6.30% due 3/15/11                          3,510,731
                                                           ------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------

--------------------------------------------------------------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
Household Products -- 1.0%
$   3,500,000   U.S. Filter Corp.+
                   6.375% due 5/15/11                      $  3,495,450
                                                           ------------
Insurance -- 1.9%
    3,500,000   Conseco, Inc.
                   6.40% due 6/15/01                          3,494,050
    3,100,000   Zurich Capital Tr.+
                   8.376% due 6/1/37                          3,441,062
                                                           ------------
                                                              6,935,112
                                                           ------------
Merchandising-Department Stores -- 1.9%
    3,500,000   Dayton Hudson Corp.
                   5.95% due 6/15/00                          3,499,209
    3,400,000   Wal Mart Stores, Inc.
                   8.75% due 12/29/06                         3,481,260
                                                           ------------
                                                              6,980,469
                                                           ------------
Merchandising-Food -- 1.0%
    3,500,000   Albertsons, Inc.
                   6.625% due 6/1/28                          3,485,650
                                                           ------------
Miscellaneous-Capital Goods -- 1.4%
    5,000,000   Ikon Capital, Inc.
                   6.73% due 6/15/01                          5,086,710
                                                           ------------
Miscellaneous-Financial -- 1.0%
    3,500,000   Comdisco, Inc.
                   6.06% due 5/5/00                           3,501,379
                                                           ------------
Oil and Gas Producing -- 0.8%
    2,700,000   Vastar Resources, Inc.
                   6.00% due 4/20/00                          2,701,064
                                                           ------------
Oil-Integrated-International -- 0.5%
    2,200,000   LG Caltex Oil Corp.+
                   7.50% due 7/15/07                          1,645,600
                                                           ------------
Railroads -- 1.1%
    3,500,000   Norfolk Southern Corp.
                   7.80% due 5/15/27                          4,008,102
                                                           ------------
Telecommunications -- 3.4%
    2,850,000   Lucent Technologies, Inc.
                   6.50% due 1/15/28                          2,906,421
    3,500,000   MCI Communications Corp.
                   6.125% due 4/15/02                         3,503,679
    5,900,000   TCI Communications, Inc.
                   7.25% due 6/15/99                          5,965,915
                                                           ------------
                                                             12,376,015
                                                           ------------
Utilities-Gas and Pipeline -- 2.6%
    2,350,000   Occidental Petroleum Corp.
                   6.40% due 4/1/03                           2,365,881
    7,000,000   Williams Cos., Inc.+
                   5.95% due 2/15/00                          6,987,841
                                                           ------------
                                                              9,353,722
                                                           ------------
TOTAL CORPORATE BONDS
  (Cost $133,403,981)                                       133,566,855
                                                           ------------
-----------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 7.3%
-----------------------

    4,000,000   Bear Asset Trust 1997-1 A
                   6.682% due 2/15/06                         4,006,400
    3,500,000   Bear Stearns Coml. Mtg. Secs., Inc.
                   CTF 1998-1 A2
                   6.44% due 6/1/30                           3,540,600
    5,000,000   Federal Home Loan Mtg. Corp.
                   1998 EB 7.00% due 1/15/25                  5,081,170
    4,000,000   Federal National Mortgage Assn.
                   1995-13C 6.50% due 10/25/08                4,024,960
    5,839,826   GE Capital Mortgage Svcs., Inc.
                   1996-3A7  7.00% due 3/25/26                5,918,294
    3,850,000   GMAC Coml. Mtg. Sec., Inc.
                   1998-1C 6.806% due 4/15/08                 3,953,180
                                                           ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
   (Cost $26,160,004)                                        26,524,604
                                                           ------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited) (Continued)

-------------------------------
MORTGAGE PASS-THROUGHS -- 12.4%
-------------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
$   1,639,441   FHLMC Pool  E54124
                   7.00% due 8/1/08                        $  1,669,787
    9,500,000   FNMA TBA
                   6.50% (15 yr.)(a)                          9,553,390
   30,350,000   FNMA TBA
                   6.50% (30 yr.)(a)                         30,217,006
      443,464   FNMA Pool  068106
                   8.50% due 8/1/09                             470,369
      816,228   FNMA Pool  068772
                   8.00% due 6/1/08                             847,856
        8,754   FNMA Pool  072923
                   8.25% due 1/1/09                               9,145
    2,100,000   GNMA TBA
                   6.50% (30 yr.)(a)                          2,094,735
        3,957   GNMA Pool  000375
                   11.50% due 7/20/00                             4,116
                                                           ------------
TOTAL MORTGAGE PASS-THROUGHS
   (Cost $44,635,876)                                        44,866,404
                                                           ------------
------------------------
U.S. GOVERNMENT -- 25.7%
------------------------

   13,500,000   U.S. Treasury Bonds
                   6.625% due 2/15/27                        15,250,788
      150,000   U.S. Treasury Bonds
                   6.375% due 8/15/27                           164,766
   12,950,000   U.S. Treasury Bonds
                   6.125% due 11/15/27(b)                    13,876,741
    2,250,000   U.S. Treasury Notes
                   7.875% due 11/15/04                        2,527,031
    3,000,000   U.S. Treasury Notes
                   7.50% due 10/31/99                         3,074,064
    8,000,000   U.S. Treasury Notes
                   6.875% due 8/31/99                         8,120,000
      500,000   U.S. Treasury Notes
                   6.625% due 6/30/01                           514,531
   10,000,000   U.S. Treasury Notes
                   6.50% due 5/15/05                         10,556,250
    6,600,000   U.S. Treasury Notes
                   6.50% due 8/15/05                          6,967,125
    4,250,000   U.S. Treasury Notes
                   6.125% due 8/15/07                         4,423,986
    3,435,000   U.S. Treasury Notes
                   6.00% due 8/15/00                          3,467,203
    4,100,000   U.S. Treasury Notes
                   5.875% due 11/15/99                        4,117,937
    3,500,000   U.S. Treasury Notes
                   5.625% due 10/31/99                        3,503,283
    2,700,000   U.S. Treasury Notes
                   5.625% due 5/15/01                         2,709,283
    6,300,000   U.S. Treasury Notes
                   5.50% due 3/31/00                          6,298,034
    3,500,000   U.S. Treasury Notes
                   5.50% due 5/31/03                          3,500,000
    4,000,000   U.S. Treasury Notes
                   5.50% due 2/15/08                          3,998,752
                                                           ------------
TOTAL U.S. GOVERNMENT SECURITIES
   (Cost $90,875,396)                                        93,069,774
                                                           ------------
--------------------
YANKEE BONDS -- 2.2%
--------------------
    2,350,000   Petroliam Nasional Berhad+
                   6.625% due 10/18/01                        2,174,523
    2,400,000   Thailand Kingdom
                   7.55% due 8/15/99                          2,362,750
    3,500,000   Yorkshire Pwr. Fin., Ltd.+
                   6.154% due 2/25/03                         3,510,006
                                                           ------------
TOTAL YANKEE BONDS
   (Cost $8,075,087)                                          8,047,279
                                                           ------------
-------------------------
COMMERCIAL PAPER -- 15.4%
-------------------------

Conglomerates -- 0.9%
    3,387,000   General Elec. Cap. Corp.
                   5.51% due 7/14/98(a)                       3,380,261
                                                           ------------
Financial-Other -- 7.4%
    9,637,000   Dakota Certificates
                   5.52% due 7/20/98(a)                       9,608,924
   15,000,000   Goldman Sachs Group LP
                   5.51% due 7/14/98(a)                      14,970,154
    2,107,000   Merrill Lynch & Co., Inc.
                   5.53% due 7/21/98(a)                       2,100,527
                                                           ------------
                                                             26,679,605
                                                           ------------

                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------

--------------------------------------------------------------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
Oil and Gas Services -- 3.3%
$  12,000,000   Baker Hughes, Inc.
                   5.52% due 7/14/98(a)                    $ 11,976,080
                                                           ------------
Telecommunications -- 3.8%
   13,585,000   Lucent Technologies, Inc.
                   6.00% due 7/1/98(b)                       13,585,000
                                                           ------------
TOTAL COMMERCIAL PAPER
  (Cost $55,620,946)                                         55,620,946
                                                           ------------
----------------------------
REPURCHASE AGREEMENT -- 0.3%
----------------------------

    1,048,000   State Street Bank & Trust Co.
                   repurchase agreement, dated
                   6/30/98, maturity value
                   $1,048,166 at 5.70% due 7/1/98
                   (collateralized by U.S. Treasury
                   Notes $1,075,000, 6.75% due
                   5/31/99)                                   1,048,000
                                                           ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $1,048,000)                                           1,048,000
                                                           ------------
TOTAL INVESTMENTS -- 114.6%
  (Cost $411,359,400)                                       414,718,214

PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(a) -- (3.7%)                                   (13,582,937)

PAYABLES FOR FORWARD
  MORTGAGE SECURITIES(a) -- (11.6%)                         (41,865,131)

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.7%                             2,565,199
                                                           ------------

NET ASSETS -- 100.0%                                       $361,835,345
                                                           ============

(a) Commercial paper with the total of $42,035,946 is segregated to cover forward mortgage purchases.
(b) Commercial paper in the amount of $13,585,000 is segregated to cover reverse repurchase agreements.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investments, at market (cost $411,359,400)              $414,718,214
   Cash                                                             843
   Interest receivable                                        4,010,134
   Receivable for securities sold                             2,732,414
   Receivable for fund shares sold                              643,735
   Other assets                                                     960
                                                           ------------
   TOTAL ASSETS                                             422,106,300
                                                           ------------
LIABILITIES
   Payable for forward mortgage
      securities -- Note E                                   41,865,131
   Payable for reverse repurchase
      agreements -- Note D                                   13,582,937
   Payable for securities purchased                           2,783,182
   Payable for fund shares redeemed                           1,516,449
   Accrued expenses                                              14,797
   Due to affiliates                                            508,459
                                                           ------------
   TOTAL LIABILITIES                                         60,270,955
                                                           ------------
     NET ASSETS                                            $361,835,345
                                                           ============
COMPONENTS OF NET ASSETS
   Capital stock, at par                                   $  2,946,183
   Additional paid-in capital                               352,528,350
   Undistributed net investment income                        1,822,429
   Accumulated net realized gain on investments               1,179,569
   Net unrealized appreciation of investments                 3,358,814
                                                           ------------
      NET ASSETS                                           $361,835,345
                                                           ============

   Shares Outstanding -- $0.10 par value                     29,461,827
                                                           ------------

NET ASSET VALUE PER SHARE                                  $      12.28
                                                           ============
STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Interest                                                $ 11,174,943
                                                           ------------
Expenses:
   Investment advisory fees -- Note B                          892,085
   Custodian fees                                               54,001
   Printing expense                                             21,260
   Audit fees                                                    8,750
   Directors' fees -- Note B                                     6,250
   Transfer agent fees                                           1,650
   Legal fees                                                    1,493
   Registration fees                                             1,326
   Insurance expense                                             1,122
   Other                                                           350
                                                           ------------
   Total Expenses                                              988,287
                                                           ------------

   Net Investment Income                                    10,186,656
                                                           ------------
Realized and Unrealized Gain/(Loss)
   on Investments -- Note F
   Net realized gain on investments                          3,473,898
   Net change in unrealized appreciation
      of investments                                           300,983
                                                          ------------
Net Realized and Unrealized Gain
   on Investments                                            3,774,881
                                                          ------------
Net Increase in Net Assets
   from Operations                                        $ 13,961,537
                                                          ============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Six Months      Year Ended
                                                                                            Ended    December 31,
                                                                                    June 30, 1998            1997
                                                                                      (Unaudited)       (Audited)
                                                                                    -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
    Net investment income                                                           $  10,186,656   $  21,276,367
    Net realized gain/(loss) on investments                                             3,473,898         (62,653)
    Net change in unrealized appreciation/(depreciation) of investments                   300,983       8,436,647
                                                                                    -------------   -------------
      Net Increase in Net Assets from Operations                                       13,961,537      29,650,361
                                                                                    -------------   -------------
 Dividends to Shareholders from:
    Net investment income                                                              (8,962,490)    (21,605,507)
                                                                                    -------------   -------------
 From Capital Share Transactions:
    Net increase/(decrease) in net assets from capital share
      transactions -- Note G                                                            1,424,387      (7,065,940)
                                                                                    -------------   -------------
      Net Increase in Net Assets                                                        6,423,434         978,914

 Net Assets:
    Beginning of period                                                               355,411,911     354,432,997
                                                                                    -------------   -------------
    End of period*                                                                  $ 361,835,345   $ 355,411,911
                                                                                    =============   =============

 *  Includes undistributed net investment income of:                                $   1,822,429   $     598,263

                       See notes to financial statements.

--------------------------------------------------------------------------------

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 The Guardian
Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                             Six Months
                                Ended                              Year Ended December 31, (Audited)
                            June 30, 1998      -----------------------------------------------------------------------
                             (Unaudited)              1997           1996           1995           1994           1993
                             -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .....  $     12.11       $     11.83    $     12.25    $     11.08    $     12.24    $     12.26
                             -----------       -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ................         0.35              0.75           0.76           0.76           0.40           0.70
  Net realized and
    unrealized gain/
    (loss) on investments .         0.13              0.29          (0.42)          1.17          (0.82)          0.50
                             -----------       -----------    -----------    -----------    -----------    -----------
  Net increase/(decrease)
    from investment
    operations ............         0.48              1.04           0.34           1.93          (0.42)          1.20
                             -----------       -----------    -----------    -----------    -----------    -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ...        (0.31)            (0.76)         (0.76)         (0.76)         (0.68)         (0.70)
  Net realized gain .......           --                --             --             --          (0.06)         (0.52)
                             -----------       -----------    -----------    -----------    -----------    -----------
  Total dividends and
    distributions .........        (0.31)            (0.76)         (0.76)         (0.76)         (0.74)         (1.22)
                             -----------       -----------    -----------    -----------    -----------    -----------
Net asset value, end of
  period ..................  $     12.28       $     12.11    $     11.83    $     12.25    $     11.08    $     12.24
                             -----------       -----------    -----------    -----------    -----------    -----------

Total return* .............         3.96%             8.99%          2.88%         17.59%         (3.45)%         9.85%
                             -----------       -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .......  $   361,835       $   355,412    $   354,433    $   374,462    $   308,978    $   340,269
  Ratio of expenses to
    average net assets ....         0.55%(a)          0.55%          0.54%          0.54%          0.54%          0.55%
  Ratio of net invest-
    ment income to
    average net assets ....         5.71%(a)          6.15%          6.12%          6.43%          5.69%          5.56%
  Portfolio turnover
    rate ..................          139%              340%           188%           298%           311%           220%

                                                Year Ended December 31, (Audited)
                             -----------------------------------------------------------------------
                                    1992           1991           1990           1989           1988
                             -----------------------------------------------------------------------
Net asset value,
  beginning of period .....  $     12.33    $     11.56    $     11.67    $     11.16    $     11.12
                             -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ................         0.81           0.92           0.97           0.98           1.03
  Net realized and
    unrealized gain/
    (loss) on investments .         0.13           0.91          (0.11)          0.55           0.02
                             -----------    -----------    -----------    -----------    -----------
  Net increase/(decrease)
    from investment
    operations ............         0.94           1.83           0.86           1.53           1.05
                             -----------    -----------    -----------    -----------    -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ...        (0.81)         (0.92)         (0.97)         (1.02)         (1.01)
  Net realized gain .......        (0.20)         (0.14)            --             --             --
                             -----------    -----------    -----------    -----------    -----------
  Total dividends and
    distributions .........        (1.01)         (1.06)         (0.97)         (1.02)         (1.01)
                             -----------    -----------    -----------    -----------    -----------
Net asset value, end of
  period ..................  $     12.26    $     12.33    $     11.56    $     11.67    $     11.16
                             -----------    -----------    -----------    -----------    -----------

Total return* .............         7.70%         16.19%          7.57%         13.88%          9.70%
                             -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) .......  $   284,330    $   222,299    $   165,844    $   147,753    $   113,616
  Ratio of expenses to
    average net assets ....         0.56%          0.57%          0.58%          0.60%          0.61%
  Ratio of net invest-
    ment income to
    average net assets ....         6.70%          7.81%          8.53%          8.78%          8.97%
  Portfolio turnover
    rate ..................           57%            43%            39%           158%            24%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.

                       See notes to financial statements.

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                                       87
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Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

-------------------------
COMMERCIAL PAPER -- 94.4%
-------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
FINANCIAL -- 27.6%

Bank Holding Companies -- 4.0%
$  16,500,000   J.P. Morgan & Co., Inc.
                   5.50% due 8/21/98                       $ 16,371,438
                                                           ------------
Finance Companies -- 11.7%
   16,000,000   Goldman Sachs Group LP
                   5.51% due 7/10/98                         15,977,960
   16,000,000   Merrill Lynch & Co., Inc.
                   5.51% due 7/31/98                         15,926,533
   16,000,000   Private Export Funding Corp.
                   5.49% due 8/5/98                          15,914,600
                                                           ------------
                                                             47,819,093
                                                           ------------
Other Major Banks -- 7.9%
   16,500,000   Commerzbank U.S. Finance
                   5.55% due 7/27/98                         16,433,862
   16,000,000   Dresdner U.S. Finance
                   5.51% due 8/3/98                          15,919,187
                                                           ------------
                                                             32,353,049
                                                           ------------
Utilities-Electric -- 4.0%
   16,500,000   Nat'l. Rural Utils. Coop. Fin. Corp.
                   5.47% due 7/17/98                         16,459,887
                                                           ------------
                Total Financial                             113,003,467
                                                           ------------
INDUSTRIAL -- 66.8%

Automotive -- 15.8%
   16,500,000   Daimler Benz North America Co.
                   5.52% due 8/20/98                         16,373,500
   16,500,000   Ford Motor Credit Co.
                   5.54% due 7/6/98                          16,487,304
   16,000,000   Toyota Motor Credit Co.
                   5.48% due 7/20/98                         15,953,724
   16,000,000   Volkswagen of America, Inc.
                   5.51% due 7/20/98                         15,953,471
                                                           ------------
                                                             64,767,999
                                                           ------------
Computer Systems -- 4.0%
   16,500,000   Int'l. Business Machines
                   5.51% due 7/22/98                         16,446,966
                                                           ------------
Conglomerates -- 4.0%
   16,500,000   General Electric Cap. Corp.
                   5.51% due 8/13/98                         16,391,407
                                                           ------------
Food and Beverage -- 7.7%
  $15,000,000   H. J. Heinz Co.
                   5.50% due 7/23/98                         14,949,583
   16,500,000   Hershey Foods Corp.
                   5.51% due 7/24/98                         16,441,915
                                                           ------------
                                                             31,391,498
                                                           ------------
Household Products -- 3.9%
   16,075,000   Colgate Palmolive Co.
                   5.50% due 9/10/98                         15,900,631
                                                           ------------
Machinery -- 3.9%
   16,000,000   Deere & Co.
                   5.48% due 7/9/98                          15,980,516
                                                           ------------
Metals -- 4.0%
   16,500,000   Aluminum Co. of America
                   5.55% due 7/8/98                          16,482,194
                                                           ------------
Oil-Integrated-Domestic -- 4.0%
   16,500,000   Shell Finance
                   5.50% due 7/23/98                         16,444,542
                                                           ------------
Oil-Integrated-International -- 3.9%
   16,000,000   Texaco, Inc.
                   5.49% due 8/4/98                          15,917,040
                                                           ------------
Telecommunications -- 11.8%
   16,500,000   Bell Atlantic Financial Svcs.
                   5.52% due 7/10/98                         16,477,230
   16,000,000   GTE Finance Corp.
                   5.56% due 7/22/98                         15,948,107
   16,000,000   Telstra Corp. Ltd.
                   5.54% due 8/24/98                         15,867,040
                                                           ------------
                                                             48,292,377
                                                           ------------
Utilities-Electric -- 3.8%
   16,000,000   Electricite de France
                   5.47% due 8/12/98                         15,897,893
                                                           ------------
                Total Industrial                            273,913,063
                                                           ------------
TOTAL COMMERCIAL PAPER
   (Cost $386,916,530)                                      386,916,530
                                                           ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

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                                                                   The Guardian
                                                                  Cash Fund,Inc.
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 5.6%
----------------------------

Principal
Amount                                                            Value
-----------------------------------------------------------------------
$  23,159,000   State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/98, maturity
                value $23,162,667 at 5.70%
                due 7/1/98 (collateralized
                by $23,630,000 U.S.
                Treasury Notes, 6.75%
                due 5/31/99)                               $ 23,159,000
                                                           ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $23,159,000)                                         23,159,000
                                                           ------------

TOTAL INVESTMENTS -- 100.0%
  (Cost $410,075,530)                                       410,075,530

LIABILITIES IN EXCESS OF CASH,
  RECEIVABLES AND
    OTHER ASSETS -- (0.0%)                                      (65,169)
                                                           ------------

                                                           ------------
NET ASSETS -- 100.0%                                       $410,010,361
                                                           ============


                       See notes to financial statements.

--------------------------------------------------------------------------------

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Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investments, at market (cost $410,075,530)              $410,075,530
   Cash                                                              88
   Receivable for fund shares sold                            1,270,424
   Interest receivable                                            3,666
   Other assets                                                   1,140
                                                           ------------
   TOTAL ASSETS                                             411,350,848
                                                           ------------

LIABILITIES
   Payable for fund shares redeemed                             769,314
   Accrued expenses                                              53,787
   Due to affiliates                                            517,386
                                                           ------------
   TOTAL LIABILITIES                                          1,340,487
                                                           ------------
     NET ASSETS                                            $410,010,361
                                                           ============

COMPONENTS OF NET ASSETS
   Capital stock, at par                                   $  4,100,104
   Additional  paid-in capital                              405,910,257
                                                           ------------
     NET ASSETS                                            $410,010,361
                                                           ============

   Shares Outstanding -- $0.10 par value                     41,001,036
                                                           ------------

NET ASSET VALUE PER SHARE                                  $      10.00
                                                           ============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Interest                                                $ 10,642,138
                                                           ------------

Expenses:
   Investment advisory fees -- Note B                           947,962
   Custodian fees                                                39,583
   Printing expense                                               8,828
   Audit fees                                                     8,500
   Directors' fees -- Note B                                      7,125
   Transfer agent fees                                            1,650
   Legal fees                                                     1,400
   Insurance expense                                              1,122
   Registration fees                                              1,000
   Other                                                            350
                                                           ------------
   Total Expenses                                             1,017,520
                                                           ------------

Net Investment Income,
  Representing Net Increase in
    Net Assets from Operations                             $  9,624,618
                                                           ============

                       See notes to financial statements.

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                                                                  Cash Fund,Inc.
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months      Year Ended
                                                          Ended    December 31,
                                                  June 30, 1998            1997
                                                    (Unaudited)       (Audited)
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
    Net investment income                         $   9,624,618   $  19,627,700
                                                  -------------   -------------
      Net Increase in Net Assets from Operations      9,624,618      19,627,700
                                                  -------------   -------------

 Dividends to Shareholders from:
    Net investment income                            (9,624,618)    (19,627,700)
                                                  -------------   -------------

 From Capital Share Transactions:
    Net increase/(decrease) in net assets from
    capital share transactions -- Note G             41,887,912     (10,199,261)
                                                  -------------   -------------
      Net Increase/(Decrease) in Net Assets          41,887,912     (10,199,261)

 Net Assets:
    Beginning of period                             368,122,449     378,321,710
                                                  -------------   -------------
    End of period                                 $ 410,010,361   $ 368,122,449
                                                  =============   =============

                       See notes to financial statements.

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Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                 Six Months
                                    Ended                            Year Ended December 31, (Audited)
                                June 30, 1998     -----------------------------------------------------------------------
                                 (Unaudited)             1997           1996           1995           1994           1993
                                -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ........  $     10.00       $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------       -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ...................         0.25              0.50           0.49           0.54           0.38           0.26

Dividends and Distributions
  to Shareholders from:
  Net investment income ......        (0.25)            (0.50)         (0.49)         (0.54)         (0.38)         (0.26)
                                -----------       -----------    -----------    -----------    -----------    -----------

Net asset value, end of
  period .....................  $     10.00       $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------       -----------    -----------    -----------    -----------    -----------

Total return* ................         2.54%             5.14%          4.98%          5.52%          3.82%          2.64%
                                -----------       -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........  $   410,010       $   368,122    $   378,322    $   356,820    $   386,986    $   310,798
  Ratio of expenses to
    average net assets .......         0.54%(a)          0.54%          0.54%          0.54%          0.54%          0.54%
  Ratio of net invest-
    ment income to
    average net assets .......         5.08%(a)          5.02%          4.86%          5.39%          3.81%          2.61%

                                -----------------------------------------------------------------------
                                       1992           1991           1990           1989           1988
                                -----------------------------------------------------------------------
Net asset value,
  beginning of period ........  $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------    -----------    -----------    -----------    -----------
Income from investment
  operations:
  Net investment
    income ...................         0.35           0.54           0.77           0.87           0.72

Dividends and Distributions
  to Shareholders from:
  Net investment income ......        (0.35)         (0.54)         (0.77)         (0.87)         (0.72)
                                -----------    -----------    -----------    -----------    -----------

Net asset value, end of
  period .....................  $     10.00    $     10.00    $     10.00    $     10.00    $     10.00
                                -----------    -----------    -----------    -----------    -----------

Total return* ................         3.21%          5.59%          7.95%          8.70%          7.20%
                                -----------    -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..........  $   318,879    $   331,677    $   331,600    $   262,865    $   228,310
  Ratio of expenses to
    average net assets .......         0.54%          0.55%          0.56%          0.56%          0.58%
  Ratio of net invest-
    ment income to
    average net assets .......         3.17%          5.44%          7.67%          8.67%          7.17%


* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.

                       See notes to financial statements.


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  Stock, Bond
    & Cash
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act).

      GSF offers two classes of shares: Class I and Class II. The Class I shares of GSF, and shares of GBF and GCF, are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GSF's Class II shares are offered through the ownership of variable annuities and variable life insurance policies issued by other insurance companies that offer GSF as an investment option through their separate accounts. The two classes of shares for GSF represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required. Significant accounting policies of the Funds are as follows:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

--------------------------------------------------------------------------------


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                                                                   Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on an identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage com-

--------------------------------------------------------------------------------

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 Stock, Bond
    & Cash
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

missions, but including the investment advisory fee) exceed 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the six months ended June 30, 1998.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short-term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the six months ended June 30, 1998 amounted to $282,863.

      Information regarding transactions by GBF under reverse repurchase agreements is as follows:

    Face                                                                                              Market
    Value                                                                                              Value
    -----                                                                                              -----
$13,582,938  Reverse Repurchase Agreement with J. P. Morgan, 6.00% dated
             6/30/98, to be repurchased at $13,584,919 on 7/1/98, collateralized by
             $13,585,000 Lucent Technologies, Inc., 6.00% due 7/1/98 ............................  $ 13,582,938

             Average amount outstanding during the period .......................................  $ 12,969,665
             Average monthly shares outstanding during the period ...............................    29,122,803
             Average debt per share outstanding during the period ...............................  $       0.45
             Weighted average interest rate during the period ...................................          4.49%

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

      GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                                     GSF               GBF
                                                     ---               ---
      Purchases .............................  $   756,625,827  $   492,459,212
      Proceeds ..............................  $   756,355,281  $   483,988,557

    The cost of investments owned at June 30, 1998 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at June 30, 1998 for GSF and GBF were as follows:

                                                     GSF               GBF
                                                     ---               ---
      Gross Appreciation ....................  $ 1,206,622,362  $     4,540,684
      Gross Depreciation ....................      (37,819,093)      (1,181,870)
                                               ---------------  ---------------
        Net Unrealized Appreciation .........  $ 1,168,803,269  $     3,358,814
                                               ===============  ===============

--------------------------------------------------------------------------------

--------------
 The Guardian
 Stock, Bond
    & Cash
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 400,000,000 shares of $0.001 par value capital stock authorized for GSF, divided into two classes, designated Class I and Class II shares. GSF Class I consists of 300,000,000 shares and Class II consists of 100,000,000 shares. There are 100,000,000 shares of $0.10 par value capital stock authorized for GBF and GCF. Transactions in capital stock were as follows:

                                  Six Months Ended         Year Ended    Six Months Ended            Year Ended
                                          June 30,       December 31,            June 30,          December 31,
                                              1998               1997                1998                  1997
                                       (Unaudited)          (Audited)          (Unaudited)             (Audited)
---------------------------------------------------------------------------------------------------------------
                                                    Shares                                Amount
---------------------------------------------------------------------------------------------------------------
o The Guardian Stock Fund, Inc.
Shares sold                              3,806,719          9,514,978        $ 186,682,674        $ 429,926,820
Shares issued in reinvestment of
  dividends and distributions            2,168,488          8,346,801          109,205,045          376,552,398
Shares repurchased                      (4,900,804)        (5,599,554)        (243,159,536)        (251,187,198)
---------------------------------------------------------------------------------------------------------------
   Net increase                          1,074,403         12,262,225        $  52,728,183        $ 555,292,020
---------------------------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                              2,843,311          3,714,602        $  35,192,875        $  45,183,038
Shares issued in reinvestment of
  dividends and distributions              731,035          1,799,751            8,962,491           21,605,507
Shares repurchased                      (3,461,614)        (6,115,919)         (42,730,979)         (73,854,485)
---------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                 112,732           (601,566)       $   1,424,387        $  (7,065,940)
---------------------------------------------------------------------------------------------------------------
o The Guardian Cash Fund, Inc.
Shares sold                             19,250,479         30,190,330        $ 192,504,794        $ 301,903,299
Shares issued in reinvestment of
  dividends and distributions              962,462          1,962,770            9,624,618           19,627,700
Shares repurchased                     (16,024,150)       (33,173,026)        (160,241,500)        (331,730,260)
---------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)               4,188,791         (1,019,926)       $  41,887,912        $ (10,199,261)
---------------------------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $50,000,000 line of credit available to each Fund and the other Guardian-related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1998, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

-----------------------------
Note I -- Shareholder Meeting
-----------------------------

      A special meeting of shareholders of the Fund was held on April 21, 1998 to vote on several proposals, including the amendment and restatement of the Fund's Articles of Incorporation, comprehensive amendments to the Fund's fundamental investment restrictions, and the selection of the Fund's independent public accountants. The shares of the Fund were voted by GIAC on behalf of the beneficial owners of Fund shares. The proposal relating to the Fund's investment restrictions was divided into sub-proposals for each investment restriction proposed for amendment. Each of the proposals was approved by a substantial margin.

      The voting tabulations for each proposal approved at the meeting are as follows:

                                                  FOR              AGAINST            ABSTAIN
1. Amendment and restatement of
the Fund's Articles of Incorporation         16,095,158.351       963,839.873      1,524,300.460

2. Amendment of the Fund's
investment restriction relating to:

A.  Prospectus disclosure                    15,911,129.922       915,270.120      1,756,898.642
B.  Unseasoned issuers                       15,856,583.017       969,817.025      1,756,898.642
C.  Borrowing                                15,812,306.448     1,014,093.594      1,756,898.642
D.  Pledge of assets                         15,886,420.113       939,979.929      1,756,898.642
E.  Securities lending                       15,868,613.628       957,786.414      1,756,898.642
F.  Industry concentration                   15,927,935.095       898,464.947      1,756,898.642
G.  Issuer diversification                   15,896,955.491       929,444.551      1,756,898.642
H.  Warrants                                 15,896,732.686       929,667.356      1,756,898.642
I.  Illiquid/restricted securities           15,865,573.303       960,826.739      1,756,898.642
J.  Investment in other mutual funds         15,882,042.522       944,357.520      1,756,898.642
K.  Margin and short sales                   15,815,723.876     1,010,676.166      1,756,898.642
L.  Options                                  15,835,977.980       990,422.062      1,756,898.642
M.  Commodities                              15,784,608.023     1,041,792.019      1,756,898.642
N.  Real estate                              15,868,064.285       958,335.757      1,756,898.642
O.  Oil and gas                              15,872,532.047       953,867.995      1,756,898.642
P.  Ownership by management                  15,870,628.361       955,771.681      1,756,898.642
Q.  Acquisition of control                   15,907,652.388       918,747.654      1,756,898.642
R.  Senior securities                        15,907,927.213       918,472.829      1,756,898.642

3. Ratification of the selection of
the Fund's independent accountants           16,959,428.569       274,790.785      1,349,079.330

--------------------------------------------------------------------------------

---------------
Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 94.1%
----------------------

Shares                                                           Value
----------------------------------------------------------------------
Aerospace -- 1.1%
         5,000  Boeing Co.                               $     222,813
        70,000  Fairchild Corp., Cl. A                       1,413,125
                                                         -------------
                                                             1,635,938
Agriculture -- 1.5%
        15,000  Archer-Daniels-Midland Co.                     290,625
        18,000  DeKalb Genetics Corp., Cl. B                 1,703,250
         5,000  Monsanto Co.                                   279,375
                                                         -------------
                                                             2,273,250
                                                         -------------
Automotive: Parts and Accessories -- 3.2%
        12,000  Echlin Inc.                                    588,750
        50,000  GenCorp Inc.                                 1,312,500
        45,000  Modine Manufacturing Co.                     1,558,125
         8,000  Ragan (Brad) Inc.                              314,000
        20,000  TransPro Inc.                                  148,750
        55,500  Wynn's International Inc.                    1,068,375
                                                         -------------
                                                             4,990,500
                                                         -------------
Aviation: Parts and Services -- 2.7%
        16,500  AAR Corp.                                      487,781
        24,000  Barnes Group Inc.                              649,500
        25,000  Coltec Industries Inc.+                        496,875
        16,000  Curtiss-Wright Corp.                           627,000
         7,500  Hi-Shear Industries Inc.                        20,156
        31,000  Hudson General Corp.                         1,569,375
        10,000  Moog Inc., Cl. A+                              381,875
                                                         -------------
                                                             4,232,562
                                                         -------------
Broadcasting -- 5.5%
        67,000  Ackerley Communications Inc.                 1,407,000
        27,235  Chris-Craft Industries Inc.                  1,489,414
        12,000  Gray Communications
                  Systems Inc.                                 388,500
        50,000  Gray Communications
                  Systems Inc., Cl. B                        1,543,750
        18,000  Grupo Televisa SA, GDR+                        677,250
        23,000  Liberty Corp.                                1,157,188
        16,500  United Television Inc.                       1,889,241
                                                         -------------
                                                             8,552,343
                                                         -------------
Building and Construction -- 0.4%
        20,000  Nortek Inc.                                    615,000
                                                         -------------
Business Services -- 0.4%
        20,000  EnviroSource Inc.+                             350,000
        10,000  Republic Industries Inc.+                      250,000
                                                         -------------
                                                               600,000
                                                         -------------
Cable -- 8.7%
        43,300  BET Holdings Inc., Cl. A+                    2,725,194
        85,000  Cablevision Systems Corp., Cl. A+            7,097,500
        50,000  MediaOne Group Inc.                          2,196,875
        17,000  Tele-Communications Inc., Cl. A+               653,438
        27,000  Tele-Communications International
                  Inc., Cl. A +                                542,531
        20,000  United International
                Holdings Inc., Cl. A+                          320,000
                                                         -------------
                                                            13,535,538
                                                         -------------
Consumer Products -- 2.4%
       100,000  Carter-Wallace Inc.                          1,806,250
        18,000  Gallaher Group plc+                            393,750
        20,000  General Cigar Holdings Inc.                    197,500
        18,000  General Cigar Holdings Inc.,
                  Cl. B (a)                                    177,750
        35,000  General Housewares Corp.                       352,188
        21,000  National Presto Industries Inc.                817,688
                                                         -------------
                                                             3,745,126
                                                         -------------
Consumer Services -- 1.9%
        39,000  Loewen Group Inc.                            1,053,000
        95,000  Rollins Inc.                                 1,947,500
                                                         -------------
                                                             3,000,500
                                                         -------------
Diversified Industrial -- 5.0%
         6,000  Crane Co.                                      291,375
        46,000  GATX Corp.                                   2,018,250
        20,000  Honeywell Inc.                               1,671,250
        45,000  ITT Industries Inc.                          1,681,875
        50,000  Katy Industries Inc.                           912,500
        20,000  Thomas Industries Inc.                         488,750
        45,000  Tyler Corp.+                                   464,063
        10,000  WHX Corp.                                      128,750
                                                         -------------
                                                             7,656,813
                                                         -------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                   Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
Energy -- 2.0%
        12,000  Eastern Enterprises                      $     514,500
        90,000  Kaneb Services Inc.+                           489,375
        40,000  Pennzoil Co.                                 2,025,000
                                                         -------------
                                                             3,028,875
                                                         -------------
Entertainment -- 10.1%
        84,664  Ascent Entertainment Group Inc.+               941,887
         3,500  Fisher Companies Inc.                          250,250
        45,000  Gaylord Entertainment Co., Cl. A             1,451,250
        40,000  GC Companies Inc.+                           2,075,000
        92,000  Tele-Communications Inc./Liberty
                  Media Group, Cl. A+                        3,570,750
        23,000  Time Warner Inc.                             1,965,063
        80,000  USA Networks Inc.+                           2,010,000
        58,000  Viacom Inc., Cl. A+                          3,393,000
                                                         -------------
                                                            15,657,200
                                                         -------------
Equipment and Supplies -- 9.4%
        26,000  Aeroquip-Vickers Inc.                        1,517,750
        26,000  AMETEK Inc.                                    762,125
        40,000  Ampco-Pittsburgh Corp.                         615,000
        30,000  CLARCOR Inc.                                   630,000
        15,000  CTS Corp.                                      447,188
         7,000  Daniel Industries Inc.                         133,000
       100,000  Fedders Corp.                                  668,750
        30,000  Flowserve Corp.                                731,250
        12,500  Franklin Electric Co. Inc.                     850,000
       100,000  Hussmann International Inc.                  1,875,000
        22,000  IDEX Corp.                                     759,000
        28,000  Navistar International Corp.+                  808,500
        14,000  Pittway Corp.                                1,067,500
        30,000  Sequa Corp., Cl A                            2,002,500
        30,000  SPS Technologies Inc.+                       1,755,000
                                                         -------------
                                                            14,622,563
                                                         -------------
Financial Services -- 5.1%
        19,500  Allied Group Inc.                              912,844
        58,000  American Bankers Insurance
                Group Inc.                                   3,487,250
        30,000  Argonaut Group Inc.                            948,750
         5,000  Mellon Bank Corp.                              348,125
        63,000  Midland Co.                                  1,441,125
        30,300  Pioneer Group Inc.                             797,269
                                                         -------------
                                                             7,935,363
                                                         -------------
Food and Beverage -- 8.5%
         4,000  Bestfoods Inc.                                 232,250
        44,000  Celestial Seasonings Inc.+                   2,178,000
        31,200  Corn Products International Inc.+            1,064,700
        15,000  General Mills Inc.                           1,025,625
        12,000  Heinz (H.J.) Co.                               673,500
         3,000  Keebler Foods Co.                               82,500
        25,000  Kellogg Co.                                    939,063
        38,000  PepsiCo Inc.                                 1,565,125
        20,000  Quaker Oats Co.                              1,098,750
        35,000  Seagram Co. Ltd.                             1,432,813
        11,000  Tootsie Roll Industries Inc.                   844,250
         7,000  Twinlab Corp.                                  305,813
        78,000  Whitman Corp.                                1,794,000
                                                         -------------
                                                            13,236,389
                                                         -------------
Health Care -- 0.7%
       120,000  IVAX Corp.+                                  1,110,000
                                                         -------------
Hotels and Gaming -- 2.1%
       102,000  Aztar Corp.+                                   694,875
        30,000  Hilton Hotels Corp.                            855,000
       100,000  Jackpot Enterprises Inc.                     1,256,250
        50,000  Trump Hotels & Casino
                Resorts Inc.+                                  353,125
                                                         -------------
                                                             3,159,250
                                                         -------------
Home Furnishings -- 0.2%
         5,000  Triangle Pacific Corp.                         275,000
                                                         -------------
Paper and Forest Products -- 0.3%
        12,000  Sealed Air Corp.                               441,000
                                                         -------------
Publishing -- 7.8%
        22,000  Dow Jones & Co. Inc.                         1,226,500
        22,000  Golden Books Family
                Entertainment Inc.+                             84,563
        15,000  Harcourt General Inc.                          892,500
        24,000  Lee Enterprises Inc.                           735,000
        20,500  McClatchy Newspapers Inc., Cl. A               709,813
         8,000  McGraw-Hill Companies Inc.                     652,500
        67,000  Media General Inc., Cl. A                    3,299,750
        22,000  Meredith Corp.                               1,032,625
        15,000  Pulitzer Publishing Co.                      1,338,750
        40,000  Reader's Digest Association Inc., Cl. B      1,085,000


                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

Shares                                                           Value
----------------------------------------------------------------------
Publishing -- 7.8% (continued)
        56,000  Thomas Nelson Inc.                       $     749,000
         5,000  Times Mirror Co., Cl. A                        314,375
                                                         -------------
                                                            12,120,376
                                                         -------------
Real Estate -- 1.2%
        32,000  Griffin Land & Nurseries Inc.                  560,000
        75,000  Catellus Development Corp.                   1,326,563
                                                         -------------
                                                             1,886,563
                                                         -------------
Retail -- 5.5%
        10,000  Aaron Rents Inc.                               100,000
         5,000  Aaron Rents Inc., Cl. A                        181,250
        80,000  American Stores Co.                          1,935,000
        50,000  Bruno's Inc., New+                              52,500
        65,000  Giant Food Inc., Cl. A                       2,799,063
        15,000  Lillian Vernon Corp.                           249,375
        10,000  Mercantile Stores Co.                          789,375
        53,000  Neiman Marcus Group Inc.+                    2,302,188
        18,500  Scheib (Earl) Inc.                             143,375
                                                         -------------
                                                             8,552,126
                                                         -------------
Specialty Chemical -- 1.1%
        11,000  Arco Chemical Co.                              630,438
        18,000  Ferro Corp.                                    455,625
        20,000  Sybron Chemicals Inc.                          640,000
                                                         -------------
                                                             1,726,063
                                                         -------------
Telecommunications -- 3.6%
       200,750  Citizens Utilities Co., Cl. B                1,932,219
        40,000  Frontier Corp.                               1,260,000
        20,000  GST Telecommunications Inc.+                   288,750
        49,500  Rogers Communications Inc., Cl. B+             445,500
        25,000  Southern New England
                Telecommunications Corp.                     1,637,500
         1,366  US West Inc.                                    64,179
                                                         -------------
                                                             5,628,148
                                                         -------------
Wireless Communications -- 3.7%
        25,000  360(degrees)Communications Co.+                800,000
        20,000  Centennial Cellular Corp., Cl. A+              746,250
        45,000  COMSAT Corp.                                 1,274,063
        55,000  Rogers Cantel Mobile
                Communications Inc., Cl. B+                    687,500
        55,000  Telephone and Data Systems Inc.              2,165,625
                                                         -------------
                                                             5,673,438
                                                         -------------
  TOTAL COMMON STOCKS
  (Cost $112,702,237)                                      145,889,924
                                                         -------------

---------------------------
U.S. TREASURY BILLS -- 7.8%
---------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
$   12,173,000  4.87% to 5.16%++
                   due 08/06/98 -- 09/17/98                 12,076,617
                                                         -------------
TOTAL U.S. TREASURY BILLS
  (Cost $12,076,617)                                        12,076,617
                                                         -------------
TOTAL INVESTMENTS -- 101.9%
  (Cost $124,778,854)                                      157,966,541
                                                         -------------
OTHER ASSETS AND
  LIABILITIES (Net) -(1.9)%                                 (2,903,648)
                                                         -------------
NET ASSETS -- 100.0%                                     $ 155,062,893
                                                         =============

For Federal tax purposes:
  Aggregate cost                         $124,778,854
                                         ============
  Gross unrealized appreciation          $ 36,382,276
  Gross unrealized depreciation            (3,194,589)
                                         ------------
  Net unrealized appreciation            $ 33,187,687
                                         ============

(a)      Security fair valued as determined by the Board of Directors.
+        Non-income producing security.
++       Represents annualized yield at date of purchase.
GDR --   Global Depositary Receipt

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
   Investments, at value (cost $124,778,854)                        $157,966,541
   Cash                                                                      535
   Dividends and interest receivable                                      87,032
   Receivable for investments sold                                       195,552
   Receivable for capital shares sold                                    212,700
   Deferred organizational expenses                                       38,243
                                                                    ------------
     Total Assets                                                    158,500,603
                                                                    ------------

Liabilities:
   Payable for investments purchased                                   2,757,345
   Payable for capital shares redeemed                                   445,744
   Payable for investment advisory fees                                  122,686
   Accrued Directors' fees                                                 6,750
   Other accrued expenses                                                105,185
                                                                    ------------
     Total Liabilities                                                 3,437,710
                                                                    ------------
     Net Assets applicable to 8,911,147 shares
       outstanding                                                  $155,062,893
                                                                    ============

Net Assets consist of:
   Capital stock, at par value                                      $      8,911
   Additional paid-in capital                                        118,194,672
   Undistribution investment income                                      205,643
   Accumulated net realized gain on investments                        3,465,980
   Net unrealized appreciation on investments                         33,187,687
                                                                    ------------
     Total Net Assets                                               $155,062,893
                                                                    ============

     Net Asset Value, offering and redemption
        price per share (155,062,893 / 8,911,147
        shares outstanding; 500,000,000 shares
        authorized of $0.001 par value)                             $      17.40
                                                                    ============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income:
 Dividends                                                          $    394,894
 Interest                                                                593,361
                                                                    ------------
     Total Investment Income                                             988,255
                                                                    ------------

Expenses:
   Investment advisory fees                                              653,358
   Legal and audit fees                                                   22,000
   Custodian fees                                                         20,463
   Directors' fees                                                        13,100
   Organizational expenses                                                10,658
   Shareholder services fees                                               5,556
   Miscellaneous                                                          57,477
                                                                    ------------
     Total Expenses                                                      782,612
                                                                    ------------
Net Investment Income                                                    205,643
                                                                    ------------

Net Realized and Unrealized Gain on
Investments:
   Net realized gain on investments                                    3,516,395
   Net change in unrealized appreciation
    on investments                                                    12,397,172
                                                                    ------------
Net realized and unrealized gain on
   investments                                                        15,913,567
                                                                    ------------
Net increase in net assets resulting from
   operations                                                       $ 16,119,210
                                                                    ============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                               Six Months Ended   Year Ended
                                                                 June 30, 1998    December 31,
                                                                  (Unaudited)       1997
                                                                -------------   ------------
Operations:
   Net investment income                                        $     205,643   $     118,286
   Net realized gain on investments                                 3,516,395       7,046,284
   Net change in unrealized appreciation on investments            12,397,172      17,681,316
                                                                -------------   -------------
   Net increase in net assets resulting from operations            16,119,210      24,845,886

Distributions to shareholders:
  Net investment income                                                    --        (118,286)
  In excess of net investment income                                       --          (8,067)
  Net realized gain on investments                                         --      (7,046,284)
  In excess of net realized gain on investments                            --         (29,472)
                                                                -------------   -------------
  Total distributions to shareholders                                      --      (7,202,109)

Capital share transactions:
   Net increase in net assets from capital share transactions      33,593,418      36,244,957
                                                                -------------   -------------
   Net increase in net assets                                      49,712,628      53,888,734

Net Assets:
   Beginning of period                                            105,350,265      51,461,531
                                                                -------------   -------------

   End of period                                                $ 155,062,893   $ 105,350,265
                                                                =============   =============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                    Asset Fund
                                                                 ---------------
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                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------
1 -- Description
----------------

      The Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a
Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. The Fund commenced operations on May 1, 1995. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc.

------------------------------------
2 -- Significant Accounting Policies
------------------------------------

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the closing bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income

      Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provision for Income Taxes

    The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as

--------------------------------------------------------------------------------


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  Asset Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 1998 (Unaudited)

amended. As a result, a Federal income tax provision is not required.

Organizational Expenses

      A total of $100,000 in expenses was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

--------------------------------------
3 -- Agreements with Affiliated Partie
--------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and Gabelli Funds, Inc. (the "Adviser"), the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's Sub-Administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all Officers and Directors of the Company who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75% of the value of the Fund's average daily net assets.

-------------------------
4 -- Portfolio Securities
-------------------------

    Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $63,882,218 and $25,496,124, respectively.

---------------------------------
5 -- Transactions with Affiliates
---------------------------------

      During the six months ended June 30, 1998, the Fund paid brokerage commissions of $88,420 to Gabelli & Company, Inc. and its affiliates.

-------------------------------
6 -- Capital Stock Transactions
-------------------------------

Transactions in shares of capital stock were as follows:

                                  Six Months Ended                 Year Ended
                                     6/30/98                        12/31/97
                                   -----------                     -----------
                              Shares           Amount          Shares         Amount
                              -------         --------        -------        -------
Shares sold                   2,765,511    $ 45,755,568       3,454,754    $ 50,227,654
Shares issued upon re-
 investment of dividends             --              --         478,228       7,202,109
Shares redeemed                (735,539)    (12,162,150)     (1,507,694)    (21,184,806)
                           ------------    ------------    ------------    ------------
Net increase                  2,029,972    $ 33,593,418       2,425,288    $ 36,244,957
                           ============    ============    ============    ============

--------------------------------------------------------------------------------


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                                                                    Asset Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period.

                                                     Six Months Ended            Year Ended December 31,
                                                      June 30, 1998     --------------------------------------------
                                                       (Unaudited)          1997             1996            1995+
                                                      ------------      ------------      -----------    -----------
Operating performance:
    Net asset value, beginning of period ............ $     15.31       $     11.55       $     10.70    $     10.00
                                                      -----------       -----------       -----------    -----------
    Net investment income ...........................        0.02              0.02              0.02           0.03(a)
    Net realized and unrealized gain on investments .        2.07              4.88              1.16           0.80
                                                      -----------       -----------       -----------    -----------
    Total from investment operations ................        2.09              4.90              1.18           0.83
                                                      -----------       -----------       -----------    -----------
Distributions to shareholders:
    From net investment income ......................          --             (0.02)            (0.02)         (0.03)
    From net realized gain on investments ...........          --             (1.12)            (0.31)         (0.09)
    In excess of net realized gain on investments ...          --             (0.00)(b)            --          (0.01)
                                                      -----------       -----------       -----------    -----------
    Total distributions .............................          --             (1.14)            (0.33)         (0.13)
                                                      -----------       -----------       -----------    -----------
Net asset value, end of period ...................... $     17.40       $     15.31       $     11.55    $     10.70
                                                      ===========       ===========       ===========    ===========
    Total return++ ..................................        13.7%             42.6%             11.0%           8.4%
                                                      ===========       ===========       ===========    ===========

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's) ................ $   155,063       $   105,350       $    51,462    $    26,364
Ratio of net investment income to average
  net assets ........................................        0.31%(c)          0.17%             0.21%          0.75%(c)
Ratio of operating expenses to average
  net assets (d) ....................................        1.19%(c)          1.17%             1.31%          1.78%(c)
Portfolio turnover rate .............................          21%               65%               53%            81%

-----------
+     From commencement of operations on May 1, 1995.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b)   Amount represents less than $0.005 per share.
(c)   Annualized.
(d) The ratio of operating expenses to average net assets before reimbursement of expenses assumed by the Manager and Adviser would have been 1.92% for the year ended December 31, 1995.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

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 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 96.6%
----------------------

Shares                                                            Value
-----------------------------------------------------------------------
ARGENTINA -- 0.4%
  Oil and Gas -- 0.2%
      266,600   Perez Companc S.A                          $  1,338,526
  Telecommunications -- 0.2%
       29,300   Telefonica de Argentina ADR*                    950,419
                                                           ------------
                                                              2,288,945
                                                           ------------
AUSTRALIA -- 1.8%
  Banks -- 0.4%
      176,800   National Australia Bank                       2,337,644
  Beverage -- 0.5%
    1,335,300   Fosters Brewing Group                         3,149,771
  Business Services -- 0.5%
      175,700   Brambles Industries Ltd.                      3,456,293
  Consumer Goods -- 0.1%
      258,000   Woolworths Ltd.                                 840,806
  Real Estate -- 0.3%
      101,632   Lend Lease Corp.                              2,059,825
                                                           ------------
                                                             11,844,339
                                                           ------------
BRAZIL -- 1.2%
  Food, Beverage and Tobacco -- 0.2%
       93,000   Comp. Cerveja Ria Brahma ADR                  1,162,500
  Petroleum Services -- 0.2%
       75,000   Petroleo Brasileiro S.A. ADR                  1,394,233
  Retail-Food -- 0.2%
       64,000   Comp. Brasileira de Distribution ADR+         1,448,000
  Telecommunications -- 0.3%
       11,000   Telecom. Brasileiras ADR                      1,201,063
    4,606,790   Telesp. Tel. Sao Paolo                        1,038,285
  Utilities-Electric -- 0.3%
       20,221   Comp. Energetica de Minas ADR                   629,420
       18,479   Comp. Energetica de Minas ADR+                  575,195
       61,000   Comp. Paranaense de Energia ADR                 564,250
                                                           ------------
                                                              8,012,946
                                                           ------------
CHILE -- 0.1%
  Retail-Food -- 0.1%
       38,400   Distribucion Y Servicio S.A. ADR                576,000
                                                           ------------
FRANCE -- 9.2%
  Capital Goods -- 0.9%
       28,300   Alcatel Alsthom                               5,762,327
  Construction Materials -- 2.7%
      172,000   Lafarge                                      17,781,233
  Financial Services -- 2.7%
      154,000   AXA UAP                                      17,321,402
  Oil-Integrated -- 1.9%
       86,550   Elf Aquitaine                                12,168,566
  Retail Trade -- 1.0%
       13,035   Comptoirs Modernes                            6,791,645
                                                           ------------
                                                             59,825,173
                                                           ------------
GERMANY -- 18.8%
  Automobiles -- 2.9%
       18,636   Bayerische Motoren Werke AG                  18,858,688
  Banks -- 2.1%
      161,500   Bayerische Vereinsbank AG                    13,701,239
  Chemicals -- 1.2%
      159,800   BASF AG                                       7,598,131
  Drugs and Health Care -- 0.8%
       99,440   GEHE AG                                       5,334,675
  Footwear -- 2.4%
       89,300   Adidas AG                                    15,572,847
  Industrial Machineries -- 4.0%
      254,655   Mannesmann AG                                26,193,408
  Insurance -- 2.6%
       34,600   Munchener Ruckvers*                          17,190,163
  Software -- 2.8%
       29,720   SAP AG                                       18,045,080
                                                           ------------
                                                            122,494,231
                                                           ------------
HONG KONG -- 0.7%
  Conglomerates -- 0.5%
      644,000   Hutchison Whampoa                             3,399,535
  Real Estate -- 0.2%
      698,000   New World Development Co.                     1,351,316
                                                           ------------
                                                              4,750,851
                                                           ------------

                       See notes to financial statements.

* Non-income producing security.
+ Rule 144A restricted security.

--------------------------------------------------------------------------------


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                                                                  International
                                                                       Fund
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                            Value
-----------------------------------------------------------------------
HUNGARY -- 0.9%
  Food and Beverage -- 0.3%
       27,000   Pick Szeged RT                             $  1,579,373
  Pharmaceuticals -- 0.6%
       51,700   Richter Gedeon VEG                            4,161,537
                                                           ------------
                                                              5,740,910
                                                           ------------
IRELAND -- 2.3%
  Banks -- 1.1%
      512,000   Allied Irish Bank                             7,401,924
   Construction Materials -- 1.2%
      555,000   CRH PLC                                       7,880,362
                                                           ------------
                                                             15,282,286
                                                           ------------
ITALY -- 7.9%
  Banks -- 3.8%
    9,152,000   Banco di Roma*                               19,058,618
      371,000   Istituto Bco. Sao Paolo Torino*               5,355,931
  Telecommunications -- 4.1%
    1,625,444   Telecom. Italia SPA                          11,970,696
    2,435,000   Telecom. Italia MOB                          14,897,116
                                                           ------------
                                                             51,282,361
                                                           ------------
JAPAN -- 11.2%
  Automobile -- 0.8%
      136,000   Honda Motor Co.                               4,858,899
  Chemicals -- 1.2%
      321,000   Kao Corp.                                     4,968,106
      166,000   Shin Etsu Chemical Co.                        2,881,319
  Drugs and Health Care -- 0.6%
      184,000   Sankyo Co.                                    4,205,106
  Electronics -- 3.3%
      160,000   Canon, Inc.                                   3,645,042
      457,000   Matsushita Electric Works                     3,701,743
       55,000   Rohm Co.                                      5,668,258
       60,800   Sony Corp.                                    5,254,647
       41,000   TDK Corp.*                                    3,039,343
  Financial Services -- 2.4%
      142,800   Credit Saison Co.                             2,840,095
      134,100   Promise Co.                                   5,537,795
  585,000,000   Sanwa Int'l. Financial*                       4,315,470
       12,800   Shohkoh Fund & Co.                            3,156,722
  Leisure Products -- 0.3%
       18,100   Toho Co.                                      1,911,188
  Photography -- 0.6%
      118,000   Fuji Photo Film Co.                           4,121,935
  Real Estate -- 0.4%
      281,000   Mitsubishi Estate                             2,479,352
  Retail Trade -- 0.6%
       80,000   Ito Yokado Co.*                               3,778,115
  Telecommunications -- 1.0%
          778   Nippon Tele. & Tel. Corp.                     6,470,673
                                                           ------------
                                                             72,833,808
                                                           ------------
MEXICO -- 0.7%
  Paper and Forest Products -- 0.1%
      191,000   Kimberly-Clark de Mexico                        674,893
  Retail Trade -- 0.2%
       84,000   Grupo Elektra S.A. de C.V. GDR                  819,000
      237,000   Organiz. Soriana                                675,221
  Telecommunications -- 0.1%
    4,400,000   Telesp. Celular S.A.*                           365,224
  Transportation -- 0.3%
       49,000   Grupo Television S.A. de C.V. ADR*            1,843,625
                                                           ------------
                                                              4,377,963
                                                           ------------
NETHERLANDS -- 2.5%
  Banks -- 0.5%
      131,397   ABN Amro Hldgs. NV                            3,076,865
  Broadcasting and Publishing -- 2.0%
      360,000   Ver Ned Uitgevers                            13,087,689
                                                           ------------
                                                             16,164,554
                                                           ------------
NEW ZEALAND -- 0.1%
  Telecommunications -- 0.1%
      444,012   Telecom. Corp. of New Zealand                   951,892
                                                           ------------
PEOPLE'S REPUBLIC OF CHINA -- 0.2%
  Telecommunications -- 0.2%
      736,000   China Telecom.*                               1,277,646
                                                           ------------

                       See notes to financial statements.

* Non-income producing security.

------------------------------------------------------------------------


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 International
      Fund
---------------
       6
---------------

------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)(Continued)

Shares                                                            Value
-----------------------------------------------------------------------
POLAND -- 0.8%
  Electrical Equipment -- 0.8%
      428,950   Elektrim*                                  $  5,228,097
                                                           ------------
SINGAPORE -- 0.2%
  Publishing -- 0.2%
      162,052   Singapore Press Hldgs                         1,086,758
                                                           ------------
SPAIN -- 4.4%
  Banks -- 2.4%
      612,600   Banco Santander S.A                          15,679,523
  Industrials -- 2.0%
       55,800   Grupo Acciona S.A.*                          13,274,104
                                                           ------------
                                                             28,953,627
                                                           ------------
SWEDEN -- 3.5%
  Construction and Mining Equipment -- 0.9%
      216,000   Atlas Copco AB                                5,890,171
  Telecommunications -- 2.6%
      578,000   LM Ericsson                                  16,884,905
                                                           ------------
                                                             22,775,076
                                                           ------------
SWITZERLAND -- 6.9%
  Business Services -- 1.3%
       18,309   Adecco S.A                                    8,270,063
  Insurance -- 2.7%
       28,080   Zurich Versicherungs-Gesellschaft            17,949,838
  Pharmaceuticals -- 2.9%
       11,210   Novartis AG                                  18,684,567
                                                           ------------
                                                             44,904,468
                                                           ------------
UNITED KINGDOM -- 22.8%
  Banks -- 3.3%
      429,500   HSBC Hldgs                                   10,412,817
      550,000   Lloyds TSB Group PLC                          7,700,239
      188,000   National Westminster Bank Co. PLC             3,361,908
  Conglomerates -- 3.6%
    1,382,000   Hanson PLC                                    8,405,161
    1,123,000   Rentokil Initial PLC                          8,081,565
    1,077,000   Williams Hldgs                                6,923,327
  Containers-Paper and Plastic -- 0.4%
      600,000   Bunzl PLC                                     2,825,132
  Data Services -- 0.4%
      253,933   Reuters Group PLC                             2,904,345
  Drugs and Health Care -- 3.5%
      583,000   Glaxo Wellcome                               17,512,097
      124,000   Zeneca Group                                  5,325,141
  Electronics -- 0.5%
      373,000   Electrocomponents                             2,927,151
  Engineering -- 0.7%
      243,000   Siebe                                         4,856,673
  Financial Services -- 0.9%
      316,000   CGU PLC*                                      5,898,850
  Food, Beverage and Tobacco -- 2.6%
      350,000   Devro Int'l                                   2,942,429
      961,900   Imperial Tobacco                              7,098,893
      418,702   Whitbread                                     6,781,335
  Leisure Products -- 0.7%
      243,000   Granada Group                                 4,471,223
  Mining -- 0.1%
      129,500   Antofagasta Hldgs                               540,565
  Newspapers -- 0.4%
      300,000   Southnews PLC                                 2,579,686
  Oil-International -- 1.6%
      735,313   British Petroleum                            10,730,553
  Retail Trade -- 0.6%
      475,087   Dixons Group                                  3,791,748
  Telecommunications -- 2.9%
      492,000   British Telecom.*                             6,079,044
      642,991   Cable & Wireless Co.*                         6,516,764
      483,000   Vodafone Group                                6,133,167
  Transportation -- 0.6%
      288,000   BAA PLC*                                      3,111,252
       44,000   Stagecoach Hldgs.*                              936,702
                                                           ------------
                                                            148,847,767
                                                           ------------
  TOTAL COMMON STOCKS
   (Cost $460,442,756)                                      629,499,698
                                                           ------------

                       See notes to financial statements.

* Non-income producing security.

-------------------------------------------------------------------------------


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                                                                Baillie Gifford
                                                                 International
                                                                      Fund
                                                                ---------------
                                                                       6
                                                                ---------------

-------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 1.3%
----------------------------

Principal
Shares                                                            Value
-----------------------------------------------------------------------

$   8,749,000   State Street Bank & Trust Co.
                repurchase agreement, dated 6/30/98,
                maturity value $8,750,215 at 5.00%
                due 7/1/98 (collateralized by
                $8,930,000 U.S. Treasury Notes,
                8.75% due 5/15/17)                         $  8,749,000
                                                           ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $8,749,000)                                           8,749,000
                                                           ------------
TOTAL INVESTMENTS -- 97.9%
  (Cost $469,191,756)                                       638,248,698

CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.1%                            14,014,347
                                                           ------------
NET ASSETS -- 100.0%                                       $652,263,045
                                                           ============

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

-------------------------------------------------------------------------------


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 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
  Investments, at market (cost $469,191,756)                      $ 638,248,698
  Cash                                                                      919
  Foreign currency (cost $23,718,584)                                23,615,261
  Receivable for securities sold                                      3,387,097
  Dividend reclaims receivable                                          764,481
  Dividends receivable                                                  749,840
  Receivable for fund shares sold                                       238,654
  Interest receivable                                                     1,215
  Other assets                                                              660
                                                                  -------------
  TOTAL ASSETS                                                      667,006,825
                                                                  -------------

LIABILITIES
  Payable for investments purchased                                  10,982,975
  Payable for fund shares redeemed                                    1,247,222
  Unrealized depreciation on closed forward
    exchange currency contracts                                         751,400
  Accrued expenses                                                      214,219
  Due to affiliates                                                   1,547,964
                                                                  -------------
  TOTAL LIABILITIES                                                  14,743,780
                                                                  -------------
    NET ASSETS                                                    $ 652,263,045
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   3,023,857
  Additional paid-in capital                                        447,930,381
  Distributions in excess of net investment income                   (3,306,756)
  Accumulated net realized gain on investments
    and foreign currency related transactions                        36,414,070
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                   168,201,493
                                                                  -------------
    NET ASSETS                                                    $ 652,263,045
                                                                  =============

  Shares Outstanding -- $0.10 par value                              30,238,568
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       21.57
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
  Dividends                                                       $   6,943,888
  Interest                                                              316,630
  Less: Foreign tax withheld                                           (865,317)
                                                                  -------------
    Total Income                                                      6,395,201
                                                                  -------------

Expenses:
  Investment advisory fees -- Note B                                  2,406,476
  Custodian fees                                                        420,024
  Printing expense                                                       82,500
  Audit fees                                                             10,500
  Directorsi fees -- Note B                                               6,250
  Transfer agent fees                                                     1,650
  Legal fees                                                              1,475
  Insurance expense                                                       1,381
  Registration fees                                                       1,000
  Other                                                                     350
                                                                  -------------
  Total Expenses                                                      2,931,606
                                                                  -------------

  Net Investment Income                                               3,463,595
                                                                  -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
   Net realized gain on investments -- Note A                        36,813,651
   Net realized loss on foreign currency
     related transactions -- Note A                                      (6,897)
   Net change in unrealized appreciation of
     investments -- Note C                                           63,602,866
   Net change in unrealized depreciation from
     translation of other assets and liabilities
     denominated in foreign currencies -- Note C                       (640,046)
                                                                  -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                                 99,769,574
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $ 103,233,169
                                                                  =============

                       See notes to financial statements.

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                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                       Fund
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Six Months       Year Ended
                                                                          Ended     December 31,
                                                                  June 30, 1998             1997
                                                                    (Unaudited)        (Audited)
                                                                  -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                          $   3,463,595    $   3,812,500
   Net realized gain on investments and foreign currency
     related transactions                                            36,806,754       23,438,047
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies                   62,962,820       27,252,164
                                                                  -------------    -------------
     Net Increase in Net Assets from Operations                     103,233,169       54,502,711
                                                                  -------------    -------------

 Dividends and Distributions to Shareholders from:
   Net investment income                                             (2,398,640)      (3,812,500)
   Distributions in excess of net investment income                          --       (4,530,809)
   Net realized gain on investments                                  (3,734,213)     (20,727,823)
                                                                  -------------    -------------
     Total Dividends and Distribution to Shareholders                (6,132,853)     (29,071,132)
                                                                  -------------    -------------

 From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions -- Note E                                          20,451,259       53,077,150
                                                                  -------------    -------------
     Net Increase in Net Assets                                     117,551,575       78,508,729

 Net Assets:
   Beginning of period                                              534,711,470      456,202,741
                                                                  -------------    -------------
   End of period*                                                 $ 652,263,045    $ 534,711,470
                                                                  =============    =============

* Includes distributions in excess of net investment income of:   $  (3,306,756)   $  (4,371,711)

                       See notes to financial statements.

--------------------------------------------------------------------------------


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Baillie Gifford
 International
      Fund
---------------
       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                                        February 8,
                                  Six Months                                                                             1991* to
                                    Ended                         Year Ended December 31, (Audited)                    December 31,
                                June 30, 1998     -------------------------------------------------------------------      1991
                                 (Unaudited)        1997        1996        1995        1994        1993        1992    (Audited)
                                ---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........    $  18.27       $  17.26    $  15.37    $  14.69    $  14.69    $  11.16    $ 12.37    $ 10.00
                                   --------       --------    --------    --------    --------    --------    -------    -------
Income from investment
  operations:
  Net investment income .....          0.12           0.15        0.15        0.16        0.15        0.23       0.09       0.04
  Net realized and unrealized
    gain/(loss) on investments
    and translation of other
    assets and liabilities
    denominated in
    foreign currencies ......          3.38           1.91        2.21        1.49       (0.02)       3.54      (1.20)      2.52
                                   --------       --------    --------    --------    --------    --------    -------    -------
  Net increase/(decrease) from
    investment operations ...          3.50           2.06        2.36        1.65        0.13        3.77      (1.11)      2.56
                                   --------       --------    --------    --------    --------    --------    -------    -------
Dividends and Distributions
  to Shareholders from:
  Net investment income .....         (0.08)         (0.15)      (0.14)      (0.15)      (0.13)      (0.24)     (0.10)     (0.04)
  Distributions in excess of
    net investment income ...            --          (0.15)      (0.10)      (0.12)         --          --         --         --
  Net realized gain on invest-
    ments and foreign currency
    related transactions ....         (0.12)         (0.75)      (0.23)      (0.70)         --          --         --      (0.15)
                                   --------       --------    --------    --------    --------    --------    -------    -------
  Total dividends and
    distributions ...........         (0.20)         (1.05)      (0.47)      (0.97)      (0.13)      (0.24)     (0.10)     (0.19)
                                   --------       --------    --------    --------    --------    --------    -------    -------
Net asset value, end of
  period ......................    $  21.57       $  18.27    $  17.26    $  15.37    $  14.69    $  14.69    $ 11.16    $ 12.37
                                   --------       --------    --------    --------    --------    --------    -------    -------
Total return** ................       19.20%         11.93%      15.41%      11.23%       0.87%      34.04%     (8.90)%     8.56%
                                   --------       --------    --------    --------    --------    --------    -------    -------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ...........    $652,263       $534,711    $456,203    $317,287    $303,050    $186,795    $55,175    $36,012
  Ratio of expenses to average
    net assets ................        0.97%(a)       0.97%       0.98%       0.99%       1.03%       1.11%      1.26%      1.67%(a)
  Ratio of net investment
    income to average net
    assets ....................        1.15%(a)       0.74%       0.94%       0.97%       1.11%       1.75%      0.88%      0.61%(a)
  Portfolio turnover
    rate ......................          29%            51%         38%         52%         27%         18%        44%        14%
  Average rate of
    commissions paid(b) .......    $ 0.0012       $ 0.0214    $ 0.0364

*   Commencement of operations.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

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   Emerging
 Markets Fund
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      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 88.0%
----------------------

Shares                                                           Value
----------------------------------------------------------------------

ARGENTINA -- 6.6%
  Banks -- 0.5%
        16,699  Banco Galicia Y
                  Buenos Aires S.A. ADR*                   $   304,757
  Building Construction -- 0.6%
       114,000  Dycasa Dragados S.A.                           353,451
  Oil and Gas -- 1.2%
       154,300  Perez Companc S.A.                             774,698
  Real Estate -- 1.4%
        29,732  IRSA Inversiones Y Represente GDR*             865,945
  Retail-Food -- 1.4%
        61,000  Imp. Y Exp. Patagonia*                         905,981
  Telecommunications -- 1.5%
        29,153  Telefonica de Argentina S.A. ADR*              945,650
                                                           -----------
                                                             4,150,482
                                                           -----------

BRAZIL -- 23.9%
  Banks -- 2.0%
     2,221,000  Banco Itau S.A.                              1,267,442
  Food, Beverage and Tobacco -- 1.4%
     1,400,000  Comp. Cerv. Ria Brahma                         871,558
  Industrial Machineries -- 1.8%
        69,000  Elevadores Atlas                             1,163,373
  Petroleum Services -- 3.4%
    11,600,000  Petroleo Brasileiro S.A.                     2,156,413
  Real Estate -- 0.6%
        18,100  Brazil Realty S.A. GDR*                        403,769
  Retail-Food -- 2.1%
        57,700  Comp. Brasileiras de Dist. ADR               1,305,462
  Telecommunications -- 7.8%
    26,000,000  Ericsson Telecom. S.A.                         494,574
        17,600  Telecom. Brasileiras S.A. ADR                1,921,700
    10,354,581  Telecom. de Sao Paolo S.A.                   1,872,827
     9,889,784  Telesp. Celular S.A.*                          598,049
  Textile-Apparel and Production -- 1.0%
       230,800  Confeccoes Guararapes S.A.                     627,522
  Utilities-Electric and Water -- 3.8%
    31,400,700  Comp. Energetica de Minas                      977,411
        13,034  Comp. Paranaense de Energia ADR                120,564
     4,499,998  Comp. Saneam. Basico
                  Est. de Sao Paolo                            540,832
     7,266,276  Eletropaulo Metropolitana S.A.                 546,596
     7,266,276  Emp. Bandeirante de Energia S.A.*              114,973
     7,266,276  Emp. Metropolitana Aguas Energia*                5,654
     7,266,276  Emp. Paulista Transmissao
                  de Energia*                                   25,696
     4,274,280  Light Particapacoes                              1,515
                                                           -----------
                                                            15,015,930
                                                           -----------
CHILE -- 5.1%
  Chemicals -- 0.9%
        17,240  Sociedad Quimica Y Minera
                  de Chile S.A. ADR                            577,540
  Food and Beverage -- 1.1%
        42,600  Embotelladora Andina S.A. ADR                  665,625
  Mining -- 0.8%
       120,000  Antofagasta Hldgs.                             500,909
  Mutual Fund -- 1.2%
        25,600  Genesis Chile Fund                             755,200
  Retail-Food -- 1.1%
        46,584  Distribucion Y Servicio ADR                    698,760
                                                           -----------
                                                             3,198,034
                                                           -----------
COLOMBIA -- 2.2%
  Banks -- 0.5%
        17,000  Banco Ganadero S.A. ADR                        299,625
  Gas Distribution -- 0.7%
        91,000  Promigas S.A.                                  452,009
  Retail-Food -- 0.8%
       272,000  Almacenes Exito S.A.                           536,449
  Tobacco -- 0.2%
        76,018  Coltabaco                                      113,833
                                                           -----------
                                                             1,401,916
                                                           -----------
CZECH REPUBLIC -- 1.2%
  Financial Services -- 0.4%
        40,000  IKS KB Plus*                                   236,686
  Food and Beverage -- 0.2%
        79,500  Prazske Pivovary*                              168,179
  Telecommunications -- 0.6%
        27,200  SPT Telecom. AS*                               376,098
                                                           -----------
                                                               780,963
                                                           -----------

                       See notes to financial statements.

* Non-income producing security.


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                                                                 Baillie Gifford
                                                                    Emerging
                                                                  Markets Fund
                                                                 ---------------
                                                                       7
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------

HONG KONG -- 2.2%
  Real Estate -- 1.1%
     2,900,000  China Overseas Land                        $   374,290
       149,000  New World Development Co.                      288,462
  Telecommunications -- 1.1%
       406,000  China Telecom.*                                704,788
                                                           -----------
                                                             1,367,540
                                                           -----------
HUNGARY -- 8.2%
  Building Construction and Materials -- 1.0%
        18,580  Zalakeramia                                    660,263
  Consumer Goods -- 0.8%
        18,500  Graboplast Textile                             468,740
  Food, Beverage and Tobacco -- 1.2%
        12,500  Pick Szeged RT                                 731,191
  Lodging -- 0.9%
        28,150  Danubius Hotel*                                566,476
  Pharmaceuticals -- 1.9%
        14,880  Richter Gedeon VEG                           1,197,749
  Plastics -- 1.3%
        21,260  Pannonplast                                    787,587
  Transportation -- 1.1%
        36,500  North American Bus*                            717,814
                                                           -----------
                                                             5,129,820
                                                           -----------
INDIA -- 3.1%
  Computer Software -- 1.7%
           200  Aptech Ltd.                                      2,332
        20,800  Infosys Technology Ltd.                      1,090,405
  Mutual Fund -- 1.4%
       113,500  Indian Opportunity Fund*                       879,625
                                                           -----------
                                                             1,972,362
                                                           -----------
INDONESIA -- 0.0%
  Household  Products -- 0.0%
         6,000  Unilever Indonesia*                             11,468
                                                           -----------
MALAYSIA -- 0.3%
  Food, Beverage and Tobacco -- 0.3%
       130,000  RJ Reynolds Berhad                             180,120
                                                           -----------
MEXICO -- 13.7%
  Banks -- 0.9%
       290,000  Grupo Financiero Banamex*                      564,798
  Conglomerates -- 0.7%
        55,000  Grupo Carso S.A. de C.V. ADR                   452,952
  Financial  Services -- 1.0%
       540,500  Grupo Financiero Banorte*                      601,525
  Food, Beverage and Tobacco -- 2.4%
       260,000  Grupo Continental                              868,065
        19,200  Pan American Beverages, Inc.                   603,600
  Media and Entertainment -- 4.1%
       609,840  Corp. Interamericana Entretenimiento*        1,696,734
        23,700  Grupo Television S.A. de C.V. ADR*             891,713
  Paper and Forest Products -- 1.6%
       290,000  Kimberly-Clark de Mexico                     1,024,706
  Real Estate -- 1.3%
       148,800  Corp. Geo S.A.*                                831,313
  Retail Trade -- 1.1%
        40,300  Grupo Elektra S.A. GDR                         392,925
       108,000  Organiz. Soriana                               307,696
  Telecommunications -- 0.6%
         8,200  Telefonos de Mexico S.A. ADR                   394,113
                                                           -----------
                                                             8,630,140
                                                           -----------
PAKISTAN -- 0.1%
  Banks -- 0.1%
       183,500  Faysal Bank                                     35,820
                                                           -----------
PEOPLE'S REPUBLIC OF CHINA -- 1.7%
  Household Products -- 1.0%
       770,000  Guandong Kelon Elec. Hldgs.                    606,220
  Utilities-Electric -- 0.7%
     1,540,000  Beijing Datang Power Gen. Co.*                 432,305
                                                           -----------
                                                             1,038,525
                                                           -----------
PERU -- 0.8%
  Telecommunications -- 0.8%
       245,000  Telefonica del Peru*                           504,596
                                                           -----------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------


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

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Baillie Gifford
   Emerging
 Markets Fund
---------------
      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited) (Continued)

Shares                                                           Value
----------------------------------------------------------------------
PHILIPPINES -- 0.2%
  Business Services -- 0.1%
       450,000  Int'l. Container Terminal Svcs.*           $    51,258
  Food and Beverage -- 0.1%
       385,368  RFM Corp.                                       55,449
                                                           -----------
                                                               106,707
                                                           -----------
POLAND -- 6.0%
  Banks -- 4.1%
        60,000  Bank Handlowy Warsaw                         1,144,250
        53,000  Bank Roswoju Eksport                         1,436,335
  Electrical Equipment -- 1.9%
       100,000  Elektrim*                                    1,218,813
                                                           -----------
                                                             3,799,398
                                                           -----------
PORTUGAL -- 0.6%
  Financial Services -- 0.6%
        15,050  Comp. de Seguros Tranquilidade                 407,638
                                                           -----------
SINGAPORE -- 0.1%
  Construction -- 0.1%
        98,000  Clipsal Industries Ltd.*                        87,710
                                                           -----------
SOUTH AFRICA -- 4.0%
  Brewing -- 0.8%
        24,000  South African Breweries                        493,761
  Conglomerates -- 0.5%
        57,434  Barlow Ltd.                                    302,667
  Consumer Goods -- 0.7%
        77,000  Ellerine Hldgs.*                               422,007
  Financial Services -- 1.6%
       351,000  FirstRand Ltd.                                 538,634
        24,300  Liberty Life Assoc.                            473,707
  Oil-Domestic -- 0.4%
        44,683  Sasol                                          258,830
                                                           -----------
                                                             2,489,606
                                                           -----------
SOUTH KOREA -- 3.7%
  Electronic Equipments -- 0.6%
        24,000  Samsung Electronics Ltd. GDR*+                 381,000
  Health Care -- 1.8%
       130,000  Medison Co.                                  1,131,464
  Retail-Apparel -- 1.3%
        42,000  Younggone Corp.*                               822,870
                                                           -----------
                                                             2,335,334
                                                           -----------
SRI LANKA -- 0.8%
  Banks -- 0.8%
       264,800  National Development Bank                      506,116
                                                            ----------
TAIWAN -- 3.5%
  Banks -- 0.0%
            84  ICBC                                               107
  Financial Services -- 1.4%
       372,375  China Development*                             861,565
  Industrial Machineries -- 1.1%
       603,000  Yungtay Engineering Co. Ltd.                   728,292
  Textile-Apparel and Production -- 1.0%
       789,600  Far East Textile                               611,265
                                                            ----------
                                                             2,201,229
                                                            ----------
  TOTAL COMMON STOCKS
    (Cost $62,162,733)                                      55,351,454
                                                           -----------

-------------------------
CONVERTIBLE BONDS -- 4.9%
-------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
    $1,075,000  Metro Pacific Capital
                2.50% due 4/11/03                          $   851,937
     1,100,000  Orient Semiconductor Elect. Ltd.
                1.50% due 2/26/03                              971,190
       200,000  RFM Capital
                2.75% due 5/30/06                              174,500
     1,100,000  Siliconware Precision Industries
                .50% due 7/21/04                             1,055,780
                                                           -----------
  TOTAL CONVERTIBLE BONDS
    (Cost $3,546,297)                                        3,053,407
                                                           -----------

                       See notes to financial statements.

* Non-income producing security.
+ Rule 144 A restricted security.


--------------------------------------------------------------------------------


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                                                                 Baillie Gifford
                                                                    Emerging
                                                                  Markets Fund
                                                                 ---------------
                                                                       7
                                                                 ---------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.8%
----------------------------

Principal
Amount                                                           Value
----------------------------------------------------------------------
    $3,041,000  State Street Bank & Trust Co.
                repurchase agreement,
                dated 6/30/98, maturity value
                $3,041,422 at 5.00% due 7/1/98
                (collateralized by $3,105,000
                U.S. Treasury Bonds, 8.125%
                due 8/15/21)                               $ 3,041,000
                                                           -----------

TOTAL REPURCHASE AGREEMENT
  (Cost $3,041,000)                                          3,041,000
                                                           -----------
TOTAL INVESTMENTS -- 97.7%
  (Cost $68,750,030)                                        61,445,861
CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 2.3%                            1,436,083
                                                           -----------

NET ASSETS -- 100.0%                                       $62,881,944
                                                           ===========

Glossary of terms:
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See notes to financial statements.

--------------------------------------------------------------------------------


                                       119
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----------------
Baillie Gifford
Emerging Markets
      Fund
----------------
       7
----------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
  Investments, at market (cost $68,750,030)                        $ 61,445,861
  Cash                                                                      126
  Foreign currency (cost $1,132,949)                                  1,092,916
  Receivable for securities sold                                        351,599
  Dividends receivable                                                  304,782
  Interest receivable                                                    15,042
  Receivable for fund shares sold                                         5,276
  Dividend reclaims receivable                                            2,332
  Deferred organization expenses                                          1,547
                                                                   ------------
  TOTAL ASSETS                                                       63,219,481
                                                                   ------------
LIABILITIES
  Accrued expenses                                                       44,464
  Payable for fund shares redeemed                                       41,528
  Due to affiliates                                                     251,545
                                                                   ------------
  TOTAL LIABILITIES                                                     337,537
                                                                   ------------
    NET ASSETS                                                     $ 62,881,944
                                                                   ============
COMPONENTS OF NET ASSETS
  Capital stock, at par                                            $    760,833
  Additional paid-in capital                                         75,192,469
  Distributions in excess of net investment income                     (455,906)
  Distributions in excess of net realized gain on
    investments and foreign currency
    related transactions                                             (5,262,677)
  Net unrealized depreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                    (7,352,775)
                                                                   ------------
    NET ASSETS                                                     $ 62,881,944
                                                                   ============

  Shares Outstanding -- $0.10 par value                               7,608,334
                                                                   ------------

  NET ASSET VALUE PER SHARE                                        $       8.26
                                                                   ============
STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
   Dividends                                                       $  1,228,280
   Interest                                                              64,404
   Less: Foreign tax withheld                                          (137,319)
                                                                   ------------
   Total Income                                                       1,155,365
                                                                   ------------
Expenses:
   Investment advisory fees -- Note B                                   386,691
   Custodian fees                                                       144,562
   Printing expense                                                      12,500
   Audit fees                                                            10,500
   Directors' fees -- Note B                                              6,250
   Registration fees                                                      2,960
   Transfer agent fees                                                    1,650
   Insurance expense                                                        878
   Legal fees                                                               509
   Deferred organization expense                                            252
   Other                                                                    350
                                                                   ------------
   Total Expenses                                                       567,102
                                                                   ------------

   Net Investment Income                                                588,263
                                                                   ------------
Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies -- Note C
   Net realized loss on investments -- Note A                        (3,686,214)
   Net realized loss on foreign currency related
     transactions -- Note A                                            (337,248)
   Net change in unrealized appreciation of
     investments -- Note C                                          (10,885,321)
   Net change in unrealized appreciation from
     translation of other assets and liabilities
     denominated in foreign currencies -- Note C                        (58,209)
                                                                   ------------
Net Realized and Unrealized Loss on
  Investments and Foreign Currencies                                (14,966,992)
                                                                   ------------
Net Decrease in Net Assets
  from Operations                                                  $(14,378,729)
                                                                   ============

                       See notes to financial statements.

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                                                                Baillie Gifford
                                                                Emerging Markets
                                                                      Fund
                                                                ----------------
                                                                       7
                                                                ----------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months      Year Ended
                                                                         Ended    December 31,
                                                                 June 30, 1998            1997
                                                                   (Unaudited)       (Audited)
                                                                  ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
     Net investment income                                        $    588,263    $    734,015
     Net realized gain/(loss) on investments and
       foreign currency related transactions                        (4,023,462)      2,641,526
     Net change in unrealized appreciation/
       (depreciation) on investments and
       translation of other assets and liabilities
       denominated in foreign currencies                           (10,943,530)     (4,534,373)
                                                                  ------------    ------------
       Net Decrease in Net Assets from Operations                  (14,378,729)     (1,158,832)
                                                                  ------------    ------------

  Dividends and Distributions to Shareholders from:
     Net investment income                                            (481,281)       (470,207)
     Net realized gains on investments and foreign
       currency related transactions                                        --      (2,641,526)
     In excess of net realized gains on investments
       and foreign currency transactions                                    --      (1,578,227)
                                                                  ------------    ------------
       Total Dividends and Distributions to Shareholders              (481,281)     (4,689,960)
                                                                  ------------    ------------

  From Capital Share Transactions:
     Increase/(Decrease) in net assets from capital share
       transactions -- Note E                                       (9,271,755)     25,800,397
                                                                  ------------    ------------
       Net Increase/(Decrease) in Net Assets                       (24,131,765)     19,951,605

  Net Assets:
     Beginning of period                                            87,013,709      67,062,104
                                                                  ------------    ------------
     End of period*                                               $ 62,881,944    $ 87,013,709
                                                                  ============    ============

* Includes distributions in excess of net investment income of:   $   (455,906)   $   (562,888)

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
      Fund
---------------
       7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                       October 17,
                                     Six Months                                         1994* to
                                       Ended       Year Ended December 31, (Audited)  December 31,
                                   June 30, 1998   ---------------------------------      1994
                                    (Unaudited)        1997        1996       1995     (Audited)
                                   ---------------------------------------------------------------
Net asset value,
  beginning of period ..............  $ 10.17        $ 10.54     $  8.46    $  8.68     $  9.87
                                      -------        -------     -------    -------     -------
Income from investment
  operations:
  Net investment income/(loss) .....     0.07           0.09        0.07       0.07       (0.01)
  Net realized and unrealized
    gain/(loss) on investments
    and translation of other assets
    and liabilities denominated in
    foreign currency ...............    (1.92)          0.12        2.01      (0.12)      (1.17)
                                      -------        -------     -------    -------     -------
  Net increase/(decrease) from
    investment operations ..........    (1.85)          0.21        2.08      (0.05)      (1.18)
                                      -------        -------     -------    -------     -------
Dividends and Distributions
  to Shareholders from:
  Net investment income ............    (0.06)         (0.06)         --      (0.07)      (0.01)
  Distributions in excess of
    net investment income ..........       --             --          --      (0.10)         --
  Net realized gain on invest-
    ments and foreign currency
    related transactions ...........       --          (0.33)         --         --          --
  In excess of net realized gain
    on investments .................       --          (0.19)         --         --          --
                                      -------        -------     -------    -------     -------
  Total dividends and
    distributions ..................    (0.06)         (0.58)         --      (0.17)      (0.01)
                                      -------        -------     -------    -------     -------
Net asset value, end of
  period ...........................    $8.26         $10.17      $10.54      $8.46       $8.68
                                      -------        -------     -------    -------     -------

Total return** .....................   (18.15)%         1.97%      24.59%     (0.60)%    (11.97)%
                                      -------        -------     -------    -------     -------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ................  $62,882        $87,014     $67,062    $34,218     $24,069
  Ratio of expenses to average
    net assets .....................     1.47%(a)       1.40%       1.53%      1.67%       2.28%(a)
  Ratio of net investment
    income to average
    net assets .....................     1.52%(a)       0.76%       0.85%      0.89%       0.94%(a)
  Portfolio turnover
    rate ...........................       29%            64%         46%        52%          --
  Average rate of
    commissions paid(b) ............  $0.0001        $0.0003     $0.0313

*   Commencement of public offering of the Fundis shares.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

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                                       123
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The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 95.0%
----------------------

Shares                                                           Value
----------------------------------------------------------------------
Aerospace-Defense -- 0.5%
        31,000  Kaman Corp.                               $    589,969
                                                          ------------
Air Transportation -- 1.3%
        21,000  Airnet Systems, Inc.*                          338,625
        12,000  Alaska Air Group, Inc.*                        654,750
        21,000  America West Hldg. Corp.*                      599,812
                                                          ------------
                                                             1,593,187
                                                          ------------
Appliance and Furniture -- 3.4%
        57,900  Ethan Allen Interiors, Inc.                  2,891,381
        32,000  Furniture Brands Int'l., Inc.*                 898,000
        20,000  SMed Int'l., Inc.*                             360,000
                                                          ------------
                                                             4,149,381
                                                          ------------
Automotive Parts -- 0.8%
        18,100  Arvin Industries, Inc.                         657,256
        30,000  Automobile Protection Corp.*                   298,125
                                                          ------------
                                                               955,381
                                                          ------------
Building Materials and Homebuilders -- 6.6%
        17,100  Cameron Ashley Building Products*              288,563
        18,000  Crossman Communities, Inc.*                    546,750
        18,000  Engle Homes, Inc.                              281,250
        30,000  Giant Cement Hldgs., Inc.*                     858,750
        33,000  D. R. Horton, Inc.*                            688,875
        27,500  Lennar Corp.                                   811,250
        17,800  Lone Star Industries, Inc.                   1,371,713
        31,700  National RV Hldgs., Inc.*                    1,430,462
         3,500  NCI Building Systems, Inc.*                    202,125
        16,900  Southdown, Inc.                              1,206,238
        77,000  Stratus Pptys., Inc.*                          327,250
                                                          ------------
                                                             8,013,226
                                                          ------------
Capital Goods-Miscellaneous -- 4.8%
        40,000  Cultural Access World Wide*                    390,000
        44,500  Dispatch Mgt. Svcs. Corp.*                   1,118,062
        33,000  Dynamex, Inc.*                                 400,125
        36,000  Hawk Corp.*                                    634,500
        75,000  Hawker Pacific Aerospace*                      834,375
        27,000  Ladish, Inc.*                                  337,500
        30,000  LMI Aerospace*                                 301,880
         9,700  Market Facts, Inc.*                            210,975
        27,000  SOS Staffing Svcs., Inc.*                      474,187
        34,350  Western Staff Svcs., Inc.*                     635,475
        35,000  Zomax Optical Media, Inc.*                     538,125
                                                          ------------
                                                             5,875,204
                                                          ------------
Capital Goods-Miscellaneous Technology -- 5.6%
       103,500  AFC Cable Systems, Inc.*                     3,674,250
         7,900  Alliant Techsystems, Inc.*                     499,675
        22,000  Centex Construction Products, Inc.             847,000
        24,000  Chart Industries, Inc.                         573,000
        26,500  Kaydon Corp.                                   935,781
        12,200  National Computer Systems, Inc.                292,800
                                                          ------------
                                                             6,822,506
                                                          ------------
Chemicals -- 2.7%
         9,100  AptarGroup, Inc.                               565,906
        30,000  Cambrex Corp.                                  787,500
        23,000  LeaRonal, Inc.                                 549,125
        28,500  MacDermid, Inc.                                805,125
         3,500  Minerals Technologies, Inc.*                   178,062
        16,000  Myers Industries, Inc.                         384,000
                                                          ------------
                                                             3,269,718
                                                          ------------
Computer Software -- 1.8%
        44,000  Ducocorp, Inc.*                                288,750
        33,500  May & Speh, Inc.*                              665,813
         6,750  National Instruments Corp.*                    241,312
         6,000  Visio Corp.*                                   286,500
        18,200  Wind River Systems, Inc.*                      652,925
                                                          ------------
                                                             2,135,300
                                                          ------------
Computer Systems -- 1.8%
        50,000  Dunn Computer Corp., VA*                       412,500
        18,500  Henry Jack & Associates, Inc.                  635,937
        40,200  HTE, Inc.*                                     542,700
        65,000  The Intercept Group, Inc.*                     483,438
        13,000  Sandisk Corp.*                                 179,562
                                                          ------------
                                                             2,254,137
                                                          ------------
Drugs and Hospitals -- 2.9%
        14,400  Boron LePore & Associates, Inc.*               547,200
        42,000  Depotech Corp.*                                 65,625
        15,000  Genesis Health Ventures, Inc.*                 375,000
         9,000  Integrated Health Svcs., Inc.                  337,500
        75,000  Iomed, Inc.*                                   384,375

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
        12,000  Jones Pharma, Inc.                        $    397,500
        32,000  King Pharmaceuticals, Inc.*                    448,000
         6,700  Maxxim Medical, Inc.*                          194,300
        20,000  Respironics, Inc.*                             311,250
        19,350  United Payors & United Providers, Inc.*        437,794
                                                          ------------
                                                             3,498,544
                                                          ------------
Electrical Equipment -- 2.4%
        38,400  Daisytek Int'l. Corp.*                         976,800
        53,000  EFTC Corp.*                                    689,000
        17,400  Esterline Technologies Corp.*                  363,225
        17,500  Kopin Corp.*                                   336,875
        18,000  Power One, Inc.*                               169,875
         8,200  Sanmina Corp.*                                 355,675
                                                          ------------
                                                             2,891,450
                                                          ------------
Electronics and Instruments -- 0.6%
        41,000  FARO Technologies, Inc.*                       433,063
        19,000  SMART Modular Technologies, Inc.*              277,875
                                                          ------------
                                                               710,938
                                                          ------------
Energy-Miscellaneous -- 0.6%
        95,000  Frontier Oil Corp.*                            760,000
                                                          ------------
Entertainment and Leisure -- 0.7%
        11,200  Anchor Gaming*                                 869,400
                                                          ------------
Financial-Banks -- 3.0%
         8,100  Cullen Frost Bankers, Inc.                     439,425
        18,090  Fifth Third Bancorp*                         1,139,670
         3,500  Prime Bancshares, Inc.                          88,812
         5,000  Republic Banking Corp. of Florida               80,000
        13,600  Silicon Valley Bancshares*                     484,075
        10,900  U.S. Bancorp, Inc.                             842,706
        16,500  Westamerica Bancorp                            530,063
                                                          ------------
                                                             3,604,751
                                                          ------------
Financial-Other -- 3.8%
        10,000  Dain Rauscher Corp.                            547,500
        20,000  DVI, Inc.*                                     510,000
        20,000  Federated Investors, Inc., PA*                 370,000
        16,700  Freedom Securities Corp.*                      302,688
         6,100  Jefferies Group, Inc.                          250,100
        28,000  McDonald & Co. Investments, Inc.               918,750
        34,000  Morgan Keegan, Inc.                            879,750
        23,600  Ragen Mackenzie Group, Inc.*                   356,950
        20,000  Southwest Securities Group, Inc.               450,000
                                                          ------------
                                                             4,585,738
                                                          ------------
Financial-Thrift -- 1.3%
         5,500  Astoria Financial Corp.                        294,250
        27,500  BankAtlantic Bancorp, Inc.                     324,844
        10,800  Coast Federal Litigation Trust*                163,350
         4,500  Commercial Federal Corp.                       142,312
        29,348  Peoples Heritage Financial Group               693,347
                                                          ------------
                                                             1,618,103
                                                          ------------
Food, Beverage and Tobacco -- 3.0%
        19,800  Earthgrains Co.                              1,106,325
        34,900  Fresh Foods, Inc.*                             523,500
        50,000  Hain Food Group, Inc.*                       1,293,750
        44,000  Omega Protein Corp.*                           676,500
                                                          ------------
                                                             3,600,075
                                                          ------------
Footwear -- 0.7%
         8,000  Footstar, Inc.*                                384,000
        33,700  Shoe Carnival, Inc.*                           467,587
                                                          ------------
                                                               851,587
                                                          ------------
Household Products -- 0.9%
        59,000  Home Products Int'l., Inc.*                    685,875
        13,800  Oneida Ltd.                                    422,625
                                                          ------------
                                                             1,108,500
                                                          ------------
Insurance -- 10.1%
        26,600  American Heritage Life Investments             615,125
        17,500  American Insurance Group*                      205,625
        12,750  W.R. Berkley Corp.                             510,797
        21,000  Chicago Title Corp.*                           969,938
        10,100  CMAC Investment Corp.                          621,150
        30,000  Enhance Financial Svcs. Group, Inc.          1,012,500
         9,000  Executive Risk, Inc.                           663,750
        79,200  Fidelity National Financial, Inc.            3,153,150
        12,000  Financial Sec. Assur. Hldgs. Ltd.              705,000
        22,000  Harleysville Group, Inc.                       456,500
         4,800  Markel Corp.*                                  854,400
        45,000  Penn America Group, Inc.                       607,500
         8,000  Presidential Life Corp.*                       171,000
        11,000  Reinsurance Group of America*                  564,437

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)(Continued)

Shares                                                           Value
----------------------------------------------------------------------
        23,000  State Auto Financial Corp.                $    733,125
        10,000  Stewart Information Svcs. Corp.                485,625
                                                          ------------
                                                            12,329,622
                                                          ------------
Lodging -- 1.7%
        36,400  Fairfield Communities, Inc.*                   698,425
        45,000  ILX, Inc.*                                     264,375
        51,500  Signature Resorts, Inc.*                       849,750
        19,000  Silverleaf Resorts, Inc.*                      289,750
                                                          ------------
                                                             2,102,300
                                                          ------------
Machinery and Equipment -- 3.3%
         6,150  AAR Corp.                                      181,809
        11,000  Graco, Inc.                                    383,625
        13,800  Manitowoc Co., Inc.                            556,313
        56,000  Northwest Pipe Co.*                          1,316,000
        10,500  SPX Corp.*                                     675,938
         9,900  Varlen Corp.                                   341,550
        19,800  Wabash National Corp.*                         509,850
                                                          ------------
                                                             3,965,085
                                                          ------------
Merchandising-Department Stores -- 1.1%
        37,600  Shopko Stores, Inc.*                         1,278,400
                                                          ------------
Merchandising-Drugs -- 0.0%
         1,400  Duane Reade, Inc.*                              42,000
                                                          ------------
Merchandising-Food -- 1.2%
        25,000  Smithfield Foods, Inc.*                        762,500
         9,476  Tootsie Roll Industries, Inc.                  727,283
                                                          ------------
                                                             1,489,783
                                                          ------------
Merchandising-Mass -- 1.5%
        19,100  Brylane, Inc.*                                 878,600
        30,800  Lands End, Inc.*                               974,050
                                                          ------------
                                                             1,852,650
                                                          ------------
Merchandising-Special -- 7.2%
        47,100  1-800 Contacts, Inc.*                          718,275
        42,300  American Coin Merchandising*                   835,425
        10,000  Ames Department Stores, Inc.*                  263,125
         6,600  A.C. Moore Arts & Crafts, Inc.*                107,250
         8,000  BJ's Wholesale Club, Inc.*                     325,000
        26,000  The Dress Barn*                                646,750
        13,000  Freds, Inc.                                    331,500
        30,000  Genesis Direct, Inc.*                          333,750
        50,000  The Good Guys, Inc.*                           673,438
        40,000  Homebase, Inc.*                                317,500
        15,000  Hughes Supply, Inc.                            549,375
        16,700  Miami Computer Supplies*                       267,200
        35,000  Pier 1 Imports, Inc.                           835,625
        13,500  Stage Stores, Inc.*                            610,875
        26,000  Stein Mart, Inc.*                              351,000
        22,000  Trans World Entertainment Corp.*               948,750
        18,000  Wet Seal, Inc.*                                576,000
                                                          ------------
                                                             8,690,838
                                                          ------------
Metals-Steel -- 0.6%
        25,000  Quanex Corp.                                   757,813
                                                          ------------
Miscellaneous-Consumer Growth Staples -- 2.0%
        50,000  Innotrac Corp.*                                475,000
        49,800  Mail Well Hldgs., Inc.*                      1,080,037
        12,300  StaffMark, Inc.*                               450,487
        12,000  Valassis Communications, Inc.*                 462,750
                                                          ------------
                                                             2,468,274
                                                          ------------
Oil and Gas Producing -- 3.1%
        30,000  Basin Exploration, Inc.*                       528,750
       125,000  Beau Canada Exploration Ltd.*                  148,653
        22,000  Bellwether Exploration Co.*                    171,875
        21,800  Callon Petroleum Co.*                          312,013
       242,800  Canadian 88 Energy Corp.*                    1,016,725
        37,000  Chieftain Int'l., Inc.*                        876,438
        50,000  Petromet Resources Ltd.*                       112,500
        16,000  Rigel Energy Corp.*                            145,697
         7,000  St. Mary Land & Exploration Co.                168,875
        14,000  Snyder Oil Corp.                               279,125
                                                          ------------
                                                             3,760,651
                                                          ------------
Oil and Gas Services -- 1.2%
         3,000  Friede Goldman Int'l., Inc.*                    86,625
        20,600  Unifab Int'l., Inc.*                           334,750
        26,200  Varco Int'l., Inc.*                            519,088
        29,000  Willbros Group, Inc.*                          453,125
                                                          ------------
                                                             1,393,588
                                                          ------------
Paper and Forest Products -- 0.4%
        17,700  Deltic Timber Corp.                            443,606
                                                          ------------
Pollution Control -- 0.3%
        21,000  Imco Recycling, Inc.                           388,500
                                                          ------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                           Value
----------------------------------------------------------------------
Publishing-News -- 2.0%
        15,000  Bowne & Co., Inc.                         $    675,000
        44,400  Harte-Hanks Communications                   1,146,075
         6,200  Pulitzer Publishing Co.                        553,350
                                                          ------------
                                                             2,374,425
                                                          ------------
Real Estate Investment Trust -- 3.3%
        16,000  American Gen. Hospitality Corp.                340,000
         4,147  Apartment Investment & Mgt. Co.                163,807
         8,000  Arden Realty, Inc.                             207,000
        12,000  Brandywine Realty Trust                        268,500
         7,500  Camden Ppty. Trust                             223,125
        12,000  Colonial Pptys. Trust, Inc.                    372,000
        13,500  Commercial Net Lease Realty, Inc.              218,531
        15,000  Eldertrust                                     257,813
        30,000  Innkeepers USA Trust                           378,750
         7,500  JDN Realty Corp.                               239,062
        12,000  Mills Corp.                                    288,000
        68,000  Sunstone Hotel Investors, Inc.                 905,250
         7,400  Tower Realty Trust, Inc.                       165,575
                                                          ------------
                                                             4,027,413
                                                          ------------
Textile-Apparel and Production -- 1.9%
        33,000  Burlington Industries, Inc.*                   464,063
         2,200  Columbia Sportswear Co.*                        41,800
        20,000  Mohawk Industries, Inc.*                       633,750
         7,600  Nautica Enterprises, Inc.*                     203,775
         3,700  St. John Knits, Inc.                           142,913
        40,000  Tropical Sportswear Int'l. Corp.*              850,000
                                                          ------------
                                                             2,336,301
                                                          ------------
Transportation-Miscellaneous -- 3.4%
        26,800  Airborne Freight Corp.                         936,325
        16,500  Budget Group, Inc.*                            526,969
         4,300  Central Parking Corp.                          199,950
        37,500  Dollar Thrifty Automotive Group, Inc.*         496,875
        12,900  Expeditors Int'l. Wash., Inc.                  567,600
        28,800  Maritrans, Inc.                                261,000
        54,000  Rollins Truck Leasing Corp.                    668,250
        13,200  Sea Containers Ltd.                            504,900
                                                          ------------
                                                             4,161,869
                                                          ------------
Truckers -- 0.9%
        17,500  U.S. Freightways Corp.                         574,766
        24,750  Werner Enterprises, Inc.                       471,797
                                                          ------------
                                                             1,046,563
                                                          ------------
Utilities-Electric -- 0.0%
         1,500  Minnesota Power & Light Co.                     59,625
                                                          ------------
Utilities-Gas and Pipeline -- 0.2%
         5,700  Cleco Corp.                                    169,575
         3,800  Indiana Energy, Inc.                           113,522
                                                          ------------
                                                               283,097
                                                          ------------
Utilities-Telecommunications -- 0.4%
        43,000  Startec Global Communications Corp.*           494,500
                                                          ------------
TOTAL COMMON STOCKS
 (Cost $100,856,263)                                       115,503,998
                                                          ------------

----------------------------
REPURCHASE AGREEMENT -- 5.4%
----------------------------

Principal
 Amount                                                          Value
----------------------------------------------------------------------
    $6,536,000  State Street Bank & Trust Co.
                repurchase agreement, dated 6/30/98,
                maturity value $6,537,035 at 5.70%
                due 7/1/98 (collateralized by
                $6,670,000 U.S. Treasury Notes,
                6.75%, due 5/31/99)                       $  6,536,000
                                                          ------------
TOTAL REPURCHASE AGREEMENT
 (Cost $6,536,000)                                           6,536,000
                                                          ------------
TOTAL INVESTMENTS -- 100.4%
 (Cost $107,392,263)                                       122,039,998

LIABILITIES IN EXCESS OF CASH,
 RECEIVABLES AND OTHER
   ASSETS -- (0.4%)                                           (454,365)
                                                          ------------
NET ASSETS -- 100.0%                                      $121,585,633
                                                          ============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
  Investments, at market (cost $107,392,263)                      $ 122,039,998
  Cash                                                                    4,497
  Receivable for securities sold                                        692,934
  Receivable for fund shares sold                                       165,886
  Dividends receivable                                                   59,776
  Other assets                                                            1,458
  Interest receivable                                                     1,035
                                                                  -------------
  TOTAL ASSETS                                                      122,965,584
                                                                  -------------
LIABILITIES
  Payable for securities purchased                                    1,102,425
  Accrued expenses                                                       15,013
  Payable for fund shares redeemed                                          131
  Due to affiliates                                                     262,382
                                                                  -------------
  TOTAL LIABILITIES                                                   1,379,951
                                                                  -------------
    NET ASSETS                                                    $ 121,585,633
                                                                  =============
COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $     835,923
  Additional paid-in capital                                        106,975,233
  Undistributed net investment income                                    16,864
  Distributions in excess of net realized
    gain on investments                                                (890,122)
  Net unrealized appreciation of investments                         14,647,735
                                                                  -------------
    NET ASSETS                                                    $ 121,585,633
                                                                  =============

  Shares Outstanding -- $0.10 par value                               8,359,231
                                                                  -------------

NET ASSET VALUE PER SHARE                                         $       14.55
                                                                  =============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
  Dividends                                                       $     378,486
  Interest                                                              176,279
                                                                  -------------
  Total Income                                                          554,765
                                                                  -------------
Expenses:
  Investment advisory fees -- Note B                                    411,365
  Custodian fees                                                         37,159
  Printing expense                                                       14,125
  Audit fees                                                              8,750
  Directors' fees -- Note B                                               8,000
  Registration fees                                                       2,350
  Transfer agent fees                                                     1,650
  Insurance expense                                                         704
  Legal fees                                                                600
  Other                                                                     350
  Deferred organization expense                                              98
                                                                  -------------
  Total Expenses                                                        485,151
                                                                  -------------
  Net Investment Income                                                  69,614
                                                                  -------------
Realized and Unrealized Gain/(Loss)
  on Investments -- Note C
  Net realized loss on investments -- Note A                           (903,399)
  Net change in unrealized appreciation of
    investments -- Note C                                             7,441,690
                                                                  -------------
Net Realized and Unrealized Gain
  on Investments                                                      6,538,291
                                                                  -------------
Net Increase in Net Assets
  from Operations                                                 $   6,607,905
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                        Period from
                                                                                           April 2,
                                                                         Six Months        1997+ to
                                                                              Ended    December 31,
                                                                      June 30, 1998            1997
                                                                        (Unaudited)       (Audited)
                                                                      -------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                              $      69,614    $    165,805
   Net realized gain/(loss) on investments                                 (903,399)      1,925,041
   Net change in unrealized appreciation of investments                   7,441,690       7,206,045
                                                                      -------------    ------------
     Net Increase in Net Assets from Operations                           6,607,905       9,296,891
                                                                      -------------    ------------
 Dividends and Distributions to Shareholders from:
   Net investment income                                                    (52,750)       (165,805)
   Net realized gain on investments                                        (848,131)     (1,063,633)
                                                                      -------------    ------------
     Total Dividends and Distributions to Shareholders                     (900,881)     (1,229,438)
                                                                      -------------    ------------
 From Capital Share Transactions:
   Increase in net assets from capital share transactions -- Note E      28,129,206      79,681,950
                                                                      -------------    ------------
     Net Increase in Net Assets                                          33,836,230      87,749,403

 Net Assets:
   Beginning of period                                                   87,749,403              --
                                                                      -------------    ------------
   End of period*                                                     $ 121,585,633    $ 87,749,403
                                                                      =============    ============

* Includes undistributed net investment income of:                    $      16,864    $         --

+ Commencement of operations.

                       See notes to financial statements.

--------------------------------------------------------------------------------

------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                          Six Months          April 2, 1997*
                                             Ended           to December 31,
                                         June 30, 1998            1997
                                          (Unaudited)           (Audited)
                                         -----------------------------------
Net asset value,
  beginning of period ................   $       13.63        $       10.00
                                         -------------        -------------
Income from investment
  operations:
  Net investment
    income ...........................            0.01                 0.03
  Net realized and
    unrealized gain
    on investments ...................            1.02                 3.80
                                         -------------        -------------
  Net increase from
    investment
    operations .......................            1.03                 3.83
                                         -------------        -------------
Dividends and Distributions
  to Shareholders from:
  Net investment income ..............           (0.01)               (0.03)
  Net realized gain ..................           (0.10)               (0.17)
                                         -------------        -------------
  Total dividends and
    distributions ....................           (0.11)               (0.20)
                                         -------------        -------------
Net asset value, end of
  period .............................   $       14.55        $       13.63
                                         -------------        -------------
Total return** .......................            7.56%               38.32%
                                         -------------        -------------
Ratios/supplemental data:
  Net assets, end of period
    (000's omitted) ..................   $     121,586        $      87,749
  Ratio of expenses to
    average net assets ...............            0.88%(a)             0.96%(a)
  Ratio of net investment
    income to average net assets .....            0.13%(a)             0.48%(a)
  Portfolio turnover
    rate .............................              20%                  22%
  Average rate of
    commissions paid(b) ..............   $      0.0288        $      0.0296

*     Commencement of operations.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a) Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trade on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. The Company was known as Baillie Gifford International Fund, Inc. prior to October 11, 1994 and GBG Funds, Inc. prior to March 27, 1997. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly- owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). The Funds are available for investment only through certain variable annuity and variable life insurance contracts issued by GIAC. Upon commencing its operations on September 13, 1994 (BGEMF) and on April 2, 1997 (GSCSF) each Fund sold 2,000,000 shares of its capital stock to Guardian Life for $20,000,000 per Fund to facilitate the commencement of operations.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividends on foreign securities are recorded when the Funds are informed of the dividend.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date.

--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the Funds' portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 1998 were as follows:

                                  BGIF               BGEMF              GSCSF
                                  ----               -----              -----
Purchases ............        $171,993,131        $20,854,390        $47,389,542
Proceeds .............        $168,369,664        $28,795,706        $21,041,810

      The cost of investments owned at June 30, 1998 for federal income tax purposes for BGIF, BGEMF and GSCSF are the same as the cost for financial reporting purposes. The gross unrealized appreciation and (depreciation) of investments excluding foreign currency at June 30, 1998, were as follows:

                                                       BGIF             BGEMF            GSCSF
                                                       ----             -----            -----
Gross Appreciation ...........................    $ 182,492,208     $  6,372,833     $ 20,171,658
Gross Depreciation ...........................      (13,435,266)     (13,677,002)      (5,523,923)
                                                  -------------     ------------     ------------
  Net Unrealized Appreciation/Depreciation....    $ 169,056,942     $ (7,304,169)    $ 14,647,735
                                                  =============     ============     ============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      There were no open forward foreign currency contracts at June 30, 1998.

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds. Repurchase agreements of more than seven days duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of BGIF's or 15% of BGEMF's or GSCSF's net assets would be so invested.

--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                           Six Months Ended           Year Ended     Six Months Ended            Year Ended
                                                    June 30,         December 31,             June 30,          December 31,
                                                       1998                 1997                 1998                  1997
                                                 (Unaudited)            (Audited)          (Unaudited)             (Audited)
----------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                 Amount
----------------------------------------------------------------------------------------------------------------------------
|_| Baillie Gifford International Fund
Shares sold                                       3,085,046            5,510,606         $ 63,649,453         $ 103,914,585
Shares issued in reinvestment of
  dividends and distributions                       289,013            1,589,325            6,132,854            29,071,132
Shares repurchased                               (2,404,778)          (4,262,859)         (49,331,048)          (79,908,567)
----------------------------------------------------------------------------------------------------------------------------
   Net increase                                     969,281            2,837,072         $ 20,451,259         $  53,077,150
----------------------------------------------------------------------------------------------------------------------------
|_| Baillie Gifford Emerging Markets Fund
Shares sold                                         673,800            4,436,117         $  6,412,075         $  52,148,316
Shares issued in reinvestment of
  dividends and distributions                        58,765              461,151              481,281             4,689,960
Shares repurchased                               (1,676,993)          (2,709,884)         (16,165,111)          (31,037,879)
----------------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease)                         (944,428)           2,187,384         $ (9,271,755)        $  25,800,397
----------------------------------------------------------------------------------------------------------------------------

                                           Six Months Ended          Period from     Six Months Ended           Period from
                                                    June 30,   April 2, 1997+ to              June 30,    April 2, 1997+ to
                                                       1998    December 31, 1997                 1998     December 31, 1997
                                                 (Unaudited)            (Audited)          (Unaudited)             (Audited)
----------------------------------------------------------------------------------------------------------------------------
                                                              Shares                                 Amount
----------------------------------------------------------------------------------------------------------------------------
|_| The Guardian Small Cap Stock Fund
Shares sold                                        2,985,942           6,957,498         $ 43,805,409         $ 86,846,310
Shares issued in reinvestment of
  dividends and distributions                         62,605              92,788              900,880            1,229,438
Shares repurchased                                (1,128,601)           (611,001)         (16,577,083)          (8,393,798)
----------------------------------------------------------------------------------------------------------------------------
  Net increase                                     1,919,946           6,439,285         $ 28,129,206         $ 79,681,950
----------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

------------------------
Note F -- Line of Credit
------------------------

      A $50,000,000 line of credit available to each Fund and the other Guardian-related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1998, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

---------------
  Value Line
Centurion Fund,
     Inc.
---------------
      9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998

----------------------
COMMON STOCKS -- 96.6%
----------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Advertising -- 0.8%
       125,000  Omnicom Group, Inc.                        $  6,234,375
                                                           ------------
Air Transport -- 2.5%
        75,000  AMR Corp.*                                    6,243,750
       100,000  Airborne Freight Corp.                        3,493,750
       175,000  Alaska Air Group, Inc.*                       9,548,437
                                                           ------------
                                                             19,285,937
                                                           ------------
Auto Parts-Replacement -- 0.5%
        60,000  Federal-Mogul Corp.                           4,050,000
                                                           ------------
Bank -- 7.7%
        85,000  BankAmerica Corp.                             7,347,188
       150,000  BankBoston Corp.                              8,343,750
        80,000  Citicorp                                     11,940,000
       200,000  Mellon Bank Corp.                            13,925,000
       100,000  State Street Corp.                            6,950,000
       197,000  Zions Bancorporation                         10,465,625
                                                           ------------
                                                             58,971,563
                                                           ------------
Coal/Alternate Energy -- 1.7%
       250,000  AES Corp.*                                   13,140,625
                                                           ------------
Computer & Peripherals -- 8.1%
       190,000  Cisco Systems, Inc.*                         17,491,875
       375,000  Compaq Computer Corp.                        10,640,625
       160,000  Dell Computer Corp.*                         14,850,000
       300,000  EMC Corp.*                                   13,443,750
       135,000  Sun Microsystems, Inc.*                       5,864,062
                                                           ------------
                                                             62,290,312
                                                           ------------
Computer Software & Services -- 9.8%
       280,000  BMC Software, Inc.*                          14,542,500
       200,000  Computer Associates
                   International, Inc.                       11,112,500
       100,000  Microsoft Corp.*                             10,837,500
       225,000  Networks Associates, Inc.*                   10,771,875
       515,000  Parametric Technology Corp.*                 13,969,375
       300,000  PeopleSoft, Inc.*                            14,100,000
                                                           ------------
                                                             75,333,750
                                                           ------------
Diversified Companies -- 0.4%
       100,000  Nortek, Inc.*                                 3,075,000
                                                           ------------
Drug -- 8.0%
       200,000  Lilly (Eli) & Co.                            13,212,500
       120,000  Merck & Co., Inc.                            16,050,000
       100,000  Pfizer, Inc.                                 10,868,750
       100,000  Schering - Plough Corp.                       9,162,500
       180,000  Warner - Lamabert Co.                        12,487,500
                                                           ------------
                                                             61,781,250
                                                           ------------
Electrical Equipment -- 2.1%
       175,000  General Electric Co.                         15,925,000
                                                           ------------
Entertainment -- 2.3%
       165,000  Clear Channel Communications, Inc.*          18,005,625
                                                           ------------
Financial Services -- 2.8%
       200,000  Donaldson, Lufkin & Jenrette, Inc.           10,162,500
       185,000  Travelers Group, Inc.                        11,215,625
                                                           ------------
                                                             21,378,125
                                                           ------------
Food Wholesalers -- 1.0%
       225,000  U.S. Foodservice, Inc.*                       7,889,063
                                                           ------------
Grocery -- 2.7%
       250,000  Albertson's, Inc.                            12,953,125
       135,000  Whole Foods Market, Inc.*                     8,167,500
                                                           ------------
                                                             21,120,625
                                                           ------------
Healthcare Information Systems -- 1.8%
       400,000  HBO & Co.                                    14,100,000
                                                           ------------
Homebuilding -- 0.7%
       135,000  Centex Corp.                                  5,096,250
                                                           ------------
Household Products -- 3.9%
       165,000  Colgate - Palmolive Co.                      14,520,000
       170,000  Procter & Gamble Co.                         15,480,625
                                                           ------------
                                                             30,000,625
                                                           ------------
Insurance-Diversified -- 1.1%
        60,000  American International Group, Inc.            8,760,000
                                                           ------------
Insurance-Life -- 2.6%
       135,000  Conseco, Inc.                                 6,311,250
        60,000  Equitable Companies, Inc. (The)               4,496,250
       155,000  SunAmerica, Inc.                              8,902,812
                                                           ------------
                                                             19,710,312
                                                           ------------
Insurance-Property/Casualty -- 1.8%
       150,000  Allstate Corp. (The)                         13,734,375
                                                           ------------
Internet -- 0.7%
        50,000  American Online, Inc.*                        5,300,000
                                                           ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

        Shares                                                    Value
-----------------------------------------------------------------------
Manufactured Housing/
Recreational Vehicles -- 0.8%
       200,000  Oakwood Homes Corp.                        $  6,000,000
                                                           ------------
Medical Supplies -- 5.7%
       100,000  Cardinal Health, Inc.                         9,375,000
       225,000  Guidant Corp.                                16,045,313
       120,000  Johnson & Johnson                             8,850,000
       150,000  Medtronic, Inc.                               9,562,500
                                                           ------------
                                                             43,832,813
                                                           ------------
Office Equipment & Supplies -- 1.6%
       420,000  Staples, Inc.*                               12,153,750
                                                           ------------
Oilfield Services/Equipment -- 4.6%
       150,000  BJ Services Co.*                              4,359,375
       185,000  Baker Hughes, Inc.                            6,394,063
       100,000  Halliburton Co.                               4,456,250
       100,000  Schlumberger Ltd.                             6,831,250
        70,000  Smith International, Inc.*                    2,436,875
       255,000  Transocean Offshore, Inc.                    11,347,500
                                                           ------------
                                                             35,825,313
                                                           ------------
Retail Building Supply -- 1.2%
        55,000  Home Depot, Inc. (The)                        4,568,438
       120,000  Lowes Companies, Inc.                         4,867,500
                                                           ------------
                                                              9,435,938
                                                           ------------
Retail-Special Lines -- 3.2%
       235,000  Bed Bath & Beyond, Inc.*                     12,175,937
       200,000  Gap, Inc.                                    12,325,000
                                                           ------------
                                                             24,500,937
                                                           ------------
Retail Store -- 2.5%
       200,000  Consolidated Stores Corp.*                    7,250,000
       250,000  Dayton Hudson Corp.                          12,125,000
                                                           ------------
                                                             19,375,000
                                                           ------------
Securities Brokerage -- 1.2%
       100,000  Merrill Lynch & Co., Inc.                     9,225,000
                                                           ------------
Semiconductor -- 1.9%
       200,000  Intel Corp.                                  14,825,000
                                                           ------------
Telecommunications Equipment -- 1.9%
       200,000  Tellabs, Inc.*                               14,325,000
                                                           ------------
Telecommunication Services -- 2.5%
       330,000  AirTouch Communications, Inc.*               19,284,375
                                                           ------------

       Shares
         or
      Principal
        Amount                                                    Value
-----------------------------------------------------------------------
Thrift -- 2.8%
       150,000  Federal Home Loan Mortgage Corp.           $  7,059,375
       115,000  Federal National
                   Mortgage Association                       6,986,250
       180,000  Washington Mutual, Inc.                       7,818,750
                                                           ------------
                                                             21,864,375
                                                           ------------
Tobacco -- 1.5%
       300,000  Philip Morris Companies, Inc.                11,812,500
                                                           ------------
Toiletries/Cosmetics -- 2.2%
       300,000  Gillette Co.                                 17,006,250
                                                           ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT
SECURITIES -- 96.6%
(Cost $536,550,329)                                         744,649,063
                                                           ------------
----------------------------
REPURCHASE AGREEMENT -- 5.0%
----------------------------
(including accrued interest)
$   38,500,000  Collateralized by $39,030,000
                  U.S. Treasury Notes 5.625%,
                  due 11/30/00, with a value
                  of $39,288,123 (With Morgan
                  Stanley, Dean Witter,
                  Discover & Co., Inc., 5.72%,
                  dated 6/30/98, due 7/1/98,
                  delivery value $38,506,117)                38,506,117
                                                           ------------
EXCESS OF LIABILITIES OVER
CASH AND RECEIVABLES -- ( - 1.6%)                           (12,119,152)
                                                           ============

NET ASSETS -- 100.0%                                       $771,036,028
                                                           ============
NET ASSET VALUE
PER OUTSTANDING SHARE
($771,036,028 / 26,128,878
shares outstanding)                                        $      29.51
                                                           ============

*Non-income producing

                       See notes to financial statements.

--------------------------------------------------------------------------------


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  Value Line
Centurion Fund,
     Inc.
---------------
      9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS:
   Investment securities, at value
    (cost $536,550,329)                                    $744,649,063
   Repurchase agreement (cost $38,506,117)                   38,506,117
   Cash                                                          59,591
   Receivable for securities sold                             2,266,676
   Dividends and interest receivable                            313,125
   Receivable for capital shares sold                            20,315
                                                           ------------
     TOTAL ASSETS                                           785,814,887
                                                           ------------

LIABILITIES:
   Payable for securities purchased                          13,775,264
   Payable for capital shares repurchased                       542,560
   Accrued expenses:
    Advisory fee                                                308,409
    GIAC administrative service fee                             110,000
    Other                                                        42,626
                                                           ------------
     TOTAL LIABILITIES                                       14,778,859
                                                           ------------
NET ASSETS                                                 $771,036,028
                                                           ============

NET ASSETS CONSIST OF:
   Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   26,128,878 shares)                                      $ 26,128,878
   Additional paid-in capital                               418,003,582
   Undistributed net investment income                        3,823,194
   Undistributed net realized gain on investments           114,981,640
   Net unrealized appreciation of investments               208,098,734
                                                           ------------
NET ASSETS                                                 $771,036,028
                                                           ============

NET ASSET VALUE PER
OUTSTANDING SHARE
   ($771,036,028 / 26,128,878
   shares outstanding)                                     $      29.51
                                                           ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED
June 30, 1998 (Unaudited)

Investment Income:
   Dividends                                               $  2,367,742
   Interest                                                   1,320,885
                                                           ------------
     Total Income                                             3,688,627
                                                           ------------

Expenses:
   Investment advisory fee                                    1,849,114
   GIAC administrative service fee                              257,413
   Custodian fees                                                37,403
   Auditing and legal fees                                       20,896
   Insurance and dues                                            11,261
   Directors' fees and expenses                                   8,155
   Printing and stationery                                        1,213
   Taxes and other                                                  382
                                                           ------------
     Total Expenses Before Custody Credits                    2,185,837
     Less:Custody Credits                                        (1,281)
                                                           ------------
     Net Expenses                                             2,184,556
                                                           ------------
Net Investment Income                                         1,504,071
                                                           ------------

Net Realized and Unrealized Gain on
 Investments:
   Net realized gain                                         69,594,858
   Change in net unrealized appreciation                     37,354,596
                                                           ------------
Net Realized Gain and Change in Net
  Unrealized Appreciation on Investments                    106,949,454
                                                           ------------
Net Increase in Net Assets from Operations                 $108,453,525
                                                           ============


                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
for the Six Months Ended June 30, 1998 (Unaudited) and for the Year Ended December 31, 1997

                                                                     Six Months
                                                                          Ended       Year Ended
                                                                  June 30, 1998     December 31,
                                                                    (Unaudited)             1997
                                                                  -------------    -------------
Operations:
    Net investment income                                         $   1,504,071    $   2,435,676
    Net realized gain on investments                                 69,594,858       45,610,251
    Change in net unrealized appreciation                            37,354,596       83,192,727
                                                                  -------------    -------------
    Net increase in net assets from operations                      108,453,525      131,238,654
                                                                  -------------    -------------

Distributions to Shareholders:
    Net investment income                                                    --       (2,225,662)
    Net realized gain from investment transactions                           --     (114,003,360)
                                                                  -------------    -------------
    Total distributions                                                      --     (116,229,022)
                                                                  -------------    -------------

Capital Share Transactions:
    Proceeds from sale of shares                                     25,638,830       80,062,970
    Proceeds from reinvestment of distributions to shareholders              --      116,229,022
    Cost of shares repurchased                                      (83,146,873)    (130,551,904)
                                                                  -------------    -------------
    (Decrease) Increase from capital share transactions             (57,508,043)      65,740,088
                                                                  -------------    -------------

Total Increase in Net Assets                                         50,945,482       80,749,720

Net Assets:
    Beginning of period                                             720,090,546      639,340,826
                                                                  -------------    -------------
    End of period                                                 $ 771,036,028    $ 720,090,546
                                                                  =============    =============
Undistributed Net Investment Income, at End of Period             $   3,823,194    $   2,319,123
                                                                  =============    =============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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Centurion Fund,
      Inc.
---------------
       9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days, at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset


--------------------------------------------------------------------------------


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                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------
2 -- Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                               Six Months Ended      Year Ended
                                                June 30, 1998,      December 31,
                                                 (Unaudited)           1997
                                               ----------------     ------------
Shares sold                                          941,835          3,037,284
Shares issued in reinvestment
  of dividends and distributions                          --          4,477,235
                                                 -----------        -----------
                                                     941,835          7,514,519
Shares repurchased                                 3,031,192          5,048,869
                                                 -----------        -----------
Net (decrease) increase                           (2,089,357)         2,465,650
                                                 ===========        ===========
Dividends per share                              $        --        $       .09
                                                 ===========        ===========
Distributions per share from
  net realized gains                             $        --        $      4.61
                                                 ===========        ===========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                     Six Months Ended
                                                       June 30, 1998
                                                        (Unaudited)
                                                     ----------------
PURCHASES:
   Investment Securities                               $351,833,014
                                                       ============
SALES:
   Investment Securities                               $367,288,760
                                                       ============

      At June 30, 1998, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $575,056,446. The aggregate appreciation and depreciation of investments for the period ended June 30, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $217,524,487 and $9,425,753 respectively, resulting in a net appreciation of $208,098,734.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $1,849,114 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1998. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.


--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
       9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $792 for the six months ended June 30, 1998. During the period ended June 30, 1998, the Fund paid brokerage commissions totalling $337,569 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the period ended June 30, 1998, the Fund incurred expenses of $257,413 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------


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                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

      Selected data for a share of capital stock outstanding throughout each period:

                                            Six Months
                                              Ended                             Years Ended December 31,
                                           June 30, 1998    --------------------------------------------------------------
                                            (Unaudited)       1997           1996           1995        1994        1993
                                           -------------------------------------------------------------------------------
Net asset value, beginning of period         $  25.52       $  24.83       $  24.25       $  17.83    $  18.52    $  20.04
                                             --------       --------       --------       --------    --------    --------
  Income (loss) from investment operations:
  Net investment income                           .06            .09            .08            .12         .10         .12
  Net gains or losses on securities
    (both realized and unrealized)               3.93           5.30           3.71           6.96        (.51)       1.73
                                             --------       --------       --------       --------    --------    --------
  Total from investment operations               3.99           5.39           3.79           7.08        (.41)       1.85
                                             --------       --------       --------       --------    --------    --------

   Less distributions:
      Dividends from net investment income         --           (.09)          (.12)          (.10)       (.01)       (.12)
      Distributions from capital gains             --          (4.61)         (3.09)          (.56)       (.27)      (3.25)
                                             --------       --------       --------       --------    --------    --------
      Total distributions                          --          (4.70)         (3.21)          (.66)       (.28)      (3.37)
                                             --------       --------       --------       --------    --------    --------

Net asset value, end of period               $  29.51       $  25.52       $  24.83       $  24.25    $  17.83    $  18.52
                                             ========       ========       ========       ========    ========    ========
  Total return**                                15.64%+        21.39%         17.34%         40.08%     -2.21%        9.21%
                                             ========       ========       ========       ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (in thousands)     $771,036       $720,091       $639,341       $525,449    $352,745    $373,910
Ratio of operating expenses to average
  net assets                                      .59%*(1)       .60%(1)        .59%(1)        .62%        .61%        .61%
Ratio of net investment income to average
  net assets                                      .41%*          .35%           .36%           .60%        .57%        .57%
Portfolio turnover rate                            50%+           85%           141%           114%        122%        118%

(1)   Before offset of custody credits.
** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
+     Not annualized
*     Annualized

                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
   Value Line
Strategic Asset
   Management
---------------
       10
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

------------------------
  COMMON STOCKS -- 78.7%
------------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Advertising -- 1.2%
       198,000  Omnicom Group, Inc.                     $     9,875,250
       150,000  Synder Communications, Inc.*                  6,600,000
                                                        ---------------
                                                             16,475,250
                                                        ---------------
Aerospace/Defense -- 1.4%
        68,000  BE Aerospace, Inc.*                           1,980,500
        90,000  Cordant Technologies, Inc.                    4,151,250
        70,000  General Dynamics Corp.                        3,255,000
        12,000  Gulfstream Aerospace Corp.*                     558,000
        19,000  Litton Industries, Inc.*                      1,121,000
        24,000  Northrop Grumman Corp.                        2,475,000
        40,400  Precision Castparts Corp.                     2,156,350
        58,000  Sundstrand Corp.                              3,320,500
                                                        ---------------
                                                             19,017,600
                                                        ---------------
Air Transport -- 1.6%
       138,000  Airborne Freight Corp.                        4,821,375
        77,700  Alaska Air Group, Inc.*                       4,239,506
        90,000  America West Holdings
                   Corp. Class "B"*                           2,570,625
       110,000  Comair Holdings, Inc.                         3,396,250
        20,000  Continental Airlines, Inc. Class "B"*         1,217,500
        55,000  U.S. Airways Group, Inc.*                     4,358,750
                                                        ---------------
                                                             20,604,006
                                                        ---------------
Apparel -- 1.1%
        70,520  Abercrombie & Fitch Co. Class "A"*            3,102,880
        85,000  Fruit of the Loom, Inc. Class "A"*            2,820,937
       120,000  Jones Apparel Group, Inc.*                    4,387,500
        12,000  Tommy Hilfiger Corp.*                           750,000
        66,000  V.F. Corp.                                    3,399,000
                                                        ---------------
                                                             14,460,317
                                                        ---------------
Auto & Truck -- 0.3%
       130,000  Navistar International Corp., Inc.*           3,753,750
        16,000  PACCAR, Inc.                                    836,000
                                                        ---------------
                                                              4,589,750
                                                        ---------------
Auto Parts -- Original Equipment -- 0.5%
        36,000  Magna International, Inc. Class "A"           2,470,500
        82,000  Tower Automotive, Inc.*                       3,515,750
                                                        ---------------
                                                              5,986,250
                                                        ---------------
Auto Parts -- Replacement -- 0.5%
       100,000  Federal-Mogul Corp.                           6,750,000
                                                        ---------------
Bank -- 2.4%
       123,000  AmSouth Bancorporation                        4,835,437
        54,999  First Union Corp.                             3,203,692
        88,000  Mellon Bank Corp.                             6,127,000
       165,000  North Fork Bancorporation, Inc.               4,032,187
       117,000  SouthTrust Corp.                              5,089,500
       158,500  Zions Bancorporation                          8,420,313
                                                        ---------------
                                                             31,708,129
                                                        ---------------
Bank - Midwest -- 1.3%
        70,000  Northern Trust Corp.                          5,337,500
       116,000  Norwest Corp.                                 4,335,500
       174,000  U.S. Bancorp                                  7,482,000
                                                        ---------------
                                                             17,155,000
                                                        ---------------
Beverage - Alcoholic -- 0.2%
        60,000  Canandaigua Brands, Inc.
                   Class "A"*                                 2,951,250
                                                        ---------------
Beverage - Soft Drink -- 0.3%
        87,000  Coca-Cola Enterprises, Inc.                   3,414,750
                                                        ---------------
Building Materials -- 0.3%
        60,000  Masco Corp.                                   3,630,000
                                                        ---------------
Cable TV -- 0.9%
        16,000  Cablevision Systems Corp.
                    Class "A"*                                1,336,000
       126,000  Comcast Corp. Class "A"                       5,114,813
       150,000  Tele-Communications, Inc.-
                   TCI Group Series "A"*                      5,765,625
                                                        ---------------
                                                             12,216,438
                                                        ---------------
Cement & Aggregates -- 0.1%
         8,800  Vulcan Materials Co.                            938,850
                                                        ---------------
Chemical - Diversified -- 0.6%
        72,000  Goodrich (B.F.) Co. (The)                     3,573,000
        57,000  PPG Industries, Inc.                          3,965,063
                                                        ---------------
                                                              7,538,063
                                                        ---------------
Coal/Alternate Energy -- 0.6%
       159,000  AES Corp.*                                    8,357,438
                                                        ---------------
Computer & Peripherals -- 2.0%
        59,000  Cisco Systems, Inc.*                          5,431,688
       128,000  EMC Corp.*                                    5,736,000
       160,000  FORE Systems, Inc.*                           4,240,000
        62,000  Storage Technology Corp.*                     2,689,250


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Strategic Asset
                                                                    Management
                                                                 ---------------
                                                                        10
                                                                 ---------------

--------------------------------------------------------------------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Computer & Peripherals -- 2.0% (continued)
        40,000  Tech Data Corp.*                        $     1,715,000
       218,000  Unisys Corp.*                                 6,158,500
                                                        ---------------
                                                             25,970,438
                                                        ---------------
Computer Software & Services -- 7.6%
        34,000  Autodesk, Inc.                                1,313,250
        78,000  BMC Software, Inc.*                           4,051,125
       120,000  Cadence Design Systems, Inc.*                 3,750,000
        72,000  CIBER, Inc.*                                  2,736,000
        72,000  Citrix Systems, Inc.*                         4,923,000
        63,000  Computer Associates
                   International, Inc.                        3,500,438
       174,000  Compuware Corp.*                              8,895,750
        71,000  Computer Horizons Corp.*                      3,112,500
        60,000  Comverse Technology, Inc.*                    2,631,437
       150,000  FileNet Corp.*                                4,331,250
       135,000  Fiserv, Inc.*                                 5,733,281
        63,500  Hyperion Software Corp.*                      1,809,750
        48,000  Information Management
                   Resources, Inc.*                           1,623,000
        78,500  JDA Software Group, Inc.*                     3,434,375
        86,000  Keane, Inc.*                                  4,816,000
       122,000  Legato Systems, Inc.*                         4,758,000
        52,000  Mercury Interactive Corp.*                    2,320,500
        48,000  Microsoft Corp.*                              5,202,000
        20,000  National Data Corp.                             875,000
       141,000  Paychex, Inc.                                 5,736,938
        59,000  PeopleSoft, Inc.*                             2,773,000
        44,000  Saville Systems, PLC (ADR)*                   2,205,500
       110,000  SunGard Data Systems, Inc.*                   4,221,250
       110,000  Systems & Computer
                   Technology Corp.*                          2,970,000
       129,000  Veritas Software Corp.*                       5,337,375
        57,000  Visio Corp.*                                  2,721,750
        76,000  Wang Laboratories, Inc.*                      1,933,250
       116,000  Xylan Corp.*                                  3,458,250
                                                        ---------------
                                                            101,173,969
                                                        ---------------
Diversified Companies -- 1.4%
        92,000  Danaher Corp.                                 3,375,250
        16,000  Textron, Inc.                                 1,147,000
       158,000  Tyco International, Ltd.                      9,954,000
        46,000  United Technologies Corp.                     4,255,000
                                                        ---------------
                                                             18,731,250
                                                        ---------------
Drug -- 3.8%
        74,000  ALZA Corp.*                                   3,200,500
        28,000  Biovial Corp. International*                    896,000
        10,000  Forest Laboratories, Inc.*                      357,500
       114,000  ICN Pharmaceuticals, Inc.                     5,208,375
        58,000  Immunex Corp.*                                3,842,500
        73,000  MedImmune, Inc.*                              4,553,375
       121,000  Mylan Laboratories, Inc.                      3,637,563
        98,000  Pfizer, Inc.                                 10,651,375
        72,000  Quintiles Transnational Corp.*                3,541,500
        75,000  Schering-Plough Corp.                         6,871,875
        34,000  Vical, Inc.*                                    575,875
        57,000  Warner-Lambert Co.                            3,954,375
        70,000  Watson Pharmaceuticals, Inc.*                 3,268,125
                                                        ---------------
                                                             50,558,938
                                                        ---------------
Drugstore -- 0.6%
       126,000  CVS Corp.                                     4,906,125
        88,000  Rite Aid Corp.                                3,305,500
                                                        ---------------
                                                              8,211,625
                                                        ---------------
Electrical Utility - Central -- 1.0%
       100,000  DTE Energy Co.                                4,037,500
       100,000  FirstEnergy Corp.                             3,075,000
       100,000  Houston Industries, Inc.                      3,087,500
        90,000  UniCom Corp.                                  3,155,625
                                                        ---------------
                                                             13,355,625
                                                        ---------------
Electric Utility - East -- 0.4%
        96,000  Consolidated Edison, Inc.                     4,422,000
       100,000  Niagara Mohawk Power Corp.*                   1,493,750
                                                        ---------------
                                                              5,915,750
                                                        ---------------
Electric Utility - West -- 0.2%
       100,000  Edison International                          2,956,250
                                                        ---------------
Electrical Equipment -- 1.5%
        56,000  Cooper Industries, Inc.                       3,076,500
       180,000  General Electric Co.                         16,380,000
         8,000  Honeywell Inc.                                  668,500
                                                        ---------------
                                                             20,125,000
                                                        ---------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

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Strategic Asset
   Management
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---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

     Shares                                                       Value
-----------------------------------------------------------------------
Electronics -- 1.5%
        87,000 Gemstar International Group, Ltd.* $ 3,257,063 135,000 Lexmark International Group, Inc.
                Class "A"*                                    8,235,000
       228,750  Symbol Technologies, Inc.                     8,635,312
                                                        ---------------
                                                             20,127,375
                                                        ---------------
Entertainment -- 2.3%
       142,000  CBS Corp.                                     4,508,500
       114,000  Chancellor Media Corp.*                       5,660,812
        60,000  Clear Channel Communications, Inc.*           6,547,500
        91,000  Jacor Communications, Inc.*                   5,369,000
       120,000  Sinclair Broadcast Group, Inc.
                   Class "A"*                                 3,450,000
        65,000  Time Warner, Inc.                             5,553,438
                                                        ---------------
                                                             31,089,250
                                                        ---------------
Environmental -- 0.6%
       135,000  Allied Waste Industries, Inc.*                3,240,000
        98,000  USA Waste Services, Inc.*                     4,838,750
                                                        ---------------
                                                              8,078,750
                                                        ---------------
Financial Services -- 1.2%
        53,000  American Express Co.                          6,042,000
        94,000  AMRESCO, Inc.*                                2,737,750
        16,249  Associates First Capital Corp.
                   Class "A"                                  1,249,142
        47,000  FINOVA Group, Inc. (The)                      2,661,375
        51,000  Travelers Group, Inc.                         3,091,875
                                                        ---------------
                                                             15,782,142
                                                        ---------------
Food Processing -- 0.4%
        10,000  Earthgrains Co. (The)                           558,750
        74,200  Suiza Foods Corp.*                            4,428,812
                                                        ---------------
                                                              4,987,562
                                                        ---------------
Food Wholesalers -- 0.3%
        96,000  Supervalu, Inc.                               4,260,000
                                                        ---------------
Foreign Electronics/Entertainment -- 0.2%
        38,000  Philips Electronics N.V.
                   (N.Y. Shares)                              3,230,000
                                                        ---------------
Foreign Telecommunication -- 0.7%
        84,000  Alcatel Alsthom (ADR)                         3,417,750
        82,000  Nokia Corp. (ADR) Class "A"                   5,950,125
                                                        ---------------
                                                              9,367,875
                                                        ---------------
Furniture/Home Furnishings -- 0.7%
        64,000  Ethan Allen Interiors, Inc.                   3,196,000
       110,000  Furniture Brands International, Inc.*         3,086,875
       132,000  Miller (Herman), Inc.                         3,209,250
                                                        ---------------
                                                              9,492,125
                                                        ---------------
Grocery -- 2.1%
        78,000  Albertson's, Inc.                             4,041,375
        96,000  Kroger Co.*                                   4,116,000
       148,000  Meyer (Fred), Inc.*                           6,290,000
       226,800  Safeway, Inc.*                                9,227,925
        78,000  Whole Foods Market, Inc.*                     4,719,000
                                                        ---------------
                                                             28,394,300
                                                        ---------------
Healthcare Information Systems -- 0.7%
       192,000  HBO & Co.                                     6,768,000
        25,400  Shared Medical Systems Corp.                  1,865,312
                                                        ---------------
                                                              8,633,312
                                                        ---------------
Home Appliance -- 0.8%
        78,000  Black & Decker Corp.                          4,758,000
       117,000  Maytag Corp.                                  5,776,875
                                                        ---------------
                                                             10,534,875
                                                        ---------------
Homebuilding -- 0.5%
        80,000  Centex Corp.                                  3,020,000
       110,000  Lennar Corp.                                  3,245,000
                                                        ---------------
                                                              6,265,000
                                                        ---------------
Hotel/Gaming -- 0.2%
        17,500  Prime Hospitality Corp.*                        305,156
       127,000  Rio Hotel & Casino, Inc.*                     2,397,125
                                                        ---------------
                                                              2,702,281
                                                        ---------------
Household Products -- 0.3%
        47,000  Colgate-Palmolive Co.                         4,136,000
                                                        ---------------
Industrial Services -- 0.6%
        66,000  Apollo Group, Inc. Class "A"*                 2,182,125
        90,000  Robert Half International, Inc.*              5,028,750
        94,000  Superior Energy Sevices, Inc.*                  475,875
                                                        ---------------
                                                              7,686,750
                                                        ---------------
Insurance - Diversified -- 2.1%
        73,000  Ambac Financial Group, Inc.                   4,270,500
       100,000  American Bankers Insurance
                  Group, Inc.                                 6,012,500
         4,000  American General Corp.                          284,750
        34,000  American International Group, Inc.            4,964,000


                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                    Management
                                                                 ---------------
                                                                        10
                                                                 ---------------

--------------------------------------------------------------------------------

     Shares                                                       Value
-----------------------------------------------------------------------
Insurance - Diversified -- 2.1% (continued)
        40,000  AON Corp.                               $     2,810,000
        18,000  CMAC Investment Corp.                         1,107,000
        48,000  Lincoln National Corp.                        4,386,000
        58,500  Marsh & McLennan Companies, Inc.              3,535,594
                                                        ---------------
                                                             27,370,344
                                                        ---------------
Insurance - Life -- 1.7%
       144,000  AFLAC, Inc.                                   4,365,000
        57,000  Conseco, Inc.                                 2,664,750
        84,000  Equitable Companies, Inc. (The)               6,294,750
        75,000  ReliaStar Financial Corp.                     3,600,000
        45,000  SunAmerica, Inc.                              2,584,688
        70,000  Torchmark Corp.                               3,202,500
                                                        ---------------
                                                             22,711,688
                                                        ---------------
Insurance - Property/Casualty -- 1.3%
        79,500  ACE, Ltd.                                     3,100,500
        70,000  Allstate Corp. (The)                          6,409,375
        44,000  EXEL, Ltd.                                    3,423,750
        44,000  Executive Risk, Inc.                          3,245,000
        20,000  Mercury General Corp.                         1,288,750
                                                        ---------------
                                                             17,467,375
                                                        ---------------
Internet -- 0.1%
        40,000  IDT Corp.*                                    1,202,500
                                                        ---------------
Machinery -- 0.6%
        60,000  Applied Power, Inc. Class "A"                 2,062,500
        74,000  Dover Corp.                                   2,534,500
       100,000  Terex Corp.*                                  2,850,000
                                                        ---------------
                                                              7,447,000
                                                        ---------------
Manufactured Housing/
Recreational Vehicles -- 0.3%
        88,000  Fleetwood Enterprises, Inc.                   3,520,000
                                                        ---------------
Medical Services -- 1.6%
        80,000  Health Management Associates, Inc.
                Class "A"*                                    2,675,000
        92,000  Integrated Health Services, Inc.              3,450,000
        62,000  Lincare Holdings, Inc.*                       2,607,875
        48,000  PacifiCare Health Systems, Inc.
                Class "B"*                                    4,242,000
       115,000  Rexall Sundown, Inc.*                         4,053,750
        20,000  Total Renal Care Holdings, Inc.*                690,000
        70,000  Universal Health Services, Inc.               4,086,250
                Class "B"*                                   21,804,875
                                                        ---------------
Medical Supplies -- 3.0%
        67,000  Allegiance Corp.                              3,433,750
        96,000  Arterial Vascular Engineering, Inc.*          3,432,000
        51,000  Becton, Dickinson & Co.                       3,958,875
        45,000  Cardinal Health, Inc.                         4,218,750
        88,000  McKesson Corp.                                7,150,000
       146,000  Safeskin Corp.*                               6,004,250
        50,000  Sofamor Danek Group, Inc.*                    4,328,125
        72,000  STERIS Corp.*                                 4,578,750
        58,000  VISX, Inc.*                                   3,451,000
                                                        ---------------
                                                             40,555,500
                                                        ---------------
Metal Fabricating -- 0.7%
        55,000  Illinois Tool Works, Inc.                     3,667,813
        89,000  Timken Co.                                    2,742,312
        82,000  Trinity Industries, Inc.                      3,403,000
                                                        ---------------
                                                              9,813,125
                                                        ---------------
Newspaper -- 1.2%
        60,000  Gannett Co., Inc.                             4,263,750
        67,000  New York Times Co. (The) Class "A"            5,309,750
        96,000  News Corp., Ltd. (ADR)                        3,084,000
        54,000  Tribune Co.                                   3,715,875
                                                        ---------------
                                                             16,373,375
                                                        ---------------
Office Equipment & Supplies -- 1.6%
       175,000  Office Depot, Inc.*                           5,523,437
       253,437  Staples, Inc.*                                7,333,833
        50,000  United Stationers, Inc.*                      3,237,500
        55,000  Xerox Corp.                                   5,589,375
                                                        ---------------
                                                             21,684,145
                                                        ---------------
Packaging & Container -- 0.3%
        96,000  Owens-Illinois, Inc.*                         4,296,000
                                                        ---------------
Paper & Forest Products -- 0.6%
        68,000  Bowater, Inc.                                 3,213,000
       200,000  Mail-Well, Inc.*                              4,337,500
                                                        ---------------
                                                              7,550,500
                                                        ---------------
Petroleum - Integrated -- 0.4%
       140,000  USX-Marathon Group                            4,803,750
                                                        ---------------
Precision Instrument -- 0.5%
       120,000  EG & G, Inc.                                  3,600,000
        58,000  Waters Corp.*                                 3,418,375
                                                        ---------------
                                                              7,018,375
                                                        ---------------


                       See notes to financial statements.

--------------------------------------------------------------------------------


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   Management
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--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

        Shares                                                    Value
-----------------------------------------------------------------------
Publishing -- 0.6%
        40,000  CMG Information Services, Inc.*         $     2,830,000
        55,000  McGraw-Hill Companies, Inc.                   4,485,937
                                                        ---------------
                                                              7,315,937
                                                        ---------------
Recreation -- 1.4%
        82,000  Action Performance Companies, Inc.*           2,639,375
       112,000  Carnival Corp.                                4,438,000
       166,000  Harley-Davidson, Inc.                         6,432,500
        68,000  Royal Caribbean Cruises, Ltd.                 5,406,000
                                                        ---------------
                                                             18,915,875
                                                        ---------------
Restaurant -- 0.6%
       135,000  Brinker International, Inc.*                  2,598,750
        92,500  CKE Restaurants, Inc.                         3,815,625
       106,000  Landry's Seafood Restaurants, Inc.*           1,917,938
                                                        ---------------
                                                              8,332,313
                                                        ---------------
Retail Building Supply -- 0.4%
       136,000  Lowes Companies, Inc.                         5,516,500
                                                        ---------------
Retail - Special Lines -- 5.3%
        38,000  Barnes & Noble, Inc.*                         1,422,625
       104,000  Bed Bath & Beyond, Inc.*                      5,388,500
       200,000  Best Buy Co., Inc.*                           7,225,000
        96,000  Borders Group, Inc.*                          3,552,000
        82,000  Circuit City Stores-Circuit City Group        3,843,750
       100,500  Dollar Tree Stores, Inc.*                     4,082,813
       105,000  Gap, Inc.                                     6,470,625
       107,000  General Nutrition Companies, Inc.*            3,330,375
       107,000  Goody's Family Clothing, Inc.*                5,871,625
       100,000  Michaels Stores, Inc.*                        3,528,125
        45,000  Payless ShoeSource, Inc.*                     3,315,937
       165,400  Pier 1 Imports, Inc.                          3,948,925
       100,000  Ross Stores Inc.                              4,300,000
       180,000  Sunglass Hut International, Inc.*             1,991,250
       334,000  TJX Companies, Inc.                           8,057,750
        70,000  Tandy Corp.                                   3,714,375
        28,000  Williams-Sonoma, Inc.*                          890,750
                                                        ---------------
                                                             70,934,425
                                                        ---------------
Retail Store -- 4.1%
       104,000  Costco Companies, Inc.*                       6,558,500
       144,000  Dayton Hudson Corp.                           6,984,000
       118,496  Dollar General Corp.                          4,687,998
       300,000  Family Dollar Stores, Inc.                    5,550,000
        66,000  Federated Department Stores, Inc.*            3,551,625
       212,000  Kmart Corp.*                                  4,081,000
       174,000  Kohl's Corp.*                                 9,026,250
        70,000  Proffitt's, Inc.*                             2,826,250
        34,000  Stage Stores, Inc.*                           1,538,500
       150,000  Wal-Mart Stores, Inc.                         9,112,500
                                                        ---------------
                                                             53,916,623
                                                        ---------------
Semiconductor -- 0.7%
       101,000  PMC-Sierra, Inc.*                             4,734,375
       132,000  Vitesse Semiconductor Corp.*                  4,075,500
                                                        ---------------
                                                              8,809,875
                                                        ---------------
Shoe -- 0.2%
       119,250  Wolverine World Wide, Inc.                    2,586,234
                                                        ---------------
Telecommunications Equipment -- 1.1%
       150,000  General Instrument Corp.*                     4,078,125
        69,000  Level One Communications, Inc.*               1,621,500
        46,000  Loral Space & Communications, Ltd.*           1,299,500
        84,000  Tekelec *                                     3,759,000
        56,000  Tellabs, Inc.*                                4,011,000
                                                        ---------------
                                                             14,769,125
                                                        ---------------
Telecommunication Services -- 3.1%
        88,000  AirTouch Communications, Inc.*                5,142,500
        82,000  BellSouth Corp.                               5,504,250
        87,000  Century Telephone Enterprises, Inc.           3,991,125
       104,000  Cincinnati Bell, Inc.                         2,977,000
        94,000  ICG Communications, Inc.*                     3,436,875
        88,000  Intermedia Communications, Inc.*              3,690,500
       110,000  MediaOne Group, Inc.*                         4,833,125
        56,000  Pacific Gateway Exchange, Inc.*               2,243,500
       180,000  SkyTel Communications, Inc.*                  4,213,125
         3,004  U.S. West, Inc.                                 141,188
       128,000  WinStar Communications, Inc.*                 5,496,000
                                                        ---------------
                                                             41,669,188
                                                        ---------------
Tobacco -- 0.2%
        57,000  Philip Morris Companies, Inc.                 2,244,375
                                                        ---------------
Toiletries/Cosmetics -- 0.1%
        22,000  Avon Products, Inc.                           1,705,000
                                                        ---------------
TOTAL COMMON STOCKS
(Cost $775,829,588)                                       1,047,893,555
                                                        ---------------


                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                 Strategic Asset
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                                                                 ---------------

--------------------------------------------------------------------------------

    Principal
      Amount                                                      Value
-----------------------------------------------------------------------

-----------------------------------
  U.S. TREASURY OBLIGATIONS -- 5.7%
-----------------------------------

$   50,000,000  U.S. Treasury Notes
                   6 1/2%, due 5/31/02                   $   51,630,500
    20,000,000  U.S. Treasury Bonds
                   7 1/4%, due 8/15/22                       23,932,800
                                                         --------------

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $69,559,877)                                           75,563,300
                                                         --------------

---------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.1%
---------------------------------------------
    15,000,000  Federal Home Loan Banks
                   5.625%, due 3/19/01                       14,974,200
    17,000,000  Federal Home Loan Banks
                   5.40%, due 1/15/03                        16,807,390
    19,000,000  Federal Home Loan Mortgage Corp.
                   5.75%, due 7/15/03                        19,023,940
    10,000,000  Federal National Mortgage Association
                   5.75%, due 6/15/05                        10,005,300
     6,740,000  Federal National Mortgage Association
                   6.850%, due 8/22/05                        7,164,553
    27,000,000  Federal Home Loan Mortgage Corp.
                   7.10%, due 4/10/07                        29,306,610
    13,000,000  Federal National Mortgage Association
                   6.50%, due 7/16/07                        13,595,660
    10,000,000  Federal National Mortgage
                   Association D.U.S. Pool #380188
                   6.450%, due 4/25/08                       10,184,375
    14,000,000  Federal Home Loan Corp.
                   5 3/4%, 4/15/08                           13,947,780
                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS
(Cost $133,616,548)                                         135,009,808
                                                         --------------
---------------------------------
  CORPORATE BONDS & NOTES -- 1.8%
---------------------------------
Bank -- 0.7%
    10,000,000  International Bank for
                   Reconstruction & Development
                   Global Bonds 6.375%, due 5/24/01          10,173,700
                                                         --------------
Chemical -- Diversified -- 0.4%
     5,000,000  Goodrich (B.F.) Co. (The) Notes
                   6.45%, due 4/15/08                         5,044,650
                                                         --------------
Telecommunication Services -- 0.7%
     5,000,000  AirTouch Communications, Inc.
                   Notes 6.65%, due 5/1/08                    5,066,100
     4,000,000  MCI Communications Corp. Sr.
                   Notes 6.50%, due 4/15/10                   3,982,960
                                                         --------------
                                                              9,049,060
                                                         --------------
TOTAL CORPORATE BONDS & NOTES
(Cost $24,155,146)                                           24,267,410
                                                         --------------
TOTAL INVESTMENT SECURITIES -- 96.3%
(Cost $1,003,161,159)                                     1,282,734,073
                                                         --------------
--------------------------------
  SHORT-TERM INVESTMENTS -- 3.9%
--------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.9%
    25,000,000  Federal Home Loan Mortgage Corp.
                   Discount Notes 5.46%,
                   due 7/14/98                               24,950,708
                                                         --------------
REPURCHASE AGREEMENTS -- 2.0%
   (includes accrued interest)
    26,900,000  Collateralized by $27,065,000
                   U.S. Treasury Notes 5 7/8%,
                   due 11/30/01, with a value
                   of $27,452,680 (with Morgan
                   Stanley & Co., 5.72%,
                   dated 6/30/98, due 7/1/98,
                   delivery value of $26,904,274)            26,904,274
                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $51,854,982)                                           51,854,982
                                                         --------------
EXCESS OF LIABILITIES OVER CASH AND
RECEIVABLES -- (-0.2%)                                       (2,096,856)
                                                         --------------
NET ASSETS -- 100.0%                                     $1,332,492,199
                                                         ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
 ($1,332,492,199 / 52,198,028
  shares outstanding)                                    $        25.53
                                                         ==============

* Non-income producing.


                       See notes to financial statements.

--------------------------------------------------------------------------------


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--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS
   Investment in securities, at value
    (cost $1,003,161,159)                                         $1,282,734,073
   Short-term investments (cost $51,854,982)                          51,854,982
   Cash                                                                   16,355
   Receivable for securities sold                                      2,487,187
   Interest and dividends receivable                                   3,610,328
   Receivable for trust shares sold                                      157,463
                                                                  --------------
     TOTAL ASSETS                                                  1,340,860,388
                                                                  --------------
LIABILITIES
   Payable for securities purchased                                    6,266,646
   Payable for trust shares repurchased                                1,346,552
   Accrued expenses:
    Advisory fee                                                         532,230
    GIAC administrative service fee                                      162,000
    Other                                                                 60,761
                                                                  --------------
     TOTAL LIABILITIES                                                 8,368,189
                                                                  --------------
NET ASSETS                                                        $1,332,492,199
                                                                  ==============
NET ASSETS CONSIST OF:
   Capital stock, at $0.01 par value
    (authorized unlimited, outstanding
    52,198,028 shares)                                            $      521,980
   Additional paid-in capital                                        830,590,010
   Undistributed net investment income                                44,516,145
   Undistributed net realized gain on investments                    177,291,150
   Net unrealized appreciation of investments                        279,572,914
                                                                  --------------
NET ASSETS                                                        $1,332,492,199
                                                                  ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
   ($1,332,492,199 / 52,198,028
   shares outstanding)                                            $        25.53
                                                                  ==============

STATEMENT OF OPERATIONS
Six Months Ended
June 30, 1998 (Unaudited)

Investment Income:
 Interest                                                         $   9,813,959
 Dividends (Net of foreign withholding
   tax of $18,424)                                                    3,286,846
                                                                  -------------
  Total Income                                                       13,100,805
                                                                  -------------
Expenses:
 Investment advisory fee                                              3,145,711
 GIAC administrative service fee                                        362,251
 Custodian fees                                                          83,355
 Audit and legal fees                                                    21,398
 Insurance and dues                                                      18,295
 Trustees' fees and expenses                                              8,155
 Printing and stationary                                                  1,213
 Taxes and other                                                            307
                                                                  -------------
   Total Expenses Before Custody Credits                              3,640,685
   Less: Custody credits                                                 (7,966)
                                                                  -------------
   Net Expenses                                                       3,632,719
                                                                  -------------
Net Investment Income                                                 9,468,086
                                                                  -------------
Net Realized and Unrealized Gain on
 Investments
 Net realized gain                                                   75,859,225
 Net change in unrealized appreciation                               94,988,571
                                                                  -------------
Net Realized Gain and Change in Net
 Unrealized Appreciation on Investments                             170,847,796
                                                                  -------------
Net Increase in Net Assets from Operations                        $ 180,315,882
                                                                  =============


                       See notes to financial statements.
--------------------------------------------------------------------------------

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                                                                    Management
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                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1998 (Unaudited) and for the Year Ended December 31, 1997

                                                                      Six Months              Year
                                                                           Ended             Ended
                                                                   June 30, 1998      December 31,
                                                                     (Unaudited)              1997
                                                                 ---------------   ---------------
Operations:
    Net investment income                                        $     9,468,086   $    35,186,725
    Net realized gain on investments                                  75,859,225       101,703,718
    Change in net unrealized appreciation                             94,988,571        30,109,960
                                                                 ---------------   ---------------
    Net increase in net assets from operations                       180,315,882       167,000,403
                                                                 ---------------   ---------------

Distributions to Shareholders:
    Net investment income                                                     --       (26,826,322)
    Net realized gain from investment transactions                            --      (122,913,330)
                                                                 ---------------   ---------------
    Total distributions                                                       --      (149,739,652)
                                                                 ---------------   ---------------

Trust Share Transactions:
    Proceeds from sale of shares                                      43,658,815        69,411,109
    Proceeds from reinvestment of distributions to shareholders               --       149,739,652
    Cost of shares repurchased                                       (88,071,945)     (112,606,824)
                                                                 ---------------   ---------------
    (Decrease) Increase from Trust share transactions                (44,413,130)      106,543,937
                                                                 ---------------   ---------------

Total Increase in Net Assets                                         135,902,752       123,804,688

Net Assets:
    Beginning of period                                            1,196,589,447     1,072,784,759
                                                                 ---------------   ---------------
    End of period                                                $ 1,332,492,199   $ 1,196,589,447
                                                                 ===============   ===============

Undistributed Net Investment Income, at End of Period            $    44,516,145   $    35,048,059
                                                                 ===============   ===============


                       See notes to financial statements.

--------------------------------------------------------------------------------


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---------------
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Strategic Asset
   Management
---------------
       10
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an assets allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contigent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under


--------------------------------------------------------------------------------


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                                                                 Strategic Asset
                                                                    Management
                                                                 ---------------
                                                                        10
                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

      It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                              Six Months Ended      Year Ended
                                                  June 30,         December 31,
                                              1998 (Unaudited)         1997
                                              ----------------     ------------
Shares sold                                        1,806,353         3,117,519
Shares issued to shareholder
 in reinvestment of dividends
 and distributions                                        --         7,049,889
                                                ------------        ----------
                                                   1,806,353        10,167,408
Shares repurchased                                 3,677,649         5,083,552
                                                ------------        ----------
Net (decrease) increase                           (1,871,296)        5,083,856
                                                ============        ==========

Dividends per share from
 net investment income                          $         --        $      .55
                                                ============        ==========
Distributions per share from
 net realized gains                             $         --        $     2.52
                                                ============        ==========


--------------------------------------------------------------------------------


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   Value Line
Strategic Asset
   Management
---------------
       10
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                      Six Months Ended
                                                          June 30,
                                                            1998
                                                         (Unaudited)
                                                      ----------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                                    $111,576,556
 Other Investment Securities                             606,663,518
                                                        ------------
                                                        $718,240,074
                                                        ============

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                                    $374,078,721
 Other Investment Securities                             383,661,991
                                                        ------------
                                                        $757,740,712
                                                        ============

      At June 30, 1998, the aggregate cost of investment securities and short-term investments for federal income tax purposes was $1,055,016,141. The aggregate appreciation and depreciation of investments at June 30, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $293,561,334 and $13,988,420, respectively, resulting in a net appreciation of $279,572,914.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $3,145,711 was paid or payable to the Adviser, for the period ended June 30, 1998. This was computed at the rate of 1/2 of 1% of the average daily net assets of the Trust during the period and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $792 by the Trust for the six months ended June 30, 1998. During the period ended June 30, 1998, the Trust paid brokerage commissions totalling $430,869 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contractowner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the period ended June 30, 1998, the Trust incurred expenses of $362,251 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------


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                                                                   Value Line
                                                                 Strategic Asset
                                                                   Management
                                                                 ---------------
                                                                       10
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                           Six Months
                                              Ended                               Years Ended December 31,
                                          June 30, 1998     ---------------------------------------------------------------------
                                           (Unaudited)         1997             1996            1995         1994         1993
                                           ----------       ----------       ----------       ---------    ---------    ---------
Net asset value, beginning of period       $    22.13       $    21.90       $    20.27       $   16.13    $   17.01    $   15.94
                                                            ----------       ----------       ---------    ---------    ---------
   Income (loss) from investment
    operations:
   Net investment income                          .20              .65              .53             .39          .26          .27
   Net gains or losses on securities
    (both realized and unrealized)               3.20             2.65             2.56            4.17        (1.09)        1.62
                                           ----------       ----------       ----------       ---------    ---------    ---------
   Total from investment operations              3.40             3.30             3.09            4.56         (.83)        1.89
                                           ----------       ----------       ----------       ---------    ---------    ---------

   Less distributions:
    Dividends from net investment income           --             (.55)            (.37)           (.26)        (.01)        (.28)
    Distributions from capital gains               --            (2.52)           (1.09)           (.16)        (.04)        (.54)
                                           ----------       ----------       ----------       ---------    ---------    ---------
    Total distributions                            --            (3.07)           (1.46)           (.42)        (.05)        (.82)
                                           ----------       ----------       ----------       ---------    ---------    ---------
Net asset value, end of period             $    25.53       $    22.13       $    21.90       $   20.27    $   16.13    $   17.01
                                           ==========       ==========       ==========       =========    =========    =========
Total return**                                  15.36%+          15.66%           15.87%          28.54%      -4.88%        11.86%
                                           ==========       ==========       ==========       =========    =========    =========

Ratios/Supplemental Data:
Net assets, end of period (in thousands)   $1,332,492       $1,196,589       $1,072,785       $ 876,509    $ 662,721    $ 615,648
Ratio of operating expenses to average
  net assets                                      .58%*(1)         .59%(1)          .58%(1)         .60%         .60%         .61%
Ratio of net investment income to
  average net assets                             1.50%*           3.08%            2.70%           2.18%        1.65%        1.96%
Portfolio turnover rate                            59%+             58%              71%             63%         100%         110%

(1)   Before offset of custody credits.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.
+     Not annualized.
*     Annualized.

                       See notes to financial statements.

--------------------------------------------------------------------------------

-----------
MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 92.9%
----------------------

        Shares                                                    Value
-----------------------------------------------------------------------
U.S. Stocks -- 84.9%
   Aerospace -- 4.4%
        26,155  Allied Signal, Inc.                      $    1,160,628
        10,218  General Dynamics Corp.                          475,137
         8,819  Goodrich (B.F.) Co.                             437,643
        15,067  Lockheed Martin Corp.                         1,595,219
        13,809  Raytheon Co., "A"                               795,744
        20,805  United Technologies Corp.                     1,924,462
                                                         --------------
                                                              6,388,833
                                                         --------------
   Agricultural Products -- 0.1%
         3,700  Case Corp.                                      178,525
                                                         --------------
   Airlines -- 0.1%
         1,770  AMR Corp.*                                      147,353
                                                         --------------
   Apparel and Textiles -- 0.3%
         6,986  VF Corp.                                        359,779
                                                         --------------
   Automotive -- 0.8%
         6,700  Federal Mogul Corp.                             452,250
         5,323  Ford Motor Co.                                  314,057
         5,900  TRW, Inc.                                       322,287
                                                         --------------
                                                              1,088,594
                                                         --------------
   Banks and Credit Companies -- 7.0%
         1,077  Bank of New York, Inc.                           65,360
        16,524  Comerica, Inc.                                1,094,715
         9,200  Firstar Corp.                                   349,600
         3,074  Fleet Financial Group, Inc.                     256,679
        16,562  National City Corp.                           1,175,902
         7,226  Northern Trust Corp.                            550,983
        50,777  Norwest Corp.                                 1,897,790
        13,992  State Street Corp.                              972,444
         7,988  SunTrust Banks, Inc.                            649,524
        51,814  US Bancorp                                    2,228,002
        22,237  Washington Mutual, Inc.                         965,920
                                                         --------------
                                                             10,206,919
                                                         --------------
   Building -- 0.7%
        10,741  American Standard Cos., Inc.*                   479,989
        15,097  Sherwin Williams Co.                            500,088
                                                         --------------
                                                                980,077
                                                         --------------
   Business Machines -- 1.7%
        13,754  International Business Machines
                   Corp.                                      1,579,131
         8,235  Xerox Corp.                                     836,882
                                                         --------------
                                                              2,416,013
                                                         --------------
   Business Services -- 1.0%
        15,069  Computer Sciences Corp.                         964,416
         8,815  DST Systems, Inc.*                              493,640
                                                         --------------
                                                              1,458,056
                                                         --------------
   Cellular Telephones -- 0.1%
         2,845  Century Telephone Enterprises, Inc.             130,514
                                                         --------------
   Chemicals -- 2.2%
        55,546  Air Products & Chemicals, Inc.                2,221,840
         4,319  DuPont (E.I.) de Nemours & Co., Inc.            322,305
        15,272  Praxair, Inc.                                   714,921
                                                         --------------
                                                              3,259,066
                                                         --------------
   Computer Software - Personal Computers -- 1.6%
         9,068  Compaq Computer Corp.                           257,304
        18,672  Microsoft Corp.*                              2,023,578
                                                         --------------
                                                              2,280,882
                                                         --------------
   Computer Software - Systems -- 1.6%
         7,172  BMC Software, Inc.*                             372,496
        26,278  Computer Associates
                   International, Inc.                        1,460,071
        20,274  Oracle Corp.*                                   497,980
                                                         --------------
                                                              2,330,547
                                                         --------------
   Consumer Goods and Services -- 8.0%
        19,994  Black & Decker Corp.                          1,219,634
         4,751  Clorox Co.                                      453,127
        18,312  Colgate-Palmolive Co.                         1,611,456
        28,434  Gillette Co.                                  1,611,852
        35,219  Kimberly-Clark Corp.                          1,615,672
        29,909  Philip Morris Cos., Inc.                      1,177,667
        11,903  Procter & Gamble Co.                          1,083,917
        26,861  Service Corp. International                   1,151,665
        27,847  Tyco International Ltd.                       1,754,361
                                                         --------------
                                                             11,679,351
                                                         --------------
   Electrical Equipment -- 2.7%
         9,566  Cooper Industries, Inc.                         525,532
        22,911  General Electric Co.                          2,084,901
         6,056  Honeywell, Inc.                               1,341,680
                                                         --------------
                                                              3,952,113
                                                         --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                     -----------
                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

        Shares                                                    Value
-----------------------------------------------------------------------
   Entertainment -- 0.6%
         3,540  CBS Corp.                                $      112,395
         5,500  Time Warner, Inc.                               469,906
         5,670  Viacom, Inc., "B"*                              330,278
                                                         --------------
                                                                912,579
                                                         --------------
   Financial Institutions -- 4.1%
         5,610  Associates First Capital Corp., "A"             431,269
        14,037  Beneficial Corp.                              2,150,293
        14,801  CIT Group, Inc., "A"                            555,037
        19,678  Federal Home Loan Mortgage Corp.                926,096
         8,591  Heller Financial, Inc., "A"*                    257,730
         8,380  Household International, Inc.                   416,905
         6,413  Merrill Lynch & Co., Inc.                       591,599
         7,541  Morgan Stanley, Dean Witter & Co.               689,059
           525  Waddell & Reed Financial, Inc., "A"              12,567
                                                         --------------
                                                              6,030,555
                                                         --------------
   Food and Beverage Products -- 3.6%
        13,282  Ace Ltd.                                        517,998
        18,755  Archer-Daniels-Midland Co.                      363,378
        13,900  Bestfoods Co.                                   807,069
         3,412  Coca-Cola Co.                                   291,726
           850  Corn Products International, Inc.*               28,794
         3,435  General Mills, Inc.                             234,868
         4,651  Hershey Foods Corp.                             320,919
        13,568  Interstate Bakeries Corp.                       450,288
         5,585  McCormick & Co., Inc.                           199,489
         8,000  Nabisco Holdings Corp., "A"                     288,500
        14,194  Ralston Purina Co.                            1,658,037
                                                         --------------
                                                              5,161,066
                                                         --------------
   Insurance -- 9.1%
        18,265  Allstate Corp.                                1,672,389
        23,560  Chubb Corp.                                   1,893,635
        21,158  CIGNA Corp.                                   1,459,902
         2,183  Conseco, Inc.                                   102,055
        17,670  Hartford Financial Services
                   Group, Inc.                                2,021,006
        11,357  Lincoln National Corp.                        1,037,746
         5,211  MBIA, Inc.                                      390,174
        10,517  Progressive Corp.                             1,482,897
        32,308  Torchmark Corp.                               1,478,091
         7,798  Transamerica Corp.                              897,745
        13,376  Travelers Group, Inc.                           810,920
                                                         --------------
                                                             13,246,560
                                                         --------------
   Machinery -- 0.6%
         9,300  Eaton Corp.                                     723,075
         4,761  York International Corp.                        207,401
                                                         --------------
                                                                930,476
                                                         --------------
   Medical and Health Products -- 8.1%
        40,146  American Home Products Corp.                  2,077,555
        31,811  Bristol-Myers Squibb Co.                      3,656,277
        15,893  Johnson & Johnson                             1,172,109
         7,171  McKesson Corp.                                  582,644
         2,579  Merck & Co., Inc.                               344,941
        14,395  Pfizer, Inc.                                  1,564,557
        11,700  Pharmacia & Upjohn, Inc.                        539,662
         1,865  Schering Plough Corp.                           170,881
        24,041  Warner-Lambert Co.                            1,667,844
                                                         --------------
                                                             11,776,470
                                                         --------------
   Medical and Health Technology and Services -- 3.4%
        35,725  Columbia/HCA Healthcare Corp.                 1,040,491
           100  Fresenius National Medical Care, Inc.*                6
        37,995  HEALTHSOUTH Corp.*                            1,013,992
         6,724  Medtronic, Inc.                                 428,655
        29,935  Tenet Healthcare Corp.*                         935,469
        24,975  United Healthcare Corp.                       1,585,912
                                                         --------------
                                                              5,004,525
                                                         --------------
   Metals and Minerals -- 0.2%
         4,671  Phelps Dodge Corp.                              267,123
                                                         --------------
   Oils -- 3.8%
         3,390  Chevron Corp.                                   281,582
        32,177  Exxon Corp.                                   2,294,622
        14,351  Mobil Corp.                                   1,099,645
        19,189  Texaco, Inc.                                  1,145,344
        20,539  USX-Marathon Group                              704,744
                                                         --------------
                                                              5,525,937
                                                         --------------
   Photographic Products -- 0.0%
           600  Eastman Kodak Co.                                43,838
                                                         --------------
   Pollution Control -- 0.8%
         4,744  Browning Ferris Industries, Inc.                164,854
        28,555  Waste Management, Inc.                          999,425
                                                         --------------
                                                              1,164,279
                                                         --------------
   Printing and Publishing -- 1.6%
        19,039  Gannett Co., Inc.                             1,352,959

                       See notes to financial statements.

--------------------------------------------------------------------------------

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MFS Growth
with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS (continued)
June 30, 1998 (Unaudited)

        Shares                                                    Value
-----------------------------------------------------------------------
        14,871  Tribune Co.                              $    1,023,311
                                                         --------------
                                                              2,376,270
                                                         --------------
   Railroads -- 1.0%
        12,161  Burlington Northern
                   Santa Fe Railway Co.                       1,194,058
         4,749  CSX Corp.                                       216,080
                                                         --------------
                                                              1,410,138
                                                         --------------
   Restaurants and Lodging -- 0.6%
         9,148  Cendant Corp.*                                  190,964
         9,170  McDonalds Corp.                                 632,730
                                                         --------------
                                                                823,694
                                                         --------------
   Stores -- 5.9%
        19,356  CVS Corp.                                       753,674
        11,738  Home Depot, Inc.                                974,988
         5,343  Liz Claiborne, Inc.                             279,172
        11,555  Nordstrom, Inc.                                 892,624
         9,776  Office Depot, Inc.*                             308,555
        23,859  Penney (J.C.), Inc.                           1,725,304
        35,927  Rite Aid Corp.                                1,349,508
        25,910  Sears, Roebuck & Co.                          1,582,129
        11,572  Wal-Mart Stores, Inc.                           702,999
                                                         --------------
                                                              8,568,953
                                                         --------------
   Supermarkets -- 1.3%
        10,842  Kroger Co.*                                     464,851
           500  Meyer (Fred), Inc.                               21,250
        34,390  Safeway, Inc.*                                1,399,243
                                                         --------------
                                                              1,885,344
                                                         --------------
   Telecommunications -- 3.1%
         3,843  AirTouch Communications, Inc.*                  224,575
        11,600  Alltel Corp.                                    539,400
         9,436  Cincinnati Bell, Inc.                           270,106
         4,619  Cisco Systems, Inc.*                            425,237
         4,823  Lucent Technologies, Inc.                       401,213
        16,786  MCI Communications Corp.                        975,686
        17,314  Sprint Corp.                                  1,220,637
         9,000  WorldCom, Inc.*                                 435,938
                                                         --------------
                                                              4,492,792
                                                         --------------
   Utilities - Electric -- 2.1%
         3,659  Carolina Power & Light Co.                      158,709
        12,742  Cinergy Corp.                                   445,970
         8,680  CMS Energy Corp.                                381,920
         7,119  FPL Group, Inc.                                 448,497
         5,549  Illinova Corp.                                  166,470
         3,362  New Century Energies, Inc.                      152,761
         5,975  Pinnacle West Capital Corp.                     268,875
        14,357  Texas Utilities Co.                             597,610
         8,849  Unicom Corp.                                    310,268
         5,240  Wisconsin Energy Corp.                          159,165
                                                         --------------
                                                              3,090,245
                                                         --------------
   Utilities - Gas -- 0.9%
        12,415  Columbia Gas System, Inc.                       690,556
        12,645  KN Energy, Inc.                                 685,201
                                                         --------------
                                                              1,375,757
                                                         --------------
   Utilities - Telephone -- 1.8%
         5,390  Bell Atlantic Corp.                             245,919
         8,462  BellSouth Corp.                                 568,012
        19,884  GTE Corp.                                     1,106,047
        18,270  SBC Communications, Inc.                        730,800
                                                         --------------
                                                              2,650,778
                                                         --------------
Total U.S. Stocks                                        $  123,594,001
                                                         --------------
Foreign Stocks -- 8.0%
   Bermuda -- 0.7%
        12,656  Exel Ltd. (Insurance)                           984,795
                                                         --------------
   Canada -- 0.7%
        18,121  Canadian National Railway Co.
                   (Railroads)                                  962,678
                                                         --------------
   France -- 0.9%
        23,365  Alcatel Alsthom Compagnie, ADR
                  (Telecommunications)                          950,663
         2,471  Sanofi S.A. (Medical and
                   Health Products)                             290,178
                                                         --------------
                                                              1,240,841
                                                         --------------
   Germany -- 0.5%
         7,205  Henkel KGAA (Chemicals)                         711,925
                                                         --------------
   Japan -- 0.5%
        14,880  AFLAC, Inc. (Insurance)                         451,050
         3,000  Sony Corp. (Electronics)                        259,463
                                                         --------------
                                                                710,513
                                                         --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

        Shares                                                    Value
-----------------------------------------------------------------------
   Netherlands -- 1.2%
         4,836  Akzo Nobel N.V. (Chemicals)              $    1,073,822
         8,187  Ing Groep N V, ADR
                   (Financial Services)                         535,225
         2,600  Ing Groep N.V. (Financial
                   Services)*                                   170,057
                                                         --------------
                                                              1,779,104
                                                         --------------
   Sweden -- 0.8%
           280  Mandamus Fastighet (Real Estate
                   Investment Trust)*                             1,753
         2,026  Securitas AB (Security Services)                 99,080
        63,300  Skandia Forsakrings AB (Insurance)              903,719
         6,770  Sparbanken Sverige AB, "A"
                   (Banks and Credit Cos.)                      203,482
                                                         --------------
                                                              1,208,034
                                                         --------------
   Switzerland -- 0.7%
           275  Nestle AG, Registered Shares
                   (Food and Beverage Products)                 588,819
           283  Novartis AG (Pharmaceuticals)                   471,169
                                                         --------------
                                                              1,059,988
                                                         --------------
   United Kingdom -- 2.0%
        23,504  British Petroleum PLC, ADR (Oils)             2,074,228
        22,377  Lloyds TSB Group PLC
                   (Banks and Credit Cos.)*                     312,969
        32,392  PowerGen PLC
                   (Utilities -- Electric)*                     447,368
                                                         --------------
                                                              2,834,565
                                                         --------------
Total Foreign Stocks                                         11,492,443
                                                         --------------
Total Stocks (Identified Cost, $119,597,588)             $  135,086,444
                                                         --------------

-----------------------
Preferred Stock -- 0.0%
-----------------------

   Consumer Goods and Services
           200  Newell Financial Trust Co.##*
                   (Identified Cost, 11,325)                     11,550
                                                         --------------

-----------------------------------
Convertible Preferred Stock -- 0.4%
-----------------------------------

   Consumer Goods and Services -- 0.2%
         4,398  Newell Financial Trust Co., 5.25%*       $      253,984
                                                         --------------
   Utilities - Electric -- 0.2%
         4,265  Houston Industries, Inc., 7%                    317,742
                                                         --------------
Total Convertible Preferred Stock (Identified
 Cost, $472,791)                                                571,726
                                                         --------------

------------------------------
Short-Term Obligations -- 5.8%
------------------------------

   Principal
    Amount
 (000 Omitted)                                                   Value
----------------------------------------------------------------------
$        4,870  Federal Home Loan Mortgage
                   Corp., due 7/01/98                    $   4,870,000
         3,600  Federal National Mortgage Assn.,
                   due 7/06/98                               3,597,285
                                                         --------------
Total Short-Term Obligations, at
 Amortized Cost                                              8,467,285
                                                         --------------
Total Investments (Identified Cost,
 $128,548,989)                                             144,137,005

Other Assets, Less Liabilities -- 0.9%                       1,349,529
                                                         --------------

NET ASSETS -- 100.0%                                     $ 145,486,534
                                                         =============

*   Non-income producing security.
##  SEC Rule 144A restriction.

                       See notes to financial statements.

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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

ASSETS:
   Investments, at value
     (identified cost, $128,548,989)                               $144,137,005
   Cash                                                                   4,459
   Receivable for investments sold                                      683,691
   Receivable for Series shares sold                                  3,128,053
   Dividends receivable                                                 181,991
   Deferred organization expenses                                         4,169
   Other assets                                                             458
                                                                   ------------
     TOTAL ASSETS                                                  $ 48,139,826
                                                                   ------------
LIABILITIES:
   Payable for investments purchased                               $  2,388,876
   Payable for Series shares reacquired                                 251,735
   Payable to affiliates --
     Management fee                                                       8,798
     Shareholder servicing agent fee                                        411
     Administrative fee                                                     180
   Accrued expenses and other liabilities                                 3,292
                                                                   ------------
     TOTAL LIABILITIES                                             $  2,653,292
                                                                   ------------
NET ASSETS                                                         $145,486,534
                                                                   ============
NET ASSETS consist of:
   Paid-in capital                                                 $127,634,780
   Unrealized appreciation on investments and
     translation of assets and liabilities in
     foreign currencies                                              15,588,053
   Accumulated undistributed net realized gain
     on investments and foreign currency
     transactions                                                     1,883,700
   Accumulated undistributed net investment
     income                                                             380,001
                                                                   ------------
     TOTAL                                                         $145,486,534
                                                                   ============

SHARES OF BENEFICIAL
INTEREST OUTSTANDING                                                  7,620,796
                                                                   ============

NET ASSET VALUE PER SHARE
   (net assets/shares of beneficial interest
   outstanding)                                                    $      19.09
                                                                   ============

STATEMENT OF OPERATIONS
SIX MONTHS ENDED
June 30, 1998 (Unaudited)

NET INVESTMENT INCOME:

Income:
   Dividends                                                       $    708,005
   Interest                                                             161,099
   Foreign taxes withheld                                                (9,976)
                                                                   ------------
     Total Investment Income                                       $    859,128
                                                                   ============

Expenses:
   Management fee                                                  $    359,345
   Trustees' compensation                                                 1,017
   Shareholder servicing agent fee                                       16,825
   Administrative fee                                                     7,171
   Printing                                                              31,831
   Custodian fee                                                         19,993
   Auditing fees                                                         10,350
   Amortization of organization expenses                                    918
   Miscellaneous                                                         11,490
                                                                   ------------
     Total Expenses                                                $    458,940
   Fees paid indirectly                                                  (1,236)
   Preliminary reimbursement of expense to
     investment adviser                                                  21,423
                                                                   ------------
     Net Expenses                                                  $    479,127
                                                                   ------------
Net Investment Income                                              $    380,001
                                                                   ------------

Realized and Unrealized Gain (Loss) on
  Investments:
   Realized gain (loss) (identified
    cost basis):
     Investment transactions                                       $  2,041,914
     Foreign currency transactions                                       (2,071)
                                                                   ------------
Net Realized Gain on Investments and
  Foreign Currency Transactions                                    $  2,039,843
   Change in unrealized appreciation:
     Investments                                                   $ 10,323,099
     Translation of assets and liabilities in
       foreign currencies                                                   102
                                                                   ------------
Net Unrealized Gain on Investments and
  Foreign Currency Translation                                     $ 10,323,201
                                                                   ------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currency                                 $ 12,363,044
                                                                   ------------
Increase in Net Assets from Operations                             $ 12,743,045
                                                                   ============

                       See notes to financial statements.

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                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                       Six Months     Year Ended
                                                            Ended   December 31,
                                                    June 30, 1998           1997
                                                      (Unaudited)      (Audited)
                                                    -------------   ------------
Increase (decrease) in net assets:
From Operations:
  Net investment income                              $    380,001  $    234,505
  Net realized gain on investments and
    foreign currency transactions                       2,039,843       962,798
  Net unrealized gain on investments and
    foreign currency translation                       10,323,201     4,430,038
                                                     ------------  ------------
  Increase in net assets from operations             $ 12,743,045  $  5,627,341
                                                     ------------  ------------

Distributions declared to Shareholders:
  From net investment income                         $         --  $   (236,004)
  From net realized gain on investments and
    foreign currency transactions                              --      (962,798)
  In excess of net investment income                           --          (501)
  In excess of net realized gain on investments
    and foreign currency transactions                          --      (143,538)
                                                     ------------  ------------
  Total distributions declared to shareholders       $         --  $ (1,342,841)
                                                     ------------  ------------

Net Increase in Net Assets from Series Share
  Transactions                                       $ 74,698,419  $ 44,586,457
                                                     ------------  ------------
  Total increase in net assets                       $ 87,441,464  $ 48,870,957

Net Assets:
  At beginning of period                               58,045,070     9,174,113
                                                     ------------  ------------
  At end of period (including accumulated
    undistributed net investment income
    of $380,001 and $0, respectively)                $145,486,534  $ 58,045,070
                                                     ============  ============

                       See notes to financial statements.

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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

------------------------------
1 -- Business and Organization
------------------------------

      MFS Growth with Income Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 37 shareholders in the Series.

------------------------------------
2 -- Significant Accounting Policies
------------------------------------

General

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

      Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation

      Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of

--------------------------------------------------------------------------------


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                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses

      Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts

      The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income

      Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly

      The Series' custody fee is calculated as a percentage of the Series' month-end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions

      The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

--------------------------------------------------------------------------------


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with Income
  Series
-----------
    11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

      Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

---------------------------------
3 -- Transactions with Affiliates
---------------------------------

Investment Adviser

      The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $63,790.

      The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator

      The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

       First $1 billion                  0.0150%
       Next $1 billion                   0.0125%
       Next $1 billion                   0.0100%
       In excess of $3 billion           0.0000%

Shareholder Servicing Agent

      MFSC, a wholly-owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

-------------------------
4 -- Portfolio Securities
-------------------------

      Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $87,657,731, and $16,414,592, respectively.

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                  $128,548,989
                                                ------------
Gross unrealized appreciation                   $ 16,820,296
Gross unrealized depreciation                     (1,232,280)
                                                ------------
  Net unrealized appreciation                   $ 15,588,016
                                                ------------

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                                                                     MFS Growth
                                                                     with Income
                                                                       Series
                                                                     -----------
                                                                         11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

----------------------------------
5 -- Shares of Beneficial Interest
----------------------------------

      The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                             Six Months Ended                 Year Ended
                                 6/30/98                       12/31/97
                         ------------------------      ------------------------
                           Shares       Amount           Shares       Amount
                         ---------   ------------      ---------   ------------
Shares sold              4,712,988   $ 86,057,038      3,352,466   $ 52,088,636
Shares issued to
 shareholders in
 reinvestment of
 distributions                  --             --         83,407      1,342,841
Shares reacquired         (622,888)   (11,358,619)      (611,729)    (8,845,020)
                         ---------   ------------      ---------   ------------
  Net increase           4,090,100   $ 74,698,419      2,824,144   $ 44,586,457
                         =========   ============      =========   ============

-------------------
6 -- Line of Credit
-------------------

      The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $114.

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with Income
  Series
-----------
    11
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--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

FINANCIAL HIGHLIGHTS

Per share data (for a share outstanding throughout each period):

                                                           Six Months Ended        Year Ended December 31,
                                                             June 30, 1998       --------------------------       Period Ended
                                                              (Unaudited)            1997           1996       December 31, 1995*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $     16.44        $     12.98    $     10.61       $     10.00
                                                              -----------        -----------    -----------       -----------
  Income from investment operations#:
   Net investment income###                                   $      0.07        $      0.16    $      0.18       $      0.05
   Net realized and unrealized gain on investments
     and foreign currency transactions                               2.58               3.70           2.42              0.61
                                                              -----------        -----------    -----------       -----------
   Total from investment operations                           $      2.65        $      3.86    $      2.60       $      0.66
                                                              -----------        -----------    -----------       -----------

Less distributions declared to shareholders:
   From net investment income                                 $        --        $     (0.07)   $     (0.09)      $     (0.05)
   From net realized gain on investments and
     foreign currency transactions                                     --              (0.29)         (0.13)               --
   In excess of net realized gain on investments
     and foreign currency transactions                                 --              (0.04)         (0.01)               --
                                                              -----------        -----------    -----------       -----------
   Total distributions declared to shareholders               $        --        $     (0.40)   $     (0.23)      $     (0.05)
                                                              -----------        -----------    -----------       -----------
Net asset value, end of period                                $     19.09        $     16.44    $     12.98       $     10.61
                                                              ===========        ===========    ===========       ===========
Total return                                                        16.12%+            29.78%         24.46%             6.64%++

Ratios (to average net assets)/Supplemental Data ss.:
   Expenses                                                          1.00%+             1.00%          1.00%             1.00%+
   Net investment income                                             0.79%+             0.93%          1.52%             2.20%+
Portfolio turnover                                                     18%                42%            41%                2%
Net assets at end of period (000 omitted)                     $   145,487        $    58,045    $     9,174       $       365

* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## The Series' expenses are calculated without reduction for fees paid indirectly.
ss. Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income
      (loss) per share and the ratios would have been:

Net investment income (loss)                                 $       0.07        $      0.13    $      0.05       $     (0.41)
Ratios (to average net assets):
   Expenses##                                                        0.96%+             1.10%          2.07%            21.44%+
   Net investment income (loss)                                      0.83%+             0.82%          0.46%           (18.24)%+

                       See notes to financial statements.

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Growth Series
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-------------

--------------------------------------------------------------------------------
MFS Emerging Growth Series
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

---------------
STOCKS -- 95.6%
---------------

Shares                                                             Value
------------------------------------------------------------------------
U.S. Stocks - 90.2%

Advertising
          700  Doubleclick, Inc.*                           $     34,781

Aerospace - 0.4%
       62,000  Gulfstream Aerospace Corp.*                     2,883,000
                                                            ------------
Automotive
        3,000  Federal Mogul Corp.                               202,500
          370  Hayes Lemmerz  International, Inc.*                14,708
                                                            ------------
                                                                 217,208
                                                            ------------
Biotechnology
        1,100  Waters Corp.*                                      64,831
                                                            ------------
Broadcasting
        6,100  Citadel Communications Corp.                       97,600
                                                            ------------
Business Machines - 0.6%
       53,200  Affiliated Computer Services, Inc., "A"*        2,048,200
       40,500  Compaq Computer Corp.                           1,149,188
       23,800  Sun Microsystems, Inc.*                         1,033,812
                                                            ------------
                                                               4,231,200
                                                            ------------
Business Services - 6.0%
      279,600  AccuStaff, Inc.*                                8,737,500
       41,700  BISYS Group, Inc.*                              1,709,700
       30,600  Ceridian Corp.*                                 1,797,750
       53,596  Computer Learning Centers, Inc.*                1,333,201
       93,800  Computer Sciences Corp.*                        6,003,200
        5,500  DA Consulting Group, Inc.*                         79,063
       34,900  DST Systems, Inc.*                              1,954,400
      148,900  First Data Corp.                                4,960,231
        1,500  Fiserv, Inc.*                                      63,703
        2,200  Interim Services, Inc.*                            70,675
      114,900  Learning Tree International, Inc.*              2,312,362
       20,400  Metamor Worldwide, Inc.*                          717,825
       15,600  NOVA Corp.*                                       557,700
       95,600  Policy Management Systems Corp.*                3,752,300
        1,400  Professional Detailing, Inc.*                      34,825
       96,500  Renaissance Worldwide, Inc.*                    2,098,875
      118,275  Technology Solutions Co.*                       3,747,839
                                                            ------------
                                                              39,931,149
                                                            ------------
Cellular Telephones - 0.5%
       67,850  Century Telephone Enterprises, Inc.             3,112,619
                                                            ------------
Computer Software - Personal Computers - 4.8%
       21,185  Autodesk, Inc.                                    818,271
      287,500  Microsoft Corp.*                               31,157,812
                                                            ------------
                                                              31,976,083
                                                            ------------
Computer Software - Services - 0.1%
        1,500  International Integration, Inc.*                   25,875
       40,000  Mobius Management Systems, Inc.*                  600,000
                                                            ------------
                                                                 625,875
                                                            ------------
Computer Software - Systems - 19.3%
        1,300  Aspen Technology, Inc.*                            65,650
      526,900  BMC Software, Inc.*                            27,365,869
      574,700  Cadence Design Systems, Inc.*                  17,959,375
      550,500  Computer Associates International, Inc.        30,587,156
      467,300  Compuware Corp.*                               23,890,712
        1,200  Keane, Inc.*                                       67,200
        2,300  Learning Co., Inc.*                                68,138
      983,750  Oracle Corp.*                                  24,163,359
       21,300  Siebel Systems, Inc.*                             686,925
        7,300  SunGard Data Systems, Inc.*                       280,137
       93,300  Synopsys, Inc.*                                 4,268,475
        1,500  Whittman-Hart, Inc.*                               72,563
                                                            ------------
                                                             129,475,559
                                                            ------------
Conglomerates
        2,300 Sodexho Marriott Services, Inc.*                    66,700
                                                            ------------
Consumer Goods and Services - 5.4%
       69,300  Carson, Inc., "A"*                                545,738
       36,700  Rubbermaid, Inc.                                1,217,981
      546,162  Tyco International Ltd.                        34,408,206
                                                            ------------
                                                              36,171,925
                                                            ------------
Defense Electronics - 0.3%
       65,900  Loral Space & Communications Corp.*             1,861,675
                                                            ------------
Electrical Equipment - 0.1%
       22,500  Cable Design Technologies Corp.*                  464,063
                                                            ------------

                       See notes to financial statements.

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                                                                   MFS Emerging
                                                                   Growth Series
                                                                   -------------
                                                                         12
                                                                   -------------

--------------------------------------------------------------------------------

Shares                                                             Value
------------------------------------------------------------------------
Electronics - 0.6%
      113,100  Altera Corp.*                                 $ 3,343,519
        4,600  Intel Corp.                                       340,975
       17,700  Xilinx, Inc.*                                     601,800
                                                            ------------
                                                               4,286,294
                                                            ------------
Entertainment - 6.2%
      121,100  CBS Corp.                                       3,844,925
       52,600  Clear Channel Communications, Inc.*             5,739,975
       51,000  Cox Radio, Inc., "A"*                           2,205,750
       20,400  Gemstar International Group Ltd.*                 763,725
       77,200  Harrah's Entertainment, Inc.*                   1,794,900
       19,400  Hearst-Argyle Television, Inc.*                   776,000
       24,400  Heftel Broadcasting Corp., "A"*                 1,091,900
       82,100  Jacor Communications, Inc.*                     4,843,900
       17,000  Premier Parks, Inc.*                            1,132,625
       85,000  Time Warner, Inc.                               7,262,187
       62,000  Univision Communications, Inc., "A"*            2,309,500
      164,400  Viacom, Inc., "B"*                              9,576,300
                                                            ------------
                                                              41,341,687
                                                            ------------
Financial Institutions - 2.1%
       18,200  ARM Financial Group, Inc., "A"                    402,675
       23,800  Associates First Capital Corp., "A"             1,829,625
       70,500  Consolidated Capital Corp.*                     1,585,148
       20,200  Donaldson Lufkin & Jenrette, Inc.               1,026,413
       97,500  Franklin Resources, Inc.                        5,265,000
       36,200  Morgan Stanley Dean Witter & Co.                3,307,775
        5,000  U.S. Trust Corp.                                  381,250
                                                            ------------
                                                              13,797,886
                                                            ------------
Food and Beverage Products
        1,100  Suiza Foods Corp.*                                 65,656
                                                            ------------
Insurance - 0.3%
       12,900  Ace Ltd.                                          503,100
       32,680  Annuity and Life Re Holdings Ltd.*                723,045
        6,900  Conseco, Inc.                                     322,575
        7,500  Life Re Corp.                                     621,563
                                                            ------------
                                                               2,170,283
                                                            ------------
Machinery
       22,850  SI Handling Systems, Inc.                         299,906
                                                            ------------
Medical and Health Products - 2.2%
       39,500  Boston Scientific Corp.*                        2,829,187
       40,500  McKesson Corp.                                  3,290,625
       12,900  PSS World Medical, Inc.*                          188,663
      182,400  U.S. Surgical Corp.                             8,322,000
                                                            ------------
                                                              14,630,475
                                                            ------------
Medical and Health Technology and Services - 7.7%
       22,400  Cardinal Health, Inc.                           2,100,000
       25,500  Columbia/HCA Healthcare Corp.                     742,687
       18,100  Guidant Corp.                                   1,290,756
      173,000  HBO & Co.                                       6,098,250
        6,600  Health Management Associates, Inc., "A"*          220,688
      209,600  HealthSouth Corp.*                              5,593,700
       40,100  Integrated Health Services, Inc.                1,503,750
       25,800  Medtronic, Inc.                                 1,644,750
       59,300  Orthodontic Centers of America, Inc.*           1,241,594
       37,000  PacifiCare Health Systems, Inc., "B"*           3,269,875
        1,000  Province Healthcare Co.*                           27,688
       13,900  Steris Corp.*                                     883,953
       96,730  Total Renal Care Holdings, Inc.*                3,337,185
      324,200  United Healthcare Corp.                        20,586,700
       37,600  Wellpoint Health Networks, Inc., "A"*           2,782,400
                                                            ------------
                                                              51,323,976
                                                            ------------
Pharmaceuticals
       16,000  King Pharmaceuticals, Inc.*                       224,000
                                                            ------------
Pollution Control - 0.2%
        1,400  American Disposal Services, Inc.*                  65,625
       32,000  U.S.A. Waste Services, Inc.*                    1,580,000
                                                            ------------
                                                               1,645,625
                                                            ------------
Printing and Publishing
           50  Workflow Management, Inc.*                            403
                                                            ------------
Restaurants and Lodging - 5.3%
       49,200  Applebee's International, Inc.                  1,100,850
      106,100  Buffets, Inc.*                                  1,664,444
    1,349,404  Cendant Corp.*                                 28,168,808
        1,700  Outback Steakhouse, Inc.*                          66,300
      115,982  Promus Hotel Corp.*                             4,465,307
        1,700  Showbiz Pizza Time, Inc.*                          68,531
                                                            ------------
                                                              35,534,240
                                                            ------------

                       See notes to financial statements.

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MFS Emerging Growth Series
---------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

Shares                                                             Value
------------------------------------------------------------------------
Special Products and Services - 0.3%
        5,800  Central Parking Corp.                             269,700
       63,500  Newport News Shipbuilding, Inc.                 1,698,625
           50  School Specialty, Inc.                                819
                                                            ------------
                                                               1,969,144
                                                            ------------
Stores - 11.0%
        1,800  Borders Group, Inc.*                               66,600
       16,700  Consolidated Stores Corp.*                        605,375
      186,600  Corporate Express, Inc.*                        2,367,487
      142,200  CVS Corp.                                       5,536,912
        8,325  Dollar General Corp.                              329,358
        2,100  Duane Reade, Inc.*                                 63,000
       37,800  General Nutrition Cos., Inc.*                   1,176,525
      179,600  Home Depot, Inc.                               14,918,025
       23,900  Kohl's Corp.*                                   1,239,812
       18,600  Linens 'N Things, Inc.*                           568,463
      144,800  Lowes Co., Inc.                                 5,873,450
      142,800  Micro Warehouse, Inc.*                          2,213,400
      408,600  Office Depot, Inc.*                            12,896,437
       14,700  Proffitts, Inc.*                                  593,513
      401,000  Republic Industries, Inc.*                     10,025,000
      286,500  Rite Aid Corp.                                 10,761,656
      148,550  Staples, Inc.*                                  4,298,666
        2,100  Viking Office Products, Inc.*                      65,888
                                                            ------------
                                                              73,599,567
                                                            ------------
Supermarkets - 1.8%
      235,800  Meyer (Fred), Inc.*                            10,021,500
       47,000  Safeway, Inc.*                                  1,912,312
                                                            ------------
                                                              11,933,812
                                                            ------------
Telecommunications - 14.8%
       46,500  AirTouch Communications, Inc.*                  2,717,344
        9,700  Amdocs Ltd.*                                      146,713
       36,400  American Tower Corp., "A"*                        907,725
        9,900  Aspect Telecommunications Corp.*                  271,012
      393,050  Cisco Systems, Inc.*                           36,185,166
      155,380  Global TeleSystems Group, Inc.*                 7,574,775
      224,800  Intermedia Communications, Inc.*                9,427,550
        2,100  L-3 Communications Holding, Inc.*                  68,250
       79,300  Lucent Technologies, Inc.                       6,596,769
      242,600  MCI Communications Corp.                       14,101,125
       50,400  Sprint Corp.                                    3,553,200
       80,900  Tel-Save Holdings, Inc.*                        1,193,275
       44,500  Tellabs, Inc.*                                  3,187,312
      267,900  WorldCom, Inc.*                                12,976,406
                                                            ------------
                                                              98,906,622
                                                            ------------
Transportation - 0.2%
       27,900  Coach USA, Inc.*                                1,272,938
                                                            ------------
Total U.S. Stocks                                            604,216,782
                                                            ------------
---------------------
Foreign Stocks - 5.4%
---------------------

Germany - 3.8%
       37,225  SAP AG, Preferred (Computer Software
                  - Systems)                                  25,242,527
                                                            ------------
Netherlands - 0.1%
       22,100  Elsag Bailey Process Automation N.V.
                  (Machinery)*                                   531,781
                                                            ------------
Sweden - 0.4%
      220,450  Saab AB, "B" (Aerospace)                        2,319,073
       39,000  Skandia Forsakrings AB (Insurance)                556,794
                                                            ------------
                                                               2,875,867
                                                            ------------
United Kingdom - 1.1%
        1,300  ARM Holdings PLC  (Computer Software -
                  Systems)*                                       24,937
       22,800  ARM Holdings PLC, ADR  (Computer
                  Software - Systems)*                         1,396,500
        1,200  CBT Group PLC, ADR (Computer Software
                  - Personal Computers)                           64,200
      174,600  Danka Business Systems, ADR (Business
                  Services)                                    2,062,463
          300  ICON PLC, ADR (Biotechnology)*                      7,575
      224,600  Sema Group PLC (Computer Software -
                  Systems)                                     2,641,165
      543,300  Taylor Nelson Sofres PLC (Market Research)      1,114,657
                                                            ------------
                                                               7,311,497
                                                            ------------
Total Foreign Stocks                                          35,961,672
                                                            ------------
Total Stocks (Identified Cost, $505,156,262)                 640,178,454
                                                            ------------

                       See notes to financial statements.

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                                                                   Growth Series
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------
Principal
Amount                                                             Value
------------------------------------------------------------------------

-----------------------------
Short-Term Obligations - 4.4%
-----------------------------

       $4,130  Federal Home Loan Bank,  due 7/01/98            4,130,000
       15,500  Federal Home Loan Mortgage Corp., due
                  7/14/98 -7/23/98                            15,458,590
       10,000  Federal National Mortgage Assn., due
                  7/17/98                                      9,975,715
                                                            ------------
Total Short-Term Obligations, at Amortized Cost               29,564,305
                                                            ------------
Total Investments (Identified Cost, $534,720,567)            669,742,759
                                                            ------------
Other Assets, Less Liabilities                                    85,884
                                                            ------------
NET ASSETS - 100.0%                                          669,828,643
                                                            ============
* Non-income producing security.

                       See notes to financial statements.

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Growth Series
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--------------------------------------------------------------------------------
MFS Emerging Growth Series
---------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES

Assets:
  Investments, at value (identified cost
    $534,720,567)                                                 $669,742,759
  Cash                                                                   1,179
  Receivable for Series shares sold                                  8,703,548
  Receivable for investments sold                                    1,580,981
  Interest and dividends receivable                                     83,589
  Deferred organization expenses                                         3,799
  Other assets                                                           2,522
                                                                  ------------
    Total Assets                                                   680,118,377
                                                                  ------------
Liabilities:
  Payable for Series shares reacquired                               2,644,405
  Payable for investments purchased                                  7,424,784
  Payable to affiliates --
    Management fee                                                      40,840
    Shareholder servicing agent fee                                      1,906
    Administrative fee                                                     817
  Accrued expenses and other liabilities                               176,982
                                                                  ------------
    Total Liabilities                                               10,289,734
                                                                  ------------
    Net Assets                                                    $669,828,643
                                                                  ============
Net Assets consist of:
  Paid-in capital                                                 $532,387,124
  Unrealized appreciation on investments and
   translation of assets and liabilities in
   foreign currencies                                              135,022,066
  Accumulated undistributed net realized gain
   on investments and foreign currency
   transactions                                                      2,589,298
  Accumulated net investment loss                                     (169,845)
                                                                  ------------
    Total Net Assets                                              $669,828,643
                                                                  ============
    Shares of Beneficial Interest Outstanding                     $ 34,438,963
                                                                  ============
    Net Asset Value, offering price, and
      redemption price per share (net assets
      shares of beneficial interest outstanding)                  $      19.45
                                                                  ============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Net Investment Income (Loss):
Income:
  Interest                                                        $    839,881
  Dividends                                                          1,247,024
  Foreign taxes withheld                                                (9,573)
                                                                  ------------
    Total Investment Income                                          2,077,332
                                                                  ------------
Expenses:
  Management fee                                                     1,946,932
  Trustees' compensation                                                 1,017
  Shareholder servicing agent fee                                       90,834
  Administrative fee                                                    39,027
  Auditing fees                                                          1,050
  Printing                                                              85,574
  Legal fees                                                             1,011
  Custodian fee                                                         93,718
  Amortization of organization expenses                                    911
  Miscellaneous                                                          8,627
                                                                  ------------
    Total Expenses                                                   2,268,701
    Fees paid indirectly                                               (21,524)
                                                                  ------------
Net Expenses                                                         2,247,177
                                                                  ------------
Net Investment Loss                                                   (169,845)
                                                                  ============
Realized and Unrealized Gain (Loss) on
   Investments:
  Investment transactions                                            5,822,534
  Foreign currency transactions                                         (1,454)
                                                                  ------------
  Net realized gain on investments and foreign
   currency transactions                                             5,821,080
                                                                  ------------
  Change in unrealized appreciation
   (depreciation) -- Investments                                    90,375,640
  Translation of assets and liabilities in
   foreign currency                                                       (474)
                                                                  ------------
Net unrealized gain on investments and foreign
   currency translation                                             90,375,166
                                                                  ------------
Net realized and unrealized gain on investments
   and foreign currency                                             90,196,246
                                                                  ------------
Increase in net assets from operations                            $ 96,026,401
                                                                  ============

                       See notes to financial statements.

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                                                                   Growth Series
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                        Six Months Ended    Year Ended
                                                          June 30, 1998    December 31,
                                                          (Unaudited)          1997
                                                         -------------    -------------
Increase (decrease) in net assets:
From Operations:
  Net investment income                                  $    (169,845)   $    (966,728)
  Net realized gain on investments and foreign
    currency transactions                                    5,821,080        5,389,134
  Net unrealized gain on investments and
    foreign currency translation                            90,375,166       42,663,050
                                                         -------------    -------------
  Increase in net assets from operations                    96,026,401       47,085,456
                                                         -------------    -------------
Distributions declared to shareholders from net
  realized gain on investments and foreign
  currency transactions                                     (4,774,635)              --
                                                         -------------    -------------
Net increase in net assets from Series share
  transactions                                             194,096,617      232,438,500
                                                         -------------    -------------
  Total increase in net assets                             285,348,383      279,523,956
Net Assets:
  At beginning of period                                   384,480,260      104,956,304
                                                         -------------    -------------
  At end of period (including accumulated net
    investment loss of  169,845 and  0,
    respectively)                                        $ 669,828,643    $ 384,480,260
                                                         =============    =============

                      See notes to financial statements.

--------------------------------------------------------------------------------


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Growth Series
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-------------

--------------------------------------------------------------------------------
MFS Emerging Growth Series
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

---------------------------
1 Business and Organization
---------------------------

      MFS Emerging Growth Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which comprises the following 13 series: MFS(R) Bond Series, MFS Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Government Series. The Series is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 67 shareholders of the Series.

---------------------------------
2 Significant Accounting Policies
---------------------------------

General

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

      Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation

      Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses

      Costs incurred by the Series in connection with its organization have been deferred and are being amor-

--------------------------------------------------------------------------------


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                                                                   Growth Series
                                                                   -------------
                                                                         12
                                                                   -------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

tized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income

      Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly

      The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions

      The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

      The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

      Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

------------------------------
3 Transactions with Affiliates
------------------------------

Investment Adviser

      The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

Administrator

      The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

      First $1 billion                 0.0150%
      Next $1 billion                  0.0125%
      Next $1 billion                  0.0100%

      In excess of $3 billion          0.0000%

      The Series pays no compensation directly to its

--------------------------------------------------------------------------------


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Growth Series
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-------------

--------------------------------------------------------------------------------
MFS Emerging Growth Series
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

      Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

----------------------
4 Portfolio Securities
----------------------

      Purchases and sales of investments, other than short-term obligations, aggregated $306,912,583 and $128,350,028, respectively.

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                  $ 534,720,567
                                -------------
Gross unrealized appreciation   $ 153,172,349
Gross unrealized depreciation     (18,150,157)
                                -------------
Net unrealized appreciation     $ 135,022,192
                                -------------

-------------------------------
5 Shares of Beneficial Interest
-------------------------------

      The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                Six Months Ended       Year Ended   Six Months Ended       Year Ended
                                        June 30,     December 31,           June 30,     December 31,
                                            1998             1997               1998             1997
                                     (Unaudited)        (Audited)        (Unaudited)        (Audited)
-----------------------------------------------------------------------------------------------------
                                                Shares                             Amount
-----------------------------------------------------------------------------------------------------
Shares sold                           17,207,070    $ 314,252,317         30,029,411    $ 444,027,559
Shares issued to shareholders in
  reinvestment of distributions          257,393        4,774,635                 --               --
Shares reacquired                     (6,858,359)    (124,930,335)       (14,125,232)    (211,589,059)
-----------------------------------------------------------------------------------------------------
   Net increase                       10,606,104    $ 194,096,617         15,904,179    $ 232,438,500
-----------------------------------------------------------------------------------------------------

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                                                                   Growth Series
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

----------------
6 Line of Credit
----------------

      The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1998, was $675.

--------------------------------------------------------------------------------


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Growth Series
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-------------

--------------------------------------------------------------------------------
MFS Emerging Growth Series
---------------------------------------

FINANCIAL HIGHLIGHTS

Per share data (for a share outstanding throughout each period):

                                                    Six Months Ended       Year Ended December 31,      Period Ended
                                                     June 30, 1998         -----------------------      December 31,
                                                      (Unaudited)            1997             1996           1995*
                                                       -----------       ----------      -----------     -----------
Operating performance:
   Net asset value, beginning of period .............  $     16.13       $     13.24     $     11.41     $     10.00
                                                       -----------       -----------     -----------     -----------
   Income from investment operations:
     Net investment income (loss) ...................  $     (0.01)      $     (0.06)    $     (0.01)    $      0.01
     Net realized and unrealized gain on
      investments and foreign currency transactions .         3.50              2.95            1.95            1.74
                                                       -----------       -----------     -----------     -----------
   Total from investment operations .................  $      3.49       $      2.89     $      1.94     $      1.75
                                                       -----------       -----------     -----------     -----------
Less distributions declared to shareholders:
   From net investment income .......................           --                --              --           (0.01)
   From net realized gain on investments
     and foreign currency transactions ..............        (0.17)               --           (0.06)          (0.26
   In excess of net realized gain on investments
     and foreign currency transactions ..............           --                --           (0.05)             --
   From capital .....................................           --                --              --           (0.07)
                                                       -----------       -----------     -----------     -----------
   Total distributions declared to shareholders .....  $     (0.17)      $        --     $     (0.11)    $     (0.34)
                                                       -----------       -----------     -----------     -----------
Net asset value, end of period ......................  $     19.45       $     16.13     $     13.24     $     11.41
                                                       ===========       ===========     ===========     ===========
   Total return .....................................        21.54%++          21.90%          17.02%          17.41%++
                                                       ===========       ===========     ===========     ===========

Ratios (to average net assets) Supplemental data(s):
   Expenses .........................................         0.88%+            0.90%           1.00%           1.00%+
   Net investment income (loss) .....................        (0.07)%+          (0.38)%         (0.08)%          0.10%+
Portfolio turnover ..................................           26%              112%             96%             73%
Net assets at end of period (in 000's) ..............  $   669,829       $   384,480     $   104,956     $     3,869

----------
*     For the period from the commencement of the Series' investment operations,
      July 24, 1995, through December 31, 1995.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
##    The Series' expenses are calculated without reduction for fees paid indirectly.
(S)   Prior to January 1, 1998, subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the
      Series, exclusive of management fees, at no more than 0.25% of average daily net assets. To the extent actual expenses were over or under these limitations, the net investment loss per share and the ratios would have been:

Net investment loss .................................         --             $(0.05)          $(0.03)         $(0.18)
Ratios (to average net assets):
Expenses##...........................................         --               0.87%            1.16%           2.91%+
Net investment loss .................................         --              (0.35)%          (0.23)%         (1.78)%+

                       See notes to financial statements.

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Return Series
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-------------

--------------------------------------------------------------------------------
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---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

--------------
STOCKS - 57.9%
--------------

Shares                                                             Value
------------------------------------------------------------------------
U.S. STOCKS -- 49.5%

Aerospace -- 3.4%
       32,100  Allied Signal, Inc.                          $111,424,437
       14,000  General Dynamics Corp                            .651,000
        8,450  Goodrich (B.F.) Co.                               419,331
        6,300  Lockheed-Martin Corp.6                             67,013
        4,779  Raytheon Co., "A"                                 275,390
        9,550  Raytheon Co., "B"                                 564,644
        1,480  United Technologies Corp.                         136,900
                                                            ------------
                                                               4,138,715
                                                            ------------
Automotive -- 1.2%
        7,400  Ford Motor Co.                                    436,600
       18,600  TRW, Inc.                                       1,016,025
                                                            ------------
                                                               1,452,625
                                                            ------------
Banks and Credit Companies -- 4.2%
       12,560  Bank of New York, Inc.                            762,235
        2,650  Fleet Financial Group, Inc.                       221,275
       20,600  National City Corp.                             1,462,600
        8,080  NationsBank Corp.                                 618,120
        5,500  Northern Trust Corp.                              419,375
       15,000  Norwest Corp.                                     560,625
       22,100  PNC Bank Corp.                                  1,189,256
                                                            ------------
                                                               5,233,486
                                                            ------------
Business Machines -- 1.2%
       12,520  International Business Machines Corp.           1,437,452
                                                            ------------
Cellular Telephones -- 0.1%
        4,500  Telephone & Data Systems, Inc.                    177,188
                                                            ------------
Chemicals -- 0.5%
       12,200  Air Products & Chemicals, Inc.                    488,000
          980  Dow Chemical Co.                                   94,754
                                                            ------------
                                                                 582,754
                                                            ------------
Computer Software -- Personal Computers
        1,512  Compaq Computer Corp.                              42,903
                                                            ------------
Conglomerates
        1,400  Eastern Enterprises                                60,025
                                                            ------------
Consumer Goods and Services -- 2.0%
        1,000  Colgate-Palmolive Co.                              88,000
        8,200  Kimberly-Clark Corp.                              376,175
       19,630  Philip Morris Cos., Inc.                          772,931
       13,110  Rubbermaid, Inc.                                  435,088
        7,657  Service Corp. International                       328,294
        7,000  Tyco International Ltd.                           441,000
                                                            ------------
                                                               2,441,488
                                                            ------------
Electrical Equipment -- 2.2%
       10,900  Cooper Industries, Inc.                           598,819
       17,800  General Electric Co.                            1,619,800
       11,500  Hubbell, Inc.                                     478,687
                                                            ------------
                                                               2,697,306
                                                            ------------
Electronics -- 0.1%
        6,000  Analog Devices, Inc.*                             147,375
                                                            ------------
Entertainment -- 0.8%
       16,100  Viacom, Inc., "B"*                                937,825
                                                            ------------
Financial Institutions -- 2.9%
        3,490  American Express Co.                              397,860
        5,373  Associates First Capital Corp., "A"               413,049
        1,200  Beneficial Corp.                                  183,825
        7,950  Edwards (A.G.), Inc.                              339,366
       14,340  Federal Home Loan Mortgage Corp.                  674,876
        6,300  Federal National Mortgage Assn.                   382,725
          700  Federated Investors, Inc., "A"*                    12,950
        7,282  First Union Corp.                                 424,176
        2,900  Morgan (J.P.) & Co.                               339,663
        4,300  Morgan Stanley, Dean Witter & Co.                 392,913
                                                            ------------
                                                               3,561,403
                                                            ------------
Food and Beverage Products -- 1.1%
       38,200  Archer-Daniels-Midland Co.                        740,125
        5,150  General Mills, Inc.                               352,131
        7,500  McCormick & Co., Inc.                             267,891
                                                            ------------
                                                               1,360,147
                                                            ------------
Forest and Paper Products -- 1.1%
       12,800  Champion International Corp.                      629,600
       16,200  Weyerhaeuser Co.                                  748,238
                                                            ------------
                                                               1,377,838
                                                            ------------
Insurance -- 6.0%
       16,100  Chubb Corp.                                     1,294,037
       13,700  CIGNA Corp.                                       945,300

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                   Return Series
                                                                   -------------
                                                                         13
                                                                   -------------

--------------------------------------------------------------------------------

Shares                                                             Value
------------------------------------------------------------------------
       11,200  Equitable Cos., Inc.                         $    839,300
       11,600  Jefferson Pilot Corp.                             672,075
       15,600  Lincoln National Corp.                          1,425,450
       13,200  Provident Cos., Inc.                              455,400
       21,400  Torchmark Corp.                                   979,050
        6,800  Transamerica Corp.                                782,850
                                                            ------------
                                                               7,393,462
                                                            ------------
Machinery -- 0.4%
        3,150  Deere & Co., Inc.                                 166,556
        5,100  Lear Corp.*                                       261,694
          780  York International Corp.                           33,979
                                                            ------------
                                                                 462,229
                                                            ------------
Medical and Health Products -- 2.8%
       20,560  American Home Products Corp.                    1,063,980
        2,480  Baxter International, Inc.                        133,455
       19,300  Bristol-Myers Squibb Co.                        2,218,294
                                                            ------------
                                                               3,415,729
                                                            ------------
Medical and Health Technology and Services -- 1.0%
       27,100  Columbia/HCA Healthcare Corp.                     789,288
        7,000  United Healthcare Corp.                           444,500
                                                            ------------
                                                               1,233,788
                                                            ------------
Metals and Minerals -- 0.4%
        7,750  Aluminum Cos. of America                          511,016
                                                            ------------
Oil Services -- 0.3%
        5,100  Baker Hughes, Inc.                                176,269
        3,400  Schlumberger Ltd.                                 232,262
                                                            ------------
                                                                 408,531
                                                            ------------
Oils -- 3.9%
        7,780  Amoco Corp.                                       323,843
        8,620  Atlantic Richfield Co.                            673,437
       10,400  Exxon Corp.                                       741,650
        4,160  Mobil Corp.                                       318,760
       14,000  Occidental Petroleum Corp.                        378,000
       17,200  Texaco, Inc.                                    1,026,625
       14,100  Unocal Corp.                                      504,075
       23,400  USX-Marathon Group                                802,912
                                                            ------------
                                                               4,769,302
                                                            ------------
Photographic Products -- 0.2%
        3,430  Eastman Kodak Co.                                 250,604
                                                            ------------
Pollution Control -- 0.5%
       19,000  Browning Ferris Industries, Inc.                  660,250
                                                            ------------
Railroads -- 0.3%
       10,300  Norfolk Southern Corp.                            307,069
                                                            ------------
Real Estate Investment Trusts -- 1.0%
        8,100  Arden Realty, Inc.                                209,588
        6,400  Boston Properties, Inc.                           220,800
        7,400  Hospitality Properties Trust                      237,725
       10,400  Prime Group Realty Trust                          178,100
        9,600  TriNet Corporate Realty Trust, Inc.               326,400
                                                            ------------
                                                               1,172,613
                                                            ------------
Stores -- 2.4%
       12,000  Penney (J.C.), Inc.                               867,750
       32,600  Rite Aid Corp.                                  1,224,537
       15,700  Sears, Roebuck & Co.                              958,681
                                                            ------------
                                                               3,050,968
                                                            ------------
Supermarkets -- 0.6%
        6,600  Meyer (Fred), Inc.*                               280,500
       11,600  Safeway, Inc.*                                    471,975
                                                            ------------
                                                                 752,475
                                                            ------------
Telecommunications -- 0.7%
       13,100  Sprint Corp.                                      923,550
                                                            ------------
Utilities - Electric -- 3.2%
       19,500  Carolina Power & Light Co.                        845,812
       12,700  Cinergy Corp.                                     444,500
        7,500  CMS Energy Corp., "G"                             330,000
        2,700  FPL Group, Inc.                                   170,100
        7,700  GPU, Inc.                                         291,156
        9,900  New Century Energies, Inc.                        449,831
       14,500  Pacificorp                                        328,063
       10,300  Pinnacle West Capital Corp.                       463,500
       23,400  Southern Co.                                      647,888
                                                            ------------
                                                               3,970,850
                                                            ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Return Series
-------------
     13
-------------

--------------------------------------------------------------------------------
MFS Total Return Series
---------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

Shares                                                             Value
------------------------------------------------------------------------
Utilities - Gas -- 2.1%
       17,630  Coastal Corp.                                $  1,230,794
       10,200  Columbia Gas System, Inc.                         567,375
       13,000  Marketspan Corp.*                                 389,187
       10,900  UGI Corp.                                         271,138
        2,500  Williams Cos., Inc.                                84,375
                                                            ------------
                                                               2,542,869
                                                            ------------
Utilities - Telephone -- 2.9%
       13,200  AT&T Corp.                                        754,050
       11,600  Bell Atlantic Corp.                               529,250
        1,900  BellSouth Corp.                                   127,537
       24,950  GTE Corp.                                       1,387,844
       20,544  SBC Communications, Inc.                          821,760
                                                            ------------
                                                               3,620,441
                                                            ------------
Total U.S. Stocks                                             61,094,276
                                                            ------------
----------------------
Foreign Stocks -- 8.4%
----------------------
Canada -- 0.3%
        6,600  Canadian National Railway Co.
                 (Railroads)                                     350,625
                                                            ------------
France -- 0.4%
       10,800  Alcatel Alsthom Compagnie, ADR
                 (Telecommunications)                            439,425
                                                            ------------
Germany -- 1.2%
       10,900  Henkel KGaA (Chemicals)                         1,077,027
        8,000  Hoechst AG (Chemicals)                            401,882
                                                            ------------
                                                               1,478,909
                                                            ------------
Netherlands -- 2.4%
        6,300  AKZO Nobel N.V. (Chemicals)                     1,398,900
       16,728  ING Groep N.V. (Financial Services)*            1,094,117
        9,380  Royal Dutch Petroleum Co.,
                 ADR (Oils)                                      514,141
                                                            ------------
                                                               3,007,158
                                                            ------------
Sweden -- 0.6%
       27,000  Volvo AB, ADR (Automotive)                        798,187
                                                            ------------
Switzerland -- 0.6%
          370  Nestle AG, Registered Shares
                 (Food and Beverage Products)                    792,230
                                                            ------------
United Kingdom-- 2.9%
       25,696  British Petroleum PLC, ADR (Oils)               2,267,672
       16,971  Diageo PLC (Food and
                 Beverage Products)                              200,985
       11,700  Glaxo Wellcome PLC, ADR
                 (Medical and Health Products)                   699,806
        5,760  SmithKline-Beecham PLC, ADR
                 (Medical and Health Products)                   348,480
                                                            ------------
                                                               3,516,943
                                                            ------------
Total Foreign Stocks                                          10,383,477
                                                            ------------
Total Stocks    (Identified Cost, $63,191,461)                71,477,753
                                                            ------------

--------------
Bonds -- 34.2%
--------------

  Principal
   Amount
(000 Omitted)                                                      Value
------------------------------------------------------------------------
U.S. BONDS -- 33.9%

Aerospace -- 0.6%
          250  B E Aerospace, 8s, 2008                           249,375
          260  K & F Industries, Inc., 9.25s, 2007               262,600
           20  Northrup Grumman Corp., 9.375s, 2024               24,475
          150  Stellex Industries, Inc., 9.5s, 2007              147,375
                                                            ------------
                                                                 683,825
                                                            ------------
Airlines -- 0.3%
          150  Continental Airlines, Inc., 9.5s, 2001            159,563
          132  Northwest Airlines, Inc., 7.625s, 2005            132,516
           55  Northwest Airlines, Inc., 8.7s, 2007               57,738
                                                            ------------
                                                                 349,817
                                                            ------------
Apparel and Textiles
           20  Burlington Industries, Inc., 7.25s, 2027           20,633

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                   Return Series
                                                                   -------------
                                                                         13
                                                                   -------------

--------------------------------------------------------------------------------

  Principal
   Amount
(000 Omitted)                                                      Value
------------------------------------------------------------------------
Automotive -- 0.3%
    $     140  Federal Mogul Corp., 7.5s, 2004              $    139,718
           45  Federal Mogul Corp., 7.75s, 2006                   44,984
           20  Ford Motor Co., 8.9s, 2032                         25,594
          110  Ford Motor Credit Co., 6.125s, 2003               110,008
                                                            ------------
                                                                 320,304
                                                            ------------
Banks and Credit Companies -- 0.8%
          300  Beaver Valley Funding Corp., 9s, 2017             343,065
           50  Capital One Financial Corp., 7.25s, 2003           50,625
          270  MBNA Capital, 8.278s, 2026                        292,737
           20  Riggs National Corp., 8.5s, 2006                   20,944
          210  Washington Mutual Capital I, 8.375s, 2027         236,901
                                                            ------------
                                                                 944,272
                                                            ------------
Building -- 0.2%
           36  American Standard, Inc., 7.625s, 2010              35,280
          140  McDermott, Inc., 9.375s, 2002                     149,906
           50  Nortek, Inc., 9.25s, 2007                          51,000
           50  Williams Scotsman, Inc., 9.875s, 2007              52,000
                                                            ------------
                                                                 288,186
                                                            ------------
Business Machines -- 0.2%
          460  Xerox Corp., 0s, 2018                             262,200
                                                            ------------
Cellular Telephones -- 0.1%
          140  Airtouch Communications, Inc., 6.65s, 2008        141,082
                                                            ------------
Conglomerates -- 0.6%
           95  News America Holdings, Inc., 6.625s, 2008          94,859
           10  News America Holdings, Inc., 7.75s, 2045           10,732
           20  News America Holdings, Inc., 8s, 2016              22,035
          500  News America Holdings, Inc., 8.875s, 2023         595,720
                                                            ------------
                                                                 723,346
                                                            ------------
Construction Services -- 0.5%
          500  Georgia Pacific Corp., 9.5s, 2022                 583,065

Consumer Goods and Services -- 0.3%
          105  Hilfiger (Tommy) USA, Inc., 6.5s, 2003            104,908
           80  Hilfiger (Tommy) USA, Inc., 6.85s, 200            879,917
          150  Kindercare Learning
                 Centers, Inc., 9.5s, 2009                       150,750
                                                            ------------
                                                                 335,575
                                                            ------------
Corporate Asset Backed -- 0.4%
          370  Beneficial Home Equity Loan Trust,
                 5.768s, 2037                                    369,655
           24  Continental Airlines, Inc., 9.5s,                  28,100
           20  Continental Airlines Pass-Through
                 Trust, 6.648s, 2017                              20,408
          100  Criimi Mae Commercial Mortgage
                 Trust, 7s, 2011+                                 98,031
           19  United Airlines Pass-Through Trust,
                 7.27s, 2013+                                     20,223
                                                            ------------
                                                                 536,417
                                                            ------------
Electrical Equipment
           50  Honeywell, Inc., 6.625s, 2028                      50,632

Entertainment -- 2.2%
           40  Circus Circus Enterprises, Inc., 7s, 2036          38,727
        1,099  Hearst Argyle Television, Inc., 7.5s, 2027      1,170,699
          374  Time Warner, Inc., 0s to 2016, 8.3s to 2036       121,688
           79  Time Warner, Inc., 9.125s, 2013                    96,147
          709  Time Warner, Inc., 9.15s, 2023                    893,879
          320  Time Warner Pass-Through Asset Trust,
                6.1s, 2001##                                     318,438
           65  Viacom, Inc., 6.75s, 2003                          65,650
                                                            ------------
                                                               2,705,228
                                                            ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

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Return Series
-------------
     13
-------------

--------------------------------------------------------------------------------
MFS Total Return Series
---------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

  Principal
   Amount
(000 Omitted)                                                      Value
------------------------------------------------------------------------
Financial Institutions -- 1.9%
    $     110  Bear Stearns Cos., Inc., 6.2s, 2003          $    110,235
           70  Capital One Bank, 6.7s, 2008                       70,739
           80  Donaldson, Lufkin & Jenrette,
                 6.5s, 2008                                       79,994
           20  First Empire Capital Trust I,
                 8.234s, 2027                                     21,912
        1,300  Goldman Sachs Group LP,
                 5.9s, 2003                                    1,282,840
           70  Lehman Brothers, Inc., 6.5s, 2008                  70,363
            4  Lehman Brothers, Inc., 7.5s, 2026                   4,461
          190  Natexis Ambs Co. LLC, 8.44s, 2049                 189,354
           50  Paine Webber Group, Inc., 6.55s, 2008              49,667
          111  Riggs Capital II, 8.875s, 2027                    123,626
          325  Salton Sea Funding Corp., 7.84s, 2010             353,733
                                                            ------------
                                                               2,356,924
                                                            ------------
Financial Services -- 0.3%
          418  Contifinancial Corp., 7.5s, 2002                  416,077
                                                            ------------
Food Products --  0.1%
           70  Nabisco, Inc., 6.375s, 2035                        69,550
                                                            ------------
Forest and Paper Products -- 0.3%
           50  Boise Cascade Co., 7.43s, 2005                     51,193
           95  Georgia Pacific Corp., 7.25s, 2028                 96,892
           30  U.S. Timberlands, 9.625s, 2007                     30,375
          190  Waterford 3 Funding Corp.,
                 8.09s, 2017                                     196,943
                                                            ------------
                                                                 375,403
                                                            ------------
Industrial -- 1.1%
          300  Interace, Inc., 7.3s, 2008                        302,817
        1,000  Owens Illinois, Inc., 7.5s, 2010                1,013,970
                                                            ------------
                                                               1,316,787
                                                            ------------
Insurance -- 0.4%
          221  Atlantic Mutual Insurance Co.,
                 8.15s, 2028                                     228,425
          160  Conseco, Inc., 6.4s, 2001                         159,898
           95  Fairfax Financial Holdings Limited,
                 7.375s, 2018                                     97,453
           25  Nationwide Mutual Life Insurance Co.,
                 7.5s, 2024##                                     25,919
           40  Safeco Capital Trust I, 8.072s, 2037               42,744
           20  Travelers Capital III, 7.75s, 2036                 20,958
                                                            ------------
                                                                 575,397
                                                            ------------
Media -- 0.1%
           50  Frontiervision Operating
                 Partnership LP, 11s, 2006                        55,375
           30  Outdoor Systems, Inc., 8.875s, 2007                31,238
                                                            ------------
                                                                  86,613
                                                            ------------
Medical and Health Products
           20  Tenet Healthcare Corp.,
                 7.625s, 2008##                                   20,225
                                                            ------------
Medical and Health Technology and Services -- 0.3%
           40  Columbia/HCA Healthcare Corp., 6.875s, 2001        39,222
           70  Columbia/HCA Healthcare Corp., 6.91s, 2005         67,989
          275  Columbia/HCA Healthcare Corp., 7.69s, 20252       265,702
           20  HealthSouth Corp., 6.875s, 2005                    20,007
                                                            ------------
                                                                 392,920
                                                            ------------
Metal Fabrication -- 0.2%
          260  Metals USA, Inc., 8.625s, 2008                    252,200
                                                            ------------
Metals and Minerals -- 0.2%
          200  Kaiser Aluminum &
                 Chemical Corp., 10.875s, 2006                   215,000
                                                            ------------
Oil Services -- 0.1%
           20  Clark Refining & Marketing, Inc.,
                 8.375s, 2007                                     20,100
           20  Kcs Energy, 8.875s, 2008                           19,000
           20  Ultramar Diamond Shamrock
                 Corp., 7.2s, 201720,797
           20  Vintage Petroleum, Inc., 8.625s, 2009              20,200
                                                            ------------
                                                                  80,097
                                                            ------------
                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                   Return Series
                                                                   -------------
                                                                         13
                                                                   -------------

--------------------------------------------------------------------------------

  Principal
   Amount
(000 Omitted)                                                      Value
------------------------------------------------------------------------
Oils -- 1.8%
    $      20  Belco Oil & Gas Corp., 8.875s, 2007          $     19,300
           20  Cliffs Drilling Co., 10.25s, 2003                  21,400
           79  Lasmo USA, Inc., 7.3s, 2027                        78,764
          350  Oryx Energy Co., 8.375s, 2004                     377,346
          160  Petroleum Geo Services, 7.125s, 2028              161,926
        1,200  Sun Co., Inc., 9s, 2024                         1,490,868
           10  Synder Oil Corp., 8.75s, 2007                      10,050
           40  Transocean Offshore, Inc., 8s, 2027                45,389
           20  Wiser Oil Co., 9.5s, 2007                          18,800
                                                            ------------
                                                               2,223,843
                                                            ------------
Special Products and Services
           30  Polymer Group, Inc., 9s, 2007                      30,525
                                                            ------------
Supermarkets
           30  Marsh Supermarkets, Inc., 8.875s, 2007             30,600
                                                            ------------
Telecommunications -- 1.1%
           50  Allbritton Communications Co.,
                 8.875s, 2008                                     54,000
          500  Century Communications Corp.,
                 0s, 2008                                        226,875
           30  Chancellor Media Corp., 8.75s, 2007                31,275
          270  Continental Cablevision, Inc., 11s,
                  2007                                           294,783
           50  Intermedia Communications, Inc.,
                 0s to 2002, 11.25s to 2007                       36,500
           50  Level 3 Commerce, Inc., 9.125s, 2008##             48,625
          150  Nextel Communications, Inc.,
                 0s to 1999, 9.75s to 2004                       145,875
           50  Pagemart Wireless, Inc., 0s to 2003,
                 11.25s to 200                                   830,000
           20  TCI Communications Financing III,
                 9.65s, 2027                                      24,499
           90  TCI Communications, Inc., 6.375s, 2003             90,662
           60  TCI Communications, Inc., 8s, 2005                 65,514
          150  Tele-Communications, Inc., 6.34s, 2002            149,446
            5  Turner Broadcasting Systems, Inc.,
                 8.375s, 2013                                      5,731
          150  Western Wireless Corp., 10.5s, 2007               161,250
           20  WorldCom, Inc., 8.875s, 2006                       21,758
                                                            ------------
                                                               1,386,793
                                                            ------------
Transportation -- 0.2%
          246  Federal Express Corp., 7.65s, 2014                267,001
                                                            ------------
U.S. Federal Agencies -- 1.1%
       $1,364  Federal National Mortgage
                 Association - 1.1%
                 FNMA, 6.5s, 2013                              1,371,908
                                                            ------------
U.S. Government Guaranteed -- 13.6%

Government National Mortgage Association -- 2.2%
          354  GNMA, 7s, 2028                                    360,003
        1,150  GNMA, 7.5s, 2026 - 2027                         1,181,971
        1,127  GNMA, 8s, 2025 - 2027                           1,167,190
                                                            ------------
                                                               2,709,164
                                                            ------------
U.S. Treasury Obligations -- 11.4%
          606  U.S. Treasury Bonds, 6.125s, 2027                 649,365
           30  U.S. Treasury Bonds, 9.875s, 2015                  43,697
        2,625  U.S. Treasury Notes, 5.5s, 2003                 2,622,952
          592  U.S. Treasury Notes, 5.625s, 2008                 600,045
        2,000  U.S. Treasury Notes, 5.75s, 2000                2,009,844
        2,900  U.S. Treasury Notes, 6.25s, 2002                2,975,661
        1,479  U.S. Treasury Notes, 6.5s, 2006                 1,570,506
          205  U.S. Treasury Notes, 6.625s, 2002                 212,335
           30  U.S. Treasury Notes, 7s, 2006                      65,522
          300  U.S. Treasury Notes, 7.5s, 2001                   317,766
          940  U.S. Treasury Notes, 7.875s, 2004               1,055,733
        1,145  U.S. Treasury Notes, 8.5s, 2000                 1,197,063
          715  U.S. Treasury Notes, 9.125s, 1999                 736,672
                                                            ------------
                                                              14,057,161
                                                            ------------
Total U.S. Government Guaranteed                              16,766,325
                                                            ------------
Utilities - Electric -- 2.5%
          119  Cleveland Electric Illuminating
                 Co., 7.43s, 2009                                123,917
          120  Cleveland Electric Illuminating
                 Co., 7.88s, 2017                                130,981
           20  Commonwealth Edison Co., 7.625s, 2007              21,261

                       See notes to financial statements.

--------------------------------------------------------------------------------

-------------
 MFS Total
Return Series
-------------
     13
-------------

--------------------------------------------------------------------------------
MFS Total Return Series
---------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

  Principal
   Amount
(000 Omitted)                                                      Value
------------------------------------------------------------------------
    $      70  Connecticut Light & Power Co.,
                 7.875s, 2024                               $     71,421
          400  Connecticut Light & Power Co.,
               8.59s, 2003                                       404,500
           47  First PV Funding Corp., 10.3s, 2014                50,081
          377  GGIB Funding Corp., 7.43s, 2011                   379,109
          800  Long Island Lighting Co., 8.2s, 2023              894,016
           40  Long Island Lighting Co., 9s, 2022                 45,624
           43  Midland Cogeneration Venture Corp.,
                 10.33s, 2002                                     46,164
          110  Niagara Mohawk Power Corp., 7.75s, 2006           117,687
           50  Niagara Mohawk Power Corp., 8.5s, 2023             55,327
           60  Niagara Mohawk Power Corp., 8.75s, 2022            65,996
          128  Niagara Mohawk Power Corp., 8.77s, 2018           136,957
           20  Texas & New Mexico Power Co., 12.5s, 1999          20,603
           60  Texas Utilities Co., 6.375s, 2008                  58,797
          400  Toledo Edison Co., 7.875s, 2004                   421,544
           20  United Illuminating Co., 6.25s, 2002               19,863
                                                            ------------
                                                               3,063,848
                                                            ------------
Utilities - Gas -- 2.1%
          610  Coastal Corp., 6.95s, 2028                        589,303
          810  Coastal Corp., 7.42s, 2037                        846,847
           58  Consumers Energy Co., 6.375s, 2008                 57,096
          400  Tennessee Gas Pipeline Co.,
                 7.625s, 2037                                    432,948
          600  Texas Gas Transmission Corp.,
                 7.25s, 2027                                     624,330
                                                            ------------
                                                               2,550,524
                                                            ------------
Total U.S. Bonds                                              41,793,142
                                                            ------------

---------------------
Foreign Bonds -- 0.3%
---------------------

Argentina -- 0.2%
          200  Hidroelectrica Alicura, 8.375s,
                 1999 (Utilities - Electric)##                   199,000
                                                            ------------
Chile
           20  Empresa Nacional de Electric,
                  7.325s, 2037 (Utilities - Electric)             19,541
                                                            ------------
Finland
           20  Upm Kymmene Corp., 7.45s,
                 2027 (Forest and Paper Products)                 21,182
                                                            ------------
Mexico -- 0.1%
          100  Banco Commercial S.A., 8.25s,
                2007 (Banks and Credit Cos.)                      98,720
           50  Corporacion Andina de Fomento,
                 7.1s, 2003 (Banks and Credit Cos.)               51,270
                                                            ------------
                                                                 149,990
                                                            ------------
Panama
           40  Republic of Panama, 8.25s, 2008
                 (Government)                                     39,000
                                                            ------------

TOTAL FOREIGN BONDS                                              428,713
                                                            ------------

TOTAL BONDS
  (COST, $41,736,156)                                       $ 42,221,855
                                                            ------------
----------------------
Preferred Stock-- 0.1%
----------------------

Shares                                                             Value
------------------------------------------------------------------------
Banks and Credit Companies -- 0.1%
          100  NB Capital Corp., 8.3%*
                 (Identified Cost, $100,000)                     108,100
                                                            ------------
----------------------------------
Convertible Preferred Stock-- 0.8%
----------------------------------
Banks and Credit Companies -- 0.2%
        2,330  McKesson Financing Trust, 5%*##                   261,688

Consumer Goods and Services -- 0.6%
       11,500  Newell Financial Trust Co., 5.25%
                 (Industrial)*                                   664,125

TOTAL CONVERTIBLE PREFERRED STOCK
  (IDENTIFIED COST, $759,821)                               $    925,813
                                                            ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                   -------------
                                                                     MFS Total
                                                                   Return Series
                                                                   -------------
                                                                         13
                                                                   -------------

--------------------------------------------------------------------------------

  Principal
   Amount
(000 Omitted)                                                      Value
------------------------------------------------------------------------

Convertible Bond -- 0.1%

Germany -- 0.1%
    $     220  Daimler Benz, 0s, 2017 (Automotive)
                 (Identified Cost, $106,900)                $    121,550
                                                            ------------
Rights -- 0.4%
        5,800  CVS Automatic Common
                 Exchange Security*
                 (Identified Cost, $409,607)                     442,613
                                                            ------------
Short-Term Obligations -- 8.7%
        2,000  Federal Farm Credit Bank, due 7/06/98           1,998,472
        4,700  Federal Home Loan Bank, due 7/01/98             4,700,000
        2,000  Federal Home Loan Mortgage Corp.,
                 due 7/27/98                                   1,992,099
        2,000  Federal National Mortgage Assn.,
                 due 7/17/98                                   1,995,143
TOTAL SHORT-TERM OBLIGATIONS, AT
 AMORTIZED COST                                               10,685,714
                                                            ------------

TOTAL INVESTMENTS
  (IDENTIFIED COST, $116,989,659)                           $125,983,398
                                                            ------------

OTHER ASSETS, LESS
  LIABILITIES - (2.2)%
                                                              (2,670,127)
                                                            ------------
NET ASSETS -- 100.0%
                                                            $123,313,271
                                                            ============

*     Non-income producing security.
##    SEC Rule 144A restriction.
+     Restricted security.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

-------------
 MFS Total
Return Series
-------------
     13
-------------

--------------------------------------------------------------------------------
MFS Total Return Series
---------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investments, at value
     (identified cost $116,989,659)                               $ 125,983,398
  Cash                                                                   40,668
  Receivable for Series shares sold                                     983,674
  Receivable for investments sold                                        70,515
  Interest and dividends receivable                                     794,412
  Deferred organization expenses                                          2,787
                                                                  -------------
    Total Assets                                                  $ 127,875,454
                                                                  -------------

Liabilities:
  Payable for Series shares reacquired                                   25,939
  Payable for investments purchased                                   4,524,881
  Payable to affiliates --
    Management fee                                                        7,554
    Shareholder servicing agent fee                                         318
    Administrative fee                                                      150
  Accrued expenses and other liabilities                                  3,341
                                                                  -------------
    Total Liabilities                                                 4,562,183
                                                                  -------------
  Net Assets                                                      $ 123,313,271
                                                                  =============

Net Assets consist of:
  Paid-in capital                                                 $ 109,463,971
  Unrealized appreciation on investments and
     translation of assets and liabilities in
     foreign currencies                                               8,993,601
  Accumulated undistributed net realized gain
     on investment and foreign currency
     transactions                                                     3,340,488
  Accumulated undistributed net investment
     income                                                           1,515,211
                                                                  -------------
    Total Net Assets                                              $ 123,313,271
                                                                  =============
    Shares of Beneficial Interest Outstanding                     $   7,036,363
                                                                  =============
    Net Asset Value Per Share (net assets
     shares of beneficial interest outstanding)                   $       17.53
                                                                  =============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Net Investment Income (Loss):
Income:
  Interest                                                        $   1,394,218
  Dividends                                                             638,955
  Foreign tax withheld                                                  (10,024)
                                                                  -------------
    Total Investment Income                                       $   2,023,149
                                                                  -------------

Expenses:
  Management fee                                                        366,440
  Trustees' compensation                                                  1,017
  Shareholder servicing agent fee                                        17,070
  Administrative fee                                                      7,347
  Printing                                                               31,553
  Auditing fees                                                          22,500
  Custodian fee                                                          18,602
  Amortization of organization expenses                                     911
  Miscellaneous                                                           2,907
                                                                  -------------
    Total Expenses                                                      468,347
    Fees paid indirectly                                                 (2,227)
  Preliminary reimbursement of expense to
     investment adviser                                                  22,480
                                                                  -------------
Net Expenses                                                            488,600
                                                                  -------------
Net Investment Income                                                 1,534,549
                                                                  =============

Realized and Unrealized Gain (Loss) on
Investments:
  Investment transactions                                             3,367,967
  Foreign currency transactions                                          (1,257)
                                                                  -------------
  Net realized gain on investment and
     foreign currency transactions                                    3,366,710
                                                                  -------------
  Change in unrealized appreciation
     (depreciation) -- Investments                                    2,793,144
  Translation of assets and liabilities in
     foreign currencies                                                     (91)
                                                                  -------------
Net unrealized gain on investments and
  foreign currency translation                                        2,793,053
                                                                  -------------
Net realized and unrealized gain on
  investments and foreign currency                                    6,159,763
                                                                  -------------
Increase in net assets from operations                            $   7,694,312
                                                                  =============

                       See notes to financial statements.

--------------------------------------------------------------------------------


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
                                                                   -------------
                                                                     MFS Total
                                                                   Return Series
                                                                   -------------
                                                                         13
                                                                   -------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                         Six Months Ended    Year Ended
                                                                           June 30, 1998    December 31,
                                                                            (Unaudited)         1997
                                                                          -------------    -------------
Increase (decrease) in net assets:
From operations:
  Net investment income                                                   $   1,534,549      $ 1,447,106
  Net realized gain on investments and foreign currency transactions          3,366,710        1,695,568
  Net unrealized gain on investments and foreign currency translation         2,793,053        5,126,598
                                                                          -------------      -----------
  Increase in net assets from operations                                      7,694,312        8,269,272
                                                                          -------------      -----------
Distributions declared to shareholders
From net investment income                                                   (1,465,065)              --
From net realized gain on investments and foreign currency transactions      (1,722,619)              --
                                                                          -------------      -----------
  Total distributions declared to shareholders                               (3,187,684)              --
                                                                          -------------      -----------
Net increase in net assets from Series share transactions                    43,194,513       48,093,086
                                                                          -------------      -----------
  Total increase in net assets                                               47,701,141       56,362,358
Net Assets:
  At beginning of period                                                     75,612,130       19,249,772
                                                                          -------------      -----------
  At end of period (including accumulated net investment income of
      1,515,211 and  1,445,727, respectively)                             $ 123,313,271      $75,612,130
                                                                          =============      ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------


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
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 MFS Total
Return Series
-------------
     13
-------------

--------------------------------------------------------------------------------
MFS Total Return Series
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

---------------------------
1 Business and Organization
---------------------------

      MFS Total Return Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 35 shareholders of the Series.

---------------------------------
2 Significant Accounting Policies
---------------------------------

General

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

      Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation

      Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on

--------------------------------------------------------------------------------

                                                                   -------------
                                                                     MFS Total
                                                                   Return Series
                                                                   -------------
                                                                         13
                                                                   -------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses

      Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income

      Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly

      The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions

      The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

      Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

------------------------------
3 Transactions with Affiliates
------------------------------

Investment Adviser

      The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily

--------------------------------------------------------------------------------

-------------
 MFS Total
Return Series
-------------
     13
-------------

--------------------------------------------------------------------------------
MFS Total Return Series
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $99,983.

      The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator

      The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

      First $1 billion              0.0150%
      Next $1 billion               0.0125%
      Next $1 billion               0.0100%
      In excess of $3 billion       0.0000%

Shareholder Servicing Agent -- MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%

----------------------
4 Portfolio Securities
----------------------

      Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases       Sales
                                                       -----------   -----------
U.S. government securities                             $38,661,604   $13,260,121
                                                       -----------   -----------
Investments (non-U.S. government securities)           $45,459,443   $29,778,410
                                                       -----------   -----------

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 116,989,659
                                                                  -------------
Gross unrealized appreciation                                     $  10,001,809
Gross unrealized depreciation                                        (1,008,070)
                                                                  -------------
   Net unrealized appreciation                                    $   8,993,739
                                                                  -------------

--------------------------------------------------------------------------------

                                                                   -------------
                                                                     MFS Total
                                                                   Return Series
                                                                   -------------
                                                                         13
                                                                   -------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

-------------------------------
5 Shares of Beneficial Interest
-------------------------------

      The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                Six Months Ended       Year Ended   Six Months Ended      Year Ended
                                        June 30,     December 31,           June 30,    December 31,
                                            1998             1997               1998            1997
                                     (unaudited)        (Audited)        (unaudited)       (Audited)
----------------------------------------------------------------------------------------------------
                                                 Shares                             Amount
----------------------------------------------------------------------------------------------------
Shares sold                            2,643,850     $45,925,789           3,451,865     $52,887,638
Shares issued to shareholders
   in reinvestment of distributions      186,754        3,187,88                  --              --
Shares reacquired                       (340,849)     (5,919,161)           (309,785)     (4,794,552)
----------------------------------------------------------------------------------------------------
   Net increase                        2,489,755     $43,194,513           3,142,080     $48,093,086
----------------------------------------------------------------------------------------------------

----------------
6 Line of Credit
----------------

      The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six-months ended June 30, 1998, was $240.

-----------------------
7 Restricted Securities
-----------------------

      The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1998, the Series owned the following restricted securities (constituting 0.10% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

Description                                Date of Acquisition     Par Amount          Cost         Value
---------------------------------------------------------------------------------------------------------
Criimi Mae Commercial Mortgage Trust, 7s, 2011         5/6/98        100,000       $97,078      $ 98,031
United Airlines Pass-Through Trust, 7.27s, 2013       7/14/97         19,356        19,635        20,223
                                                                                                --------
                                                                                                $118,254
                                                                                                --------

--------------------------------------------------------------------------------


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

-------------
 MFS Total
Return Series
-------------
     13
-------------

--------------------------------------------------------------------------------
MFS Total Return Series
---------------------------------------

FINANCIAL HIGHLIGHTS

Per share data (for a share outstanding throughout each period):

                                                    Six Months Ended       Year Ended December 31,      Period Ended
                                                     June 30, 1998         -----------------------      December 31,
                                                      (Unaudited)            1997             1996           1995*
                                                       -----------       ----------      -----------     -----------
   Net asset value, beginning of period ............   $     16.63       $     13.71   $     12.25    $     10.00
                                                       -----------       -----------   -----------    -----------
   Income from investment operations:
     Net investment income (S) .....................   $      0.27       $      0.52   $      0.46    $      0.41
     Net realized and unrealized gain on investments
       and foreign currency transactions ...........          0.90              2.40          1.30           2.32
                                                       -----------       -----------   -----------    -----------
   Total from investment operations ................   $      1.17       $      2.92   $      1.76    $      2.73
                                                       -----------       -----------   -----------    -----------
Less distributions declared to shareholders:
   From net investment income ......................         (0.24)               --         (0.21)         (0.25)
   From net realized gain on investment
       and foreign currency transactions ...........         (0.03)               --         (0.09)         (0.23)
                                                       -----------       -----------   -----------    -----------
   Total distributions declared to shareholders ....   $     (0.27)      $        --   $     (0.30)   $     (0.48)
                                                       -----------       -----------   -----------    -----------
Net asset value, end of period .....................   $     17.53       $     16.63   $     13.71    $     12.25
                                                       ===========       ===========   ===========    ===========
   Total return ....................................          8.68%++          21.30%        14.37%         27.34%++
                                                       ===========       ===========   ===========    ===========

Ratios (to average net assets)/Supplemental data(S):
   Expenses ........................................          1.00%+            1.00%         1.00%          1.00%+
   Net investment income ...........................          3.14%+            3.25%         3.59%          3.83%+
Portfolio turnover .................................            47%               93%           76%            16%
Net assets at end of period (in 000's) .............   $   123,313       $    75,612   $    19,250    $     2,797

----------
*     For the period from the commencement of the Series' investment operations,
      January 3, 1995, through December 31, 1995.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
##    Expenses are calculated without reduction for fees paid indirectly.
(S)   Subject to reimbursement by the Series, the investment adviser voluntarily agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:

     Net investment loss ............................         $0.27             $0.52        $0.32           $0.22
     Ratios (to average net assets):
     Expenses .......................................          0.96%+            1.02%        2.10%           2.49%+
     Net investment loss ............................          3.18%+            3.23%        2.49%           2.09%+

                       See notes to financial statements.

--------------------------------------------------------------------------------


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    MFS
Bond Series
-------------
     14
-------------

--------------------------------------------------------------------------------
MFS Bond Series
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited

  Principal
   Amount
(ooo Omitted)                                                      Value
------------------------------------------------------------------------

--------------
Bonds -- 95.5%
--------------

U.S. Bonds - 93.0%

Aerospace - 1.6%
    $      40  BE Aerospace, Inc., 8s, 2008                 $     39,900
           40  K & F Industries, Inc., 9.25s, 2007                40,400
            5  Northrop Grumman Corp., 9.375s, 2024                6,119
           25  Stellex Industries, Inc., 9.5s, 2007               24,562
                                                            ------------
                                                                 110,981
                                                            ------------
Airlines - 1.3%
            5  Continental Airlines Pass-Through Trust,
                  6.648s, 2017                                     5,102
           35  Continental Airlines, Inc.,  9.5s, 2001 - 2013     37,533
            5  Jet Equipment Trust, 8.64s, 2012##                  5,308
            5  Jet Equipment Trust, 9.41s, 2010##                  6,053
           20  Northwest Airlines, Inc., 7.625s, 2005             20,078
            8  Northwest Airlines, Inc., 8.7s, 2007                8,398
            5  United Airlines Pass-Through  Trust, 7.27s,
                  2013##                                           5,056
                                                            ------------
                                                                  87,528
                                                            ------------
Apparel and Textiles - 0.4%
           15  Hilfiger (Tommy) USA, Inc.,  6.5s, 2003            14,987
           11  Hilfiger (Tommy) USA, Inc.,  6.85s, 2008           10,988
                                                            ------------
                                                                  25,975
                                                            ------------
Automotive - 0.7%
           20  Federal Mogul Corp., 7.5s, 2004                    19,960
            5  Federal Mogul Corp., 7.75s, 2006                    4,998
            5  Ford Motor Co., 8.9s, 2032                          6,399
           16  Ford Motor Credit Co., 6.125s, 2003                16,001
                                                            ------------
                                                                  47,358
                                                            ------------
Banks and Credit Companies - 5.5%
            5  Advanta Corp., 6.925s, 2002                         4,619
           10  Capital One Financial Corp.,  7.25s, 2003          10,125
          250  Criimi Mae Commercial Mortgage  Trust, 7s,
                  2011                                           245,078
           35  MBNA Capital, 8.278s, 2026                         37,948
           15  Riggs Capital II, 8.875s, 2027                     16,706
            5  Riggs National Corp., 8.5s, 2006                    5,236
           50  Washington Mutual Capital I,  8.375s, 2027         56,405
                                                            ------------
                                                                 376,117
                                                            ------------
Building - 1.0%
            5  American Standard Inc., 7.625s, 2010                4,900
           20  McDermott, Inc., 9.375s, 2002                      21,415
           20  Nortek, Inc., 9.25s, 2007                          20,400
           20  Williams Scotsman, Inc., 9.875s, 2007              20,800
                                                            ------------
                                                                  67,515
                                                            ------------
Chemicals - 0.4%
           25  Solutia, Inc., 7.375s, 2027                        25,918
                                                            ------------
Consumer Goods and Services - 0.4%
           25  Kindercare Learning Centers, Inc., 9.5s, 2009      25,125
                                                            ------------
Containers - 3.2%
           56  Owens Illinois Inc., 7.35s, 2008                   56,697
          156  Owens Illinois Inc., 7.5s, 2010                   158,179
                                                            ------------
                                                                 214,876
                                                            ------------
Electrical Equipment - 0.1%
            5  Honeywell, Inc., 6.625s, 2028                       5,063
                                                            ------------
Entertainment - 3.7%
           10  Circus Circus Enterprises, Inc., 7s, 2036           9,682
           15  Hearst Argyle Television, Inc., 7.5s, 2027         15,979
           45  Time Warner Pass-Through Asset  Trust, 6.1s,
                  2001##                                          44,780
           61  Time Warner, Inc., 0s to 2016, 8.3s, 2036          19,847
           12  Time Warner, Inc., 9.125s, 2013                    14,605
           96  Time Warner, Inc., 9.15s, 2023                    121,033
            2  Turner Broadcasting Systems, Inc.,  8.375s,
                  2013                                             2,292
           25  Viacom Inc., 6.75s, 2003                           25,250
                                                            ------------
                                                                 253,468
                                                            ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                    Bond Series
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

  Principal
   Amount
(ooo Omitted)                                                      Value
------------------------------------------------------------------------
Financial Institutions - 5.0%
    $      16  Bear Stearns Cos., Inc., 6.2s, 2003          $     16,034
           10  Capital One Bank Medium Term Senior,  6.7s,
                  2008                                            10,106
           63  Contifinancial Corp., 7.5s, 2002                   62,710
           10  Donaldson Lufkin & Jenrette, 6.5s, 2008             9,999
            5  First Empire Capital Trust I, 8.234s, 2027          5,478
          160  Goldman Sachs Group LP, 5.9s, 2003                157,888
           10  Lehman Brothers, Inc., 6.5s, 2008                  10,052
            4  Lehman Brothers, Inc., 7.5s, 2026                   4,461
           10  Nationwide Mutual Life Insurance Co.,  7.5s,
                  2024##                                          10,368
            6  Paine Webber Group Inc., 6.55s, 2008                5,960
           45  Salton Sea Funding Corp., 7.84s, 2010              48,978
                                                            ------------
                                                                 342,034
                                                            ------------
Food Products - 0.1%
           10  Nabisco, Inc., 6.375s, 2035                         9,936
                                                            ------------
Forest and Paper Products - 1.4%
           10  Boise Cascade Co., 7.43s, 2005                     10,239
           14  Georgia Pacific Corp., 7.25s, 2028                 14,279
           50  Georgia Pacific Corp., 9.5s, 2022                  58,306
           10  U.S. Timberlands, 9.625s, 2007                     10,125
                                                            ------------
                                                                  92,949
                                                            ------------
Industrial - 0.4%
            5  Burlington Industries, Inc. New,  7.25s, 2027       5,158
           25  Natexis Ambs Co. LLC, 8.44s, 2049##                24,915
                                                            ------------
                                                                  30,073
                                                            ------------
Insurance - 1.4%
           35  Atlantic Mutual Insurance Co., 8.15s, 2028##       36,176
           25  Conseco, Inc., 6.4s, 2001                          24,984
           14  Fairfax Financial Holdings Ltd., 7.375s, 2018      14,362
           10  Safeco Capital Trust I, 8.072s, 2037               10,686
           10  Travelers Capital III, 7.75s, 2036                 10,479
                                                            ------------
                                                                  96,687
                                                            ------------

Shares                                                             Value
------------------------------------------------------------------------
Media - 0.8%
           20  Frontiervision Operating  Partnership LP,
                  11s, 2006                                 $     22,150
            5  News America Holdings, Inc., 7.75s, 2045            5,366
            5  News America Holdings, Inc., 8s, 2016               5,509
           10  News America, Inc., 6.625s, 2008                    9,985
           10  Outdoor Systems, Inc., 8.875s, 2007                10,413
                                                            ------------
                                                                  53,423
                                                            ------------
Medical and Health Technology and Services - 0.7%
            4  Columbia/HCA Healthcare Corp.,  6.875s, 2001        3,922
           10  Columbia/HCA Healthcare Corp.,  6.91s, 2005         9,713
           23  Columbia/HCA Healthcare Corp.,  7.69s, 2025        22,222
            5  Healthsouth Corp., 6.875s, 2005##                   5,002
            5  Tenet Healthcare Corp., 7.625s, 2008##              5,056
                                                            ------------
                                                                  45,915
                                                            ------------
Metals and Minerals - 1.0%
           25  Kaiser Aluminum & Chemical Corp.,  10.875s,
                  2006                                            26,875
           40  Metals USA, Inc., 8.625s, 2008                     38,800
                                                            ------------
                                                                  65,675
                                                            ------------
Oil Services - 0.3%
            5  Clark Refining & Marketing, Inc.,  8.375s,
                  2007                                             5,025
            5  KCS Energy, Inc., 8.875s, 2008                      4,750
            5  Ultramar Diamond Shamrock Corp.,  7.2s, 2017        5,199
            5  Vintage Petroleum, Inc., 8.625s, 2009               5,050
                                                            ------------
                                                                  20,024
                                                            ------------
Oils - 2.9%
            5  Belco Oil & Gas Corp., 8.875s, 2007                 4,825
            5  Cliffs Drilling Co., 10.25s, 2003                   5,350
           12  Lasmo USA, Inc., 7.3s, 2027                        11,964
           25  Petroleum Geo Services A/S,  7.125s, 2028          25,301
          101  Sun Co., Inc., 9s, 2024                           125,482
            5  Synder Oil Corp., 8.75s, 2007                       5,025

                       See notes to financial statements.

--------------------------------------------------------------------------------


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-------------
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Bond Series
-------------
     14
-------------

--------------------------------------------------------------------------------
MFS Bond Series
---------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

  Principal
   Amount
(ooo Omitted)                                                      Value
------------------------------------------------------------------------
    $      10  Transocean Offshore, Inc., 8s, 2027          $     11,347
            5  Wiser Oil Co., 9.5s, 2007                           4,700
                                                            ------------
                                                                 193,994
                                                            ------------
Special Products and Services - 0.1%
           10  Polymer Group, Inc., 9s, 2007                      10,175
                                                            ------------
Supermarkets - 0.2%
           10  Marsh Supermarkets, Inc.,  8.875s, 2007            10,200
                                                            ------------
Telecommunications - 5.2%
           20  Airtouch Communications, Inc.,  6.65s, 2008        20,155
           20  Allbritton Communications Co.,  8.875s, 2008       21,600
          200  Century Communications Corp.,  0s, 2008            90,750
           10  Chancellor Media Corp., 8.75s, 2007                10,425
           55  Continental Cablevision, Inc., 11s, 2007           60,049
           20  Intermedia Communications, Inc.,  0s to 2002,
                  11.25s, 2007                                    14,600
           20  Level 3 Commerce, Inc., 9.125s, 2008               19,450
           25  Nextel Communications, Inc.,  0s to 1999,
                  9.75s, 2004                                     24,313
           20  Pagemart Wireless, Inc.,  0s to 2003, 11.25s,
                  2008                                            12,000
            5  TCI Communications Financing III,  9.65s, 2027      6,125
           15  TCI Communications, Inc., 6.375s, 2003             15,110
            8  TCI Communications, Inc., 8s, 2005                  8,735
           20  Tele-Communications, Inc., 6.34s, 2002             19,926
           25  Western Wireless Corp., 10.5s, 2007                26,875
            5  WorldCom, Inc., 8.875s, 2006                        5,439
                                                            ------------
                                                                 355,552
                                                            ------------
Transportation - 0.6%
           39  Federal Express Corp., 7.65s, 2014                 42,721
                                                            ------------
U.S. Federal Agencies - 2.3%
          157  FNMA, 6.5s, 2013, TBA                             158,188
                                                            ------------
U.S. Government Guaranteed - 5.7%
           47  GNMA, 7s, 2028, TBA                                48,134
          171  GNMA, 7.5s, 2026, TBA                             175,685
          150  GNMA, 8s, 2024, TBA                               155,778
            9  GNMA, 8s, 2025                                      9,763
                                                            ------------
                                                                 389,360
                                                            ------------
U.S. Treasury Obligations - 36.7%
          908  U.S. Treasury Bonds, 6.125s, 2027                 972,976
          150  U.S. Treasury Notes, 5.5s, 2003                   149,883
        1,025  U.S. Treasury Notes, 6.25s, 2002                1,051,742
          131  U.S. Treasury Notes, 6.5s, 2006                   139,105
           80  U.S. Treasury Notes, 6.625s, 2002                  82,862
           15  U.S. Treasury Notes, 7s, 2006                      16,381
           50  U.S. Treasury Notes, 7.875s, 2004                  56,156
            2  U.S. Treasury Notes, 8.5s, 2000                     2,091
           15  U.S. Treasury Notes, 9.125s, 1999                  15,455
                                                            ------------
                                                               2,486,651
                                                            ------------
Utilities - Electric - 5.7%
           50  Beaver Valley Funding Corp., 9s, 2017              57,177
           20  Cleveland Electric Illuminating Co.,  7.88s,
                  2017                                            21,830
            5  Commonwealth Edison Co.,  7.625s, 2007              5,315
           10  Connecticut Light & Power Co.,  7.875s, 2024       10,203
          100  Connecticut Light & Power Co., 8.59s, 2003        101,125
            7  Consumers Energy Co., 6.375s, 2008##                6,891
            5  First PV Funding Corp., 10.3s, 2014                 5,328
           49  GG1B Funding Corp., 7.43s, 2011                    49,645
           11  Midland Cogeneration Venture Corp.,  10.33s,
                  2002                                            12,311
           20  Niagara Mohawk Power Corp.,  7.75s, 2006           21,398
           10  Niagara Mohawk Power Corp.,  8.5s, 2023            11,065
           10  Niagara Mohawk Power Corp.,  8.75s, 2022           10,999
            9  Seabrook Station - Unit 1, 7.83s, 2019              9,731
            5  Texas & New Mexico Power Co.,  12.5s, 1999          5,151
           15  Texas Utilities Co., 6.375s, 2008                  14,699
            5  United Illuminating Co., 6.25s, 2002                4,966

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                    Bond Series
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

  Principal
   Amount
(ooo Omitted)                                                      Value
------------------------------------------------------------------------
         $ 35  Waterford 3 Funding Corp., 8.09s, 2017       $     36,279
                                                            ------------
                                                                 384,113
                                                            ------------
Utilities - Gas - 4.2%
           80  Coastal Corp., 6.95s, 2028                         77,286
           97  Coastal Corp., 7.42s, 2037                        101,412
          100  Texas Gas Transmission Corp.,  7.25s, 2027        104,055
                                                            ------------
                                                                 282,753
                                                            ------------
Total U.S. Bonds                                              $6,310,347
                                                            ------------

--------------------
Foreign Bonds - 2.5%
--------------------

Argentina - 0.3%
           20  Hidroelectrica Alicura  (Utilities -
                  Electric), 8.375s, 1999##                       19,900
                                                            ------------
Bulgaria - 0.7%
           60  National Republic of Bulgaria (Government),
                  6.563s, 2024                                    45,828
                                                            ------------
Chile - 0.1%
            5  Empresa Nacional de Electric  (Utilities -
                  Electric), 7.325s, 2037                          4,885
                                                            ------------
Finland - 0.1%
            5  Upm Kymmene Corp. (Forest and  Paper
                  Products), 7.45s, 2027##                         5,295
                                                            ------------
Mexico - 0.4%
           20  Banco Commercial S.A. (Banks and  Credit
                  Cos), 8.25s, 2007                               19,744
            8  Corporacion Andina De Fomento (Banks and
                  Credit Cos), 7.1s, 2003                          8,203
                                                                  27,947
                                                            ------------
Panama - 0.3%
           20  Republic of Panama  (Government),
               8.25s, 2008                                        19,500
                                                            ------------
South Korea - 0.6%
           50  Republic of Korea  (Government),
               8.875s, 2008                                       45,223
                                                            ------------
Total Foreign Bonds                                         $    168,578
                                                            ------------
Total Bonds (Identified Cost, $6,402,149)                   $  6,478,925
                                                            ------------
Short-Term Obligations - 2.9%
          195  Federal Home Loan Mortgage Corp.,  due
                  7/01/98, at Amortized Cost                     195,000
                                                            ------------
Total Investments (Identified Cost, $6,597,149)             $  6,673,925
                                                            ------------
Other Assets, Less Liabilities - 1.6%                            110,550
                                                            ------------
NET ASSETS - 100.0%                                         $  6,784,475
                                                            ============

*  Non-income producing security.
## SEC Rule 144A restriction.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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Bond Series
-------------
     14
-------------

--------------------------------------------------------------------------------
MFS Bond Series
---------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investments, at value
    (identified cost $6,597,149)                                    $ 6,673,925
  Cash                                                                    4,209
  Receivable for Series shares sold                                      12,927
  Receivable for investments sold                                         3,174
  Interest receivable                                                   100,810
  Deferred organization expenses                                          4,262
                                                                    -----------
    Total Assets                                                      6,799,307
                                                                    -----------

Liabilities:
  Payable for Series shares reacquired                                      750
  Payable for investments purchased                                      10,293
  Payable to affiliates --
    Management fee                                                          334
    Administrative fee                                                        8
    Transfer agent fee                                                       18
  Accrued expenses and other liabilities                                  3,430
                                                                    -----------
    Total Liabilities                                                    14,832
                                                                    -----------
    Net Assets                                                      $ 6,784,475
                                                                    ===========

Net Assets consist of:
  Paid-in capital                                                   $ 6,535,619
  Unrealized appreciation on investments                                 76,775
  Accumulated undistributed net realized gain
    on investments                                                       20,471
  Accumulated undistributed net investment
    income                                                              151,610
                                                                    -----------
    Total Net Assets                                                $ 6,784,475
                                                                    ===========
    Shares of Beneficial Interest Outstanding                           614,590
                                                                    ===========

    Net Asset Value Per Share (net assets of
      $6,784,075 / 614,590 shares of
      beneficial interest outstanding)                              $     11.04
                                                                    ===========

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Net Investment Income:
  Interest income                                                   $   177,286
                                                                    -----------

Expenses:
  Management fee                                                         15,061
  Trustees' compensation                                                  1,185
  Shareholder servicing agent fee                                           877
  Administrative fee                                                        377
  Printing                                                               12,671
  Auditing fee                                                            8,400
  Amortization of organization expenses                                     911
  Legal fee                                                                 530
  Custodian fee                                                             163
  Miscellaneous                                                           2,054
                                                                    -----------
    Total Expenses                                                       42,229
    Fees paid indirectly                                                   (376)
  Preliminary reduction of expenses by
    investment adviser                                                  (16,751)
                                                                    -----------
Net Expenses                                                             25,102
                                                                    -----------
Net Investment Income                                                   152,184
                                                                    ===========

Realized and Unrealized Gain on Investments:
  Realized gain on investment transactions
    (identified cost basis)                                              20,930
  Change in unrealized appreciation
    on investments                                                       19,181
                                                                    -----------
Net realized and unrealized gain
  on investments                                                         40,111
                                                                    -----------
Increase in net assets from operations                              $   192,295
                                                                    ===========

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                        MFS
                                                                    Bond Series
                                                                   -------------
                                                                         14
                                                                   -------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended     Year Ended
                                                 June 30, 1998     December 31,
                                                  (Unaudited)          1997
                                                 -------------     ------------
Increase in net assets:
From operations:
  Net investment income                            $   152,184      $  138,768
  Net realized gain on investments                      20,930          71,311
  Net unrealized gain on investments                    19,181          51,317
                                                   -----------      ----------
  Increase in net assets from operations               192,295         261,396
                                                   -----------      ----------
Distributions declared to shareholders
From net investment income                            (139,106)             --
From net realized gain on investments and
  foreign currency transactions                        (68,528)             --
                                                   -----------      ----------
Net increase in net assets from Series share
  transactions                                       2,796,260       2,888,957
                                                   -----------      ----------
  Total increase in net assets                       2,780,521       3,150,353
Net Assets:
  At beginning of period                             4,003,554         853,201
                                                   -----------      ----------
  At end of period (including accumulated
    net investment income of $151,610
    and $138,532, respectively)                    $ 6,784,475      $4,003,554
                                                   ===========      ==========

                       See notes to financial statements.

--------------------------------------------------------------------------------


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Bond Series
-------------
     14
-------------

--------------------------------------------------------------------------------
MFS Bond Series
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

---------------------------
1 Business and Organization
---------------------------

      MFS Bond Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 13 Series: MFS Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series and MFS(R) World Governments Series.

      The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1998, there were 14 shareholders in the Series.

---------------------------------
2 Significant Accounting Policies
---------------------------------

General

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

      Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Deferred Organization Expenses

      Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income

      Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly

      The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

--------------------------------------------------------------------------------


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                                                                   -------------
                                                                        MFS
                                                                    Bond Series
                                                                   -------------
                                                                         14
                                                                   -------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Tax Matters and Distributions

      The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

      Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

------------------------------
3 Transactions with Affiliates
------------------------------

Investment Adviser

      The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $134,603, including $16,751 incurred in the current year.

Administrator

      The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

      First $1 billion              0.0150%
      Next $1 billion               0.0125%
      Next $1 billion               0.0100%
      In excess of $3 billion       0.0000%

Shareholder Servicing Agent

      MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

--------------------------------------------------------------------------------


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-------------
    MFS
Bond Series
-------------
     14
-------------

--------------------------------------------------------------------------------
MFS Bond Series
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

----------------------
4 Portfolio Securities
----------------------

      Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                        Purchases       Sales
                                                        ----------   ----------
U.S. government securities                              $4,361,030   $3,225,871
                                                        ----------   ----------
Investments (non-U.S. government securities)            $5,695,816   $3,695,027
                                                        ----------   ----------

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $ 6,597,149
                                                                    -----------
Gross unrealized appreciation                                       $    97,848
Gross unrealized depreciation                                           (21,072)
                                                                    -----------
   Net unrealized appreciation                                      $    76,776
                                                                    -----------

-------------------------------
5 Shares of Beneficial Interest
-------------------------------

      The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                Six Months Ended       Year Ended   Six Months Ended      Year Ended
                                        June 30,     December 31,           June 30,    December 31,
                                            1998             1997               1998            1997
                                     (unaudited)        (Audited)        (unaudited)       (Audited)
----------------------------------------------------------------------------------------------------
                                                 Shares                          Amount
----------------------------------------------------------------------------------------------------

Shares sold                            268,903    $ 2,978,018           302,671        $ 3,167,115
Shares issued to shareholders
   in reinvestment of distributions     19,405        207,633                --                 --
Shares reacquired                      (34,954)      (389,391)          (26,220)          (278,158)
----------------------------------------------------------------------------------------------------
   Net increase                        253,354    $ 2,796,260           276,451        $ 2,888,957
----------------------------------------------------------------------------------------------------

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                                                                   -------------
                                                                        MFS
                                                                    Bond Series
                                                                   -------------
                                                                         14
                                                                   -------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

----------------
6 Line of Credit
----------------

      The Series and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Interest expense includes a commitment fee of $6 which is based on the average daily unused portion of the line of credit.

      The Series and other affiliated series also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the period ended June 30, 1998, the maximum amount outstanding was $382,243. Interest expense incurred on the borrowings amounted to $400 for the period ended June 30, 1998, at a weighted average interest rate on borrowings of 6.31%.

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Bond Series
-------------
     14
-------------

--------------------------------------------------------------------------------
MFS Bond Series
---------------------------------------

FINANCIAL HIGHLIGHTS

Per share data (for a share outstanding throughout each period)

                                                    Six Months Ended               Year Ended December 31,
                                                     June 30, 1998       -------------------------------------------
                                                      (Unaudited)            1997             1996           1995*
                                                       -----------       ----------      -----------     -----------
Operating performance:
   Net asset value, beginning of period                $   11.08         $   10.06       $   10.19       $   10.00
                                                       ---------         ---------       ---------       ---------
   Income from investment operations:
     Net investment income(S)                               0.33              0.64            0.58            0.09
     Net realized and unrealized gain (loss) on
       investments and foreign currency transactions        0.06              0.38           (0.36)           0.21
                                                       ---------         ---------       ---------       ---------
   Total from investment operations                         0.39              1.02            0.22            0.30
                                                       ---------         ---------       ---------       ---------
Less distributions declared to shareholders:
   From net investment income                              (0.29)               --           (0.35)          (0.09)
   From net realized gain on investments
     and foreign currency transactions                     (0.14)               --              --           (0.02)
                                                       ---------         ---------       ---------       ---------
   Total distributions declared to shareholders            (0.43)               --           (0.35)          (0.11)
                                                       ---------         ---------       ---------       ---------
Net asset value, end of period                         $   11.04         $   11.08       $   10.06       $   10.19
                                                       =========         =========       =========       =========
   Total return                                             3.60%++          10.14%           2.09%           3.02%++
                                                       =========         =========       =========       =========

Ratios (to average net assets)/Supplemental data(S):
   Expenses                                                 1.00%+            1.00%           1.00%           1.00%+
   Net investment income                                    6.07%+            6.04%           5.84%           4.89%+
Portfolio turnover                                           144%              219%            231%             55%
Net assets at end of period (000 omitted)              $   6,784         $   4,004       $     853       $     228

----------
*     For the period from the commencement of the Series' investment operations,
      October 24, 1995, through December 31, 1995.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
##    The Series' expenses are calculated without reduction for fees paid indirectly.
(S)   The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively for certain of the periods indicated. If the fee had been incurred by the Series, the net investment per share and the ratios would have been:

Net investment income (loss) ......................       $ 0.29              $ 0.37         $(0.26)         $(0.70)
Ratios (to average net assets):
Expenses ..........................................         1.69%+              3.58%          9.45%          43.85%+
Net investment income (loss) ......................         5.38%+              3.46%         (2.61)%        (37.96)%+

                       See notes to financial statements.

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SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

------------
COMMON STOCK
------------

Shares                                                             Value
------------------------------------------------------------------------
Aerospace & Defense -- 1.1%
       50,900  Raytheon Co. Cl A                            $  2,933,113
                                                            ------------
Automobiles & Auto Parts-- 4.3%
      246,900  Cooper Tire and Rubber Company                  5,092,313
      244,400  Superior Industries International, Inc.         6,889,025
                                                            ------------
                                                              11,981,338
                                                            ------------
Banking -- 7.5%
       92,600  First Virginia Banks, Inc.                      4,734,175
      143,300  Mercantile Bancorporation Inc.                  7,218,738
       73,400  NationsBank Corp.                               5,615,100
       77,200  Regions Financial Corp.                         3,167,613
                                                            ------------
                                                              20,735,626
                                                            ------------
Business Services & Supplies -- 0.5%
     81,500    Reynolds & Reynolds Co.                         1,482,281

Chemicals & Resins -- 8.2%
     78,600    Air Products and Chemicals, Inc.                3,144,000
    146,100    BetzDearborn Inc.                               6,163,594
     49,600    Great Lakes Chemical Corp.                      1,956,100
    127,000    Lubrizol Corp.                                  3,841,750
    115,500    Morton International, Inc.                      2,887,500
    130,500    Nalco Chemical Co.                              4,583,813
                                                            ------------
                                                              22,576,757
                                                            ------------
Communications Equipment -- 2.3%
    221,200    Andrew Corp.(1)                                 3,988,513
     44,100    Motorola, Inc.                                  2,318,006
                                                            ------------
                                                               6,306,519
                                                            ------------
Computer Software & Services -- 2.7%
    219,100    GTECH Holdings Corp.(1)                         7,380,931
                                                            ------------
Diversified Companies -- 0.5%
     17,200    Minnesota Mining & Manufacturing Co.            1,413,625
                                                            ------------
Electrical & Electronic Components -- 5.0%
    215,700    AMP, Inc.                                       7,414,679
     73,300    Cooper Industries, Inc.                         4,026,919
     67,100    General Signal Corp.                            2,415,600
                                                            ------------
                                                              13,857,198
                                                            ------------
Energy (Production & Marketing) -- 13.6%
     97,900    Amoco Corp.                                     4,075,088
    178,100    Apache Corp.                                    5,610,150
     17,700    Atlantic Richfield Co.                          1,382,813
    162,200    Burlington Resources Inc.                       6,984,738
     80,300    Murphy Oil Corp.                                4,070,206
    273,600    Seagull Energy Corp.(1)                         4,531,500
     117,700   Swift Energy Co.                                1,875,844
    119,700    Ultramar Diamond Shamrock Corp.                 3,778,031
    148,100    Unocal Corp.                                    5,294,575
                                                            ------------
                                                              37,602,945
                                                            ------------
Energy (Services) -- 1.2%
       99,800  Baker Hughes Inc.                               3,449,338
                                                            ------------
Environmental Services -- 2.9%
    194,900    Browning-Ferris Industries, Inc.                6,772,775
    118,000    Waste Management International plc ADR(1)       1,283,250
                                                            ------------
                                                               8,056,025
                                                            ------------
Financial Services -- 2.5%
    182,100    CIT Group Holdings, Inc. (The) Cl A             6,828,750
                                                            ------------
Food & Beverage -- 8.3%
    351,761    Archer-Daniels-Midland Co.                      6,815,369
    165,000    Chiquita Brands International, Inc.             2,320,313
    370,300    IBP, Inc.                                       6,711,688
    283,200    Tyson Foods, Inc. Cl A                          6,141,900
     46,200    Universal Foods Corp.                           1,025,063
                                                            ------------
                                                              23,014,333
                                                            ------------
Healthcare -- 4.9%
     93,100    Beckman Coulter Inc.                            5,423,075
     54,700    Dentsply International Inc.                     1,360,663
     41,200    Lab Holdings Inc.                                 956,613
    196,700    Mallinckrodt Inc.                               5,839,531
                                                            ------------
                                                              13,579,882
                                                            ------------

                       See notes to financial statements.

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                                                                    Century VP
                                                                     Value Fund
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

Shares                                                             Value
------------------------------------------------------------------------
Industrial Equipment & Machinery -- 1.2%
     61,200    Tecumseh Products Cl A                       $  3,230,213
                                                            ------------
Insurance -- 4.6%
      73,700   Aetna Inc.                                      5,610,413
     54,400    Argonaut Group, Inc.                            1,727,200
     21,700    Berkley (W.R.) Corp.                              870,034
     70,500    CNA Financial Corp.(1)                          3,282,656
     22,300    NAC Re Corp.                                    1,190,263
                                                            ------------
                                                              12,680,566
                                                            ------------
Leisure -- 2.6%
     78,300    Callaway Golf Co.                               1,541,531
     38,300    Eastman Kodak Co.                               2,798,294
     77,500    Polaroid Corp.                                  2,756,094
                                                            ------------
                                                               7,095,919
                                                            ------------
Metals & Mining -- 4.0%
     68,000    Aluminum Co. of America                         4,483,750
     60,700    Arch Coal Inc.                                  1,509,913
     88,500    Reynolds Metals Co.                             4,950,469
                                                            ------------
                                                              10,944,132
                                                            ------------
Paper & Forest Products -- 3.2%
    101,800    Rayonier, Inc.                                  4,682,800
    144,900    Westvaco Corp.                                  4,093,425
                                                            ------------
                                                               8,776,225
                                                            ------------
Printing & Publishing -- 1.3%
    118,900    Banta Corp.                                     3,648,744
                                                            ------------
Railroad -- 1.8%
    109,200    CSX Corp.                                       4,968,600
                                                            ------------
Retail (Food & Drug) -- 0.9%
     59,400    Hannaford Brothers Co.                          2,613,600
                                                            ------------
Retail (General Merchandise) -- 2.0%
    136,100    Dillard's Inc. Cl A                             5,639,644
                                                            ------------
Retail (Specialty) -- 0.7%
     80,000    Toys 'R' Us, Inc.(1)                            1,885,000
                                                            ------------
Tobacco -- 1.9%
     33,800    Schweitzer-Mauduit International, Inc.            980,200
    163,300    UST Inc.                                        4,409,100
                                                            ------------
                                                               5,389,300
                                                            ------------
Transportation -- 0.2%
      7,500    XTRA Corp.                                        453,750
                                                            ------------
Utilities -- 7.7%
    144,900    Ameren Corporation                              5,759,775
    135,600    Kansas City Power & Light Co.                   3,932,400
    131,100    Niagara Mohawk Power Corp.(1)                   1,958,306
    286,200    PacifiCorp                                      6,475,275
     52,300    Sierra Pacific Resources                        1,899,144
     33,200    Texas Utilities Co.                             1,381,950
                                                            ------------
                                                              21,406,850
                                                            ------------
TOTAL COMMON STOCKS --97.6%
  (Cost $274,285,326)                                        269,931,204
                                                            ------------
Temporary Cash Investments-- 2.4%
  Repurchase Agreement, BA Securities,
    (U.S. Treasury obligations), in a
    joint trading account at 5.65%, dated
    6/30/98, due 7/1/98
    (Delivery value $6,601,036)
    (Cost $6,600,000)                                          6,600,000
                                                            ------------
Total Investment Securities -- 100.0%
  (Cost $280,885,326)                                       $276,531,204
                                                            ============

Notes to Schedule of Investments
ADR = American Depositary Receipt
(1) Non-income producing

Understanding the schedule of investments.
o This schedule tells you which investments your fund owned on the last day of the reporting period.
The schedule includes:
o     the percentage of total investments in each industry
o     a list of each investment
o     the number of shares of each stock o the market value of each investment
o     the percent and dollar breakdown of each investment category

                       See notes to financial statements.

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American Century VP Value Fund
---------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investment securities, at value (identified
    cost of $280,885,326) (Note 3)                                $ 276,531,204
  Cash                                                                1,069,643
  Receivable for investments sold                                     4,402,821
  Dividends and interest receivable                                     360,590
                                                                  -------------
                                                                    282,364,258
                                                                  -------------

Liabilities:
  Payable for investments purchased                                   3,395,723
  Payable for capital shares redeemed                                   923,494
  Accrued management fees (Note 2)                                      224,770
  Payable for directors' fees and expenses
    (Note 2)                                                                205
                                                                  -------------
                                                                      4,544,192
                                                                  -------------
    Net Assets                                                    $ 277,820,066
                                                                  =============

Capital Shares, $0.01 Par Value
  Authorized                                                        500,000,000
                                                                  =============
  Outstanding                                                        40,862,872
                                                                  =============
  Net Asset Value Per Share                                       $        6.80
                                                                  =============

Net Assets Consist Of:
  Capital (par value and paid-in surplus)                          $262,966,023
  Undistributed net investment income                                 1,305,024
  Accumulated undistributed net realized gain
    from investment transactions                                     17,903,141
  Net unrealized depreciation on investments
    (Note 3)                                                         (4,354,122)
                                                                  -------------
    Total Net Assets                                              $ 277,820,066
                                                                  =============

Understanding the Statement of Assets and Liabilities--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net Assets are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments not yet paid to shareholders or net losses from investments (known as realized gains or losses), and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income
Income
  Dividends                                                       $   2,219,502
  Interest                                                              292,278
                                                                  -------------
                                                                      2,511,780
                                                                  -------------
Expenses (Note 2):
  Management fees                                                     1,196,817
  Directors' fees and expenses                                            1,064
                                                                  -------------
                                                                      1,197,881
                                                                  -------------
Net Investment Income                                                 1,313,899
                                                                  =============

Realized and Unrealized Gain (Loss) on
Investments (Note 3):
Net realized gain on investments                                     19,556,171
Change in net unrealized gain on investments                        (10,073,233)
                                                                  -------------
Net increase in net assets resulting from
  operations                                                      $  10,796,837
                                                                  =============

Understanding the Statement of Operations--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund Operations include:
o     income earned by investments (dividends and interest)
o     management fees and expenses
o gains or losses from selling investments (known as realized gains or losses)
o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                       See notes to financial statements.

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                                                                   -------------
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                                                                   -------------

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STATEMENT OF CHANGES IN NET ASSETS

                                                                     Six Months Ended    Year Ended
                                                                       June 30, 1998    December 31,
                                                                        (Unaudited)         1997
                                                                       -------------    ------------
Operations:
  Net investment income                                                $   1,313,899    $   1,580,883
  Net realized gain on investments and foreign currency transactions      19,556,171       14,824,138
  Change in net unrealized appreciation on investments
    and translation of assets and liabilities in foreign currencies      (10,073,233)       4,648,099
                                                                       -------------    -------------
  Net increase in net assets resulting from operations                    10,796,837       21,053,120
                                                                       -------------    -------------
Distributions to shareholders:
  From  net investment income                                             (1,378,064)        (292,815)
  From net realized gains on investment transactions                     (16,452,854)        (458,739)
                                                                       -------------    -------------
Decrease in net assets from distributions                                (17,830,918)        (751,554)
                                                                       -------------    -------------
Capital share transactions:
  Proceeds from shares sold                                              107,872,555      180,436,404
  Proceeds from reinvestment of distributions                             17,830,918          751,552
  Payments for shares redeemed                                           (28,864,484)     (37,368,227)
                                                                       -------------    -------------
  Net increase in net assets from capital share transactions              96,838,989      143,819,729
                                                                       -------------    -------------
  Net increase in net assets                                              89,804,908      164,121,295
Net Assets:
  Beginning of period                                                    188,015,158       23,893,863
  End of period                                                        $ 277,820,066    $ 188,015,158
                                                                       =============    =============

  Undistributed net investment income                                  $   1,305,024    $   1,369,189
                                                                       =============    =============

Transactions in shares of the Fund:
  Sold                                                                    15,283,427       28,338,269
  Issued in reinvestment of distributions                                  2,558,238          134,355
  Redeemed                                                                (4,110,114)      (5,620,068)
                                                                       -------------    -------------
  Net increase                                                            13,731,551       22,852,556
                                                                       =============    =============

Understanding the Statement of Changes in Net Assets--This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations--a summary of the Statement of Operations from the previous page for the most recent period
o     distributions--income and gains distributed to shareholders
o share transactions--shareholders' purchases, reinvestment of distributions and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period. See notes to financial statements.

                       See notes to financial statements.

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American Century VP Value Fund
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

-----------------------------------------------
Note 1. Organization and Summary of Significant
Accounting Policies
-----------------------------------------------

Organization

      American Century Variable Portfolios, Inc., (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP Value (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is long-term capital growth. Income is a secondary objective. The Fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations

      Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions

      Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes

Investment Income

      Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Transactions

      The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      Net realized foreign currency exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of assets and liabilities, other than portfolio securities, resulting from changes in the exchange rates.

      Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively.

Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific

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                                                                    Century VP
                                                                    Value Fund
                                                                   -------------
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                                                                   -------------

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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to foreign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms. There were no open forward foreign currency exchange contracts at June 30, 1998.

Futures Contracts

      The Fund may enter into stock index futures contracts in order to manage the Fund's exposure to changes in market conditions. One of the risks of entering into futures contracts includes the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investments and unrealized appreciation (depreciation) on investments, respectively. There were no open futures contracts at June 30, 1998.

Repurchase Agreements

      The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

Joint Trading Account

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status

      It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

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American Century VP Value Fund
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Distributions to Shareholders

      Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are expected to be declared and paid annually.

      The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Additional Information

      Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

-----------------------------------------
Note 2. Transactions with Related Parties
-----------------------------------------

   The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.00%.

   Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

-------------------------------
Note 3. Investment Transactions
-------------------------------

      Purchases and sales of investment securities, excluding short-term investments, totaled $233,831,062 and $160,773,136, respectively. As of June 30, 1998, accumulated net unrealized depreciation was $5,940,738, based on the aggregate cost of investments of $282,471,942 for federal income tax purposes, which consisted of unrealized appreciation of $10,375,509 and unrealized depreciation of $16,316,247.

--------------------------------------------------------------------------------


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                                                                     American
                                                                    Century VP
                                                                    Value Fund
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year ended December 31 (except as noted)

                                                                                                    May 1, 1996
                                                                                                    (inception)
                                                                 Six Months Ended    Year Ended       through
                                                                  June 30, 1998     December 31,    December 31,
                                                                   (Unaudited)         1997            1996
                                                                   -----------      -----------     -----------
   Net Asset Value, Beginning of Period ....................       $      6.93      $      5.58     $      5.00
                                                                   -----------      -----------     -----------
Income From Investment Operations:
     Net Investment Income .................................              0.02             0.07            0.05
     Net Realized and Unrealized Gain on
       Investment Transactions .............................              0.40             1.37            0.56
                                                                   -----------      -----------     -----------
   Total From Investment Operations ........................              0.42             1.44            0.61
                                                                   -----------      -----------     -----------
Distributions:
   From Net Investment Income ..............................             (0.04)           (0.04)          (0.03)
   From Net Realized Gains on Investment Transactions ......             (0.51)           (0.05)             --
                                                                   -----------      -----------     -----------
   Total Distributions .....................................             (0.55)           (0.09)          (0.03)
                                                                   -----------      -----------     -----------
Net Asset Value, End of Period .............................       $      6.80      $      6.93     $      5.58
                                                                   ===========      ===========     ===========
   Total Return* ...........................................              5.90%           26.08%          12.28%
                                                                   ===========      ===========     ===========
Ratios/Supplemental Data:
   Ratio of Operating Expenses to Average Net Assets .......              1.00%+           1.00%           1.00%+
   Ratio of Net Investment Income to Average Net Assets ....              1.09%+           1.60%           1.98%+
   Portfolio Turnover Rate .................................                69%             138%             49%
   Net Assets, End of Period (in 000's) ....................       $   277,820      $   188,015     $    23,894

----------
* Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
+     Annualized.

Understanding the Financial Highlights--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:
o     share price at the beginning of the period
o     portfolio income and capital gains or losses
o     distributions of income and capital gains paid to shareholders
o     share price at the end of the period

It also includes some key statistics for the period:
o total return--the overall percentage return of the fund, assuming reinvestment of all distributions
o expense ratio--operating expenses, expressed as a percentage of average net assets
o net income ratio--net investment income as a percentage of average net assets
o portfolio turnover--the percentage of the portfolio that was replaced during the period

                       See notes to financial statements.

--------------------------------------------------------------------------------


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American Century VP Value Fund
---------------------------------------

BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

      Conservative investment practices are the hallmark of American Century's conservative equity funds. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield, since dividend income can help offset the impact of market downturns on fund performance. American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

      VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of seasoned, established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

      The indices listed below are used in the report to serve as a comparison for the performance of the fund. They are not investment products available for purchase.

      The S&P 500 index is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in leading industries. Created by the Standard & Poor's Corporation, the index is viewed as a broad measure of U.S. stock performance.

      The S&P 500/BARRA VALUE index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price/book ratios and, in general, share other characteristics associated with value stocks.

      The S&P MIDCAP 400 index is a capitalization-weighted index of the stocks of the 400 largest leading U.S companies not included in the S&P 500. Created by Standard & Poor's Corporation, it is considered to represent the performance of mid-cap stocks generally.

      The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly-traded U.S. companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies. The average market capitalization of the index is approximately $420 million.

--------------------------------------------------------------------------------


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                                                                    Century VP
                                                                    Value Fund
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 16.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

o PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

TYPES OF STOCKS

o BLUE-CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

o CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers and textile operators.

o GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, healthcare and consumer staple companies.

o LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $5 billion. These tend to be the stocks that make up the Dow Jones Industrial Average and the S&P 500.

o MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of between $1 billion and $5 billion. These tend to be the stocks that make up the S&P MidCap 400.

o SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- generally considered to be stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $1 billion. These tend to be the stocks that make up the Russell 2000 Index.

o VALUE STOCKS -- generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

STATISTICAL TERMINOLOGY

o PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

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  Century VP
Internationa
    Fund
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     16
-------------

--------------------------------------------------------------------------------
American Century VP International Fund
---------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (UNAUDITED)

---------------------
COMMON STOCK & RIGHTS
---------------------

Shares                                                             Value
------------------------------------------------------------------------
Australia -- 1.3%
      328,805  AMP Limited (Acquired
                 6/15/98-6/18/98,
                 Cost $3,823,515)(1)(2)
                 (financial services)                          3,853,248
      215,000  Coca-Cola Amatil Limited(1)
                 (food & beverage)                             1,439,756
                                                            ------------
                                                               5,293,004
                                                            ------------
Belgium -- 1.2%
       32,000  Lernout & Hauspie
                 Speech Products N.V.(1)
                 (computer software & services)                1,910,000
          600  UCB SA
                 (pharmaceuticals)                             3,113,710
                                                            ------------
                                                               5,023,710
                                                            ------------
Canada -- 3.8% 46,000 BCE Inc.
                 (communications services)                     1,951,686
      101,000  Bombardier Inc. Cl B
                 (aerospace & defense)                         2,749,141
       60,000  Call-Net Enterprises, Inc. Cl B(1)
                 (communications services)                     1,020,721
       60,200  Geac Computer Corp. Ltd.(1)
                 (computer software & services)                2,007,281
       58,500  Investor's Group, Inc.
                 (financial services)                          2,115,801
       19,000  Magna International Inc. Cl A
                 (automobiles & auto parts)                    1,301,963
       41,850  Newcourt Credit Group Inc.
               (Acquired 11/4/97-3/25/98,
                 Cost $974,668)(2)
                 (financial services)                          2,057,543
      106,000  Teleglobe Inc.
                 (communications services)                     2,827,532
                                                            ------------
                                                              16,031,668
                                                            ------------
Denmark -- 1.7%
       21,355  Novo Nordisk A/S Cl B
                 (pharmaceuticals)                             2,941,409
       42,800  Tele Danmark A/S
               (communications services)                       4,104,263
                                                            ------------
                                                               7,045,672
                                                            ------------
Finland -- 2.7%
      468,000  Merita OY Ltd. Cl A
                 (banking)                                     3,085,059
       33,600  Nokia Corp. Cl A ADR
                 (communications equipment)                    2,438,100
      124,000  Raisio Group plc
                 (food & beverage)                             2,249,003
       81,300  Sampo Insurance Company Ltd.
                 (insurance)                                   3,849,222
                                                            ------------
                                                              11,621,384
                                                            ------------
France -- 13.7%
       18,717  Accor SA
                 (leisure)                                     5,227,660
       28,544  Alcatel Alsthom
                 Compagnie Generale
                 (communications equipment)                    5,800,209
        9,000  Altran Technologies SA
                 (business services & supplies)                2,039,782
       10,000  Atos SA(1)
                 (computer software & services)                2,393,529
       35,655  Axa-UAP
                 (insurance)                                   4,002,212
       27,582  Banque Nationale de Paris
                 (banking)                                     2,249,176
       43,822  Cap Gemini SA
                 (computer software & services)                6,872,053
       19,000  Groupe Danone
                 (food & beverage)                             5,228,293
       42,000  Lafarge SA
                 (construction &
                 property development)                         4,333,113
        5,700  Pinault-Printemps-Redoute SA
                 (retail--general merchandise)                 4,760,977
       32,965  Rhodia Inc.(1)
                (chemicals & resins)                             917,448
       16,300  Societe Generale Cl A
                 (banking)                                     3,382,156

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                   International
                                                                       Fund
                                                                   -------------
                                                                         16
                                                                   -------------

--------------------------------------------------------------------------------

Shares                                                             Value
------------------------------------------------------------------------
       16,000  Societe Television Francaise 1
                 (broadcasting & media)                     $  2,474,744
       39,000  Vivendi
                 (diversified companies)                       8,311,159
                                                            ------------
                                                              57,992,511
                                                            ------------
Germany -- 10.8%
       11,205  Allianz AG
                 (insurance)                                   3,729,885
        3,064  Bayerische Motoren
                 Werke (BMW) AG
                 (automobiles & auto parts)                    3,095,035
          798  Bayerische Motoren
                 Werke (BMW) AG New Shares(1)
                 (automobiles & auto parts)                      795,041
       39,130  Daimler-Benz AG
                 (automobiles & auto parts)                    3,844,343
       14,200  Deutsche Bank AG
                 (financial services)                          1,199,380
       68,000  Deutsche Pfandbrief-und
                 Hypothekenbank AG
                 (banking)                                     5,434,881
       36,000  Douglas Holding AG
                 (retail--general merchandise)                 1,914,872
       47,000  Dresdner Bank AG
                 (financial services)                          2,536,392
      103,000  Mannesmann AG
               (industrial equipment & machinery)             10,575,358
       36,000  Metro AG
                 (retail--general merchandise)                 2,171,916
       36,000  Metro AG Rights(1)
                 (retailgeneral merchandise)                       1,395
       31,000  VEBA AG
                 (utilities)                                   2,082,166
        8,415  Volkswagen AG
                 (automobiles & auto parts)                    8,118,307
                                                            ------------
                                                              45,498,971
                                                            ------------
Greece -- 0.3%
       46,666  Hellenic Telecommunication
                    Organization SA (OTE)
                 (communications services)                     1,195,503
                                                            ------------
Hong Kong -- 0.3%
      281,000  Hutchison Whampoa Limited
                 (diversified companies)                       1,483,529
                                                            ------------
Hungary -- 0.3%
       40,000  Magyar Tavkozlesi Rt. ADR
                 (communications services)                     1,177,500
                                                            ------------
Ireland -- 2.1%
      125,505  Bank of Ireland
                 (financial services)                          2,583,512
       50,800  CBT Group Plc ADR(1)
                 (computer software & services)                2,730,500
       30,000  Elan Corp., plc ADR(1)
                 (pharmaceuticals)                             1,929,375
       36,000  Saville Systems Ireland plc ADR(1)
                 (computer software & services)                1,804,500
                                                            ------------
                                                               9,047,887
                                                            ------------
Italy -- 3.2%
    1,752,600  Banca di Roma
                 (banking)                                     3,643,250
      426,700  Banca Intesa S.p.A.
                 (financial services)                          2,384,140
      469,800  Credito Italiano
                 (banking)                                     2,456,031
       98,376  La Rinascente SpA
                 (retail--food & drug)                           490,250
      151,600  Mondadori (Arnoldo) Editore SpA
                 (printing & publishing)                       1,788,640
      393,700  Telecom Italia SpA
               (communications services)                       2,894,300
                                                            ------------
                                                              13,656,611
                                                            ------------
Japan -- 4.1%
       41,000  Aiwa Co., Ltd.
                 (electrical & electronic
                 components)                                   1,289,774
       37,000  Bridgestone Corp.
                 (automobiles & auto parts)                      877,640
      372,000  Fujitsu Ltd.
                 (computer systems)                            3,927,683

                       See notes to financial statements.

--------------------------------------------------------------------------------


                                      221
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International
    Fund
-------------
     16
-------------

--------------------------------------------------------------------------------
American Century VP International Fund
---------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

Shares                                                             Value
------------------------------------------------------------------------
       45,000  Honda Motor Co., Ltd.
                 (automobiles & auto parts)                 $  1,607,608
      234,000  Minebea Company Ltd.
                 (electrical & electronic
                 components)                                   2,336,954
           31  NTT Data Corp.
                 (communications services)                     1,123,156
       10,000  Nintendo Co., Ltd.
               (electrical & electronic components)              929,274
       45,800  Sony Corp.
                 (electrical & electronic
                 components)                                   3,957,984
       47,000  Takeda Chemical Inds.
                 (pharmaceuticals)                             1,254,194
                                                            ------------
                                                              17,304,267
                                                            ------------
Mexico(3)
        5,310  Cemex SA de CV Cl A
                 (building & home improvements)                   19,962

Netherland -- 8.6%
       16,000  AOT NV
                 (financial services)                          1,624,628
       45,511  ASR Verzekeringsgroep N.V.
                 (insurance)                                   3,856,732
       39,200  Cap Gemini N.V.
                 (computer software & services)                3,233,387
       64,400  Getronics N.V.
                 (computer software & services)                3,335,805
      162,809  ING Groep N.V.
                 (financial services)                         10,647,433
      117,864  Koninklijke Ahold NV
                 (retail--food & drug)                         3,778,824
       21,000  Philips Electronics N.V.
                 (electrical & electronic
                 components)                                   1,785,000
       36,000  Unilever N.V.
                 (diversified companies)                       2,841,750
      110,200  VNU Tijdschriftengroep Nederland
                 (printing & publishing)                       3,998,419
       38,600  Vedior NV (Acquired
                 6/5/97-4/28/98,
                 Cost $845,118)(2)
                 (business services & supplies)                1,089,726
                                                            ------------
                                                              36,191,704
                                                            ------------
Norway -- 1.1%
      100,000  Petroleum Geo-Services
                 ASA ADR(1)
                 (energy--services)                            3,050,000
      177,000  Storebrand ASA(1)
                 (insurance)                                   1,571,567
                                                            ------------
                                                               4,621,567
                                                            ------------
Poland -- 0.2%
       86,000  Elektrim Spolka Akcyjna S.A.
                 (electrical & electronic
                 components)                                   1,048,179

Portugal -- 1.2%
       64,500  Banco Espirito Santo e
                 Comercial de Lisboa, SA
                 (banking)                                     1,934,372
       44,000  Banco Espirito Santo e
                 Comercial de Lisboa, SA Rights(1)
                 (banking)                                       263,914
       21,900  Portugal Telecom S.A.
                 (communications services)                     1,159,175
       10,000  Telecel-Comunicacaoes
                 Pessoais, SA
                 (communications services)                     1,773,356
                                                            ------------
                                                               5,130,817
                                                            ------------
Spain -- 2.6%
       13,000  Banco Popular Espanol SA
                 (banking)                                     1,107,428
       84,000  Corporacion Bancaria de
                 Espana SA
                 (banking)                                     1,881,924
      136,909  Telefonica de Espana
                 (communications services)                     6,321,826

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                      American
                                                                     Century VP
                                                                   International
                                                                       Fund
                                                                   -------------
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                                                                   -------------

--------------------------------------------------------------------------------

Shares                                                             Value
------------------------------------------------------------------------
      169,000  TelePizza, S.A.(1)
                 (restaurants)                              $  1,788,564
                                                            ------------
                                                              11,099,742
                                                            ------------
Sweden -- 4.4%
       26,200  Assa Abloy AB Cl B
                 (construction &
                    property development)                      1,028,216
      135,000  Electrolux AB Cl B
                 (consumer products)                           2,315,261
       70,500  Ericsson (L.M.) Telephone Co. ADR
                 (communications equipment)                    2,022,469
       36,000  Europolitan Holdings AB
                 (communications services)                     2,523,691
       78,400  Hennes & Mauritz AB Cl B
                 (retail--apparel)                             4,995,506
       52,000  NetCom Systems AB Cl B(1)
                    (communications services)                  1,988,658
      245,000  Skandia Forsakrings AB
                 (financial services)                          3,496,363
                                                            ------------
                                                              18,370,164
                                                            ------------
Switzerland -- 7.9%
       23,500  Credit Suisse Group
                 (financial services)                          5,225,835
        3,085  Julius Baer Holding AG
                 (financial services)                          9,645,071
          300   Kuoni Reisen Holding AG
                 (transportation)                              1,488,436
        3,400  Nestle S.A.
                 (food & beverage)                             7,271,793
        2,026  Novartis AG
                 (pharmaceuticals)                             3,369,325
       16,750  UBS AG
                 (banking)                                     6,224,550
                                                            ------------
                                                              33,225,010
                                                            ------------
United Kingdom --14.4%
      386,700  Amvescap Plc
                 (financial services)                          3,776,735
      561,000  British Aerospace PLC
                (aerospace & defense)                          4,298,946
      177,000  British Airways plc
                 (airlines)                                    1,916,327
       73,900  CMG plc
                 (computer software & services)                2,322,554
      379,000  Cable & Wireless
                 Communications plc(1)
                 (communications services)                     3,837,571
      250,000  Capita Group Plc
                 (business services & supplies)                2,151,568
      218,000  Compass Group PLC
                 (business services & supplies)                2,507,622
      249,000  Diageo plc
                 (food & beverage)                             2,951,509
      172,000  Energis plc(1)
                 (communications services)                     2,620,280
      167,000  Hays plc
                 (business services & supplies)                2,802,005
       79,000  Logica plc
                 (computer software & services)                2,555,378
      131,971  Misys plc
                 (computer software & services)                7,502,086
      134,000  Orange plc(1)
                 (communications services)                     1,420,578
       69,473  Provident Financial plc
                 (financial services)                          1,090,261
      201,600  SEMA Group plc
                 (computer software & services)                2,372,827
       42,000  Schroders plc
                 (financial services)                          1,084,040
       31,500  Serco Group plc
                 (business services & supplies)                  725,732
      259,000  Somerfield plc
                 (retail--food & drug)                         1,653,932
      137,700  Spring Group PLC
                 (business services & supplies)                  957,492
       89,000  Standard Chartered plc
               (banking)                                       1,012,610
      488,000  Vodafone Group plc
                 (communications services)                     6,195,915
      440,000  WPP Group plc
                 (business services & supplies)                2,885,063

                       See notes to financial statements.

--------------------------------------------------------------------------------


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   American
  Century VP
International
    Fund
-------------
     16
-------------

--------------------------------------------------------------------------------
American Century VP International Fund
---------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

Shares                                                             Value
------------------------------------------------------------------------
       46,000  Zeneca Group plc
                 (pharmaceuticals)                          $  1,975,219
                                                            ------------
                                                              60,616,250
                                                            ------------
United States -- 0.9%
       62,000  AirTouch Communications, Inc.(1)
                 (communications services)                     3,623,125
                                                            ------------
TOTAL COMMON STOCKS
  & RIGHTS -- 86.8%
  (Cost $290,295,736)                                        366,318,737
                                                            ------------
  Shares/
Principal
  Amount                                                           Value
------------------------------------------------------------------------

----------------
Preferred Stocks
----------------

Brazil -- 0.4%
    9,628,000  Telerj Celular S.A. Cl B( (1))
                 (communications equipment)                      572,660
   11,642,000  Telesp Celular S.A. Cl B (1)
                 (communications equipment)                      966,350
                                                            ------------
                                                               1,539,010
                                                            ------------
Germany -- 2.4%
       49,000  Henkel KGaA
                 (chemicals & resins)                          4,841,147
        7,900  SAP AG
                 (computer software & services)                5,356,451
                                                            ------------
                                                              10,197,598
                                                            ------------
TOTAL PREFERRED STOCKS -- 2.8%
  (Cost $8,797,340)                                           11,736,608
                                                            ------------

--------------------------
Temporary Cash Investments
--------------------------

  $23,700,000  FHLB Discount Notes,
                 5.55%, 7/1/98(4)                             23,700,000
               Repurchase Agreement, Merrill
                 Lynch & Co., Inc., 5.55%, due
                 7/1/98, collateralized by
                 $20,300,000 par value U.S.
                 Treasury Notes,
                 5.875%, due 2/28/99
                 (Delivery value $20,303,130)                 20,300,000
                                                            ------------
TOTAL TEMPORARY CASH
  INVESTMENTS --10.4%
  (Cost $44,000,000)                                          44,000,000
                                                            ------------

TOTAL INVESTMENT SECURITIES
  -- 100.0% (Cost $343,093,076)                             $422,055,345
                                                            ============

FORWARD FOREIGN
  CURRENCY EXCHANGE CONTRACTS
                                                              Unrealized
    Contracts                 Settlement                         Gain
     to Sell                     Date             Value         (Loss)
------------------------------------------------------------------------
    4,875,426  CHF             7/30/98        $ 3,221,739       $ 26,206
   10,032,621  DEM             7/30/98          5,562,865         36,508
   33,661,076  FRF             7/30/98          5,566,286         32,672
    3,705,856  GBP             7/30/98          6,177,243          1,622
  217,619,565  JPY             7/30/98          1,580,583        (36,579)
    7,089,510  NLG             7/30/98          3,486,988         24,009
   12,700,452  SEK             7/30/98          1,591,686         22,263
                                              ===========       ========
                                              $27,187,390       $106,701

(Value on Settlement Date $27,294,091)

Forward foreign currency exchange contracts are used by the portfolio management team in an effort to protect foreign investments against declines in foreign currencies. This is also known as hedging. The contracts are called "forward" because they allow your fund to exchange a foreign currency for U.S. dollars at a date in the future -- and at a price (known as the exchange rate) agreed upon when the contract is initially entered into.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                      American
                                                                     Century VP
                                                                   International
                                                                       Fund
                                                                   -------------
                                                                         16
                                                                   -------------

--------------------------------------------------------------------------------

Shares                                                             Value
------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

ADR   = American Depositary Receipt
CHF   = Swiss Franc
DEM   = German Mark
FHLB  = Federal Home Loan Bank
FRF   = French Franc
GBP   = British Pound
JPY   = Japanese Yen
NLG   = Netherlands Guilder
SEK   = Swedish Krona

(1)   Non-income producing.
(2) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at 6/30/98, was $7,000,517 which represented 1.7% of net assets.
(3) Investments in country were less than 0.05% of total investment securities.
(4)   The rate disclosed is the yield to maturity at purchase.

UNDERSTANDING THE
  SCHEDULE OF INVESTMENTS

This schedule shows you which investments your fund owned on the last day of the reporting period.

The schedule includes:
o     the percentage of total investments in each country
o     a list of each investment
o     the number of shares of each stock
o     the market value of each investment
o     the percent and dollar breakdown of each investment category

                       See notes to financial statements.

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  Century VP
International
    Fund
-------------
     16
-------------

--------------------------------------------------------------------------------
American Century VP International Fund
---------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investment securities, at value (identified
    cost of $343,093,076) (Note 3)                                $ 422,055,345
  Foreign currency holdings, at value
    (identified cost of $346,097)                                       346,097
  Cash                                                                  754,849
  Receivable for forward foreign currency
    exchange contracts                                                  143,280
  Receivable for investments sold                                     1,451,855
  Dividends and interest receivable                                     938,931
  Other assets                                                              692
                                                                  -------------
                                                                    425,691,049
                                                                  -------------
Liabilities:
  Payable for investments purchased                                  10,750,539
  Payable for capital shares redeemed                                 2,554,563
  Payable for forward foreign currency
    exchange contracts                                                   36,579
  Accrued management fees (Note 2)                                      476,400
  Payable for directors' fees and expenses                                  290
                                                                  -------------
                                                                     13,818,371
                                                                  -------------
    Net Assets                                                    $ 411,872,678
                                                                  =============

Capital Shares, $0.01 par value:
  Authorized                                                        200,000,000
                                                                  =============
  Outstanding                                                        51,243,729
                                                                  =============
    Net Asset Value Per Share                                     $        8.04
                                                                  =============

Net Assets consist of:
  Capital (par value and paid-in surplus)                         $ 330,349,655
  Undistributed net investment income                                 1,303,985
  Accumulated undistributed net realized gain from
    investments and foreign currency
    transactions                                                      1,168,538
  Net unrealized appreciation on investments
    and translation of assets and liabilities
    in foreign currencies (Note 3)                                   79,050,500
                                                                  -------------
    Total Net Assets                                              $ 411,872,678
                                                                  =============

Understanding the Statement of Assets and Liabilities--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

Net Assets are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders or net investment losses; net gains earned on investments not yet paid to shareholders or net losses from investments (known as realized gains or losses), and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income:
  Dividends (net of foreign taxes withheld
    of $511,480)                                                  $   3,448,320
  Interest                                                              886,204
                                                                  -------------
                                                                      4,334,524
                                                                  -------------

Expenses (Note 2):
  Management fees                                                     2,246,986
  Directors' fees and expenses                                            1,326
                                                                  -------------
                                                                      2,248,312
                                                                  -------------
Net Investment Income                                                 2,086,212
                                                                  =============

Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency (Note 3):
Net realized gain (loss) on:
  Investments                                                         6,650,793
  Foreign currency transactions                                      (2,667,360)
                                                                  -------------
                                                                      3,983,433
                                                                  -------------
Change in net unrealized appreciation on:
  Investments                                                        55,634,379
  Translation of assets and liabilities in
    foreign currencies                                                  (84,347)
                                                                  -------------
                                                                     55,550,032
                                                                  -------------
Net realized and unrealized gain on
  investments and foreign currency                                   59,533,465
                                                                  -------------
Net Increase in Net Assets Resulting from
  Operations                                                      $  61,619,677
                                                                  =============

Understanding the Statement of Operations--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund Operations include:
o     income earned by investments (dividends and interest)
o     management fees and expenses
o gains or losses from selling investments (known as realized gains or losses)
o gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

                       See notes to financial statements.

--------------------------------------------------------------------------------


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                                                                      American
                                                                     Century VP
                                                                   International
                                                                       Fund
                                                                   -------------
                                                                         16
                                                                   -------------

STATEMENT OF CHANGES IN NET ASSETS

                                                             Six Months Ended     Year Ended
                                                               June 30, 1998     December 31,
                                                                (Unaudited)          1997
                                                               -------------     ------------
Operations:
  Net investment income (loss)                                 $   2,086,212    $    (134,762)
  Net realized gain on investments and foreign
    currency transactions                                          3,983,433       13,688,083
  Change in net unrealized appreciation on
    investments and translation of assets and
    liabilities in foreign currencies                             55,550,032       13,350,515
                                                               -------------    -------------
  Net increase in net assets resulting from operations            61,619,677       26,903,836
                                                               -------------    -------------
Distributions to shareholders:
  From  net investment income                                     (1,512,683)      (1,287,755)
  In excess of net investment income                                      --         (148,297)
  From net realized gains from investment transactions           (15,528,803)      (2,769,529)
                                                               -------------    -------------
Decrease in net assets from distributions                        (17,041,486)      (4,205,581)
                                                               -------------    -------------
Capital share transactions:
  Proceeds from shares sold                                      290,951,355      251,281,839
  Proceeds from reinvestment of distributions                     17,041,486        4,205,581
  Payments for shares redeemed                                  (157,221,076)    (162,998,136)
                                                               -------------    -------------
  Net increase in net assets from capital share transactions     150,771,765       92,489,284
                                                               -------------    -------------
  Net increase in net assets                                     195,349,956      115,187,539
Net Assets:
  Beginning of period                                            216,522,722      101,335,183
                                                               -------------    -------------
  End of period                                                $ 411,872,678    $ 216,522,722
                                                               -------------    -------------
  Undistributed net investment income                          $   1,303,985    $     730,456
                                                               =============    =============

Transactions in shares of the Fund:
  Sold                                                            37,846,891       38,184,069
  Issued in reinvestment of distributions                          2,328,072          691,707
  Redeemed                                                       (20,587,075)     (24,224,772)
                                                               -------------    -------------
  Net increase                                                    19,587,888       14,651,004
                                                               =============    =============

Understanding the Statement of Changes in Net Assets--This statement shows how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

o operations--a summary of the Statement of Operations from the previous page for the most recent period
o     distributions--income and gains distributed to shareholders
o share transactions--shareholders' purchases, reinvestment of distributions and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                       See notes to financial statements.

--------------------------------------------------------------------------------


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  Century VP
International
    Fund
-------------
     16
-------------

--------------------------------------------------------------------------------
American Century VP International Fund
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

------------------------------------------
1. Organization and Summary of Significant
   Accounting Policies
------------------------------------------

      Organization -- American Century Variable Portfolios, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century VP International (the Fund) is one of the six series of funds issued by the Corporation. The Fund's investment objective is capital growth. The Fund seeks to achieve its investment objective by investing primarily in an internationally diversified portfolio of equity securities that are considered by management to have prospects for appreciation. The Fund will invest primarily in securities of issuers located in developed markets. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

Security Valuations

      Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Security Transactions

      Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income

      Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Transaction

      The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

      Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

      Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of portfolio securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

Forward Foreign Currency Exchange Contracts

      The Fund may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Fund's exposure to for-

--------------------------------------------------------------------------------


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                                                                      American
                                                                     Century VP
                                                                   International
                                                                       Fund
                                                                   -------------
                                                                         16
                                                                   -------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

eign currency exchange rate fluctuations. When required, the Fund will segregate assets in an amount sufficient to cover its obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

Repurchase Agreements

      The Fund may enter into repurchase agreements with institutions that the Fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Fund under each repurchase agreement.

Income Tax Status

      It is the policy of the Fund to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders

      Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales and may result in reclassification among certain capital accounts.

Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Additional Information

      Funds Distributor, Inc. (FDI) is the Corporation's distributor. Certain officers of FDI are also officers of the Corporation.

------------------------------------
2. Transactions with Related Parties
------------------------------------

      The Corporation has entered into a Management Agreement with ACIM that provides the Fund with investment advisory and management services in exchange for a single, unified fee. The Agreement pro-

--------------------------------------------------------------------------------

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   American
  Century VP
International
    Fund
-------------
     16
-------------

--------------------------------------------------------------------------------
American Century VP International Fund
---------------------------------------

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 1998 (Unaudited)

vides that all expenses of the Fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and Purchases and sales of investment securities, paid monthly based on the Fund's average daily closing net assets during the previous month. The annual management fee for the Fund is 1.50%.

      Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, and the Corporation's transfer agent, American Century Services Corporation.

--------------------------
3. Investment Transactions
--------------------------

      Purchases and sales of investment securities, excluding short-term investments, totaled $350,940,067 and $230,026,702, respectively. On June 30, 1998, accumulated net unrealized appreciation on investments was $77,128,263, based on the aggregate cost of investments for federal income tax purposes of $344,927,082, which consisted of unrealized appreciation of $81,251,929 and unrealized depreciation of $4,123,666.

--------------------------------------------------------------------------------


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

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                                                                      American
                                                                     Century VP
                                                                   International
                                                                       Fund
                                                                   -------------
                                                                         16
                                                                   -------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the years ended December 31 (except as noted)

                                                                                                                      May 1, 1994
                                                                                                                      (inception)
                                                       Six Months Ended             Year Ended December 31,             through
                                                        June 30, 1998     -----------------------------------------   December 31,
                                                         (Unaudited)          1997            1996          1995*        1994
                                                          -----------     ----------     -----------     ----------   -----------
    Net Asset Value, Beginning of Period ............   $      6.84      $      5.96     $      5.33    $      4.75   $      5.00
                                                        -----------      -----------     -----------    -----------   -----------
Income From Investment Operations:
      Net Investment Income (Loss) ..................          0.07            (0.02)           0.02           0.03            --
      Net Realized and Unrealized Gain (Loss) on
          Investment Transactions ...................          1.61             1.11            0.74           0.55         (0.25)
                                                        -----------      -----------     -----------    -----------   -----------
    Total From Investment Operations ................          1.68             1.09            0.76           0.58         (0.25)
                                                        -----------      -----------     -----------    -----------   -----------
Distributions:
    From Net Investment Income ......................         (0.04)           (0.06)          (0.03)            --            --
    In Excess of Net Investment Income ..............            --            (0.01)          (0.07)            --            --
    From Net Realized Gains on Investment
          Transactions ..............................         (0.44)           (0.14)          (0.03)            --            --
                                                        -----------      -----------     -----------    -----------   -----------
    Total Distributions .............................         (0.48)           (0.21)          (0.13)            --            --
                                                        -----------      -----------     -----------    -----------   -----------
Net Asset Value, End of Period ......................   $      8.04      $      6.84     $      5.96    $      5.33   $      4.75
                                                        ===========      ===========     ===========    ===========   ===========
    Total Return* ...................................         25.30%           18.63%          14.41%         12.21%        (5.00)%
                                                        ===========      ===========     ===========    ===========   ===========

Ratios/Supplemental Data:
    Ratio of Operating Expenses to Average Net
      Assets ........................................         1.50%+           1.50%           1.50%          1.50%         1.50%+
    Ratio of Net Investment Income (Loss) to
      Average Net Assets ............................          1.39%+          (0.08)%          0.31%          0.70%        (0.11)%+
    Portfolio Turnover Rate .........................            81%             173%            154%           214%          157%
    Net Assets, End of Period (in 000's) ............   $   411,873      $   216,523     $   101,335    $    51,609   $    17,993

----------
#     Computed using average shares outstanding throughout the period.
* Total return assumes reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
+     Annualized.

Understanding the Financial Highlights--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:
o     share price at the beginning of the period
o     portfolio income and capital gains or losses
o     distributions of income and capital gains paid to shareholders
o     share price at the end of the period

It also includes some key statistics for the period:

o total return--the overall percentage return of the fund, assuming reinvestment of all distributions
o expense ratio--operating expenses, expressed as a percentage of average net assets
o net income ratio--net investment income as a percentage of average net assets
o portfolio turnover--the percentage of the portfolio that was replaced during the period

                       See notes to financial statements.

--------------------------------------------------------------------------------


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

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  Century VP
International
    Fund
-------------
     16
-------------

--------------------------------------------------------------------------------
American Century VP International Fund
---------------------------------------

BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY AND POLICIES

      The philosophy behind American Century's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

      VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share price fluctuations.

      International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

      For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

      Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1997, when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations and political developments may also affect net asset value.

COMPARATIVE INDICES

      The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

      MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE, AUSTRALASIA, FAR EAST INDEX (EAFE), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia and Singapore.

--------------------------------------------------------------------------------

                                                                   -------------
                                                                      American
                                                                     Century VP
                                                                   International
                                                                       Fund
                                                                   -------------
                                                                         16
                                                                   -------------

--------------------------------------------------------------------------------

GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the "Financial Highlights" on page 18.

PORTFOLIO STATISTICS

o NUMBER OF COMPANIES -- the number of different companies held by a fund on a given date.

o PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------
   Fidelity
VIP III Growth
Opportunities
  Portfolio
--------------
      17
--------------

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
COMMON STOCKS -- 85.3%
----------------------

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

------------------------
BASIC INDUSTRIES -- 2.6%
------------------------

Chemicals & Plastics -- 1.4%
       30,700  Cabot Corp.                                  $    991,994
      161,500  du Pont (E.I.) de Nemours & Co.                12,051,938
      145,100  Raychem Corp.                                   4,289,519
       44,700  Union Carbide Corp.                             2,385,863
                                                           -------------
                                                              19,719,314
                                                           -------------

Packaging & Containers -- 0.9%
        7,300  Corning, Inc.                                     253,675
      292,800  Owens-Illinois, Inc. (a)                       13,102,800
                                                           -------------
                                                              13,356,475
                                                           -------------

Paper & Forest Products -- 0.3%
       57,600  Champion International Corp.                    2,833,200
        4,500  Georgia-Pacific Corp.                             265,219
       23,200  Stone Container Corp. (a)                         362,500
       16,700  Willamette Industries, Inc.                       534,400
                                                           -------------
                                                               3,995,319
                                                           -------------
TOTAL BASIC INDUSTRIES                                        37,071,108
                                                           -------------

---------------------------------
CONSTRUCTION & REAL ESTATE-- 1.7%
---------------------------------

Building Materials -- 0.5%
       13,200  Armstrong World Industries, Inc.                  889,350
      114,800  Owens Corning                                   4,685,275
       34,800  Sherwin-Williams Co.                            1,152,750
                                                           -------------
                                                               6,727,375
                                                           -------------

Construction -- 0.8%
       42,600  Centex Corp.                                    1,608,150
       86,536  D.R. Horton, Inc.                               1,806,439
       87,762  Fleetwood Enterprises, Inc.                     3,510,480
      113,200  Kaufman & Broad Home Corp.                      3,594,100
        5,600  U.S. Home Corp. (a)                               231,000
                                                           -------------
                                                              10,750,169
                                                           -------------

Engineering -- 0.4%
      121,400  Fluor Corp.                                     6,191,400
                                                           -------------
TOTAL CONSTRUCTION & REAL ESTATE                              23,668,944
                                                           -------------

----------------
DURABLES -- 4.1%
----------------

Autos, Tires, & Accessories -- 2.8%
       42,800  AutoZone, Inc. (a)                              1,366,925
       69,600  Cummins Engine Co., Inc.                        3,567,000
       66,300  Discount Auto Parts, Inc. (a)                   1,723,800
      361,900  General Motors Corp.                           24,179,444
       38,000  Goodyear Tire & Rubber Co.                      2,448,625
       81,300  Magna International, Inc. Class A               5,577,864
       20,500  Republic Industries, Inc. (a)                     512,500
                                                           -------------
                                                              39,376,158
                                                           -------------

Consumer Durables -- 0.2%
       34,500  Minnesota Mining & Manufacturing Co.            2,835,469
                                                           -------------

Consumer Electronics -- 0.3%
       22,500  Maytag Co.                                      1,110,938
       20,400  Newell-Co.                                      1,016,175
       22,900  Whirlpool Corp.                                 1,574,375
                                                           -------------
                                                               3,701,488
                                                           -------------

Textiles & Apparel -- 0.8%
      165,200  Burlington Industries, Inc. (a)                 2,323,125
       44,200  Jones Apparel Group, Inc. (a)                   1,616,063
      110,800  Liz Claiborne, Inc.                             5,789,300
       27,600  NIKE, Inc. Class B                              1,343,775
       31,800  Shaw Industries, Inc.                             560,475
       10,600  Warnaco Group, Inc. Class A                       449,838
                                                           -------------
                                                              12,082,576
                                                           -------------
TOTAL DURABLES                                                57,995,691
                                                           -------------

--------------
ENERGY -- 6.4%
--------------

Energy Services -- 0.2%
       98,800  McDermott International, Inc.                   3,402,425
        5,300  Schlumberger Ltd.                                 362,056
                                                           -------------
                                                               3,764,481
                                                           -------------

Oil & Gas -- 6.2%
      201,000  Amerada Hess Corp.                             10,916,813
       23,400  Apache Corp.                                      737,100
       23,900  Atlantic Richfield Co.                          1,867,188
      192,687  British Petroleum PLC ADR                      17,004,628
      207,435  Burlington Resources, Inc.                      8,932,670
       36,600  Chevron Corp.                                   3,040,088

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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                                                                     Fidelity
                                                                  VIP III Growth
                                                                  Opportunities
                                                                    Portfolio
                                                                  --------------
                                                                        17
                                                                  --------------

--------------------------------------------------------------------------------

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

Oil & Gas -- (continued)
       15,300  Cooper Cameron Corp. (a)                      $   780,300
       22,200  Elf Aquitaine SA sponsored ADR                  1,576,200
      391,500  Occidental Petroleum Corp.                     10,570,500
      352,100  Royal Dutch Petroleum Co.                      19,299,481
      252,400  Tosco Corp.                                     7,414,250
               Total SA:
        6,153    Class B                                         797,733
       49,468    sponsored ADR                                 3,233,971
       30,300  USX-Marathon Group                              1,039,669
       17,400  Unocal Corp.                                      622,050
                                                           -------------
                                                              87,832,641
                                                           -------------
TOTAL ENERGY                                                  91,597,122
                                                           -------------

----------------
FINANCE -- 20.8%
----------------

Banks -- 1.9%
       40,000  Banc One Corp.                                  2,232,500
      181,000  Bank of Tokyo-Mitsubishi Ltd.                   1,913,834
       42,900  Credit Suisse Group (Reg.)                      9,523,927
       63,400  NationsBank Corp.                               4,850,100
      104,700  Providian Financial Corp.                       8,225,494
                                                           -------------
                                                              26,745,855
                                                           -------------

Credit & Other Finance -- 3.5%
      605,382  Fleet Financial Group, Inc.                    50,549,397
                                                           -------------

Federal Sponsored Credit -- 9.3%
      880,600  Freddie Mac                                    41,443,238
    1,495,600  Fannie Mae                                     90,857,700
                                                           -------------
                                                             132,300,938
                                                           -------------

Insurance -- 5.5%
       86,600  AFLAC, Inc.                                     2,625,063
       48,600  Allmerica Financial Corp.                       3,159,000
      215,759  Allstate Corp.                                 19,755,433
      141,500  American International Group, Inc.             20,659,000
      127,800  CIGNA Corp.                                     8,818,200
       38,500  Loews Corp.                                     3,354,313
       21,600  MBIA, Inc.                                      1,617,300
      147,800  MGIC Investment Corp.                           8,433,838
       26,700  PMI Group, Inc.                                 1,959,113
       11,600  Reliastar Financial Corp.                         556,800
      102,900  Torchmark Corp.                                 4,707,675
       58,900  Travelers Property Casualty Corp. Class A       2,525,338
                                                           -------------
                                                              78,171,073
                                                           -------------

Savings & Loans -- 0.2%
       32,700  Golden West Financial Corp.                     3,476,419
                                                           -------------

Securities Industry -- 0.4%
      325,000  Nomura Securities Co. Ltd.                      3,777,981
       11,800  Travelers Group, Inc. (The)                       715,375
       45,300  United Asset Management Corp.                   1,180,631
        1,900  Waddell & Reed Financial, Inc. Class A             45,481
                                                           -------------
                                                               5,719,468
                                                           -------------
TOTAL FINANCE                                                296,963,150
                                                           -------------

--------------
HEALTH -- 8.6%
--------------

Drugs & Pharmaceuticals -- 3.6%
      236,000  American Home Products Corp.                   12,213,000
      130,700  Amgen, Inc. (a)                                 8,544,513
      317,166  Astra AB Class A Free shares                    6,464,682
       55,900  Merck & Co., Inc.                               7,476,625
        3,100  Novartis AG (Reg.)                              5,146,785
      128,600  Schering-Plough Corp.                          11,782,975
                                                           -------------
                                                              51,628,580
                                                           -------------

Medical Equipment & Supplies -- 1.2%
       68,000  AmeriSource Health Corp. Class A (a)            4,466,750
       10,700  Baxter International, Inc.                        575,794
       81,000  Biomet, Inc.                                    2,678,063
       83,700  Johnson & Johnson                               6,172,875
      100,902  St. Jude Medical, Inc. (a)                      3,714,455
                                                           -------------
                                                              17,607,937
                                                           -------------

Medical Facilities Management -- 3.8%
    1,073,350  Columbia/HCA Healthcare Corp.                  31,261,319
       21,300  Healthsouth Corp.                                 568,444
      240,800  Humana, Inc. (a)                                7,509,950
      232,800  Tenet Healthcare Corp. (a)                      7,275,000
      110,600  United HealthCare Corp.                         7,023,100
                                                           -------------
                                                              53,637,813
                                                           -------------
TOTAL HEALTH                                                 122,874,330
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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   Fidelity
VIP III Growth
Opportunities
  Portfolio
--------------
      17
--------------

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

-------------------------
HOLDING COMPANIES -- 0.1%
-------------------------

       36,100  U.S. Industries, Inc.                         $   893,475
                                                           -------------

---------------------------------------
INDUSTRIAL MACHINERY & EQUIPMENT-- 0.9%
---------------------------------------

Electrical Equipment-- 3.1%
        4,500  Alcatel Alsthom Compagnie
                 Generale d'Electricite SA
                 sponsored ADR                                   183,094
       52,900  Alcatel Alsthom Compagnie
                 Generale d'Electricite SA                    10,741,427
       90,600  Emerson Electric Co.                            5,469,975
       99,600  General Electric Co.                            9,063,600
       16,000  Grainger (W.W.), Inc.                             797,000
      139,900  Philips Electronics NV                         11,891,500
       64,900  Philips Electronics NV (Bearer)                 5,444,818
                                                           -------------
                                                              43,591,414
                                                           -------------

Industrial Machinery & Equipment -- 0.9%
       82,300  Caterpillar, Inc.                               4,351,613
       92,600  Tyco International Ltd.                         5,833,800
       66,800  Ultratech Stepper, Inc. (a)                     1,319,300
       54,200  United States Filter Corp. (a)                  1,520,988
                                                           -------------
                                                              13,025,701
                                                           -------------

Pollution Control -- 0.0%
        2,600  Browning-Ferris Industries, Inc.                   90,350
                                                           -------------
TOTAL INDUSTRY MACHINERY & EQUIPMENT                          56,707,465
                                                           -------------

-----------------------
MEDIA & LEISURE -- 3.0%
-----------------------

Broadcasting -- 1.1%
       40,900  CBS Corp.                                       1,298,575
       13,500  Comcast Corp. Class A special                     548,016
       13,300  Cox Communications, Inc. Class A (a)              644,219
      100,900  MediaOne Group, Inc.                            4,433,294
               Tele-Communications, Inc. (a):
       29,568    (TCI Group), Series A                         1,136,520
      282,664    (TCI Ventures Group), Series A                5,670,947
       27,600  Time Warner, Inc.                               2,358,075
                                                           -------------
                                                              16,089,646
                                                           -------------

Entertainment -- 0.2%
        5,800  Cedar Fair L.P. (depositary unit)                 160,225
       23,800  King World Productions, Inc. (a)                  606,900
       14,700  Royal Caribbean Cruises Ltd.                    1,168,650
        8,500  Viacom, Inc. Class A (a)                          497,250
                                                           -------------
                                                               2,433,025
                                                           -------------

Lodging & Gaming -- 0.8%
       98,900  Circus Circus Enterprises, Inc. (a)             1,675,119
      113,300  Mirage Resorts, Inc. (a)                        2,414,706
       97,000  Promus Hotel Corp. (a)                          3,734,500
       72,800  Sun International Hotels Ltd. Ord. (a)          3,312,400
                                                           -------------
                                                              11,136,725
                                                           -------------

Publishing -- 0.2%
       30,400  Cognizant Corp.                                 1,915,200
        6,800  Harte Hanks Communications, Inc.                  175,525
                                                           -------------
                                                               2,090,725
                                                           -------------

Restaurants -- 0.7%
       68,400  McDonald's Corp.                                4,719,600
        8,500  Papa John's International, Inc. (a)               335,219
      226,800  Wendy's International, Inc.                     5,329,800
                                                           -------------
                                                              10,384,619
                                                           -------------
TOTAL MEDIA & LEISURE                                         42,134,740
                                                           -------------

-------------------
NONDURABLES -- 4.7%
-------------------

Beverages -- 0.0%
       12,000  PepsiCo, Inc.                                     494,250
                                                           -------------

Household Products -- 0.0%
        4,100  Avon Products, Inc.                               317,750
                                                           -------------

Tobacco -- 4.7%
    1,694,800  Philip Morris Companies, Inc.                  66,732,750
                                                           -------------
TOTAL NONDURABLES                                             67,544,750
                                                           -------------

-----------------------
PRECIOUS METALS -- 0.0%
-----------------------

       23,569  Newmont Mining Corp.                              556,818
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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                                                                     Fidelity
                                                                  VIP III Growth
                                                                  Opportunities
                                                                    Portfolio
                                                                  --------------
                                                                        17
                                                                  --------------

--------------------------------------------------------------------------------

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

--------------------------
RETAIL & WHOLESALE -- 9.5%
--------------------------

Apparel Stores -- 0.5%
       39,150  Gap, Inc.                                    $  2,412,619
      183,000  TJX Companies, Inc.                             4,414,875
                                                           -------------
                                                               6,827,494
                                                           -------------

General Merchandise Stores -- 3.4%
      128,100  Federated Department Stores, Inc. (a)           6,893,381
       46,000  Penney (J.C.) Co., Inc.                         3,326,375
       36,100  Proffitts, Inc. (a)                             1,457,538
      604,600  Wal-Mart Stores, Inc.                          36,729,450
                                                           -------------
                                                              48,406,744
                                                           -------------

Grocery Stores -- 0.3%
      123,200  Safeway, Inc. (a)                               5,012,700
                                                           -------------

Retail & Wholesale, Miscellaneous-- 5.3%
      266,700  Circuit City Stores, Inc.--
                 Circuit City Group                           12,501,563
      382,700  Home Depot, Inc.                               31,788,019
      507,200  Lowe's Companies, Inc.                         20,573,300
      155,975  Officemax, Inc. (a)                             2,573,588
       42,600  Office Depot, Inc. (a)                          1,344,563
       10,055  School Specialty, Inc.                            164,651
      105,450  Staples, Inc. (a)                               3,051,459
       39,400  Toys "R" Us, Inc. (a)                             928,363
       21,724  U.S. Office Products Co. (a)                      423,618
       62,900  Viking Office Products, Inc. (a)                1,973,488
                                                           -------------
                                                              75,322,612
                                                           -------------
TOTAL RETAIL & WHOLESALE                                     135,569,550
                                                           -------------

----------------
SERVICES -- 0.5%
----------------

Advertising -- 0.0%
        8,150  Interpublic Group of Companies, Inc.              494,603
                                                           -------------

Printing -- 0.0%
       11,586  Workflow Management, Inc.                          93,412
                                                           -------------

Services -- 0.5%
       86,100  AccuStaff, Inc. (a)                             2,690,625
       71,000  Medpartners, Inc. (a)                             568,000
        8,689  Navigant International, Inc.                       73,857
       83,600  Service Corp. International                     3,584,350
                                                           -------------
                                                               6,916,832
                                                           -------------
TOTAL SERVICES                                                 7,504,847
                                                           -------------

------------------
TECHNOLOGY -- 9.3%
------------------

Computer Services & Software -- 2.7%
       65,100  Automatic Data Processing, Inc.                 4,744,163
       17,379  Aztec Technology Partners, Inc.                   132,515
       20,400  Black Box Corp. (a)                               677,025
       74,100  Ceridian Corp. (a)                              4,353,375
       38,200  CompUSA, Inc. (a)                                 689,988
       57,500  E Trade Group, Inc. (a)                         1,318,906
      100,600  Electronics for Imaging, Inc. (a)               2,125,175
      118,500  First Data Corp.                                3,947,531
      106,900  Microsoft Corp. (a)                            11,585,288
      121,725  Oracle Corp. (a)                                2,989,870
      136,900  Policy Management Systems Corp. (a)             5,373,325
                                                           -------------
                                                              37,937,161
                                                           -------------

Computers & Office Equipment -- 2.1%
      237,600  Compaq Computer Corp.                           6,741,900
       47,000  Hewlett-Packard Co.                             2,814,125
       16,300  Ingram Micro, Inc. Class A (a)                    721,275
       77,100  International Business Machines Corp.           8,852,044
      209,000  SCI Systems, Inc. (a)                           7,863,625
       88,500  Tech Data Corp. (a)                             3,794,438
                                                           -------------
                                                              30,787,407
                                                           -------------

Electronic Instruments -- 0.6%
        6,200  Applied Materials, Inc. (a)                       182,900
       22,100  Cognex Corp. (a)                                  408,850
       44,100  KLA-Tencor Corp.                                1,221,019
      114,700  Lam Research Corp. (a)                          2,193,638
       23,800  Novellus Systems, Inc. (a)                        849,363
       92,000  Thermo Electron Corp. (a)                       3,145,250
       15,000  Varian Associates, Inc.                           585,000
                                                           -------------
                                                               8,586,020
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

--------------
   Fidelity
VIP III Growth
Opportunities
  Portfolio
--------------
      17
--------------

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

Electronics -- 3.9%
       32,300  Altera Corp. (a)                             $    954,869
       32,400  Amkor Technology, Inc.                            302,738
      108,400  AMP, Inc.                                       3,726,250
       84,800  Intel Corp.                                     6,285,800
       42,900  International Rectifier Corp. (a)                 364,650
      115,000  Methode Electronics, Inc. Class A               1,782,500
       26,100  Micrel, Inc. (a)                                  848,250
       98,600  Microchip Technology, Inc. (a)                  2,575,925
      313,300  Micron Technology, Inc. (a)                     7,773,756
        1,700  MIPS Technologies, Inc.                            23,800
       99,128  Molex, Inc.                                     2,317,117
      153,200  Motorola, Inc.                                  8,052,575
      414,700  Solectron Corp. (a)                            17,443,319
       59,300  Thomas & Betts Corp.                            2,920,525
       15,010  Vishay Intertechnology, Inc.                      269,242
                                                           -------------
                                                              55,641,316
                                                           -------------
TOTAL TECHNOLOGY                                             132,951,904
                                                           -------------

----------------------
TRANSPORTATION -- 0.4%
----------------------

Railroads -- 0.4%
       60,900  Bombardier, Inc. Class B                        1,659,683
       79,800  CSX Corp.                                       3,630,900
                                                           -------------
                                                               5,290,583
                                                           -------------

Shipping -- 0.0%
       10,400  Stolt-Nielsen SA Class B sponsored ADR            180,700
          800  Stolt-Nielsen SA                                   13,700
                                                           -------------
                                                                 194,400
                                                           -------------
TOTAL TRANSPORTATION                                           5,484,983
                                                           -------------

-----------------
UTILITIES -- 9.6%
-----------------

Cellular -- 2.5%
      119,300  AirTouch Communications, Inc. (a)               6,971,594
      217,080  Vodafone Group PLC sponsored ADR               27,365,648
       24,396  Vodafone Group PLC                                309,411
                                                           -------------
                                                              34,646,653
                                                           -------------

Electric Utility -- 0.4%
       59,200  American Electric Power Co., Inc.               2,686,200
        4,100  Consolidated Edison, Inc.                         188,856
       20,100  Duke Energy Corp.                               1,190,925
       22,100  Houston Industries, Inc.                          682,338
       23,300  Niagara Mohawk Power Corp. (a)                    348,044
       23,130  PG&E Corp.                                        730,041
                                                           -------------
                                                               5,826,404
                                                           -------------

Telephone Services -- 6.7%
      143,100  AT&T Corp.                                      8,174,588
       70,300  Ameritech Corp.                                 3,154,713
      143,762  Bell Atlantic Corp.                             6,559,141
      106,500  BellSouth Corp.                                 7,148,813
       12,400  EXCEL Communications, Inc. (a)                    284,425
      435,000  MCI Communications Corp.                       25,284,375
       84,770  Qwest Communications International, Inc.        2,956,354
      152,400  SBC Communications, Inc.                        6,096,000
      221,100  Sprint Corp.                                   15,587,550
      163,300  Telecomunicacoes Brasileiras SA sponsored ADR  17,830,319
        2,569  U.S. West, Inc.                                   120,743
       55,500  WorldCom, Inc. (a)                              2,688,281
                                                           -------------
                                                              95,885,302
                                                           -------------

TOTAL UTILITIES                                              136,358,359
                                                           -------------
Total Common Stocks
  (Cost $952,824,439)                                      1,215,877,236
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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                                                                     Fidelity
                                                                  VIP III Growth
                                                                  Opportunities
                                                                    Portfolio
                                                                  --------------
                                                                        17
                                                                  --------------

--------------------------------------------------------------------------------

                                                                       Value
      Shares                                                          (Note 1)
--------------------------------------------------------------------------------

----------------------------------
U.S. Treasury Obligations -- 10.7%
----------------------------------

    Principal                                 Moody's                  Value
       Amount                                 Ratings (c)             (Note 1)
--------------------------------------------------------------------------------
$     700,000  U.S. Treasury Bills, yield at
                 date of purchase 4.8277%
                 to 4.9669% 7/23/98                 --            $     697,920
               U.S. Treasury Bonds
   50,340,000    8-1/8%, 8/15/19                   Aaa               64,969,811
   40,953,000    6-1/4%, 8/15/23                   Aaa               43,845,101
               stripped Principal:
  107,450,000    0%, 2/15/19                       Aaa                33,209,548
   12,000,000    0%, 8/15/19                       Aaa                 3,601,080
   23,000,000    0%, 8/15/20                       Aaa                 6,505,780
                                                                  --------------
Total U.S. Treasury Obligations
  (Cost $135,676,159)                                                152,829,240
                                                                  --------------

------------------------
Cash Equivalents -- 4.0%
------------------------

                                                                       Value
      Shares                                                          (Note 1)
--------------------------------------------------------------------------------

   56,126,996     Taxable Central Cash Fund (b)
                    (Cost $56,126,996)                                56,126,996
                                                                  --------------

TOTAL INVESTMENT IN SECURITIES -- 100%
  (Cost $1,144,627,594)                                           $1,424,833,472
                                                                  ==============

(a) Non-income producing.
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

Other Information:

      Purchases and sales of securities, other than short-term securities, aggregated $436,178,176 and $162,673,054 respectively, of which U.S. government and government agency obligations aggregated $31,659,187 and $600,000, respectively.

      The market value of futures contracts opened and closed during the period amounted to $94,365,639 and $94,687,486, respectively.

      The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $65,373 for the period (see Note 4 of Notes to Financial Statements).

      Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:

United States                                 89.2%
United Kingdom                                 3.1
Netherlands                                    2.6
Brazil                                         1.3
France                                         1.2
Switzerland                                    1.0
Others (individually less than 1%)             1.6
                                             -----
TOTAL                                        100.0%
                                             =====
Income Tax Information:

      At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $1,144,664,129. Net unrealized appreciation aggregated $280,169,343, of which $311,684,382 related to appreciated investment securities and $31,515,039 related to depreciated investment securities.

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

--------------
   Fidelity
VIP III Growth
Opportunities
  Portfolio
--------------
      17
--------------

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investment in securities, at value
    (cost $1,144,627,594) -- See
    accompanying schedule                                        $1,424,833,472
  Cash                                                                  293,885
  Receivable for investments sold                                     2,410,542
  Receivable for fund shares sold                                     1,677,203
  Dividends receivable                                                1,873,599
  Interest receivable                                                 2,790,983
                                                                 --------------
    Total Assets                                                  1,433,879,684
                                                                 --------------

Liabilities:
  Payable for investments purchased                                   5,056,267
  Payable for fund shares redeemed                                    1,587,775
  Accrued management fee                                                679,896
  Other payables and accrued expenses                                   189,982
                                                                 --------------
    Total Liabilities                                                 7,513,920
                                                                 --------------

    Net Assets                                                   $1,426,365,764
                                                                 ==============

Net Assets consist of:
  Paid-in capital                                                $1,126,934,510
  Undistributed net investment income                                 8,339,663
  Accumulated undistributed net realized
    gain (loss) on investments and
    foreign currency transactions                                    10,888,954
  Net unrealized appreciation (depreciation)
    on investments and assets and
    liabilities in foreign currencies                               280,202,637
                                                                 --------------
    Net Assets                                                   $1,426,365,764
                                                                 ==============

Initial Class:
    Net Asset Value, offering price and
      redemption price per share
      ($1,355,996,863  66,333,540 shares)                                $20.44
                                                                 ==============

Service Class:
    Net Asset Value, offering price and
      redemption price per share
      ($70,368,901  3,443,025 shares)                                    $20.44
                                                                 ==============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income:
  Dividends                                                      $    7,362,155
  Interest                                                            5,735,285
                                                                 --------------
    Total Income                                                     13,097,440
                                                                 --------------

Expenses:
  Management fee                                                      3,703,262
  Transfer agent fees                                                   434,795
  Distribution fees -- Service Class                                     13,731
  Accounting fees and expenses                                          265,974
  Non-interested trustees' compensation                                   2,187
  Custodian fees and expenses                                            23,445
  Audit                                                                  16,188
  Legal                                                                   6,714
  Miscellaneous                                                             898
                                                                 --------------
    Total expenses before reductions                                  4,467,194
    Expense reductions                                                  (60,203)
                                                                 --------------
    Total Expenses                                                    4,406,991
                                                                 ==============
Net investment income                                                 8,690,449
                                                                 ==============

Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on:
    Investment securities                                            10,674,007
    Foreign currency transactions                                        (7,372)
    Futures contracts                                                   321,847
                                                                 --------------
  Change in net unrealized appreciation
    (depreciation) on:
    Investment securities                                           110,038,116
    Assets and liabilities in foreign currencies                         (2,450)
                                                                 --------------
    Total Realized and Unrealized                                   110,035,666
                                                                 ==============
Net gain (loss)                                                     121,024,148
                                                                 --------------
Net increase (decrease) in net assets
  resulting from operations                                      $  129,714,597
                                                                 ==============
Other Information:
  Expense reductions:
    Directed brokerage arrangements                              $       59,381
    Custodian credits                                                       822
                                                                 --------------
                                                                 $       60,203
                                                                 ==============

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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

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                                                                     Fidelity
                                                                  VIP III Growth
                                                                  Opportunities
                                                                    Portfolio
                                                                  --------------
                                                                        17
                                                                  --------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended       Year Ended
                                                 June 30, 1998       December 31,
                                                  (Unaudited)            1997
                                                ---------------    ---------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income                         $     8,690,449    $    11,806,552
  Net realized gain (loss)                           10,988,482         41,932,727
  Change in net unrealized appreciation
    (depreciation)                                  110,035,666        124,025,796
                                                ---------------    ---------------
  Net increase (decrease) in net assets
    resulting from operations                       129,714,597        177,765,075
                                                ---------------    ---------------
Distributions to shareholders:
    From net investment income                      (12,018,174)        (6,503,921)
    From net realized gain                          (41,777,463)        (9,258,542)
                                                ---------------    ---------------
  Total distributions                               (53,795,637)       (15,762,463)
                                                ---------------    ---------------
Share transactions -- net increase (decrease)       322,091,154        483,267,618
                                                ---------------    ---------------
  Total increase (decrease) in net assets           398,010,114        645,270,230
Net Assets:
  Beginning of period                             1,028,355,650        383,085,420
                                                ---------------    ---------------
  End of period (including undistributed
    net investment income of $8,339,663
    and $11,667,388, respectively)              $ 1,426,365,764    $ 1,028,355,650
                                                ===============    ===============

Other Information:           Six Months Ended June 30, 1998
                                Shares           Dollars         Year Ended December 31, 1997
                                     (Unaudited)                    Shares           Dollars
                             ------------------------------     ------------------------------
Share transactions:
  Initial Class
    Sold                        13,070,692    $ 257,728,602        29,803,319    $ 508,833,566
    Reinvested                   2,818,502       53,495,168         1,011,711       15,762,463
    Redeemed                    (2,776,205)     (55,296,715)       (2,470,247)     (43,871,687)
                             -------------    -------------     -------------    -------------
    Net increase (decrease)     13,112,989    $ 255,927,055        28,344,783    $ 480,724,342
                             =============    =============     =============    =============
  Service Class*
    Sold                         3,296,907    $  65,946,012           134,338    $   2,543,276
    Reinvested                      15,831          300,469                --               --
    Redeemed                        (4,051)         (82,382)               --               --
                             -------------    -------------     -------------    -------------
    Net increase (decrease)      3,308,687    $  66,164,099           134,338    $   2,543,276
                             =============    =============     =============    =============
Distributions:
  Initial Class--
    Net investment income                     $  11,951,048                      $   6,503,921
  Initial Class--
    Net realized gain                            41,544,120                          9,258,542
                                              -------------                      -------------
  Total                                       $  53,495,168                      $  15,762,463
                                              =============                      =============
  Service Class--
    Net investment income                     $      67,126                      $          --
  Service Class--
    Net realized gain                               233,343                                 --
                                              -------------                      -------------
  Total                                       $     300,469                      $          --
                                              =============                      =============
                                              $  53,795,637                      $  15,762,463
                                              =============                      =============

* Service Class commenced sale of shares November 3, 1997.

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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

--------------
   Fidelity
VIP III Growth
Opportunities
  Portfolio
--------------
      17
--------------

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

-----------------------------------
1. Significant Accounting Policies.
-----------------------------------

      Growth Opportunities Portfolio (the fund) is a fund of Variable Insurance Products Fund III (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the fund's original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

      The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation

      Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation

      The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing, exchange rate on the respective dates of the transactions.

      Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

--------------------------------------------------------------------------------

                                                                  --------------
                                                                     Fidelity
                                                                  VIP III Growth
                                                                  Opportunities
                                                                    Portfolio
                                                                  --------------
                                                                        17
                                                                  --------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Investment Income

      Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain

Expenses

      Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders

      Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount, foreign currency transactions, partnerships and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions

      Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

----------------------
2. Operating Policies.
----------------------

Foreign Currency Contracts

      The fund generally uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements.

      The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for

--------------------------------------------------------------------------------

--------------
   Fidelity
VIP III Growth
Opportunities
  Portfolio
--------------
      17
--------------

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Taxable Central Cash Fund

      Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Futures Contracts

      The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

--------------------------------------
3. Purchases and Sales of Investments.
--------------------------------------

      Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.

-----------------------------------------------
4. Fees and Other Transactions with Affiliates.
-----------------------------------------------

Management Fee

      As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .60% of average net assets.

Distribution and Service Plan

      In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                     Fidelity
                                                                  VIP III Growth
                                                                  Opportunities
                                                                    Portfolio
                                                                  --------------
                                                                        17
                                                                  --------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

      For the period, Service Class paid FDC $13,731, all of which was reallowed. to insurance companies, for the distribution of shares and providing shareholder support services.

      Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, payments made to third parties under the Plans amounted to $39,640 and $12,761 for the Initial Class and Service Class, respectively.

Transfer Agent Fees

      Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Accounting Fees

      Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions

      The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

----------------------
5. Expense Reductions.
----------------------

      FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

      In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the fund's expenses.

      For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

-----------------------
6. Beneficial Interest.
-----------------------

      At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 29% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 65% of the total outstanding shares of the fund.

--------------------------------------------------------------------------------

--------------
   Fidelity
VIP III Growth
Opportunities
  Portfolio
--------------
      17
--------------

--------------------------------------------------------------------------------
Fidelity VIP III Growth Opportunities Portfolio
-----------------------------------------------

FINANCIAL HIGHLIGHTS -- INITIAL CLASS

                                                                                                   January 3, 1995
                                                                                                    (commencement
                                           Six Months Ended         Year Ended December 31,       of operations) to
                                           June 30, 1998          --------------------------         December 31,
                                            (Unaudited)              1997             1996              1995
                                             ----------           ----------        --------          --------
Selected Per-Share Data:
  Net asset value, beginning of period       $    19.27           $    15.40        $  13.07          $  10.00
                                             ----------           ----------        --------          --------
  Income from Investment Operations:
    Net investment income ...........              0.14(d)              0.29(d)         0.26              0.11
    Net realized and
      unrealized gain (loss) ........              1.97                 4.18            2.12              3.14
                                             ----------           ----------        --------          --------
    Total from investment operations               2.11                 4.47            2.38             3 .25
                                             ----------           ----------        --------          --------
Less Distributions:
  From net investment income ........             (0.21)               (0.25)          --                (0.11)
  From net realized gain ............             (0.73)               (0.35)          (0.05)            (0.07)
                                             ----------           ----------        --------          --------
  Total distributions ...............             (0.94)               (0.60)          (0.05)            (0.18)
                                             ----------           ----------        --------          --------
Net asset value, end of period ......        $    20.44           $    19.27        $  15.40          $  13.07
                                             ==========           ==========        ========          ========
Total Return (b) (c)                              11.32%               29.95%          18.27%            32.52%
Ratios and Supplemental Data:
  Net assets, end of period
    (000 Omitted) ...................        $1,355,997           $1,025,766        $383,085          $164,303
  Ratio of expenses to
    average net assets ..............              0.72%(a)             0.74%           0.77%             0.85%(g)
  Ratio of expenses to
    average net assets after
    expense reductions ..............              0.71%(a)(f)          0.73%(f)        0.76%(f)          0.83%(f)
  Ratio of net investment
    income to average
    net assets ......................              1.40%(a)             1.68%           2.29%             2.49%
  Portfolio turnover ................                28%(a)               26%             28%               38%
  Average commission rate (h) .......        $   0.0414           $   0.0377        $ 0.0367                --

----------
(a) Annualized.
(b) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. Total returns for periods of less than one year are not annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements).
(d) Net investment income per share has been calculated based on average shares outstanding during the period.
(e) For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.
(f) FMR or the Fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses (see Note 5 of Notes to Financial Statements).
(g) FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                     Fidelity
                                                                  VIP III Growth
                                                                  Opportunities
                                                                    Portfolio
                                                                  --------------
                                                                        17
                                                                  --------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS -- SERVICE CLASS

                                                  Six Months Ended         Year Ended
                                                   June 30, 1998          December 31,
                                                    (Unaudited)              1997 (e)
                                                 -----------------       ----------------
Selected Per-Share Data:
  Net asset value, beginning of period ........   $         19.27        $        18.50
                                                  ---------------        --------------
  Income from Investment Operations:
    Net investment income .....................              0.13(d)               0.04(d)
    Net realized and unrealized gain (loss) ...              1.98                  0.73
                                                  ---------------        --------------
    Total from investment operations ..........              2.11                  0.77
                                                  ---------------        --------------
Less Distributions:
  From net investment income ..................             (0.21)                   --
  From net realized gain ......................             (0.73)                   --
                                                  ---------------        --------------
  Total distributions .........................             (0.94)                   --
                                                  ---------------        --------------
Net asset value, end of period ................   $         20.44        $        19.27
                                                  ===============        ==============
Total Return (b) (c) ..........................             11.32%                 4.16%
Ratios and Supplemental Data:
  Net assets, end of period (000 Omitted) .....   $        70,369        $        2,589
  Ratio of expenses to average net assets .....              0.82%(a)              0.84%(a)
  Ratio of expenses to average net assets after
    expense reductions ........................              0.81%(a)(f)           0.83%(a)(f)
  Ratio of net investment income to average
    net assets ................................              1.41%(a)              1.72%(a)
  Portfolio turnover ..........................                28%(a)                26%
  Average commission rate (h) .................   $        0.0414        $       0.0377

----------
(a) Annualized.
(b) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. Total returns for periods of less than one year are not annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements).
(d) Net investment income per share has been calculated based on average shares outstanding during the period.
(e) For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.
(f) FMR or the Fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses (see Note 5 of Notes to Financial Statements).
(g) FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

--------------
 Fidelity VIP
Equity-Income
   Portfolio
--------------
      18
--------------

--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

----------------------
Common Stocks -- 93.2%
----------------------

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

AEROSPACE & DEFENSE-5.1%

Aerospace & Defense-3.0%
    1,867,500  AlliedSignal, Inc.                           $ 82,870,313
      127,400  Gulfstream Aerospace Corp. (a)                  5,924,100
      827,700  Harsco Corp.                                   37,919,006
      673,103  Lockheed Martin Corp.                          71,264,780
    1,037,900  Textron, Inc.                                  74,404,456
      858,800  United Technologies Corp.                      79,439,000
                                                          --------------
                                                             351,821,655
                                                          --------------

Defense Electronics-1.8%
      842,500  Litton Industries, Inc. (a)                    49,707,500
      725,500  Northrop Grumman Corp.                         74,817,188
               Raytheon Co.:
       19,131    Class A                                       1,102,424
    1,551,800    Class B                                      91,750,175
                                                          --------------
                                                             217,377,287
                                                          --------------

Ship Building & Repair-0.3%
      633,000  General Dynamics Corp.                         29,434,500
                                                          --------------
TOTAL AEROSPACE & DEFENSE                                    598,633,442
                                                          --------------

---------------------
BASIC INDUSTRIES-6.6%
---------------------

Chemicals & Plastics-3.4%
      564,000  Air Products & Chemicals, Inc.                 22,560,000
      330,000  du Pont (E.I.) de Nemours & Co.                24,626,250
      766,800  Great Lakes Chemical Corp.                     30,240,675
      684,200  Hanna (M.A.) Co.                               12,529,413
      772,400  Hercules, Inc.                                 31,764,950
      491,100  Hoechst AG Ord.                                24,269,793
      402,100  IMC Global, Inc.                               12,113,263
               ICI (Imperial Chemical Industries)
      261,800    PLC ADR Class L                              16,886,100
      231,000  Lawter International, Inc.                      2,512,125
      401,400  Millennium Chemicals, Inc.                     13,597,425
    1,644,000  Monsanto Co.                                   91,858,500
      121,950  Octel Corp.                                     2,423,756
      585,200  Olin Corp.                                     24,395,525
      639,800  Solutia, Inc.                                  18,354,263
      856,400  Union Carbide Corp.                            45,710,350
      973,400  Witco Corp.                                    28,471,950
                                                          --------------
                                                             402,314,338
                                                          --------------

Iron & Steel-0.4%
      749,800  Dofasco Inc.                                   12,234,856
      862,900  Inland Steel Industries, Inc.                  24,322,994
      391,000  USX-U.S. Steel Group                           12,903,000
                                                          --------------
                                                              49,460,850
                                                          --------------

Metals & Mining-1.1%
    1,400,000  Alcan Aluminium Ltd.                           38,630,557
      363,125  Alumax, Inc.                                   16,839,922
      740,900  Aluminum Co. of America                        48,853,094
      250,000  Kaiser Aluminum Corp. (a)                       2,390,625
      200,000  Noranda, Inc.                                   3,461,080
      339,200  PheIps Dodge Corp.                             19,398,000
                                                          --------------
                                                             129,573,278
                                                          --------------

Packaging & Containers-0.1%
       98,900  Corning, Inc.                                   3,436,775
       89,100  Tupperware Corp.                                2,505,938
                                                          --------------
                                                               5,942,713
                                                          --------------

Paper & Forest Products-1.6%
      464,200  Boise Cascade Corp.                            15,202,550
      640,500  Champion International Corp.                   31,504,594
    1,072,400  Domtar, Inc.                                   7,196,825
      556,600  Georgia-Pacific Corp.                          32,804,613
    1,318,200  Kimberly-Clark Corp.                           60,472,425
      861,900  Weyerhaeuser Co.                               39,809,006
                                                          --------------
                                                             186,990,013
                                                          --------------
TOTAL BASIC INDUSTRIES                                       774,281,192
                                                          --------------
-------------------------------
CONSTRUCTION & REAL ESTATE-2.3%
-------------------------------

Building Materials-1.0%
      579,300  American Standard Companies,Inc. (a)           25,887,469
    1,371,600  Coltec Industries, Inc. (a)                    27,260,550
    1,045,400  Masco Corp.                                    63,246,700
                                                          --------------
                                                             116,394,719
                                                          --------------

Engineering-0.2%
      389,900  EG & G, Inc.                                   11,697,000
      222,100  Fluor Corp.                                    11,327,100
      301,800  Foster Wheeler Corp.                            6,469,838
                                                          --------------
                                                              29,493,938
                                                          --------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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                                                                   Equity-Income
                                                                     Portfolio
                                                                  --------------
                                                                        18
                                                                  --------------

--------------------------------------------------------------------------------

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

Real Estate Investment Trusts-1.1%
      109,600  Alexandria Real Estate Equities, Inc.        $  3,281,150
      358,200  Crescent Real Estate Equities, Inc.            12,044,475
      100,200  Duke Realty Investors, Inc.                     2,373,488
      416,800  Equity Office Properties Trust                 11,826,700
      300,000  Equity Residential Properties Trust
                  (SBI)                                       14,231,250
      256,800  Public Storage, Inc.                            7,190,400
    1,502,681  Starwood Hotels & Resorts Trust                72,598,276
      170,500  Weeks Corp.                                     5,392,063
                                                          --------------
                                                             128,937,802
                                                          --------------
TOTAL CONSTRUCTION & REAL ESTATE                             274,826,459
                                                          --------------

-------------
DURABLES-2.9%
-------------

--------------------------------
Autos, Tires, & Accessories-1.3%
--------------------------------

      142,000  Chrysler Corp.                                  8,005,250
      347,400  Eaton Corp.                                    27,010,350
      248,500  Ford Motor Co.                                 14,661,500
      300,000  General Motors Corp.                           20,043,750
      399,500  Johnson Controls, Inc.                         22,846,406
      629,900  Meritor Automotive, Inc.                       15,117,600
      281,300  Navistar International Corp.                    8,122,538
       32,000  Snap-On Tools Corp.                             1,157,517
      719,200  TRW, Inc.                                      39,286,300
                                                          --------------
                                                             156,251,211
                                                          --------------

Consumer Durables-0.6%
               Minnesota Mining &
      821,900    Manufacturing Co.                            67,549,906
                                                          --------------

Consumer Electronics-0.4%
      226,400  General Motors Corp. Class H                   10,669,100
      718,600  Maytag Co.                                     35,480,875
      661,000  Sunbeam-Oster, Inc.                             6,857,875
                                                          --------------
                                                              53,007,850
                                                          --------------

Textiles & Apparel-0.6%
      353,700  Dexter Corp.                                   11,252,081
      171,900  Intimate Brands, Inc. Class A                   4,737,994
      484,200  NIKE, Inc. Class B                             23,574,488
      687,700  Reebok International Ltd. (a)                  19,040,694
      148,300  Stride Rite Corp.                               2,233,769
      192,600  Unifi, Inc.                                     6,596,550
                                                          --------------
                                                              67,435,576
                                                          --------------
TOTAL DURABLES                                               344,244,543

------------
ENERGY-11.1%
------------

Energy Services-0.8%
      271,700  Dresser Industries, Inc.                       11,971,781
      650,000  Halliburton Co.                                28,965,625
      812,000  Schlumberger Ltd.                              55,469,750
                                                          --------------
                                                              96,407,156
                                                          --------------

Oil & Gas - 10.3%
      709,400  Amerada Hess Corp.                             38,529,288
      730,000  Amoco Corp.                                    30,386,250
      195,100  Anadarko Petroleum Corp.                       13,108,281
      780,000  Atlantic Richfield Co.                         60,937,500
               British Petroleum PLC:
      806,508    Ord.                                         11,755,417
    2,193,611    ADR                                         193,586,171
      795,000  Burlington Resources, Inc.                     34,234,688
    1,013,700  Chevron Corp.                                  84,200,456
      266,600  Coastal Corp. (The)                            18,612,013
      319,400  Elf Aquitaine SA sponsored ADR                 22,677,400
    1,500,000  Exxon Corp.                                   106,968,750
      164,500  Kerr-McGee Corp.                                9,520,438
      502,600  Mobil Corp.                                    38,511,725
    2,333,400  Occidental Petroleum Corp.                     63,001,800
      400,400  Pennzoil Co.                                   20,270,250
      645,500  Phillips Petroleum Co.                         31,105,031
    2,267,500  Royal Dutch Petroleum Co.                     124,287,344
    1,160,000  Texaco, Inc.                                   69,237,500
      449,800  Tosco Corp.                                    13,212,875
               Total SA:
      831,600    Class B                                     107,816,512
      576,600    sponsored ADR                                37,695,225
    1,178,600  USX-Marathon Group                             40,440,713
      358,800  Ultramar Diamond Shamrock Corp.                11,324,625
      455,418  Unocal Corp.                                   16,281,194
      246,700  Valero Energy Corp.                             8,202,775
                                                          --------------
                                                           1,205,904,221
                                                          --------------
TOTAL ENERGY                                               1,302,311,377
                                                          --------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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   Portfolio
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      18
--------------

--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

-------------
FINANCE-24.0%
-------------

Banks-11.8%
    2,162,680  Banc One Corp.                             $  120,704,578
    2,165,700  Bank of New York Co., Inc.                    131,430,919
      726,600  Bank of Nova Scotia                            18,019,581
      640,500  BankBoston Corp.                               35,627,813
    1,733,400  BankAmerica Corp.                             149,830,763
      674,600  Chase Manhattan Corp.                          50,932,300
    1,532,800  Citicorp                                      228,770,400
      877,500  Comerica, Inc.                                 58,134,375
      213,900  Credit Suisse Group (Reg.)                     47,486,433
    2,211,200  National Bank of Canada                        43,312,553
    1,005,343  National City Corp.                            71,379,353
    1,826,100  NationsBank Corp.                             139,696,650
    1,457,800  Norwest Corp.                                  54,485,275
      400,000  Royal Bank of Canada                           24,118,549
       56,600  Societe Generale Class A                       11,735,456
    3,428,094  U.S. Bancorp                                  147,408,042
      167,500  Wells Fargo & Co.                              61,807,500
                                                          --------------
                                                           1,394,880,540
                                                          --------------

Credit & Other Finance-4.3%
    1,255,172  American Express Co.                          143,089,608
      918,700  AMP Ltd.                                       10,752,304
      769,828  Associates First Capital Corp. Class A         59,180,532
      295,000  Beneficial Corp.                              45,190,313
    1,180,900  First Chicago NBD Corp.                       104,657,263
      686,800  Fleet Financial Group, Inc.                    57,347,800
    1,245,000  Household International, Inc.                  61,938,750
      223,000  Transamerica Corp.                             25,672,875
                                                          --------------
                                                             507,829,445
                                                          --------------

Federal Sponsored Credit-2.0%
      403,600  Freddie Mac                                    18,994,425
    3,477,300  Fannie Mae                                    211,245,975
                                                          --------------
                                                             230,240,400
                                                          --------------

Insurance-4.3%
      227,800  Aetna, Inc.                                    17,341,275
    1,429,499  Allstate Corp.                                130,888,502
      491,100  CIGNA Corp.                                    33,885,900
               Edperbrascan Corp, Ltd.,
    2,699,800    Class A(vtg.)                                45,433,528
      423,924  Fremont General Corp.                          22,971,382
      170,000  General Re Corp.                               43,095,000
               Hartford Financial Services
      663,300    Group, Inc.                                  75,864,938
      371,100  Highlands Insurance Group, Inc. (a)             6,865,350
      225,900  Marsh & McLennan Companies, Inc.               13,652,831
      198,200  PMI Group, Inc.                                14,542,925
    1,114,525  Reliastar FinanciaI Corp.                      53,497,200
      743,700  Torchmark Corp.                                34,024,275
               Travelers Property Casualty
      209,800    Corp. Class A                                 8,995,175
                                                          --------------
                                                             501,058,281
                                                          --------------

Savings & Loans-0.8%
    2,186,985  Washington Mutual, Inc.                        94,997,161
                                                          --------------

Securities Industry-0.8%
               First Marathon Inc. Class A
      299,400    (non-vtg.)                                    4,936,454
      413,200  Lehman Brothers Holdings, Inc.                 32,048,825
      961,749  Travelers Group, Inc. (The)                    58,306,033
                                                          --------------
                                                              95,291,312
                                                          --------------
TOTAL FINANCE                                              2,824,297,139
                                                          --------------

-----------
HEALTH-6.9%
-----------

Drugs & Pharmaceuticals-4.7%
    2,946,000  American Home Products Corp.                  152,455,500
    1,391,650  Barr Laboratories, Inc. (a)(d)                 55,318,088
    1,070,700  Bristol-Myers Squibb Co.                      123,063,581
      335,900  Merck & Co., Inc                               44,926,625
       25,200  Novartis AG (Reg.)                             41,838,382
      917,000  Sankyo Co. Ltd.                                20,857,409
    1,288,200  Schering-Plough Corp.                         118,031,325
                                                          --------------
                                                             556,490,910
                                                          --------------

Medical Equipment & Supplies-1.0%
       95,800  Allegiance Corp.                                4,909,750
      250,000  Bausch & Lomb, Inc.                            12,531,250
      684,300  Baxter International, Inc.                     36,823,894
      340,000  Johnson & Johnson                              25,075,000
      345,200  Pall Corp.                                      7,076,600

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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                                                                   Equity-Income
                                                                     Portfolio
                                                                  --------------
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                                                                  --------------

--------------------------------------------------------------------------------

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

      740,907  U.S. Surgical Corp.                         $  33,803,882
                                                          --------------
                                                             120,220,376
                                                          --------------

Medical Facilities Management-1.2%
    2,222,000  Beverly Enterprises, Inc. (a)                  30,691,375
    2,259,150  Columbia/HCA Healthcare Corp.                  65,797,744
      508,400  Humana, Inc. (a)                               15,855,725
      476,600  United HealthCare Corp.                        30,264,100
                                                          --------------
                                                             142,608,944
                                                          --------------
TOTAL HEALTH                                                 819,320,230
                                                          --------------

HOLDING COMPANIES-0.2%
      415,000  CINergy Corp.                                  14,525,000
    2,293,600  Cookson Group PLC                               7,879,576
                                                          --------------
                                                              22,404,576
                                                          --------------

-------------------------------------
INDUSTRIAL MACHINERY & EQUIPMENT-6.5%
-------------------------------------

Electrical Equipment-3.8%
      263,200  Alcatel Alsthom Compagnie Generale
                  d'Electricite SA                            53,443,167
    4,291,100  General Electric Co.                          390,490,100
      298,700  Loral Space & Communications Ltd. (a)           8,438,275
                                                          --------------
                                                             452,371,542
                                                          --------------

Industrial Machinery & Equipment-1.8%
      460,500  Alstom SA                                      15,115,794
      194,300  Cooper Industries, Inc.                        10,674,356
      397,100  Harnischfeger Industries, Inc.                 11,242,894
      665,400  Ingersoll-Rand Co.                             29,319,188
      375,000  Parker-Hannifin Corp.                          14,296,875
      514,400  Stewart & Stevenson Services, Inc.              9,259,200
    1,925,484  Tyco International Ltd.                       121,305,492
                                                          --------------
                                                             211,213,799
                                                          --------------

Pollution Control-0.9%
    1,037,298  Browning-Ferris Industries, Inc.               36,046,106
      508,300  Ogden Corp.                                    14,073,556
    1,491,100  Waste Management, Inc.                         52,188,500
                                                          --------------
                                                             102,308,162
                                                          --------------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                       765,893,503
                                                          --------------

--------------------
MEDIA & LEISURE-3.5%
--------------------

Broadcasting-1.1%
       22,964  Ascent Entertainment Group, Inc. (a)              255,475
    1,421,600  CBS Corp.                                      45,135,800
      971,009  Time Warner, Inc.                              82,960,581
                                                          --------------
                                                             128,351,856
                                                          --------------

Entertainment-1.0%
      409,400  King World Productions, Inc. (a)               10,439,700
      677,300  MGM Grand, Inc. (a)                            21,377,281
    1,408,200  Viacom, Inc. Class B (non-vtg.) (a)            82,027,650
                                                          --------------
                                                             113,844,631
                                                          --------------

Leisure Durables & Toys-0.1%
      431,200  Brunswick Corp.                                10,672,200
                                                          --------------

Lodging & Gaming-0.1%
      227,600  Circus Circus Enterprises, Inc. (a)             3,854,975
      518,400  Mirage Resorts, Inc. (a)                       11,048,400
                                                          --------------
                                                              14,903,375
                                                          --------------

Publishing-0.8%
      636,000  ACNielsen Corp.                                16,059,000
      353,700  Cognizant Corp.                                22,283,100
      368,800  Dun & Bradstreet Corp.                         13,322,900
      561,700  Harcourt General, Inc.                         33,421,150
      426,700  Reader's Digest Association, Inc.(The)
                  Class A (non-vtg.)                          11,574,238
                                                          --------------
                                                              96,660,388
                                                          --------------

Restaurants-0.4%
      677,100  McDonald's Corp.                               46,719,900
                                                          --------------
TOTAL MEDIA & LEISURE                                        411,152,350
                                                          --------------

----------------
NONDURABLES-5.9%
----------------

Beverages-0.3%
      487,500  Anheuser-Busch Companies, Inc.                23,003,906
      281,300  Seagram Co. Ltd.                               11,489,651
                                                          --------------
                                                              34,493,557
                                                          --------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


                                       251
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Equity-Income
   Portfolio
--------------
      18
--------------

--------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio
------------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

Foods-1.0%
      639,800  Bestfoods                                   $  37,148,388
      401,625  Corn Products International, Inc. (a)          13,605,047
      384,450  General Mills, Inc.                            26,286,769
      393,500  Heinz (H.J.) Co.                               22,085,188
      110,000  Ralston Purina Co.                             12,849,375
                                                          --------------
                                                              11,974,767
                                                          --------------

Household Products-2.4%
      171,100  Avon Products, Inc.                            13,260,250
      254,600  Clorox Co.                                     24,282,475
      494,400  Dial Corp.                                     12,823,500
      201,400  Gillette Co.                                   11,416,863
       25,000  Premark International, Inc.                       806,250
      621,600  Procter & Gamble Co.                           56,604,450
      941,900  Rubbermaid, Inc.                               31,259,306
    6,821,600  UnileverPLC                                    72,581,319
               Unilever NV:
       12,400    Ord.                                            981,901
      800,000    ADR                                          63,150,000
                                                          --------------
                                                             287,166,314
                                                          --------------

Tobacco-2.2%
      358,200  Dimon, Inc.                                     4,029,750
      922,600  Gallaher Group PLC sponsored ADR               20,181,875
    4,735,300  Philip Morris Companies, Inc.                 186,452,438
    1,873,700  RJR Nabisco Holdings Corp.                     44,500,375
      211,000  UST, Inc.                                       5,697,000
                                                          --------------
                                                             260,861,438
                                                          --------------

TOTAL NONDURABLES                                            694,496,076
                                                          --------------

PRECIOUS METALS-0.1%
      685,400  Newmont Mining Corp.                           16,192,575
                                                          --------------

-----------------------
RETAIL & WHOLESALE-3.9%
-----------------------

Apparel Stores-0.8%
      612,800  Charming Shoppes, Inc. (a)                      2,910,800
      362,600  Footstar, Inc. (a)                             17,404,800
      967,100  Limited, Inc. (The)                            32,035,188
      350,200  TJX Companies, Inc.                             8,448,575
    2,061,200  Venator Group, Inc.                            39,420,450
                                                          --------------
                                                             100,219,813
                                                          --------------

General Merchandise Stores-2.8%
    2,020,156  Consolidated Stores Corp. (a)                  73,230,664
      280,000  Dayton Hudson Corp.                            13,580,000
      656,400  Federated Department Stores, Inc. (a)          35,322,525
      605,600  Hudson's Bay Co. Ord.                          13,904,766
      302,500  Hudson's Bay Co. (c)                            6,945,495
      180,900  Penney (J.C.) Co., Inc.                        13,081,331
    2,836,000  Wal-Mart Stores, Inc.                         172,287,000
                                                          --------------
                                                             328,351,781
                                                          --------------

Retail & Wholesale, Miscellaneous-0.3%
       65,670  School Specialty, Inc.                          1,075,346
      443,200  Tandy Corp.                                    23,517,300
      302,000  Toys "R" Us, Inc. (a)                           7,115,875
      147,759  U.S. Office Products Co. (a)                    2,881,301
                                                          --------------
                                                              34,589,822
                                                          --------------

TOTAL RETAlL & WHOLESALE                                     463,161,416
                                                          --------------

-------------
SERVICES-1.0%
-------------

Leasing & Rental-0.2%
      817,200  Ryder Systems, Inc.                           25,792,875
                                                          --------------

Printing-0.5%
      568,400  Donnelley (R.R.) & Sons Co.                    26,004,300
    1,051,300  Harland (John H.) Co.                          17,806,394
      483,700  Wallace Computer Services, Inc.                11,487,875
       78,804  Workflow Management, Inc.                         635,357
                                                          --------------
                                                              55,933,926
                                                          --------------

Services-0.3%
      499,600  Block (H & R), Inc.                            21,045,650
      397,300  Manpower, Inc.                                 11,397,544
       59,103  Navigant International, Inc.                      502,376
                                                          --------------
                                                              32,945,570
                                                          --------------

TOTAL SERVICES                                               114,672,371
                                                          --------------

---------------
TECHNOLOGY-3.6%
---------------

Computer Services & Software-0.7%
      118,207  Aztec Technology Partners, Inc.                   901,328
    1,326,800  Electronic Data Systems Corp.                  53,072,000

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------


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                                                                   Equity-Income
                                                                     Portfolio
                                                                  --------------
                                                                        18
                                                                  --------------

--------------------------------------------------------------------------------

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

      550,200  First Data Corp.                            $  18,328,538
      391,200  NCR Corp. (a)                                  12,714,000
                                                          --------------
                                                              85,015,866
                                                          --------------

Computers & Office Equipment-2.1%
      532,300  International Business Machines Corp.          61,117,152
      124,173  Compaq Computer Corp.                           3,523,409
      267,600  Diebold, Inc.                                   7,726,950
    1,582,000  Pitney Bowes, Inc.                             76,133,750
    3,018,317  Unisys Corp. (a)                               85,267,455
       86,800  Xerox Corp.                                     8,821,050
                                                          --------------
                                                             242,589,766
                                                          --------------

Electronics-0.6%
      499,400  AMP, Inc.                                      17,166,875
    1,011,600  Motorola, Inc.                                 53,172,225
                                                          --------------
                                                              70,339,100
                                                          --------------

Photographic Equipment-0.2%
      226,400  Eastman Kodak Co.                              16,541,350
      339,300  Polaroid Corp.                                 12,066,356
                                                          --------------
                                                              28,607,706
                                                          --------------
TOTAL TECHNOLOGY                                             426,552,438
                                                          --------------

-------------------
TRANSPORTATION-1.3%
-------------------

Air Transportation-0.1%
      275,800  Viad Corp.                                      7,653,450
                                                          --------------

Railroads-1.2%
      342,100  Burlington Northern Santa Fe Corp.             33,589,944
    1,633,100  CSX Corp.                                      74,306,050
    1,158,000  Norfolk Southern Corp.                         34,522,875
                                                          --------------
                                                             142,418,869
                                                          --------------

TOTAL TRANSPORTATION                                         150,072,319
                                                          --------------

--------------
UTILITIES-8.3%
--------------

Electric Utility-2.7%
    1,052,200  Allegheny Energy, Inc.                         31,697,525
    1,138,600  American Electric Power Co., Inc.              51,663,975
      278,200  Central & South West Corp.                      7,476,625
      602,500  Central Maine Power Co.                        11,748,750
      152,300  CILCORP, Inc.                                   7,310,400
      473,450  Consolidated Edison, Inc.                      21,808,291
      955,950  DPL, Inc.                                      17,326,594
      297,200  Duke Energy Corp.                              17,609,100
    1,573,800  Entergy Corp.                                  45,246,750
      227,800  FPL Group, lnc.                                14,351,400
      227,100  Illinova Corp.                                  6,813,000
    1,434,200  Niagara Mohawk Power Corp. (a)                 21,423,363
    1,072,878  PG&E Corp.                                     33,862,712
      200,000  PacifiCorp.                                     4,525,000
      472,600  Pinnacle West Capital Corp.                    21,267,000
                                                          --------------
                                                             314,130,485
                                                          --------------

Gas-0.6%
      877,800  MCN Energy Group, Inc.                         21,835,275
    1,584,300  Questar Corp.                                  31,091,888
      429,184  Sempra Energy                                  11,909,856
      345,300  Sonat, Inc.                                    13,337,213
                                                          --------------
                                                              78,174,232
                                                          --------------

Telephone Services-5.0%
    2,136,000  AT&T Corp.                                    122,019,000
      508,900  ALLTEL Corp.                                   23,663,850
    1,607,400  Ameritech Corp.                                72,132,075
    2,266,640  Bell Atlantic Corp.                           103,415,450
    1,136,400  BellSouth Corp.                                76,280,850
      783,000  GTE Corp.                                      43,554,375
      270,100  MCI Communications Corp.                       15,699,563
    1,492,000  SBC Communications, Inc.                       59,680,000
      312,500  Sprint Corp.                                   22,031,250
      953,800  WorldCom, Inc. (a)                             46,199,688
                                                          --------------
                                                             584,676,101
                                                          --------------

TOTAL UTILITIES                                              976,980,818
                                                          --------------

TOTAL COMMON STOCKS
   (Cost $8,045,181,255)                                  10,979,492,824
                                                          --------------
 See accompanying notes which are an integral part of the Financial Statements.

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SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

                                                                 Value
      Shares                                                    (Note 1)
--------------------------------------------------------------------------------

---------------------------------
Convertible Preferred Stocks-2.9%
---------------------------------

CONSTRUCTION & REAL ESTATE-0.0%

Real Estate Investment Trusts-0.0%
       62,600  Vornado Realty Trust, Series A, $3.25       $   3,591,675
                                                          --------------

DURABLES-0.0%

Autos, Tires, & Accessories-0.0%
      219,200  Republic Industries, Inc. $1.55                 5,260,800
                                                          --------------

FINANCE-1.4%

Closed End Investment Company-0.1%
      464,700  Readers Digest Association $1.93 TRACES        11,849,850
                                                          --------------

Credit & Other Finance-0.3%
       93,000  DECS Trust $2.01 DECS                           1,278,750
       39,400  Life Re Corp./Life Re Capital Trust II
                  $3.96                                        3,235,725
      384,500  Union Pacific Capital Trust $3.13 TIDE
                  (c)                                         17,975,375
      285,400  WBK Trust $3.135 STRYPES                        8,615,513
                                                          --------------
                                                              31,105,363
                                                          --------------

Insurance-0.5%
      760,000  Aetna, Inc. Class C 6.25%, PRIDES              57,095,000
      171,800  Conseco, Inc. $3.50 PRIDES                      9,105,400
                                                          --------------
                                                              66,200,400
                                                          --------------

Savings & Loans-0.1%
       70,600  Ahmanson (H.F.) & Co., Series D, $3.00         10,307,600
                                                          --------------

Securities Industry-0.4%
      840,700  Salomon, Inc. $2.03 DECS                       40,773,950
       93,900  Salomon, Inc. $3.484 DECS                       5,252,531
                                                          --------------
                                                              46,026,481
                                                          --------------

TOTAL Finance                                                165,489,694
                                                          --------------

-------------------------------------
INDUSTRIAL MACHINERY & EQUIPMENT-0.3%
-------------------------------------

Electrical Equipment-0.2%
      183,200  Loral Space & Communications
                  Ltd.,Series C, $3.00 (c)                    13,877,400
      141,700  Loral Space & Communications
                  Ltd.,Series C, $3.00                        10,733,775
                                                          --------------
                                                              24,611,175
                                                          --------------

Industrial Machinery & Equipment-0.1%
      530,100  Ingersoll Rand Co./Ingersoll Rand
                  Finance Co. $0.19 Growth PRIDES             10,535,738
                                                          --------------

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                        35,146,913
                                                          --------------

--------------------
MEDIA & LEISURE-0.6%
--------------------

Broadcasting-0.5%
      187,200  Evergreen Media Corp. $3.00 (c)                19,071,000
      381,900  MediaOne Group, Inc. Class D $2.25             34,347,131
                                                          --------------
                                                              53,418,131
                                                          --------------

Entertainment-0.1%
      273,300  Premier Parks, Inc. $4.05 PIES                 17,354,550
TOTAL MEDIA & LEISURE                                         70,772,681
                                                          --------------

RETAIL & WHOLESALE-0.1%

General Merchandise Stores-0.1%
      100,000  K mart Financing I $3.875                       7,000,000
                                                          --------------

SERVICES-0.1%
      288,100  Cendant Corp. $2.91 Growth PRIDES               8,336,894
                                                          --------------

TECHNOLOGY-0.1%

Computers & Office Equipment-0.1%
       80,000  Wang Laboratories, Inc. $3.25 (c)               4,425,000
      157,600  Wang Laboratories, Inc. $3.25                   8,402,050
                                                          --------------
                                                              12,827,050
                                                          --------------

 See accompanying notes which are an integral part of the Financial Statements.

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 Principal                                   Moody's               Value
  Amount                                     Rating(c)            (Note 1)
--------------------------------------------------------------------------------

UTILITIES-0.3%

Electric Utility-0.2%
      285,500  Houston Industries, Inc. $3.215 ACES         $ 21,269,750
                                                            ------------

Gas-0.0%
       25,100  MCN Energy Group, Inc. $4.00 PRIDES             1,151,463
                                                            ------------

Telephone Services-0.1%
      184,800  Enhance Financial Services Group, Inc.
                  $7.625 DECS                                 10,695,300
                                                            ------------
TOTAL UTILITIES                                               33,116,513
                                                            ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
    (Cost $272,958,629)                                      341,542,220
                                                            ------------

----------------------
Convertible Bonds-1.7%
----------------------

CONSTRUCTION & REAL ESTATE-0.3%

Real Estate Investment Trusts-0.3%
   27,985,000  Liberty Property exchangeable
                  8%, 7/1/01 ................... Ba2          35,768,328
                                                            ------------

DURABLES - 0.2%

Autos, Tires, & Accessories - 0.1%
    5,900,000  Magna International,
                  Inc. 4 7/8%, 2/15/05(c) ...... Baa           6,526,875
                                                            ------------

Consumer Electronics - 0.1%
               Matsushita Electric Industrial Co.
JPY452,000,000  Ltd. 1.3%, 3/29/02 .............  Aa2          4,457,209
               Matsushita Electric Industrial Co.
JPY209,000,000  Ltd. 1.4%, 3/31/04 .............  Aa2          2,076,009
   60,290,000  Sunbeam Corp. 0%,3/25/18 (c) ....  Caa2        13,640,613
                                                            ------------
                                                              20,173,831
                                                            ------------
TOTAL DURABLES .................................              26,700,706
                                                            ------------

ENERGY - 0.1%

Oil & Gas - 0.1%
    9,820,000  Pennzoil Co.
                  4 3/4%, 10/1/03 ................ Baa3       13,880,570
                                                            ------------

FINANCE - 0.2%

Credit & Other Finance - 0.1%
   14,140,000  Bell Atlantic Financial Services, Inc.
                  5 3/4%, 4/1/03 (c) .............. A1        14,475,825
                                                            ------------

Insurance - 0.1%

Loews Corp. 3 1/8%,
    4,320,000      9/15/07 .....................  A2           3,931,200
                                                            ------------

TOTAL FINANCE                                                 18,407,025
                                                            ------------

MEDIA & LEISURE - 0.3%

Broadcasting - 0.0%
    3,370,000  Jacor Communicatlons,
                  Inc. 0%, 2/9/18 ............... B3           1,470,163
                                                            ------------

Lodging & Gaming - 0.0%
    1,820,000  Hilton Hotels Corp.
                  5%, 5/15/06 ................... Baa2         1,892,800
                                                            ------------
Publishing - 0.3%
   54,900,000  News America Holdings,
               Inc. liquid yield option
                  notes 0%, 3/11/13 ............. Baa3        36,508,500
                                                            ------------
TOTAL MEDIA & LEISURE                                         39,871,463
                                                            ------------
RETAIL & WHOLESALE - 0.2%

Drug Stores - 0.1%
   11,620,000  Rite Aid Corp.
                  5 1/4%, 9/15/05 (c) ........... Baa2        14,292,600
                                                            ------------
Retail & Wholesale, Miscellaneous  - 0.1%
    5,000,000  Home Depot, Inc.
                  3 1/4%, 10/1/01 ..............  A1           9,162,500
                                                            ------------
TOTAL RETAIL & WHOLESALE                                      23,455,100
                                                            ------------
TECHNOLOGY - 0.4%

Computers & Office Equipment - 0.2%
   11,150,000  Apple Computer, Inc.
                  6%, 6/1/01 .................... Caa1        12,871,281
    7,730,000  Quantum Corp. 7%, 8/1/04 ........  B2           7,353,163
                                                            ------------
                                                              20,224,444
                                                            ------------

 See accompanying notes which are an integral part of the Financial Statements.

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SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

 Principal                                                     Value
  Amount                                                      (Note 1)
--------------------------------------------------------------------------------

Electronics - 0.2%
   13,983,000  Micron Technology, Inc.
                  7%, 7/1/04 ...................  B1    $    13,065,366
   16,420,000  Motorola, Inc. liquid yield
                  option  9/27/13 ..............  A1         11,842,925
                                                        ---------------
                                                             24,908,291
                                                        ---------------
TOTAL TECHNOLOGY                                             45,132,735
                                                        ---------------
TOTAL CONVERTIBLE BONDS
    (Cost $187,458,523)                                     203,215,927
                                                        ---------------
  252,828,605   Taxable Central Cash Fund (b) (Cost
                  $252,828,605)                         $   252,828,605
                                                        ---------------
TOTAL INVESTMENT IN SECURITIES-100%
    (Cost $8,758,427,012)                               $11,777,079,576
                                                        ---------------

Security Type Abbreviations

    ACES    - Automatic Common Exchange Securities
    DECS    - Dividend Enhanced ConvertibleStock/Debt Exchangeable
              for Common Stock
    PIES    - Premium Income EquitySecurities
    PRIDES - Preferred Redeemable Increased Dividend Equity Securities STRYPES - Structured Yield Product Exchangeable for Common Stock
    TIDES   - Term Income Deferred Equity Securities
    TRACES  - Trust Automatic CommonExchange Securities

Currency Abbreviations

    JPY     - Japanese yen

Legend

(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central CashFund was 5.61%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $111,230,183 or .9% of net assets.
(d) Transactions during the period with companies which are or were affiliates are as follows (See Note 7 of Notes to Financial Statements):

                             Purchase        Sales      Dividend        Value
Affiliate                      Cost          Cost        Income
Barr Laboratories Inc.     $       --      $    --        $   --    $55,318,088
                           ==========     ========      ========   ============

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $2,022,543,641 and $1,137,035,606, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $316,780 for the period (see Note 4 of Notes to Financial Statements).

The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows:


         Moody's Ratings                         S&P Ratings
Aaa, Aa, A0.4%                       AAA, AA, A                        0.4%
Baa                         0.6%     BBB                               0.6%
Ba                          0.3%     BB                                0.3%
B                           0.2%     B                                 0.2%
Caa                         0.2%     CCC                               0.1%
Ca, C                       0.0%     CC, C                             0.0%
                                     D                                 0.0%

The percentage not rated by Moody's or S&P amounted to 0.0%.

Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:

United States ...................................................    89.7%
United Kingdom ..................................................     2.7
France ..........................................................     2.1
Canada ..........................................................     2.0
Netherlands .....................................................     1.6
Others (individually less than 1%) ..............................     1.9
                                                                    -----
TOTAL ...........................................................   100.0%
                                                                    =====

Income Tax Information

At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $8,765,724,302. Net unrealized appreciation aggregated $3,011,355,274, of which $3,290,287,130 related to appreciated investment securities and $278,931,856 related to depreciated investment securities.

 See accompanying notes which are an integral part of the Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investment in securities, at value
    (cost $8,758,427,012) -- See accompanying
    schedule                                                    $11,777,079,576
  Cash                                                                   51,187
  Receivable for investments sold                                    22,103,261
  Receivable for fund shares sold                                    10,322,876
  Dividends receivable                                               18,763,721
  Interest receivable                                                 3,863,584
  Other receivables                                                     537,415
                                                                ---------------
    Total Assets                                                 11,832,721,620
                                                                ---------------

Liabilities:
  Payable for investments purchased                                  30,915,607
  Payable for fund shares redeemed                                    7,119,587
  Accrued management fee                                              4,719,356
  Distribution fees payable                                               8,991
  Other payables and accrued expenses                                   840,375
                                                                ---------------
    Total Liabilities                                                43,603,916
                                                                ---------------

Net Assets                                                      $11,789,117,704
                                                                ===============

Net Assets consist of:
  Paid-in capital                                               $ 8,453,792,741
  Undistributed net investment income                                86,904,929
  Accumulated undistributed net realized
    gain (loss) on investments and foreign
    currency transactions                                           229,824,649
  Net unrealized appreciation (depreciation)
    on investments and assets and liabilities in
    foreign currencies                                            3,018,595,385
                                                                ---------------
    Net Assets                                                  $11,789,117,704
                                                                ===============

Initial Class:
  Net Asset Value, offering price and
    redemption price per share ($11,665,025,976
    / 463,367,268 shares)                                       $         25.17
                                                                ===============
Service Class:
  Net Asset Value and offering price per
    share ($124,091,728 / 4,931,725 shares)                     $         25.16
                                                                ===============

STATEMENT OF OPERATIONS
For the Sex Months Ended June 30, 1998 (Unaudited)

Investment Income:
  Dividends                                                     $   105,364,076
  Interest                                                           15,727,694
                                                                ---------------
    Total Income                                                    121,091,770
                                                                ---------------
Expenses:
  Management fee                                                     27,321,754
  Transfer agent fees                                                 3,810,938
  Distribution fees -- Service Class                                     26,530
  Accounting fees and expenses                                          424,175
  Non-interested trustees' compensation                                  32,573
  Custodian fees and expenses                                           153,260
  Registration fees                                                      98,096
  Audit                                                                  79,793
  Legal                                                                  62,982
  Miscellaneous                                                         262,324
                                                                ---------------
    Total expenses before reductions                                 32,272,425
    Expense reductions                                                 (361,660)
    Total Expenses                                                   31,910,765
                                                                ---------------
Net Investment Income                                                89,181,005
                                                                ===============

Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
    Investment securities                                           240,690,852
    Foreign currency transactions                                      (480,201)
                                                                ---------------
    Total Realized and Unrealized                                   240,210,651
                                                                ---------------

  Change in net unrealized appreciation
    (depreciation) on: Investment securities                        756,221,732
    Assets and liabilities in foreign currencies                        (40,910)
    Total Unrealized                                                756,180,822
                                                                ---------------
Net gain (loss)                                                     996,391,473
                                                                ---------------
Net increase (decrease) in net assets resulting
   from operations                                              $ 1,085,572,478
                                                                ===============
Other Information:
  Expense reductions:
    Directed brokerage arrangements                             $       358,010
    Custodian credits                                                     3,650
                                                                ---------------
                                                                $       361,660
                                                                ===============

 See accompanying notes which are an integral part of the Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months Ended       Year Ended
                                                                      June 30, 1998       December 31,
                                                                       (Unaudited)            1997
                                                                    ----------------    ----------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income                                             $     89,181,005    $    140,172,499
  Net realized gain (loss)                                               240,210,651         516,594,647
  Change in net unrealized appreciation (depreciation)                   756,180,822       1,401,296,210
                                                                    ----------------    ----------------
  Net increase (decrease) in net assets resulting from operations      1,085,572,478       2,058,063,356
                                                                    ----------------    ----------------
Distributions to shareholders:
    From net investment income                                          (143,408,215)       (119,523,328)
    From net realized gain                                              (510,364,528)       (602,923,285)
                                                                    ----------------    ----------------
  Total distributions                                                   (653,772,743)       (722,446,613)
                                                                    ----------------    ----------------
Share transactions-- net increase (decrease)                           1,245,248,072       1,815,363,131
                                                                    ----------------    ----------------
  Total increase (decrease) in net assets                              1,677,047,807       3,150,979,874
Net Assets:
  Beginning of period                                                 10,112,069,897       6,961,090,023
                                                                    ----------------    ----------------
  End of period (including undistributed net investment income of
    $86,904,929 and $140,172,474, respectively)                     $ 11,789,117,704    $ 10,112,069,897
                                                                    ================    ================

OTHER INFORMATION

Other Information:                                     Six Months Ended June 30, 1998
                                                          Shares           Dollars          Year Ended December 31, 1997
                                                                (Unaudited)                    Shares           Dollars
                                                     ---------------------------------    ---------------------------------
Share transactions:
  Initial Class
    Sold                                                  40,552,249   $ 1,004,072,133         81,081,134   $ 1,787,907,743
    Reinvested                                            27,884,675       652,780,247         36,487,203       722,446,589
    Redeemed                                             (21,327,703)     (528,825,194)       (32,291,523)     (700,239,679)
                                                     ---------------   ---------------    ---------------   ---------------
    Net increase (decrease)                                47,109,22   $ 1,128,027,186         85,276,814   $ 1,810,114,653
                                                     ===============   ===============    ===============   ===============
  Service Class(A)
    Sold                                                   4,676,336   $   116,393,684            222,682   $     5,321,346
    Reinvested                                                42,396           992,496                 --                --
    Redeemed                                                  (6,500)         (165,294)            (3,189)          (72,868)
                                                     ---------------   ---------------    ---------------   ---------------
    Net increase (decrease)                                4,712,232   $   117,220,886            219,493   $     5,248,478
                                                     ===============   ===============    ===============   ===============
Distributions:
  Initial Class-- Net investment income                                $   143,190,506                      $   119,523,328
  Initial Class-- Net realized gain                                        509,589,741                          602,923,285
                                                                       ---------------                      ---------------
  Total                                                                $   652,780,247                      $   722,446,613
                                                                       ===============                      ===============
  Service Class-- Net investment income                                $       217,709                      $            --
  Service Class-- Net realized gain                                            774,787                                   --
                                                                       ---------------                      ---------------
  Total                                                                $       992,496                      $            --
                                                                       ===============                      ===============
                                                                       $   653,772,743                      $   722,446,613
                                                                       ===============                      ===============

(A)   Service Class commenced sale of shares November 3, 1997.

 See accompanying notes which are an integral part of the Financial Statements.

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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

-----------------------------------
1. Significant Accounting Policies.
-----------------------------------

      Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the funds' original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rate basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation.

      Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation

      The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

      Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

Investment Income

      Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses

      Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation

      Under a Deferred Compensation Plan (the Plan) non-interested trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Under the Plan, deferred amounts are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds, including shares of the fund. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders

      Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions

      Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

----------------------
2. Operating Policies.
----------------------

Foreign Currency Contracts

      The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements

      The underlying U.S. Treasury or Federal Agency

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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Taxable Central Cash Fund

      Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Restricted Securities

      The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

--------------------------------------
3. Purchases and Sales of Investments.
--------------------------------------

      Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other lnformation" at the end of the fund's schedule of investments.

-----------------------------------------------
4. Fees and Other Transactions with Affiliates.
-----------------------------------------------

Management Fee

      As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .50% of average net assets.

Distribution and Service Plan

      In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

      For the period, Service Class paid FDC $26,530, all of which was reallowed to insurance companies,

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NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

for the distribution of shares and providing shareholder support services.

      Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, payments made to third parties under the Plans amounted to $2,494,831 and $29,836 for the Initial Class and Service Class, respectively.

Transfer Agent Fees

      Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except for proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Accounting Fees

      Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions

      The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments

----------------------
5. Expense Reductions.
----------------------

      FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

      In addition, the fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of certain funds' expenses.

      For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

-----------------------
6. Beneficial Interest.
-----------------------

      At the end of the period, Fidelity Investments Life Insurance Company
(FILl) and its subsidiaries, affiliates of FMR, were the record owners of approximately 17% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 30% of the total outstanding shares of the fund.

------------------------------------------
7. Transactions with Affiliated Companies.
------------------------------------------

      An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is under the caption "Legend" at the end of the fund's schedule of investments.

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FINANCIAL HIGHLIGHTS -- INITIAL CLASS

                                          Six Months Ended                           Years Ended December 31,
                                           June 30, 1998                          -------------------------------
                                            (Unaudited)           1997            1996           1995        1994           1993
                                            -----------        -----------     ----------     ----------  ----------     ----------
Selected Per-Share Data:
Net asset value, beginning of period ...... $     24.28        $     21.03     $    19.27     $    15.35  $    15.44     $    13.40
                                            -----------        -----------     ----------     ----------  ----------     ----------
Income from Investment Operations:
    Net investment income .................        0.20(d)            0.36(d)        0.35           0.41        0.41           0.37
    Net realized and unrealized
      gain (loss) .........................        2.24               5.06           2.30           4.69        0.64           2.06
                                            -----------        -----------     ----------     ----------  ----------     ----------
    Total from investment operations ......        2.44               5.42           2.65           5.10        1.05           2.43
                                            -----------        -----------     ----------     ----------  ----------     ----------
Less Distributions:
    From net investment income ............       (0.34)             (0.36)         (0.03)         (0.40)      (0.37)         (0.35)
    In excess of net investment income ....          --                 --             --             --          --          (0.04)
    From net realized gain ................       (1.21)             (1.81)         (0.86)         (0.78)      (0.77)            --
                                            -----------        -----------     ----------     ----------  ----------     ----------
    Total distributions ...................       (1.55)             (2.17)         (0.89)         (1.18)      (1.14)         (0.39)
                                            -----------        -----------     ----------     ----------  ----------     ----------
Net asset value, end of period ............ $     25.17        $     24.28     $    21.03     $    19.27  $    15.35     $    15.44
                                            ===========        ===========     ==========     ==========  ==========     ==========
Total Return (b) (c) ......................       10.53%             28.11%         14.28%         35.09%       7.07%         18.29%
Ratios and Supplemental Data:
    Net assets, end of period (000 omitted) $11,665,026        $10,106,742     $6,961,090     $4,879,435  $2,284,412     $1,318,500
    Ratio of expenses to average net assets        0.59%(a)           0.58%          0.58%          0.61%       0.60%          0.62%
    Ratio of expenses to average net assets
      after expense reductions ............        0.58%(a)(f)        0.57%(f)       0.56%(f)       0.61%       0.58%(f)       0.62%
    Ratio of net investment income to
      average net assets ..................        1.62%(a)           1.65%          1.97%          2.56%       2.83%          2.87%
    Portfolio turnover ....................          22%(a)             44%           186%            87%        134%           120%
    Average commission rate (g) ........... $    0.0419        $    0.0440     $   0.0426

------------
(a)   Annualized.
(b) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. Total returns for periods of less than one year are not annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements).
(d) Net investment income per share has been calculated based on average shares outstanding during the period.
(e) For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.
(f) FMR or the Fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses (see Note 5 of Notes to Financial Statements).
(g) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 See accompanying notes which are an integral part of the Financial Statements.

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FINANCIAL HIGHLIGHTS -- SERVICE CLASS

                                                  Six Months Ended     Year Ended
                                                   June 30, 1998       December 31,
                                                    (Unaudited)          1997 (e)
                                                    -----------        -----------
Selected Per-Share Data:
   Net asset value, beginning of period ........     $  24.27            $ 23.44
                                                     --------            -------
   Income from Investment Operations:
     Net investment income .....................         0.19(d)            0.05(d)
     Net realized and unrealized gain (loss) ...         2.25               0.78
                                                     --------            -------
     Total from investment operations ..........         2.44               0.83
                                                     --------            -------
Less Distributions:
   From net investment income ..................        (0.34)                --
   From net realized gain ......................        (1.21)                --
                                                     --------            -------
   Total distributions .........................        (1.55)                --
                                                     --------            -------
Net asset value, end of period .................     $  25.16            $ 24.27
                                                     ========            =======
Total Return (b) (c) ...........................        10.53%              3.54%
Ratios and Supplemental Data:
   Net assets, end of period (000 omitted) .....     $124,092            $ 5,328
   Ratio of expenses to average net assets .....         0.69%(a)           0.68%(a)
   Ratio of expenses to average net assets after
     expense reductions ........................         0.68%(a)(f)        0.65%(a)(f)
   Ratio of net investment income to average
     net assets ................................         1.60%(a)           1.63%(a)
   Portfolio turnover ..........................           22%(a)             44%
   Average commission rate (g) .................     $ 0.0419            $0.0440

------------
(a)   Annualized.
(b) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. Total returns for periods of less than one year are not annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 5 of Notes to Financial Statements).
(d) Net investment income per share has been calculated based on average shares outstanding during the period.
(e) For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.
(f) FMR or the Fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses (see Note 5 of Notes to Financial Statements).
(g) A fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 See accompanying notes which are an integral part of the Financial Statements.

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--------------------------------------------------------------------------------

Investment Adviser

Fidelity Management & Research Company
Boston, MA


Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Stephen R. Petersen, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer


Board of Trustees

Ralph F. Cox*
Phyllis Burke Davis*
Robert M. Gates*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Marvin L. Mann*
William O. McCoy*
Gerald C. McDonough*
Thomas R. Williams*

* Independent trustees


General Distributor

Fidelity Distributors Corporation
Boston, MA


Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA


Custodian

The Chase Manhattan Bank
New York, NY

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SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

------------------------
CORPORATE BONDS -- 71.9%
------------------------

        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 0.5%

RETAIL & WHOLESALE -- 0.3%

Retail & Wholesale, Miscellaneous -- 0.3%
      $10,000,000    Corporate Express, Inc. 4 1/2%, 7/1/00 .......................B3         $ 9,193,740
                                                                                              -----------

SERVICES -- 0.2%
        6,810,000    Signature Resorts, Inc. 5 3/4%, 1/15/07 ......................Caa          5,584,200
                                                                                              -----------

UTILITIES-0.0%

Telephone Services-0.0%
          630,000    GST Telecommunications, Inc. 0%, 12/15/05(d)(g) ..............--             664,650
                                                                                              -----------
TOTAL CONVERTIBLE BONDS ...........................................................            15,442,590
                                                                                              -----------

NONCONVERTIBLE BONDS -- 71.4%

AEROSPACE & DEFENSE -- 0.8%

Aerospace & Defense-0.1%
        2,480,000    Compass Aerospace Corp. 10 1/8%, 4/15/05(g) ..................Caa          2,529,600
                                                                                              -----------

Defense Electronics-0.5%
       12,150,000    Tracor, Inc. 8 1/2%, 3/1/07 ..................................B1          13,213,125
                                                                                              -----------

Ship Building & Repair-0.2%
        4,650,000    Newport News Shipbuilding, Inc. 9 1/4%, 12/1/06 ..............B1           4,952,250
                                                                                              -----------
TOTAL AEROSPACE & DEFENSE .........................................................            20,694,975
                                                                                              -----------

BASIC INDUSTRIES--6.0%

Chemicals & Plastics -- 1.6%
        8,205,000    Atlantis Group, Inc. 11%, 2/15/03 ............................B2           8,369,100
       25,930,000    Huntsman Corp. 9 1/2%, 7/1/07(g) .............................B2          26,059,650
        4,985,000    Koppers Industry, Inc. 9 7/8%, 12/1/07 .......................B2           5,159,475
        3,890,000    Sterling Chemicals, Inc. 11 1/4%, 4/1/07 .....................B3           3,831,650
                                                                                              -----------
                                                                                               43,419,875
                                                                                              -----------

Iron & Steel -- 1.8%
        3,490,000    GS Technologies Operating, Inc. 12 1/4%, 10/1/05 .............B2           3,865,175
        5,000,000    Pohang Iron & Steel Ltd. yankee 6 5/8%, 7/1/03 ...............Ba1          4,100,000
       16,265,000    Republic Engineered Steels, Inc. 9 7/8%, 12/15/01 ............Caa         16,224,338
        7,610,000    WCI Steel, Inc. 10%,  12/1/04 ................................B2           7,819,275
       15,190,000    WHX Corp. 10 1/2%,  4/15/05 ..................................B3          15,379,875
                                                                                              -----------
                                                                                               47,388,663
                                                                                              -----------

Metals & Mining -- 0.3%
                     Doe Run Resources Corp.:
        3,880,000    12.00875%, 3/15/03(e)(g) .....................................B2           3,918,800
        3,660,000    11 1/4%, 3/15/05(g) ..........................................B2           3,696,600
                                                                                              -----------
                                                                                                7,615,400
                                                                                              -----------

Packaging & Containers -- 0.4%
        2,660,000    Huntsman Packaging Corp. 9 1/8%, 10/1/07 .....................B2           2,686,600
        7,510,000    Norampac, Inc. 9 1/2%, 2/1/08(g) .............................B2           7,622,650
                                                                                              -----------
                                                                                               10,309,250
                                                                                              -----------

Paper & Forest Products -- 1.9%
       11,785,000    APP Finance II Mauritius Ltd. 12%, 3/15/04 ...................Caa          8,072,725
        9,250,000    Advanced Argo Public Company Ltd. 13%, 11/15/07(g) ...........B2           9,203,750
        3,730,000    Doman Industries Ltd. yankee 8 3/4%, 3/15/04 .................B1           3,646,075
        2,320,000    Indah Kiat Finance Mauritius Ltd. 10%, 7/1/07 ................Caa          1,658,800
        1,640,000    Mail-Well Corp. 10 1/2%, 2/15/04 .............................B            1,754,800
        4,315,000    Millar Western Forest 9 7/8%, 5/15/08(g) .....................B3           4,228,700
        7,350,000    Omega Cabinets Ltd. 10 1/2%, 6/15/07 .........................B3           7,350,000
        3,740,000    Pindo Deli Finance Mauritius Ltd. 10 1/4%, 10/1/02 ...........Caa          2,655,400

See accompanying notes which are an integral part of the Financial Statements.

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
        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
       $1,150,000    Stone Container Corp. 11 7/8%, 8/1/16 ........................B2        $  1,282,250
        4,865,000    Tembec Finance Corp. yankee 9 7/8%, 9/30/05 ..................Ba3          5,156,900
        4,500,000    Tjiwi Kimia Mauritius Ltd. 10%, 8/1/04 .......................Ba3          3,127,500
        4,500,000    Tjiwi Kimia International Finance Co. 13 1/4%, 8/1/01 ........Caa          3,532,500
                                                                                             ------------
                                                                                               51,669,400
                                                                                             ------------
TOTAL BASIC INDUSTRIES ............................................................           160,402,588
                                                                                             ------------

CONSTRUCTION & REAL ESTATE -- 1.4%

Building Materials-0.9%
        7,350,000    AIRXCEL, Inc. 11%,  11/15/07 .................................B3           7,717,500
        5,780,000    Insiloc Corp. 10 1/4%,  8/15/07 ..............................B3           5,924,500
        5,500,000    International Utility Structures, Inc 10 3/4%, 2/1/08(g) .....Caa          5,555,000
        5,000,000    Schuff Steel Co. 10 1/2%, 6/1/08(g) ..........................B3           4,950,000
                                                                                             ------------
                                                                                               24,147,000
                                                                                             ------------

Real Estate -- 0.5%
       13,855,000    LNR Property Corp. 9 3/8%, 3/15/08(g) ........................B1          13,820,363
                                                                                             ------------
TOTAL CONSTRUCTION & REAL ESTATE ..................................................            37,967,363
                                                                                             ------------

DURABLES -- 4.4%

Autos, Tires, & Accessories -- 1.9%
        5,610,000    Advance Holding Corp. 0%, 4/15/09(d)(g) ......................Caa          3,337,950
        9,360,000    Advance Stores Co., Inc. 10 1/4%, 4/15/08(g) .................Caa          9,687,600
        2,090,000    Blue Bird Body Co. 10 3/4%, 11/15/06 .........................B2           2,278,100
       24,110,000    Breed Technologies, Inc. 9 1/4%, 4/15/08(g) ..................B3          23,567,525
       13,550,000    Morris Material Handling, Inc. 9 1/2%, 4/1/08(g) .............B2          12,601,500
                                                                                             ------------
                                                                                               51,472,675
                                                                                             ------------

Home Furnishings -- 1.0%
        6,587,000    Guitar Center Management Co., Inc. 11%, 7/1/06 ...............B1           7,229,233
       12,265,000    Interlake Corp. 12 1/8%, 3/1/02 ..............................B3          12,632,950
                     Sealy Mattress Co.:
        3,745,000     0%, 12/15/07(d)(g) ..........................................B3           2,434,250
        3,457,800     9 7/8%, 12/15/07(g) .........................................B3           3,457,800
                                                                                             ------------
                                                                                               25,754,233
                                                                                             ------------

Textiles & Apparel -- 1.5%
        4,920,000    Cluett American Corp. 10 1/8%, 5/15/08(g) ....................B3           4,883,100
        9,060,000    Polymer Group, Inc. 9%, 7/1/07 ...............................B2           9,173,250
       11,770,000    Synthetic Industries, Inc. 9 1/4%, 2/15/07 ...................B2          12,123,100
        6,250,000    WestPoint Stevens, Inc. 7 7/8%, 6/15/08(g) ...................Ba3          6,273,438
        8,905,000    Worldtex, Inc. 9 5/8%, 12/15/07 ..............................B1           8,905,000
                                                                                             ------------
                                                                                               41,357,888
                                                                                             ------------

TOTAL DURABLES ....................................................................           118,584,796
                                                                                             ------------

ENERGY -- 3.3%

Coal -- 0.4%
        5,580,000    Level 3 Communications, Inc. 9 1/4%, 5/1/08(g) ...............B3           5,426,550
        5,410,000    P&L Coal Holdings Corp. 9 5/8%, 5/15/08(g) ...................B2           5,558,775
                                                                                             ------------
                                                                                               10,985,325
                                                                                             ------------

Energy Services -- 0.5%
        5,415,000    DI Industries, Inc. 8 7/8%,7/1/07 ............................B1           5,198,400
        5,000,000    Grey WoIf, Inc. 8 7/8%, 7/1/07(g) ............................B1           4,800,000
        2,570,000    Ocean Rig Norway AS 10 1/4%, 6/1/08(g) .......................B3           2,435,075
                                                                                             ------------
                                                                                               12,433,475
                                                                                             ------------

See accompanying notes which are an integral part of the Financial Statements.

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Fidelity VIP High Income Portfolio
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SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
Oil & Gas -- 2.4%
                     Canadian Forest Oil Ltd.:
       $2,250,000     8 3/4%, 9/15/07 .............................................B2         $ 2,182,500
        4,860,000     8 3/4%, 9/15/07(g) ..........................................B2           4,702,050
       13,380,000    Chesapeake Energy Corp. 9 5/8%, 5/1/05(g) ....................B1          13,413,450
        6,580,000    Cross Timbers Oil Co. 9 1/4%, 4/1/07 .........................B2           6,777,400
        9,715,000    Gothic Production Corp. 11 1/8%, 5/1/05(g) ...................B3           9,229,250
                     Great Lakes Carbon Corp.:
        4,950,000     10 1/4%, 5/15/08(g) .........................................B3           4,999,500
       11,115,000     0%,5/15/09(d)(g) ............................................Caa          6,057,675
        4,680,000    Hurricane Hydrocarbons Ltd. 11 3/4%, 11/1/04(g) ..............B3           4,539,600
                     Plains Resources, Inc.:
        7,470,000     Series B, 10 1/4%, 3/15/06 ..................................B2           7,787,475
        2,770,000     Series D, 10 1/4%, 3/15/06 ..................................B2           2,887,725
        1,380,000    Seven Seas Petroleum, Inc. 12 1/2%, 5/15/05(g) ...............Caa          1,380,000
        1,630,000    Southwest Royalties, Inc. 10 1/2%, 10/15/04 ..................B3           1,393,650
                                                                                              -----------
                                                                                               65,350,275
                                                                                              -----------
TOTAL ENERGY ......................................................................            88,769,075
                                                                                              -----------
FINANCE -- 3.2%

Asset-Backed Securities -- 0.3%
        6,710,000    Airplanes Pass Through Trust Class D 10 7/8%, 3/15/19 ........Ba2          7,364,225
                                                                                              -----------

Credit & Other Finance-2.9%
        3,930,000    Arcadia Financial Ltd. 11 1/2%, 3/15/07 ......................B2           3,900,525
       12,000,000    GST Network Funding, Inc. 0%, 5/1/08(d)(g) ...................--           7,230,000
        4,870,000    Imperial Credit Capital Trust I 10 1/4%, 6/14/02 .............B2           4,918,700
       17,470,000    Imperial Credit Industries, Inc. 9 7/8%, 1/15/07 .............B2          17,470,000
                     Iridium Operating LLC/Iridium
                       Capital Corp.:
       10,970,000        11 1/4%, 7/15/05 .........................................B3          10,997,425
       14,000,000        10 7/8%, 7/15/05 .........................................B3          13,895,000
        4,670,000    La Petite Academy, Inc. 10%, 5/15/08(g) ......................B3           4,716,700
        6,520,000    Ocwen Capital Trust 10 7/8%, 8/1/27 ..........................B2           7,106,800
        6,250,000    Olympic Financial Ltd. 11 1/2%, 3/15/07 ......................B2           6,250,000
                                                                                              -----------
                                                                                               76,485,150
                                                                                              -----------

Securities Industry -- 0.0%
          136,434    ECM Corp. extendible 14%, 6/1/02(g) ..........................--             136,093
                                                                                              -----------
TOTAL FINANCE .....................................................................            83,985,468
                                                                                              -----------

HEALTH -- 2.7%

Medical Equipment & Supplies -- 1.1%
        5,510,000    CONMED Corp. 9%,  3/15/08 ....................................B3           5,489,338
        4,830,000    Graham-Field Health Products, Inc. 9 3/4%, 8/15/07 ...........B3           4,347,000
       18,650,000    Wright Medical Technology, Inc. 11 3/4%, 7/1/00(e) ...........Caa         18,090,500
                                                                                              -----------
                                                                                               27,926,838
                                                                                              -----------

Medical Facilities Management -- 1.6%
        5,070,000    Fountain View, Inc. 11 1/4%, 4/15/1/05(g) ....................Caa          5,158,725
                     Integrated Health Services, Inc.:
        4,450,000     9 1/2%, 9/15/07 .............................................B2           4,661,375
       10,190,000     Series A, 9 1/4%, 1/15/08 ...................................B2          10,572,125
       7,300,000     Oxford Health Plans, Inc. 11%, 5/15/05(g) ....................Caa          7,482,500
       15,370,000    Tenet Healthcare Corp. 8 1/8%, 12/1/08(g) ....................Ba3         15,446,850
                                                                                              -----------
                                                                                               43,321,575
                                                                                              -----------

TOTAL HEALTH ......................................................................            71,248,413
                                                                                              -----------

INDUSTRIAL MACHINERY & EQUIPMENT -- 2.7%

Electrical Equipment -- 1.7%
        6,970,000    Echostar Communications Corp.secured discount 0%,6/1/04(d) ...B2           6,787,038
       29,690,000    Motors & Gears, Inc., Series D, 10 3/4%, 11/15/06 ............B3          31,471,400

See accompanying notes which are an integral part of the Financial Statements.

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                                      268
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                                                                    High Income
                                                                     Portfolio
                                                                    ------------
                                                                         19
                                                                    ------------

--------------------------------------------------------------------------------

        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
       $7,490,000    Telex Communications, Inc. 10 1/2%, 5/1/07 ...................B2        $  6,741,000
                                                                                             ------------
                                                                                               44,999,438
                                                                                             ------------

Industrial Machinery & Equipment -- 0.6%
        4,000,000    Continental Global Group, Inc. 11%, 4/1/07 ...................B2           4,160,000
        4,750,000    Goss Graphic System, Inc. 12%, 10/15/06 ......................B2           4,868,750
        8,630,000    Thermadyne Holdings Corp. 0%, 6/1/08(d)(g) ...................Caa          4,789,650
        2,690,000    Thermadyne Manufacturing LLC 9 7/8%, 6/1/08(g) ...............B3           2,710,175
                                                                                             ------------
                                                                                               16,528,575
                                                                                             ------------

Pollution Control -- 0.4%
       10,350,000    Envirosource, Inc.: 9 3/4%, 6/15/03 ..........................B3          10,220,625
                                                                                             ------------

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT ............................................            71,748,638
                                                                                             ------------

MEDIA & LEISURE-14.3%

Broadcasting -- 9.2%
       13,470,000    ACME Television LLC/ACMEFinancial Corp. 0%, 9/30/04(d) .......B3          11,079,075
                     Adelphia Communications Corp.:
       11,541,518     9 1/2%, 2/15/04 .............................................B2          11,724,797
        5,380,000     9 7/8%, 3/1/07 ..............................................B2           5,823,850
       22,110,000    Ascent Entertainment Group, Inc. 0%, 12/15/04(d) .............B3          14,150,400
                     Diamond Cable Communications PLC yankee:
        4,140,000        0%, 12/15/05(d) ..........................................Caa          3,415,500
        4,160,000        0%, 2/15/07(d) ...........................................Caa          3,068,000
       10,370,000    Echostar Satellite Broadcasting Corp. 0%, 3/15/04(d) .........B3           9,514,475
                     Granite Broadcasting Corp.:
        2,510,000     10 3/8%, 5/15/05 ............................................B3           2,660,600
        4,970,000     9 3/8%, 12/1/05 .............................................B3           5,119,100
       20,205,000    International Cabletel, Inc 0%, 2/1/06(d) ....................B3          16,416,563
       12,045,000    UN Holdings Corp. 0%, 3/1/08(d)(g) ...........................B3           8,130,375
       26,265,000    NTL, Inc. 0%, 4/1/06(d)(g) ...................................B3          17,072,250
        9,320,000    Olympus Communications LP/
                      Olympus Capital Corp 10 5/8%, 11/15/06 ......................B1          10,298,600
                     Orion Network Systems, Inc.:
        5,405,000     11 1/4%, 1/15/07 ............................................B2           5,972,525
       41,220,000     0%, 1/15/07(d) ..............................................B2          31,121,100
        2,270,000    Renaissance Media Group 0%, 4/15/08(d)(g) ....................B3           1,413,075
        1,980,000    Rogers Cablesystems Ltd. yankee 10 1/8%, 9/1/12 ..............Ba3          2,158,200
                     Satelites Mexicanos SA de CV:
       10,380,000     0%, 6/30/04(d)(g) ...........................................--          10,276,200
       20,040,000     10 1/8%, 11/1/04(g) .........................................B3          19,338,600
        9,422,000    Telewest PLC 0%, 10/1/07(d) ..................................B1           7,784,928
                     UIH Australia/Pacific, Inc.:
       33,465,000     Series B, 0%, 5/15/06(d) ....................................B2          19,744,350
        5,520,000     0%, 5/15/06(d) ..............................................B2           3,256,800
       26,050,000    United International Holdings, Inc. 0%, 2/15/08(d) ...........B3          15,890,500
        9,630,000    Young Broadcasting, Inc., Series B, 8 3/4%, 6/15/07 ..........B2          10,039,275
                                                                                             ------------
                                                                                              245,469,138
                                                                                             ------------

Entertainment -- 2.2%
        8,380,000    AMC Entertainment, Inc. 9 1/2%, 3/15/09 ......................B2           8,338,100
                     Cinemak USA, Inc.:
        6,750,000     8 1/2%, 8/1/08 ..............................................B2           6,598,125
        5,240,000     9 5/8%, 8/1/08 ..............................................B2           5,397,200
                     Premier Parks, Inc.:
        2,640,000     9 1/4%, 4/1/06 ..............................................B3           2,722,500
       12,660,000     0%, 4/1/08 ..................................................B3           8,403,075
        3,400,000    Town Sports International, Inc. 9 3/4%, 10/15/04 .............B2           3,391,500
       22,800,000    Viacom, Inc. 8%, 7/7/06 ......................................B1          23,484,000
                                                                                             ------------
                                                                                               58,334,500
                                                                                             ------------

Lodging & Gaming -- 0.8%
       10,420,000    Aladdin Gaming Holdings/
                      Aladdin Capital units 0%, 3/1/10(d)(g) ......................Caa          4,845,300

See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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Fidelity VIP
High Income
 Portfolio
------------
     19
------------

--------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio
----------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
       $7,760,000    KSL Recreation Group, Inc. 10 1/4%, 5/1/07 ...................B3        $  8,400,200
        7,560,000    Sun International Hotels Ltd./
                      Sun International North America, Inc. yankee 9%, 3/15/07 ....Ba3          7,938,000
                                                                                             ------------
                                                                                               21,183,500
                                                                                             ------------

Publishing -- 0.7%
        2,600,000    Advanstar Communications, Inc. 9 1/4%, 5/1/08(g) .............B2           2,619,500
       17,010,000    Big Flower Press Holdings, Inc. 8 7/8%, 7/1/07 ...............B2          17,328,938
                                                                                             ------------
                                                                                               19,948,438
                                                                                             ------------

Restaurants -- 1.4%
       10,600,000    AFC Enterprises, Inc. 10 1/4%, 5/15/07 .......................B3          11,236,000
        4,950,000    Foodmaker, Inc. 8 3/8%, 4/15/08(g) ...........................B1           4,950,000
        8,790,000    Host Marriott Travel Plazas, Inc. 9 1/2%, 5/15/05 ............Ba3          9,273,450
        5,000,000    Planet Hollywood International, Inc. 12%, 4/1/05 .............B2           4,500,000
        8,300,000    SC International Services, Inc., Series B, 9 1/4%, 9/1/07 ....B2           8,476,375
                                                                                             ------------
                                                                                               38,435,825
                                                                                             ------------
TOTAL MEDIA & LEISURE                                                                         383,371,401
                                                                                             ------------

NONDURABLES -- 1.3%

Foods -- 0.2%
        3,290,000    Aurora Foods, Inc. 8 3/4%, 7/1/08(g) .........................B1           3,335,238
          720,000    Del Monte Corp. 12 1/4%,4/15/07 ..............................Caa            811,800
                                                                                             ------------
                                                                                                4,147,038
                                                                                             ------------

Household Products -- 0.9%
        2,100,000    AKI, Inc. 10 1/2%, 7/1/08(g) .................................B2           2,121,000
        7,500,000    AKI Holding, Inc. 0%, 7/1/09(d)(g) ...........................Caa          3,900,000
          770,000    Renaissance Cosmetic, Inc. 11 3/4%, 2/15/04 ..................Caa            269,500
       18,750,000    Revlon Consumer Products Corp. 8 5/8%, 2/1/08 ................B3          18,750,000
                                                                                             ------------
                                                                                               25,040,500
                                                                                             ------------

Tobacco -- 0.2%
North Atlantic Trading, Inc.
        6,420,000        11%, 6/15/04 .............................................B3           6,420,000
                                                                                             ------------
TOTAL NONDURABLES                                                                              35,607,538
                                                                                             ------------

PRECIOUS METALS -- 0.7%
        9,830,000    Centaur Mining & Exploration Ltd. 11%, 12/1/07(g) ............B1          10,051,175
        8,140,000    Great Central Mines Ltd. 8 7/8%, 4/1/08(g) ...................Ba2          7,997,550
                                                                                             ------------
                                                                                               18,048,725
                                                                                             ------------

RETAIL & WHOLESALE -- 4.9%

Apparel Stores -- 1.2%
       10,140,000    Mothers Work, Inc. 12 5/8%, 8/1/05 ...........................B3          10,875,150
       20,160,000    Specialty Retailers, Inc. 9%, 7/15/07 ........................B2          20,916,000
                                                                                             ------------
                                                                                               31,791,150
                                                                                             ------------

Grocery Stores -- 0.6%
       16,250,000    Pathmark Stores, Inc. 9 5/8%, 5/1/03 .........................Caa         16,453,125
                                                                                             ------------

Retail & Wholesale, Miscellaneous -- 3.1%
       40,750,000    Amazon.com, Inc. 0%, 5/1/08(d)(g) ............................Caa         24,857,500
        6,255,000    Big 5 Corp. 10 7/8%, 11/15/07 ................................B2           6,489,563
        6,820,000    Central Tractor Farm & Country, Inc. 10 5/8%, 4/1/07 .........B2           7,195,100
        5,900,000    Home Interiors & Gifts, Inc. 10 1/8%, 6/1/08(g) ..............B2           6,032,759
       16,800,000    J Crew Operating Corp. 10 3/8%, 10/15/07 .....................Caa         15,960,000
       13,417,000    J Crew Group, Inc. 0%, 10/15/08(d)(g) ........................Caa          7,513,520

See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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                                                                    High Income
                                                                     Portfolio
                                                                    ------------
                                                                         19
                                                                    ------------

--------------------------------------------------------------------------------

        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
        5,450,000    Metals USA, Inc.8 5/8%, 2/15/08(g) ...........................B2        $  5,272,875
        9,540,000    U.S. Office Products Co. 9 3/4%, 6/15/08(g) ..................B3           9,444,600
                                                                                               82,765,908
                                                                                             ------------
TOTAL RETAIL & WHOLESALE                                                                      131,010,183
                                                                                             ------------

SERVICES -- 5.3%

Leasing & Rental -- 1.7%
       14,730,000    Apcoa, Inc. 9 1/4%, 3/15/08(g) ...............................Caa         14,619,525
        6,800,000    AR Holdings, Inc. 0%, 3/15/08(d)(g) ..........................Caa          4,046,000
        3,250,000    Brand Scaffold Services, Inc. 10 1/4%, 2/15/08(g) ............B3           3,298,750
          500,000    GPA Holland 8.94%, 2/16/99 ...................................--             506,250
       21,710,000    Hollywood Entertainment Corp. 10 5/8%, 8/15/04 ...............B3          22,144,200
                                                                                             ------------
                                                                                               44,614,725
                                                                                             ------------

Printing -- 0.8%
       21,340,000    Sullivan Graphics, Inc. 12 3/4%, 8/1/05 ......................Caa         22,460,350
                                                                                             ------------

Services-2.8%
        4,115,000    Iron Mountain, Inc. 8 3/4%, 9/30/09 ..........................B3           4,197,300
       16,483,000    Medaphis Corp. 9 1/2%, 2/15/05(g) ............................B2          15,988,510
        3,065,000    Protection One Alarm Monitoring, Inc. 13 5/8%, 6/30/05 .......Caa          3,448,125
                     Signature Resorts, Inc.:
       10,980,000     9 1/4%, 5/15/06 .............................................B2          10,925,100
       19,080,000     9 3/4%, 10/1/07 .............................................B3          18,555,300
       16,625,000    Spin Cycle, Inc. Unit 0%, 5/1/05(d)(g) .......................--          11,720,625
       16,480,000    Teligent, Inc. 0%, 3/1/08(d)(g) ..............................Caa          9,105,200
                                                                                             ------------
                                                                                               73,940,160
                                                                                             ------------

TOTAL SERVICES ....................................................................           141,015,235
                                                                                             ------------

TECHNOLOGY -- 3.6%

Communications Equipment -- 0.5%
                     Jordan Telecommunication  Products, Inc.:
        3,540,000     9 7/8%, 8/1/07 ..............................................B3           3,610,800
       10,400,000     0%, 8/1/07 (d) ..............................................B3           8,528,000
                                                                                             ------------
                                                                                               12,138,800
                                                                                             ------------

Computer Services & Software-2.0%
        8,310,000    Concentric Network Corp. 12 3/4%, 12/15/07 ...................--           8,850,150
        4,510,000    DecisionOne Corp. 9 3/4%, 8/1/07 .............................B3           4,329,600
       12,045,000    DecisionOne Holding Corp. 0%, 8/1/08, unit(d) ................Caa          7,227,000
                     ICG Services, Inc.:
       48,660,000     0%, 2/15/08(d)(g) ...........................................--          29,317,650
        5,580,000     0%, 5/1/08(g) ...............................................--           3,264,300
                                                                                             ------------
                                                                                               52,988,700
                                                                                             ------------

Electronic Instruments -- 0.6%
        4,635,000    Fisher Scientific International, Inc. 9%, 2/1/08 .............B3           4,611,825
       11,980,000    Telecommunications Techniques Co. 9 3/4%, 5/15/08(g) .........B3          12,189,650
                                                                                             ------------
                                                                                               16,801,475
                                                                                             ------------

Electronics -- 0.5%
        4,180,000    American Mobile Satellite Corp. Unit 12 1/4%, 4/1/08(g) ......--           3,887,400
        5,360,000    Communications Instruments, Inc. 10%, 9/15/04 ................B3           5,467,200
        4,730,000    Hadco Corp. 9 1/2%, 6/15/08 (g) ..............................B2           4,670,875
                                                                                             ------------
                                                                                               14,025,475
                                                                                             ------------

TOTAL TECHNOLOGY ..................................................................            95,954,450
                                                                                             ------------

See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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High Income
 Portfolio
------------
     19
------------

--------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio
----------------------------------

SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 1.4%

Air Transportation -- 0.9%
      $ 4,480,000    Atlas Air, Inc. 9 1/4%, 4/15/08(g) ...........................B3        $  4,474,400
       12,770,000    Kitty Hawk, Inc. 9.95%, 11/15/04 .............................B1          13,280,800
        5,000,000    US Air, Inc. euro pass through trust 8 5/8%, 9/1/98 ..........Ba2          5,012,500
                                                                                             ------------
                                                                                               22,767,700
                                                                                             ------------
Shipping -- 0.5%
        3,910,000    Amer Reefer Co. Ltd. 10 1/4%, 3/1/08(g) ......................B1           3,910,000
       10,250,000    Holt Group, Inc. 9 3/4%, 1/15/06(g) ..........................Caa         10,045,000
                                                                                             ------------
                                                                                               13,955,000
                                                                                             ------------
TOTAL TRANSPORTATION ..............................................................            36,722,700
                                                                                             ------------
UTILITIES -- 15.4%

Cellular -- 8.6%
       30,260,000    CellNet Data Systems, Inc. 0%, 10/1/07(d) ....................-           16,189,100
        1,770,000    Cencall Communications Corp. 0%, 1/15/04(d) ..................B2           1,739,025
        2,220,000    Iridium LLC/Iridium Capital Corp. 13%, 7/15/05 ...............B3           2,380,950
       49,535,000    McCaw International Ltd. 0%, 4/15/07(d) ......................Caa         32,445,425
        7,660,000    Microcell Telecommunications, Inc. 0%, 6/1/06(d) .............B3           5,725,850
       66,270,000    Millicom International Cellular SA 0%, 6/1/06(d) .............B3          51,359,250
       22,820,000    Nextel International, Inc. 12 1/8%, 4/15/08(g) ...............Caa         13,235,600
                     Nextel Communications, Inc.:
       20,290,000     0%, 8/15/04(d) ..............................................B2          19,732,025
       30,060,000     0%, 2/15/08(d)(g) ...........................................B2          19,313,550
                     PageMart Wireless, Inc.:
        7,070,000     0%, 2/1/05(d) ...............................................B3           6,256,950
       44,420,000     0%, 2/1/08(d) ...............................................Caa         26,652,000
       13,360,000    Rogers Communications, Inc. 8 7/8%, 7/15/07 ..................B2          13,460,200
        1,970,000    Teletrac, Inc. 14%, 8/1/07 ...................................Caa          1,773,000
                     Telesystem International Wireless, Inc.:
       13,870,000     0%, 6/30/07(d) ..............................................Caa          9,084,850
       15,260,000     0%, 11/1/07(d) ..............................................Caa          9,041,550
                                                                                             ------------
                                                                                              228,389,325
                                                                                             ------------
Electric Utility-0.1%
        3,370,000    Niagara Mohawk Power Corp. 0%, 7/1/10(d) .....................Ba3          2,308,450
                                                                                             ------------
Telephone Services-6.7%
       15,580,000    Covad Communications Group Unit 0%, 3/15/06(d)(g) ............--           7,945,800
       10,910,000    Dobson Wireline Co. 12 1/4%, 6/15/08(g) ......................--          10,664,525
       11,520,000    GST Telecommunications, Inc. 12 3/4%, 11/15/07 ...............--          13,334,400
        4,090,000    GST USA, Inc. 0%, 12/15/05(d) ................................--           3,312,900
                     Hyperion Telecommunications, Inc.:
       31,110,000     Series B, 0%, 4/15/03(d) ....................................B3          23,099,175
        6,155,000     12 1/4%, 9/1/04 .............................................B3           6,616,625
       11,755,000    IXC Communications, Inc. 9%, 4/15/08(g) ......................B3          11,637,450
       19,870,000    KMC Telecom Holdings, Inc. 0%, 2/15/08 units(g) ..............--          11,623,950
       16,340,000    McLeodUSA, Inc. 0%, 3/1/07(d) ................................B2          12,214,150
                     Netia Holdings B.V:
        3,240,000     10 1/4%, 11/1/07 ............................................B3           3,110,400
        5,800,000     0%, 11/1/07(d) ..............................................B3           3,770,000
        2,610,000    NEXTLINK Communications, Inc. 9 5/8%, 10/1/07 ................B3           2,668,725
       12,000,000    Optel Communications Corp. 15%, 12/29/04(h) ..................--          11,240,640
        8,700,000    Pathnet, Inc. Unit 12 1/2%, 4/15/08(g) .......................--           9,222,000
       17,325,000    Rhythms NetConnections, Inc. Unit 0%, 5/15/08(d)(g) ..........--           8,402,625
                     Winstar Communications, Inc.:
        6,460,000     0%, 10/15/05(d) .............................................Caa          5,458,700
       13,220,000     14 1/2%, 10/15/05 ...........................................Caa         18,243,600

See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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                                                                    High Income
                                                                     Portfolio
                                                                    ------------
                                                                         19
                                                                    ------------

--------------------------------------------------------------------------------

        Principal                                                                 Moody's        Value
         Amount                                                                  Rating(c)      (Note 1)
---------------------------------------------------------------------------------------------------------
      $15,075,000    11%, 3/15/08(g) .............................................--       $   14,999,625
                                                                                           --------------
                                                                                              177,565,290
                                                                                           --------------
TOTAL UTILITIES ..................................................................            408,263,065
                                                                                           --------------
TOTAL NONCONVERTIBLE BONDS .......................................................          1,903,394,613
                                                                                           --------------
TOTAL CORPORATE BONDS
   (Cost $1,910,076,005)                                                                    1,918,837,203
                                                                                           --------------
-----------------------------------
Commercial Mortgage Securities-0.0%
-----------------------------------

                     Meritor Mortgage Security Corp.commercial Series 1987-1
        1,350,000    Class B, 9.40%, 2/1/00(b)(g) (Cost $117,176) ................--              250,560
                                                                                           --------------

------------------
Common Stocks-6.1%
------------------


         Shares
---------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.1%
          125,000    Wyman-Gordon Co.(a) .........................................              2,492,188
                                                                                           --------------
BASIC INDUSTRIES -- 0.4%

Chemicals & Plastics -- 0.0%
              340    Sterling Chemical Holdings warrants 8/15/08(a) ..............                  8,160
                                                                                           --------------
Iron & Steel -- 0.0%
           67,500    Republic Engineered Steels, Inc.(a) .........................                291,094
                                                                                           --------------
Packaging & Containers -- 0.1%
          301,900    Gaylord Container Corp. Class A(a) ..........................              2,320,856
                                                                                           --------------
Paper & Forest. Products -- 0.3%
          494,000    Jefferson Smurfit Corp.(a) ..................................              7,765,063
                                                                                           --------------
TOTAL BASIC INDUSTRIES ...........................................................             10,385,173
                                                                                           --------------
CONSTRUCTION & REAL ESTATE -- 0.4%

Building Materials -- 0.1%
            2,500    International Utility Structures, Inc. unit .................              2,725,000
                                                                                           --------------
Real Estate -- 0.3%
          283,600    LNR Property Corp. ..........................................              7,267,250
                                                                                           --------------
Real Estate Investment Trusts -- 0.0%
           19,200    Ocwen Asset Investment Corp. ................................                318,000
                                                                                           --------------
TOTAL CONSTRUCTION & REAL ESTATE .................................................             10,310,250
                                                                                           --------------
DURABLES -- 0.3%

Textiles & Apparel -- 0.3%
           48,889    Arena Brands Holdings Corp.Class B(a) .......................              1,222,225
          340,000    Hat Brands, Inc.(a)(h)(f) ...................................                     --
          503,000    Polymer Group, Inc.(a) ......................................              5,847,378
                                                                                             ------------
                                                                                                7,069,603
                                                                                             ------------
ENERGY -- 0.2%

Oil & Gas -- 0.20%
          330,000    Harcor Energy, Inc. warrants 7/24/00(a) .....................                     --
          336,300    Plains Resources, Inc.(a) ...................................              6,032,384
                                                                                             ------------
                                                                                                6,032,384
                                                                                             ------------
FINANCE -- 0.0%

Credit & Other Finance -- 0.0%
              498    Olympic Financial Ltd. warrants 3/15/07(a) ..................                  5,976
                                                                                             ------------
Securities Industry -- 0.0%
            3,000    ECM Corp. LP(g) .............................................                264,000
                                                                                             ------------
TOTAL FINANCE ....................................................................                269,976
                                                                                             ------------
HEALTH -- 0.0%

Medical Equipment & Supplies -- 0.0%
          150,000    Imagyn Medical Technologies, Inc.(a) ........................                 75,000
            3,212    Wright Medical Technology, Inc. warrants 6/30/03(a) .........                305,140
                                                                                             ------------
                                                                                                  380,140
                                                                                             ------------
MEDIA & LEISURE -- 0.7%

Broadcasting -- 0.5%
                     Benedek Communications Corp.
           57,600     warrants 7/1/00(a) .........................................                172,800
            1,024    CS Wireless Systems, Inc.(a)(g) .............................                     --

See accompanying notes which are an integral part of the Financial Statements.

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Fidelity VIP High Income Portfolio
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SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

                                                                                                 Value
         Shares                                                                                 (Note 1)
---------------------------------------------------------------------------------------------------------
                     Loral Orion Networks Systems, Inc.:
            5,585      warrants 1/15/07(a) .......................................            $    83,775
           45,930      warrants 1/15/17(a) .......................................                551,160
            3,940    Teletrac Holdings, Inc. warrants 8/1/07(a) ..................                 39,400
           26,805    UIH Australia/Pacific, Inc. warrants 5/15/06(a) .............                134,025
          821,200    United International Holdings, Inc. Class A(a) ..............             13,139,200
                                                                                              -----------
                                                                                               14,120,360
                                                                                              -----------

Leisure Durables & Toys -- 0.1%
                     IHF Capital, Inc., Series I warrants:
            5,890      11/14/99(a)(g) ............................................                176,700
           10,250      11/15/04(a)(g) ............................................              1,537,500
                                                                                              -----------
                                                                                                1,714,200
                                                                                              -----------

Lodging & Gaming -- 0.0%
           90,000    Bally Gaming International, Inc. warrants 7/29/98(a) ........                 56,250
            3,000    Motels of America, Inc.(a) ..................................                 75,000
                                                                                              -----------
                                                                                                  131,250
                                                                                              -----------

Restaurants -- 0.1%
          100,000    Friendly Ice Cream Corp. ....................................              1,687,500
                                                                                              -----------
TOTAL MEDIA & LEISURE ............................................................             17,653,310
                                                                                              -----------

NONDURABLES -- 0.0%

Household Products -- 0.0%
           12,750    Renaissance Cosmetics, Inc. warrants 8/31/06(a)(g) ..........                    130
                                                                                              -----------

Tobacco-0.0%
              210    North Atlantic Trading, Inc. warrants 6/15/07(a) ............                     --
                                                                                              -----------
TOTAL NONDURABLES ................................................................                    130
                                                                                              -----------

RETAIL & WHOLESALE-0.4%

Apparel Stores -- 0.1%
                     Lamonts Apparel, Inc.:
           67,341      Class A, warrants 1/31/08(a) ..............................                 16,835
          108,775      Class A ...................................................                 40,791
           21,602      Class B, warrants 1/31/08(a) ..............................                  5,401
          317,052    Mothers Work(a)(f) ..........................................              2,219,364
                                                                                              -----------
                                                                                                2,282,391
                                                                                              -----------

Grocery Stores -- 0.3%
          186,114    Meyer (Fred), Inc.(a) .......................................              7,909,845
                                                                                              -----------
TOTAL RETAIL & WHOLESALE .........................................................             10,192,236
                                                                                              -----------

SERVICES -- 1.2%

Leasing & Rental -- 0.2%
          307,600    Hollywood Entertainment Corp.(a) ............................              4,171,825
                                                                                              -----------

Printing -- 0.2%
          221,000    Big Flower Holdings, Inc.(a) ................................              6,630,000
                                                                                              -----------

Services -- 0.8%
        1,242,000    Sunterra Resorts, Inc. ......................................             20,493,000
                                                                                              -----------
TOTAL SERVICES ...................................................................             31,294,825
                                                                                              -----------

TECHNOLOGY -- 0.4%

Computer Services & Software -- 0.4%
          100,000    Concentric Network Corp. ....................................              3,031,250
                     Concentric Network Corp.
            6,100     warrants 12/15/07(a)(g) ....................................                823,500
          200,000     ICG Communications, Inc.(a) ................................              7,312,500
                                                                                              -----------
                                                                                               11,167,250
                                                                                              -----------

TRANSPORTATION -- 0.2%

Air Transportation -- 0.2%
          245,000    Kitty Hawk, Inc.(a) .........................................              4,165,000
                                                                                              -----------
UTILITIES -- 2.0%

Cellular -- 0.7%
           42,500    Cellnet Data Systems, Inc.(a) ...............................                411,719
                     CellNet Data Systems, Inc.
           18,000      warrants 10/1/07 (a)(g) ...................................                540,000
                     McCaw International Ltd.
           42,305      warrants 4/15/07(a)(g) ....................................                211,525
                     Microcell Telecommunications, Inc.
          103,480      warrants 6/1/06(a)(g) .....................................              1,999,234
        1,427,000    Pagemart Wireless, Inc. Class A(a) ..........................             12,932,188
           56,448    Powertel, Inc. warrants 2/1/06(a) ...........................                522,144

See accompanying notes which are an integral part of the Financial Statements.

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--------------------------------------------------------------------------------

                                                                                                 Value
         Shares                                                                                 (Note 1)
---------------------------------------------------------------------------------------------------------
           72,600    Telesystem International Wireless, Inc. (sub-vtg.)(a) .......            $ 1,409,709
                                                                                               18,026,519
                                                                                             ------------

Telephone Services-1.3%
          947,800    GST Telecommunications, Inc. (a) ............................             13,506,150
                     Hyperion Telecommunications, Inc.
           76,113     Class A ....................................................              1,194,023
          386,800    IXC Communications, Inc. ....................................             18,759,800
                     Optel Communications
        2,559,515     warrants 12/29/04 (a)(h) ...................................                759,408
                                                                                             ------------
                                                                                               34,219,381
                                                                                             ------------

TOTAL UTILITIES ..................................................................             52,245,900
                                                                                             ------------

TOTAL COMMON STOCKS
  (Cost $151,146,835) ............................................................            163,658,365
                                                                                             ------------

------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 1.1%
------------------------------------

ENERGY -- 0.1%

Oil & Gas -- 0.1%
           63,700    Chesapeake Energy Corp. $3.50 (g) ...........................              2,691,325
                                                                                             ------------

MEDIA & LEISURE -- 0.2%

Lodging & Gaming --0.2%
                     Host Marriott Financial Trust
           30,500     3.375 QUIPS (g) ............................................              1,601,250
           35,000    Host Marriott Financial Trust $3.375 ........................              1,837,500
                                                                                             ------------
                                                                                                3,438,750
                                                                                             ------------

SERVICES-0.2%

Printing -- 0.2%
           87,500    Big Flower Trust I $3.00 QUIPS (g) ..........................              5,353,906
                                                                                             ------------

UTILITIES-0.6%

Telephone Services-0.6%
          348,900    IXC Communications, Inc. $3.375 (g) .........................             16,594,556

TOTAL CONVERTIBLE PREFERRED STOCKS ...............................................             28,078,537
                                                                                             ------------

-------------------------------------
NONCONVERTIBLE PREFERRED STOCKS-16.9%
-------------------------------------

FINANCE-0.7%

Credit & Other Finance-0.3%
                     Fresenius Medical Core Capital Trust II
            8,375     7 7/8% .....................................................            $ 8,338,359
                                                                                             ------------

Insurance-0.4%
                     American Annuity Group Capital Trust II
            8,910     8 3/4% .....................................................              9,290,876
                                                                                             ------------
TOTAL FINANCE ....................................................................             17,629,235
                                                                                             ------------

INDUSTRIAL MACHINERY & EQUIPMENT-0.6%

Electrical Equipment-0.6%
            1,589    Ampex Corp. 8% (a)(h) .......................................              1,235,114
                     Echostar Communications Corp.
           12,618     12 1/8%, pay-in-kind .......................................             13,879,800
                                                                                             ------------
                                                                                               15,114,914
                                                                                             ------------

MEDIA & LEISURE-6.4%

Broadcasting-6.1%
           43,500    Adelphia Communications Corp. $13 ...........................              5,220,000
                     American Radio Systems Corp.
          133,856      11 3/8%, pay-in-kind ......................................             15,493,832
                     CSC Holdings, Inc.:
          237,083      11 1/8% pay-in-kind .......................................             27,146,004
          183,617    Series H, 11 3/4% pay-in-kind ...............................             21,161,859
                     Chancellor Media Corp., Series A,
           64,300      $12.25 ....................................................              9,162,750
                     Citadel Broadcasting Co., Series B,
           55,960      13 1/4%, pay-in-kind ......................................              6,603,280
                     Granite Broadcasting Corp.
            8,416      12 3/4%, pay-in-kind ......................................              9,846,720
                     Time Warner, Inc., Series M,
           61,942      10 1/4%, pay-in-kind ......................................             68,833,048
                                                                                             ------------
                                                                                              163,467,493
                                                                                             ------------

Publishing -- 0.3%
  PRIMEDIA, Inc.:
            5,400      Series D, $10 .............................................                567,000
           82,500      8 5/8%, 4/1/10 ............................................              8,085,000
                                                                                             ------------
                                                                                                8,652,000
                                                                                             ------------

TOTAL MEDIA & LEISURE ............................................................            172,119,493
                                                                                             ------------

See accompanying notes which are an integral part of the Financial Statements.

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SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

                                                                                                 Value
         Shares                                                                                 (Note 1)
---------------------------------------------------------------------------------------------------------
NONDURABLES -- 0.2%

Household Products -- 0.0%
           16,284    Renaissance Cosmetics, Inc.
                       pay-in-kind 14% ...........................................         $       24,426

Tobacco -- 0.2%
          235,820    North Atlantic Trading, Inc.
                       12%, pay-in-kind ..........................................              5,895,500
                                                                                           --------------

TOTAL NONDURABLES ................................................................              5,919,926
                                                                                           --------------

SERVICES -- 0.3%

Leasing & Rental -- 0.3%
          209,000    Scaffold Services, Inc.
                     14 1/2% (a)(g) ..............................................              7,315,000

TECHNOLOGY -- 1.5%

Communications Equipment-1.2%
           26,775    Intermedia Communications, Inc.
                       13 1/2%, pay-in-kind ......................................             31,594,500
                                                                                           --------------

Computer Services & Software -- 0.3%
            9,030    Concentric Network Corp.
                       13 1/2% (g) ...............................................              9,007,425

TOTAL TECHNOLOGY .................................................................             40,601,925
                                                                                           --------------

UTILITIES -- 7.2%

Cellular -- 2.1%
                         Nextel Communications, Inc.:
           28,070          Series D, 13% pay-in-kind .............................             30,736,650
           24,172          11 1/8%, pay-in-kind (g) ..............................             24,897,160
                                                                                           --------------
                                                                                               55,633,810
                                                                                           --------------

Telephone Services -- 5.1%
                     e.spire Communications, Inc.:
            3,388        14 3/4%, pay-in-kind ....................................              4,065,600
           14,368        $127.50 pay-in-kind .....................................             15,194,160
                     Hyperion Telecommunications, Inc.
           18,015        12 7/8%, pay-in-kind (Reg.) .............................             17,879,888
                     ICG Holdings, Inc.:
           25,363        14 1/4%, pay-in-kind ....................................             29,674,710
            5,600        14%, pay-in-kind ........................................              6,496,000
                     IXC Communications, Inc.
            6,903        12 1/2%, pay-in-kind ....................................              8,007,480
                     NEXTLINK Communications, Inc.
          770,474        14%, pay-in-kind ........................................             45,265,348
                     WinStar Communications, Inc.
            7,810        14 1/4% .................................................              9,293,900
                                                                                           --------------
                                                                                              135,877,086
                                                                                           --------------

TOTAL UTILITIES ..................................................................            191,510,896
                                                                                           --------------

TOTAL NONCONVERTIBLE PREFERRED
  STOCKS .........................................................................            450,211,389
                                                                                           --------------

TOTAL PREFERRED STOCKS
  (Cost $464,125,203) ............................................................            478,289,926
                                                                                           --------------

-----------------------
Cash Equivalents - 4.1%
-----------------------

                                                                       Maturity                Value
                                                                        Amount                (Note 1)
---------------------------------------------------------------------------------------------------------
Investments in repurchase agreements
  (U.S. Treasury obligations), in a joint
  trading account at 5.66%, dated
  6/30/98 due 7/1/98                                                 $108,291,023          $  108,274,000

---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT IN SECURITIES -- 100%
  (Cost $2,633,739,219)                                                                    $2,669,310,054
                                                                                           ==============

See accompanying notes which are an integral part of the Financial Statements.

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Security Type Abbreviations

QUIPS - Quarterly Income Preferred Securities

Legend

(a)   Non-income producing

(b) Non-income producing-issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(c) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(f) Transactions during the period with companies which are or were affiliates are as follows (see Note 7 of Notes to Financial Statements):

                             Purchase      Sales     Dividend
Affiliate                      Cost         Cost      Income        Value
Hat Brands, Inc.             $     --     $    --    $    --     $       --
Mothers Work                  388,699          --         --      2,219,364
                             --------     -------    -------     ----------
TOTALS                       $388,699     $    --    $    --     $2,219,364
                             ========     =======    =======     ==========

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $718,821,843 or 26.6% of net assets.

(h) Restricted securities-Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).

Additional information on each holding is as follows:

                                                Acquisition          Acquisition
                                                   Date                 Cost
Ampex Corp. 8%                                    2/16/95           $   834,225
Hat Brands, Inc.                                  2/22/94           $   340,000
Optel Communications    15% 12/28/04             12/31/97           $11,240,640
Optel Communications warrants                    12/31/97           $   759,408

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,620,129,492 and $1,217,153,409, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $13,334 for the period (see Note 4 of Notes to Financial Statements).

The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):

              Moody's Ratings
Aaa, Aa, A                         0.0%
Baa                                0.0%
Ba                                 2.9%
B                                 48.3%
Caa                               13.9%
Ca, C                              0.0%

                S&P Ratings
AAA, AA, A                         0.0%
BBB                                0.6%
Ba                                 4.8%
B                                 48.6%
CCC                                8.3%
CC, C                              0.0%
D                                  0.0%

The percentage not rated by Moody's or S&P amounted to 6.9%. FMR has determined that unrated debt securities that are lower quality account for 6.9% of the total value of investment in securities.

Income Tax Information

At June 30,1998, the aggregate cost of investment securities for income tax purposes was $2,633,777,644. Net unrealized appreciation aggregated $35,532,410, of which $2,669,430,994 related to appreciated investment securities and $2,633,898,584 related to depreciated investment securities.

See accompanying notes which are an integral part of the Financial Statements.
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----------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investment in securities, at value
    (including repurchase agreements of
    $108,274,000) (cost $2,633,739,219)
    -- See accompanying schedule                                $ 2,669,310,054
  Cash                                                                      881
  Receivable for investments sold                                    15,658,093
  Receivable for fund shares sold                                     2,490,902
  Dividends receivable                                                7,182,312
  Interest receivable                                                33,981,186
  Other receivables                                                     409,716
                                                                ---------------
    Total Assets                                                  2,729,033,144
                                                                ---------------

Liabilities:
  Payable for investments purchased                                  27,135,137
  Payable for fund shares redeemed                                    2,711,993
  Accrued management fee                                              1,309,301
  Distribution fees payable                                               5,378
  Other payables and accrued expenses                                   251,116
                                                                ---------------
    Total liabilities                                                31,412,925
                                                                ---------------

    Net Assets                                                  $ 2,697,620,219
                                                                ===============

Net Assets consist of:
  Paid-in capital                                               $ 2,503,154,762
  Undistributed net investment income                               108,867,466
  Accumulated undistributed net realized
    gain (loss) on investments and
    foreign currency transactions                                    50,027,156
  Net unrealized appreciation
    (depreciation) on investments                                    35,570,835
                                                                ---------------
    Net Assets                                                  $ 2,697,620,219
                                                                ===============

Initial Class:
    Net Asset Value, offering price and
      redemption price per share
      ($2,622,932,381 / 207,615,971 shares)                     $         12.63
                                                                ===============

Service Class:
    Net Asset Value, offering price and
      redemption price per share
      ($74,687,838 / 5,915,965 shares)                          $         12.62
                                                                ===============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income:
  Dividends                                                     $    25,333,777
  Interest                                                           95,218,106
                                                                ---------------
    Total Income                                                    120,551,883
                                                                ---------------

Expenses:
  Management fee                                                      7,580,598
  Transfer agent fees                                                   894,432
  Distribution fees -- Service Class                                     15,228
  Accounting fees and expenses                                          408,966
  Non-interested trustees' compensation                                   4,674
  Custodian fees and expenses                                            30,372
  Registration fees                                                       8,633
  Audit                                                                  28,239
  Legal                                                                  16,695
  Miscellaneous                                                          49,654
                                                                ---------------
    Total expenses before reductions                                  9,037,491
    Expense reductions                                                  (61,436)
  Total Expenses                                                      8,976,055
                                                                ---------------

Net Investment Income                                               111,575,828
                                                                ===============
Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on investment securities                  50,821,870
  Change in net unrealized appreciation
    (depreciation) on investment securities                         (44,014,060)
                                                                ---------------
Net gain (Loss)                                                       6,807,810
                                                                ---------------
Net increase (decrease) in net assets
    resulting from operations                                   $   118,383,638
                                                                ===============
Other Information:
  Expense reductions:
    Directed brokerage arrangements                             $        50,987
    Custodian credits                                                    10,449
                                                                ---------------
                                                                $        61,436
                                                                ===============

See accompanying notes which are an integral part of the Financial Statements.

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                                                                    High Income
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STATEMENT OF CHANGES IN NET ASSETS

                                                                        Six Months Ended     Year Ended
                                                                          June 30, 1998     December 31,
                                                                           (Unaudited)          1997
                                                                         --------------    --------------
Increase (Decrease) in Net Assets
Operations:
    Net investment income                                                $  111,575,288    $  172,037,074
    Net realized gain (loss)                                                 50,821,870       112,724,876
    Change in net unrealized appreciation (depreciation)                    (44,014,060)       28,621,311
                                                                         --------------    --------------
    Net increase (decrease) in net assets resulting from operations         118,383,638       313,383,261
                                                                         --------------    --------------
Distributions to shareholders:
      From net investment income                                           (175,797,040)     (116,015,279)
      From net realized gain                                               (110,256,336)      (14,338,900)
                                                                         --------------    --------------
  Total distributions                                                      (286,053,376)     (130,354,179)
                                                                         --------------    --------------
Share transactions -- net increase (decrease)                               532,855,013       560,584,056
                                                                         --------------    --------------
  Total increase (decrease) in net assets                                   365,185,275       743,613,138
Net Assets:
    Beginning of period                                                   2,332,434,944     1,588,821,806
                                                                         --------------    --------------
    End of period (including undistributed net investment income of
      $108,867,466 and $171,323,283, respectively)                       $2,697,620,219    $2,332,434,944
                                                                         ==============    ==============

Other Information:                         Six Months Ended June 30, 1998
                                               Shares          Dollars       Year Ended December 31, 1997
                                                    (Unaudited)               Shares           Dollars
                                            ----------------------------    -------------------------------
Share transactions:
    Initial Class
      Sold                                   50,857,223   $  656,742,654    99,919,218     $1,254,908,724
      Reinvested                             22,841,446      282,777,102    11,056,288        130,354,179
      Redeemed                              (37,626,101)    (479,079,051)  (66,317,508)      (827,580,626)
                                            -----------   --------------   -----------     --------------
      Net increase (decrease)                36,072,568   $  460,440,705    44,657,998     $  557,682,277
                                            ===========   ==============   ===========     ==============
    Service ClassA
      Sold                                    5,634,653   $   71,596,912       215,034     $    2,901,779
      Reinvested                                 80,565          997,399            --                 --
      Redeemed                                  (14,287)        (180,003)           --                 --
                                            -----------   --------------   -----------     --------------
      Net increase (decrease)                 5,700,931   $   72,414,308       215,034     $    2,901,779
                                            ===========   ==============   ===========     ==============
Distributions:
    Initial Class -- Net investment income                $  175,124,770                   $  116,015,279
    Initial Class -- Net realized gain                       109,868,812                       14,338,900
                                                          --------------                   --------------
    Total                                                 $  284,993,582                   $  130,354,179
                                                          ==============                   ==============
    Service Class -- Net investment income                $      672,270                   $           --
    Service Class -- Net realized gain                           387,524                               --
                                                          --------------                   --------------
    Total                                                 $    1,059,794                   $           --
                                                          ==============                   ==============
                                                          $  286,053,376                   $  130,354,179
                                                          ==============                   ==============

A Service Class commenced sale of shares November 3, 1997.

 See accompanying notes which are an integral part of the Financial Statements.

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----------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

-----------------------------------
1. Significant Accounting Policies.
-----------------------------------

      High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The fund offers two classes of shares: the funds' original class of shares (Initial Class shares) and Service Class shares. Both classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution plan.

      The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation.

      Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price or if no sale price, at the closing bid price in the principle market in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation.

      The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

      Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes.

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)(Continued)

Investment Income.

      Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses.

      Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders.

      Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount and losses deferred due to wash sales.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions.

      Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

----------------------
2. Operating Policies.
----------------------

Foreign Currency Contracts

      The fund generally uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements.

      The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

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----------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 1998 (Unaudited)

Restricted Securities.

      The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve timeconsuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $13,235,162 or .5% of net assets.

--------------------------------------
3. Purchases and Sales of Investments.
--------------------------------------

      Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other information" at the end of the fund's schedule of investments.

-----------------------------------------------
4. Fees and Other Transactions with Affiliates.
-----------------------------------------------

Management Fee.

      As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to
 .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .59% of average net assets.

Distribution and Service Plan.

      In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under the Service Class Plan, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee (12b-1 fee). This fee is based on an annual rate of .10% of Service Class average net assets. Initial Class shares are not subject to a 12b-1 fee.

      For the period, Service Class paid FDC $15,228, all of which was reallowed to insurance companies, for the distribution of shares and providing shareholder support services.

      Under the Plans, FMR may use its resources to pay administrative and promotional expenses related to the sale of each class of shares. Subject to the approval of the Board of Trustees, the Plans also authorize payments to third parties that assist in the sale of each class of shares or render shareholder support services. For the period, payments made to third parties under the Plans amounted to $567,328 and $15,972 for the Initial Class and Service Class, respectively.

Transfer Agent Fees.

      Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to the typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees for the fund were equivalent to an annualized rate of .07% of average net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)
June 30, 1998

Accounting Fees.

      Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions.

      The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.

----------------------
5. Expense Reductions.
----------------------

      FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses.

      In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.

-----------------------
6. Beneficial Interest.
-----------------------

      At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 14% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were record owners of 58% of the total outstanding shares of the fund.

------------------------------------------
7. Transactions with Affiliated Companies.
------------------------------------------

      An affiliated company is a company which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.

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----------------------------------

FINANCIAL HIGHLIGHTS -- INITIAL CLASS

                                             Six Months Ended                      Years Ended December 31,
                                               June 30, 1998                     ----------------------------
                                               (Unaudited)       1997           1996         1995        1994        1993
                                               -------------  ----------     ----------   ----------   --------    --------
Selected Per-Share Data:
Net asset value, beginning of period ......   $   13.580      $   12.520     $   12.050   $   10.750   $ 11.990    $ 10.820
                                              ----------      ----------     ----------   ----------   --------    --------
Income from Investment Operations
    Net investment income .................        0.551(d)        1.124(d)       0.927        0.856      0.770       0.728
    Net realized and unrealized
      gain (loss) .........................        0.069           0.936          0.643        1.224     (0.910)      1.332
                                              ----------      ----------     ----------   ----------   --------    --------
    Total from investment operations ......        0.620           2.060          1.570        2.080     (0.140)      2.060
                                              ----------      ----------     ----------   ----------   --------    --------
Less Distributions:
    From net investment income ............       (0.960)         (0.890)        (0.920)      (0.780)    (0.730)     (0.794)
    In excess of net investment income ....           --              --             --           --         --      (0.036)
    From net realized gain ................       (0.610)         (0.110)        (0.180)          --     (0.370)     (0.060)
                                              ----------      ----------     ----------   ----------   --------    --------
    Total distributions ...................       (1.570)         (1.000)        (1.100)      (0.780)    (1.100)     (0.890)
                                              ----------      ----------     ----------   ----------   --------    --------
Net asset value, end of period ............   $   12.630      $   13.580     $   12.520   $   12.050   $ 10.750    $ 11.990
                                              ==========      ==========     ==========   ==========   ========    ========
Total Return(b)(c) ........................         4.80%          17.67%         14.03%       20.72%     (1.64)%     20.40%
Ratios and Supplemental Data:
    Net assets, end of period (000 omitted)   $2,622,932      $2,329,516     $1,588,822   $1,040,000   $569,417    $463,931
    Ratio of expenses to average net assets         0.70%(a)        0.71%          0.71%        0.71%      0.71%       0.64%(f)
    Ratio of net investment income to
      average net assets ..................         8.68%(a)        8.88%          9.09%        9.32%      8.75%       8.69%
    Portfolio turnover rate ...............          100%(a)         118%           123%         132%       122%        155%
    Average commission rate(h) ............   $   0.0429      $   0.0389     $   0.0370

----------
(a)   Annualized.
(b) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. Total returns for periods of less than one year are not annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(d) Net investment income per share has been calculated based on average shares outstanding during the period.
(e) For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.
(f) FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.
(g) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 See accompanying notes which are an integral part of the Financial Statements.

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FINANCIAL HIGHLIGHTS -- SERVICE CLASS

                                                                     Six Months Ended      Year Ended
                                                                      June 30, 1998       December 31,
                                                                       (Unaudited)           1997(e)
                                                                       -----------        ------------
Selected Per-Share Data:
   Net asset value, beginning of period ...........................     $13.570             $13.380
                                                                        -------             -------
   Income from Investment Operations
     Net investment income ........................................       0.546(d)            0.203(d)
     Net realized and unrealized gain (loss) ......................       0.074              (0.013)
                                                                        -------             -------
     Total from investment operations .............................       0.620               0.190
                                                                        -------             -------
Less Distributions:
   From net investment income .....................................      (0.960)                 --
   From net realized gain .........................................      (0.610)                 --
                                                                        -------             -------
   Total distributions ............................................      (1.570)                 --
                                                                        -------             -------
Net asset value, end of period ....................................     $12.620             $13.570
                                                                        =======             =======
Total Return(b)(c) ................................................        4.79%               1.42%
Ratios and Supplemental Data:
   Net assets, end of period (000 omitted) ........................     $74,688             $ 2,919
   Ratio of expenses to average net assets ........................        0.80%(a)            0.81%(a)
   Ratio of expenses to average net assets after expense reductions        0.80%(a)            0.80%(a)(g)
   Ratio of net investment income to average net assets ...........        8.96%(a)           10.75%(a)
   Portfolio turnover rate ........................................         100%(a)             118%
   Average commission rate(h) .....................................     $0.0429             $0.0389

----------
(a)   Annualized.
(b) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. Total returns for periods of less than one year are not annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown.
(d) Net investment income per share has been calculated based on average shares outstanding during the period.
(e) For the period November 3, 1997 (commencement of sale of Service Class shares) to December 31, 1997.
(f) FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.
(g) FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 See accompanying notes which are an integral part of the Financial Statements.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA


Investment Sub-Advisers

Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research (Far East) Inc., Tokyo, Japan


Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Bart A. Grenier, Vice President
Barry J. Coffman, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer


Board of Trustees

Ralph F. Cox*
Phyllis Burke Davis*
Robert M. Gates*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Marvin L. Mann*
William O. McCoy*
Gerald C. McDonough*
Thomas R. Williams*

*Independent trustees


General Distributor

Fidelity Distributors Corporation
Boston, MA


Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA


Custodian

The Bank of New York
New York, NY

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-----------------------------------
SCHEDULE OF INVESTMENTS
June 30, 1998 (Unaudited)

---------------------
COMMON STOCK -- 93.8%
---------------------
       Shares                                                      Value
--------------------------------------------------------------------------------
---------------------------
AEROSPACE & DEFENSE -- 1.8%
---------------------------
Aerospace & Defense -- 1.4%
      187,600  AlliedSignal, Inc.                          $   8,324,750
      335,968  Boeing Co.                                     14,971,574
       24,800  Goodrich (B.F.) Co.                             1,230,700
       65,293  Lockheed Martin Corp.                           6,912,896
       66,700  Rockwell International Corp.                    3,205,769
       54,700  Textron, Inc.                                   3,921,306
       76,700  United Technologies Corp.                       7,094,750
                                                           -------------
                                                              45,661,745
                                                           -------------
Defense Electronics -- 0.3%
       22,800  Northrop Grumman Corp.                          2,351,260
      113,300  Raytheon Co. Class B                            6,698,863
                                                           -------------
                                                               9,050,113
                                                           -------------
Ship Building & Repair -- 0.1%
       43,700  General Dynamics Corp.                          2,032,050
                                                           -------------
TOTAL AEROSPACE & DEFENSE                                     56,743,908
                                                           -------------

------------------------
BASIC INDUSTRIES -- 4.0%
------------------------

Chemicals & Plastics -- 2.3%
       78,200  Air Products & Chemicals, Inc.                  3,128,000
       39,400  Avery Dennison Corp.                            2,117,750
       75,100  Dow Chemical Co.                                7,261,231
      375,900  du Pont (E.I.) de Nemours & Co.                28,051,538
       24,675  Eastman Chemical Co.                            1,536,019
       47,000  Engelhard Corp.                                   951,760
       11,800  FMC Corp. (a)                                     804,613
       19,800  Great Lakes Chemical Corp.                        780,863
       31,700  Hercules, Inc.                                  1,303,663
      199,900  Monsanto Co.                                   11,169,413
       47,500  Morton International, Inc.                      1,187,500
       16,200  Nalco Chemical Co.                                569,025
       59,100  PPG Industries, Inc.                            4,111,144
       55,700  Praxair, Inc.                                   2,607,456
       31,500  Raychem Corp.                                     931,219
       20,200  Rohm & Haas Co.                                 2,099,538
       29,360  Sealed Air Corp. (a)                            1,078,980
       45,500  Union Carbide Corp.                             2,428,562
       25,700  W.R. Grace & Co.                                  438,506
                                                           -------------
                                                              72,556,770
                                                           -------------
Iron & Steel -- 0.2%
        9,700  Aeroquip -- Vickers, Inc.                         566,238
       57,984  Allegheny Teledyne, Inc.                        1,326,384
       36,700  Armco, Inc. (a)                                   233,963
       43,400  Bethlehem Steel Corp. (a)                         539,788
       29,500  Nucor Corp.                                     1,357,000
       30,200  USX -- U.S. Steel Group                           996,600
       23,250  Worthington Industries, Inc.                      350,203
                                                           -------------
                                                               5,370,176
                                                           -------------
Metals & Mining -- 0.3%
       64,657  Alcan Aluminium Ltd.                            1,784,097
       53,100  Aluminum Co. of America                         3,501,281
       18,300  ASARCO, Inc.                                      407,175
       42,350  Cyprus Amax Minerals Co.                          561,138
       41,500  Freeport -- McMoRan Copper &
                 Gold, Inc. Class B                              630,281
       46,436  Inco Ltd.                                         634,333
       20,300  Phelps Dodge Corp.                              1,160,906
       27,300  Reynolds Metals Co.                             1,527,094
                                                           -------------
                                                              10,206,305
                                                           -------------
Packaging & Containers -- 0.3%
        7,330  Ball Corp.                                        294,574
       16,000  Bemis Co., Inc.                                   654,000
       77,800  Corning, Inc.                                   2,703,550
       42,200  Crown Cork & Seal Co., Inc.                     2,004,500
       49,500  Owens Illinois, Inc. (a)                        2,215,125
       21,300  Tupperware Corp.                                  599,063
                                                           -------------
                                                               8,470,812
                                                           -------------
Paper & Forest Products -- 0.9%
       14,700  Boise Cascade Corp.                               481,425
       32,400  Champion International Corp.                    1,593,675
       66,300  Fort James Corp.                                2,950,350
       32,200  Georgia -- Pacific Corp.                        1,897,788
      102,800  International Paper Co.                         4,420,400
      189,932  Kimberly -- Clark Corp.                         8,713,131
       33,500  Louisiana Pacific Corp.                           611,375
       35,900  Mead Corp.                                      1,139,825
        9,700  Potlatch Corp.                                    407,400
       23,700  Stone Container Corp. (a)                         370,313

 See accompanying notes which are an integral part of the Financial Statements.

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       Shares                                                      Value
--------------------------------------------------------------------------------
       18,800  Temple -- Inland, Inc.                      $   1,012,850
       23,400  Union Camp Corp.                                1,161,225
       30,050  Westvaco Corp.                                    848,913
       66,100  Weyerhaeuser Co.                                3,052,994
       32,800  Willamette Industries, Inc.                     1,049,600
                                                           -------------
                                                              29,711,264
                                                           -------------
TOTAL BASIC INDUSTRIES                                       126,315,327
                                                           -------------
----------------------------------
CONSTRUCTION & REAL ESTATE -- 0.4%
----------------------------------
Building Materials -- 0.3%
       13,300  Armstrong World Industries, Inc.                  896,088
       15,600  Crane Co.                                         757,575
       51,800  Fortune Brands, Inc.                            1,991,063
       57,800  Masco Corp.                                     3,496,900
       17,900  Owens -- Corning                                  730,544
       57,800  Sherwin -- Williams Co.                         1,914,625
                                                           -------------
                                                               9,786,795
                                                           -------------
Construction -- 0.1%
       20,600  Centex Corp.                                      777,650
       12,700  FIeetwood Enterprises, Inc.                       508,000
       14,200  Kaufman & Broad Home Corp.                        450,850
       15,300  Pulte Corp.                                       457,088
                                                           -------------
                                                               2,193,588
                                                           -------------
Engineering -- 0.0%
       15,800  EG & G, Inc.                                      474,000
       25,900  Fluor Corp.                                     1,320,900
       13,700  Foster Wheeler Corp.                              293,694
                                                           -------------
                                                               2,088,594
                                                           -------------
TOTAL CONSTRUCTION & REAL ESTATE                              14,068,977
                                                           -------------
----------------
DURABLES -- 3.1%
----------------
Autos, Tires, & Accessories -- 2.2%
       50,850  AutoZone, Inc. (a)                              1,624,022
      215,000  Chrysler Corp.                                 12,120,625
       28,800  Cooper Tire & Rubber Co.                          594,000
       14,200  Cummins Engine Co., Inc.                          727,750
       35,400  Dana Corp.                                      1,893,900
       23,800  Eaton Corp.                                     1,850,450
       23,100  Echlin, Inc.                                    1,133,344
      380,400  Ford Motor Co.                                 22,443,600
      222,878  General Motors Corp.                           14,891,036
       56,050  Genuine Parts Co.                               1,937,228
       54,600  Goodyear Tire & Rubber Co.                      3,518,288
       39,100  ITT Industries, Inc.                            1,461,363
       26,400  Johnson Controls, Inc.                          1,509,750
        2,400  NACCO Industries, Inc. Class A                    310,200
       17,970  Navistar International Corp. (a)                  518,884
       26,090  PACCAR, Inc.                                    1,363,203
       19,700  Pep Boys -- Manny, Moe & Jack                     373,069
       23,100  Snap -- On, Inc.                                  837,375
       41,200  TRW, Inc.                                       2,250,550
                                                           -------------
                                                              71,358,637
                                                           -------------
Consumer Durables -- 0.4%
      136,700  Minnesota Mining & Manufacturing Co.           11,235,031
                                                           -------------
Consumer Electronics -- 0.2%
       30,700  Black & Decker Corp.                            1,872,700
       33,300  Maytag Corp.                                    1,644,188
       50,500  Newell Co., Inc.                                2,515,531
       24,800  Whirlpool Corp.                                 1,705,000
                                                           -------------
                                                               7,737,419
                                                           -------------
Textiles & Apparel -- 0.3%
       22,700  Fruit of the Loom, Inc. Class A (a)               753,356
       21,900  Liz Claiborne, Inc.                             1,144,275
       63,700  NIKE, Inc. Class B                              3,101,394
       15,400  Reebok International Ltd. (a)                     426,388
       12,100  Russell Corp.                                     365,269
        4,100  Springs Industries, Inc. Class A                  189,113
       40,300  VF Corp.                                        2,075,450
                                                           -------------
                                                               8,055,245
                                                           -------------
TOTAL DURABLES                                                98,386,332
                                                           -------------
--------------
ENERGY -- 6.9%
--------------
Energy Services -- 0.7%
       53,800  Baker Hughes, Inc.                              1,859,463
       59,000  Dresser Industries, Inc.                        2,599,688
       87,900  Halliburton Co.                                 3,917,044

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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   Index 500
   Portfolio
---------------
      20
---------------

--------------------------------------------------------------------------------
Fidelity VIP II Index 500 Portfolio
-----------------------------------
SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

       Shares                                                      Value
--------------------------------------------------------------------------------
       20,500  Helmerich & Payne, Inc.                     $     456,125
       20,400  McDermott International, Inc.                     702,525
       29,800  Rowan Companies, Inc. (a)                         579,238
      161,700  Schlumberger Ltd.                              11,046,131
       19,500  Western Atlas, Inc.                             1,655,063
                                                           -------------
                                                              22,815,277
                                                           -------------
Oil & Gas -- 6.2%
       32,000  Amerada Hess Corp.                              1,738,000
      319,900  Amoco Corp.                                    13,315,838
       20,100  Anadarko Petroleum Corp.                        1,350,469
       33,200  Apache Corp.                                    1,045,800
       23,000  Ashland, Inc.                                   1,187,375
      108,400  Atlantic Richfield Co.                          8,468,750
       59,257  Burlington Resources, Inc.                      2,551,755
      217,900  Chevron Corp.                                  18,099,319
       36,900  Coastal Corp. (The)                             2,576,081
      815,100  Exxon Corp.                                    58,126,819
       17,600  Kerr -- McGee Corp.                             1,018,600
      260,300  Mobil Corp.                                    19,945,488
      121,900  Occidental Petroleum Corp.                      3,291,300
       35,300  Oryx Energy Co. (a)                               781,013
       16,100  Pennzoil Co.                                      815,063
       84,700  Phillips Petroleum Co.                          4,081,481
      707,200  Royal Dutch Petroleum Co.                      38,763,400
       29,900  Sun Co., Inc.                                   1,160,494
      180,200  Texaco, Inc.                                   10,755,688
       86,912  Union Pacific Resources Group, Inc.             1,526,392
       83,850  Unocal Corp.                                    2,997,638
       97,400  USX -- Marathon Group                           3,342,038
                                                           -------------
                                                             196,938,801
                                                           -------------
TOTAL ENERGY                                                 219,754,078
                                                           -------------
----------------
FINANCE -- 17.0%
----------------
Banks -- 7.7%
      235,948  Banc One Corp.                                 13,168,848
      130,900  Bank of New York, Inc.                          7,943,994
      228,300  BankAmerica Corp.                              19,733,681
       99,382  BankBoston Corp.                                5,528,124
       13,100  Bankers Trust New York Corp.                    1,520,419
       41,600  BB&T Corp.                                      2,813,200
       21,800  Capital One Financial Corp.                     2,707,288
      285,446  Chase Manhattan Corp.                          21,551,173
      150,962  Citicorp                                       22,531,079
       55,000  Comerica, Inc.                                  3,643,750
       83,125  Fifth Third Bancorp                             5,236,875
      323,445  First Union Corp.                              18,840,671
       56,690  Huntington Bancshares, Inc.                     1,899,115
      148,914  KeyCorp                                         5,305,061
       90,800  Mellon Bank Corp.                               6,321,950
       46,000  Mercantile Bancorp., Inc.                       2,317,250
       59,400  Morgan (JP) & Co., Inc.                         6,957,225
      110,421  National City Corp.                             7,839,891
      320,114  NationsBank Corp.                              24,488,721
       40,000  Northern Trust Corp.                            3,050,000
      254,400  Norwest Corp.                                   9,508,200
      100,100  PNC Financial Corp.                             5,386,631
       31,900  Providian Financial Corp.                       2,506,144
       36,600  Republic New York Corp.                         2,303,513
       53,300  State Street Corp.                              3,704,350
       63,000  Summit Bancorp.                                 2,992,500
       71,300  SunTrust Banks, Inc.                            5,797,581
       82,000  Synovus Financial Corp.                         1,947,500
      249,351  U.S. Bancorp                                   10,722,093
       68,200  Wachovia Corp.                                  5,762,900
       28,600  Wells Fargo & Co.                              10,553,400
                                                           -------------
                                                             244,583,271
                                                           -------------
Credit & Other Finance -- 2.0%
      151,179  American Express Co.                           17,234,406
      118,574  Associates First Capital Corp.                  9,115,376
       18,800  Beneficial Corp.                                2,879,925
       37,300  Countrywide Credit Industries, Inc.             1,892,975
       96,559  First Chicago NBD Corp.                         8,557,541
       95,974  Fleet Financial Group, Inc.                     8,013,829
       45,300  Green Tree Financial Corp.                      1,939,406
      110,630  Household international, Inc.                   5,503,843
      166,950  MBNA Corp.                                      5,509,350
       21,329  Transamerica Corp.                              2,455,501
                                                           -------------
                                                              63,102,152
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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                                                                    Index 500
                                                                    Portfolio
                                                                 ---------------
                                                                       20
                                                                 ---------------

--------------------------------------------------------------------------------

       Shares                                                      Value
--------------------------------------------------------------------------------
Federal Sponsored Credit -- 1.1%
      346,600  Fannie Mae                                  $  21,055,950
      226,700  Freddie Mac                                    10,669,069
       56,300  SLM Holding Corp.                               2,758,700
                                                           -------------
                                                              34,483,719
                                                           -------------
Insurance -- 3.8%
       48,400  Aetna, Inc.                                     3,684,450
      139,821  Allstate Corp.                                 12,802,360
       84,452  American General Corp.                          6,011,927
      230,162  American International Group, Inc.             33,603,652
       56,150  Aon Corp.                                       3,944,538
       55,900  Chubb Corp. (The)                               4,492,963
       71,700  CIGNA Corp.                                     4,947,300
       55,500  Cincinnati Financial Corp.                      2,129,813
       62,300  Conseco, Inc.                                   2,912,525
       25,800  General Re Corp.                                6,540,300
       39,800  Hartford Financial Services Group, Inc.         4,552,125
       36,100  Jefferson -- Pilot Corp.                        2,091,544
       33,400  Lincoln National Corp.                          3,051,925
       38,000  Loews Corp.                                     3,310,750
       85,650  Marsh & Mclennan Companies, Inc.                5,176,472
       29,300  MBIA, Inc.                                      2,193,838
       38,800  MGIC Investment Corp.                           2,214,025
       24,100  Progressive Corp.                               3,398,100
       47,100  SAFECO. Corp.                                   2,140,106
       81,392  St. Paul Companies, Inc. (The)                  3,423,551
       61,300  SunAmerica, Inc.                                3,520,919
       46,800  Torchmark Corp.                                 2,141,100
       49,200  UNUM Corp.                                      2,730,600
                                                           -------------
                                                             121,014,883
                                                           -------------
Savings & Loans -- 0.3%
       37,100  Ahmanson (H.F.) & Co.                           2,634,100
       13,900  Golden West Financial Corp.                     1,477,744
      138,362  Washington Mutual, Inc.                         6,010,099
                                                           -------------
                                                              10,121,943
                                                           -------------
Securities Industry -- 2.1%
       38,000  Bear Stearns Companies, Inc.                    2,161,250
       88,700  Franklin Resources, Inc.                        4,789,800
       39,100  Lehman Brothers Holdings, Inc.                  3,032,694
      115,200  Merrill Lynch & Co., Inc.                      10,627,200
      197,056  Morgan Stanley Dean Witter Discover
                  and Co.                                     18,005,992
       79,200  Schwab (Charles) Corp.                          2,574,000
      383,081  Travelers Group, Inc. (The)                    23,224,286
                                                           -------------
                                                              64,415,222
                                                           -------------
TOTAL FINANCE                                                537,721,046
                                                           -------------
---------------
HEALTH -- 11.2%
---------------
Drugs & Pharmaceuticals -- 7.7%
       22,400  Allergan, Inc.                                  1,038,800
       30,400  ALZA Corp. Class A                              1,314,800
      437,600  American Home Products Corp.                   22,645,800
       85,000  Amigen, Inc. (a)                                5,556,875
      331,800  Bristol -- Myers Squibb Co.                    38,136,263
      369,192  Lilly (Eli) & Co.                              24,389,747
      398,300  Merck & Co., Inc.                              53,272,625
      435,100  Pfizer, Inc.                                   47,289,931
      168,960  Pharmacia & Upjohn, Inc.                        7,793,280
      244,600  Schering -- Plough Corp.                       22,411,475
       33,700  Sigma -- Aldrich Corp.                          1,183,713
      273,300  Warner -- Lambert Co.                          18,960,188
                                                           -------------
                                                             243,993,497
                                                           -------------
Medical Equipment & Supplies -- 2.9%
      514,700  Abbott Laboratories                            21,038,363
       19,400  Bard (C.R.), Inc.                                 738,413
       18,700  Bausch & Lomb, Inc.                               937,338
       94,200  Baxter International, Inc.                      5,069,138
       41,300  Becton, Dickinson & Co.                         3,205,913
       37,900  Biomet, Inc.                                    1,253,069
       65,000  Boston Scientific Corp. (a)                     4,655,625
       38,100  Cardinal Health, Inc.                           3,571,875
       51,100  Guidant Corp.                                   3,644,069
      448,400  Johnson & Johnson                              33,069,500
       24,900  Mallinckrodt, Inc.                                739,219
      160,700  Medtronic, Inc.                                10,244,625
       14,700  Millipore Corp.                                   400,575
       41,500  Pall Corp.                                        850,750
       24,229  St. Jude Medical, Inc. (a)                        891,930
       24,400  U.S. Surgical Corp.                             1,113,250
                                                           -------------
                                                              91,423,652
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

---------------
Fidelity VIP II
   Index 500
   Portfolio
---------------
      20
---------------

--------------------------------------------------------------------------------
Fidelity VIP II Index 500 Portfolio
-----------------------------------
SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

       Shares                                                      Value
--------------------------------------------------------------------------------
Medical Facilities Management -- 0.6%
      207,912  Columbia/HCA Healthcare Corp.               $   6,055,437
      127,700  HEALTHSOUTH Corp. (a)                           3,407,994
       58,700  Humana, Inc. (a)                                1,830,706
       18,500  Manor Care, Inc.                                  711,094
      102,800  Tenet Healthcare Corp. (a)                      3,212,500
       64,700  United HealthCare Corp.                         4,108,450
                                                           -------------
                                                              19,326,181
                                                           -------------
TOTAL HEALTH                                                 354,743,330
                                                           -------------
HOLDING COMPANIES -- 0.1%
       46,913  CINergy Corp.                                   1,641,955
                                                           -------------
----------------------------------------
INDUSTRIAL MACHINERY & EQUIPMENT -- 1.4%
----------------------------------------
Electrical Equipment -- 3.7%
      152,900  Emerson Electric Co.                            9,231,338
    1,085,700  General Electric Co.                           98,798,700
       52,100  General Instrument Corp. (a)                    1,416,469
       14,600  General Signal Corp.                              525,600
       30,300  Grainger (W.W.), Inc.                           1,509,319
       26,700  Harris Corp.                                    1,193,156
       42,300  Honeywell, Inc.                                 3,534,694
       26,200  Scientific -- Atlanta, Inc.                       664,825
                                                           -------------
                                                             116,874,101
                                                           -------------
Industrial Machinery & Equipment -- 1.4%
        8,100  Briggs & Stratton Corp.                           303,244
       24,300  Case Corp.                                      1,172,475
      122,100  Caterpillar, Inc.                               6,456,038
       10,100  Cincinnati Milacron, Inc.                         245,556
       40,346  Cooper Industries, Inc.                         2,216,508
       84,900  Deere & Co                                      4,489,088
       74,600  Dover Corp.                                     2,555,050
       14,400  Harnischfeger Industries, Inc.                    407,700
       81,100  Illinois Tool Works, Inc.                       5,408,356
       55,300  Ingersoll -- Rand Co                            2,436,656
       35,625  Parker -- Hannifin Corp.                        1,358,203
       29,300  StanleyWorks                                    1,217,781
       60,200  Tenneco, Inc.                                   2,291,363
       17,984  Timken Co.                                        554,132
      192,700  Tyco International Ltd.                        12,140,100
                                                           -------------
                                                              43,252,250
                                                           -------------
Pollution Control -- 0.2%
       61,300  Browning -- Ferris Industries, Inc.             2,130,175
      151,700  Waste Management, Inc.                          5,309,500
                                                           -------------
                                                               7,439,675
                                                           -------------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT                       167,566,026
                                                           -------------
-----------------------
MEDIA & LEISURE -- 4.3%
-----------------------
Broadcasting -- 1.5%
      246,050  CBS Corp.                                       7,812,088
       37,100  Clear Channel Communications, Inc. (a)          4,048,538
      110,950  Comcast Corp. Class A special                   4,503,877
      201,100  MediaOne Group, Inc.                            8,835,831
      158,400  Tele -- Communications, Inc. (TCI
                  Group) Series A (a)                          6,088,500
      177,920  Time Warner, Inc.                              15,201,040
                                                           -------------
                                                              46,489,874
                                                           -------------
Entertainment -- 0.9%
      226,500  Disney (Walt) Co.                              23,796,656
       21,400  King World Productions, Inc. (a)                  545,700
       99,200  Viacom, Inc. Class B (non -- vtg.) (a)          5,778,400
                                                           -------------
                                                              30,120,756
                                                           -------------
Leisure Durables & Toys -- 0.2%
       28,500  Brunswick Corp.                                   705,375
       44,650  Hasbro, Inc.                                    1,755,303
      103,576  Mattel, Inc.                                    4,382,559
                                                           -------------
                                                               6,843,237
                                                           -------------
Lodging & Gaming -- 0.1%
       33,600  Harrah's Entertainment, Inc. (a)                  781,200
       83,700  Hilton Hotels Corp.                             2,385,450
       66,900  Mirage Resorts, Inc. (a)                        1,425,806
                                                           -------------
                                                               4,592,456
                                                           -------------
Publishing -- 0.9%
       24,500  American Greetings Corp. Class A                1,247,969
       58,800  Cognizant Corp.                                 3,704,400
       25,400  Dow Jones & Co., Inc.                           1,416,050

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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                                                                    Index 500
                                                                    Portfolio
                                                                 ---------------
                                                                       20
                                                                 ---------------

--------------------------------------------------------------------------------

       Shares                                                      Value
--------------------------------------------------------------------------------
       57,300  Dun & Bradstreet Corp.                      $   2,069,963
       95,300  Gannett, Inc.                                   6,772,256
       17,000  Harcourt General, Inc.                          1,011,500
       26,200  Knight Ridder, Inc.                            1 ,442,638
       34,400  McGraw -- Hill Companies, Inc.                  2,805,750
       14,700  Meredith Corp.                                    689,981
       30,700  New York Times Co. (The) Class A                2,432,975
       23,600  Times Mirror Co. Class A                        1,483,850
       40,500  Tribune Co.                                     2,786,906
                                                           -------------
                                                              27,864,238
                                                           -------------
Restaurants -- 0.7%
       47,900  Darden Restaurants, Inc.                          760,413
       76,800  Marriott International, Inc. Class A            2,486,400
      228,000  McDonald's Corp.                               15,732,000
       51,010  Tricon Global Restaurants, Inc.                 1,616,379
       42,800  Wendy's International, Inc.                     1,005,800
                                                           -------------
                                                              21,600,992
                                                           -------------
TOTAL MEDIA & LEISURE                                        137,511,553
                                                           -------------
-------------------
NONDURABLES -- 9.5%
-------------------
Agriculture -- 0.1%
       75,700  Pioneer Hawaii -- Bred International,
                  Inc.                                         3,132,088
                                                           -------------
Beverages -- 3.3%
      162,200  Anheuser -- Busch Companies, Inc.               7,653,813
       15,800  Brown -- Forman Corp. Class B                   1,015,150
      822,500  Coca -- Cola Co. (The)                         70,323,750
       12,000  Coors (Adolph) Co. Class B                        408,000
      498,300  PepsiCo, Inc.                                  20,523,731
      119,900  Seagram Co. Ltd.                                4,897,295
                                                           -------------
                                                             104,821,739
                                                           -------------
Foods -- 1.9%
      189,981  Archer -- Daniels -- Midland Co.                3,680,882
       96,100  Bestfoods                                       5,579,806
      151,200  Campbell Soup Co.                               8,032,500
      158,000  ConAgra, Inc.                                   5,006,625
       52,500  General Mills, Inc.                             3,589,688
      121,750  Heinz (H.J.) Co.                                6,833,219
       40,600  Hershey Foods Corp.                             2,801,400
      129,300  Kellogg Co.                                     4,856,831
       47,400  Quaker Oats Co.                                 2,604,038
       36,500  Ralston Purina Co.                              4,263,656
      155,800  Sara Lee Corp.                                  8,715,063
      113,200  Sysco Corp.                                     2,900,750
       33,200  Wrigley (Wm.) Jr. Co.                           3,253,600
                                                           -------------
                                                              62,118,058
                                                           -------------
Household Products -- 3.1%
       12,600  Alberto -- Culver Co. Class B                     365,400
       46,300  Avon Products, Inc.                             3,588,250
       34,800  Clorox Co.                                      3,319,050
       98,800  Colgate -- Palmolive Co.                        8,694,400
      374,900  Gillette Co.                                   21,252,144
       36,900  International Flavors & Fragrances,
                  Inc.                                         1,602,844
      447,100  Procter & Gamble Co.                           40,714,044
       46,000  Rubbermaid, Inc.                                1,526,625
      211,400  Unilever NV (NY shares)                        16,687,388
                                                           -------------
                                                              97,750,145
                                                           -------------
Tobacco -- 1.1%
      811,400  Philip Morris Companies, Inc.                  31,948,875
       61,800  UST, Inc.                                       1,668,600
                                                           -------------
                                                              33,617,475
                                                           -------------
TOTAL NONDURABLES                                            301,439,505
                                                           -------------
PRECIOUS METALS -- 0.2%
      124,900  Barrick Gold Corp.                              2,382,695
       56,500  Battle Mountain Gold Co.                          335,469
       70,300  Homestake Mining Co.                              729,363
       50,165  Newmont Mining Corp.                            1,185,148
       68,200  Placer Dome, Inc.                                 794,563
                                                           -------------
                                                               5,427,238
                                                           -------------
--------------------------
RETAIL & WHOLESALE -- 5.2%
--------------------------
Apparel Stores -- 0.4%
           80  Abercrombie & Fitch Co. Class A (a)                 3,520
      130,900  Gap, Inc.                                       8,066,713
       76,089  Limited, Inc. (The)                             2,520,448

 See accompanying notes which are an integral part of the Financial Statements.

--------------------------------------------------------------------------------

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---------------
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   Index 500
   Portfolio
---------------
      20
---------------

--------------------------------------------------------------------------------
Fidelity VIP II Index 500 Portfolio
-----------------------------------
SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

       Shares                                                      Value
--------------------------------------------------------------------------------
      107,000  TJX Companies, Inc.                         $   2,581,375
       45,200  Venator Group, Inc.                               864,450
                                                           -------------
                                                              14,036,506
                                                           -------------
Drug Stores -- 0.5%
      122,000  CVS Corp.                                       4,750,375
       13,000  Longs Drug Stores Corp.                           375,375
       86,200  Rite Aid Corp.                                  3,237,888
      160,800  Walgreen Co.                                    6,643,050
                                                           -------------
                                                              15,006,688
                                                           -------------
General Merchandise Stores -- 2.8%
       40,200  Consolidated Stores Corp. (a)                   1,457,250
       75,739  Costco Companies, Inc. (a)                      4,776,291
      146,300  Dayton Hudson Corp.                             7,095,550
       35,600  Dillards, Inc. Class A                          1,475,175
       70,300  Federated Department Stores, Inc. (a)           3,783,019
      163,000  K mart Corp. (a)                                3,137,750
       78,200  May Department Stores Co. (The)                 5,122,100
       15,000  Mercantile Stores Co., Inc.                     1,184,063
       27,100  Nordstrom, Inc.                                 2,093,475
       83,800  Penney (J.C.), Inc.                             6,059,788
      130,300  Sears, Roebuck & Co.                            7,956,444
      744,700  Wal -- Mart Stores, Inc.                       45,240,525
                                                           -------------
                                                              89,381,430
                                                           -------------
Grocery Stores -- 0.5%
       82,200  A!bertson's, Inc.                               4,258,988
       92,200  American Stores Co.                             2,230,088
       20,300  Giant Food, Inc. Class A                          874,169
       13,300  Great Atlantic & Pacific Tea, Inc.                439,731
       87,800  Kroger Co. (The) (a)                            3,764,425
       20,600  Supervalu, Inc.                                   914,125
       45,800  Winn -- Dixie Stores, Inc.                      2,344,388
                                                           -------------
                                                              14,825,914
                                                           -------------
Retail & Wholesale, Miscellaneous -- 1.0%
       33,700  Circuit City Stores, Inc. -- Circuit
                  City Group                                   1,579,688
      244,800  Home Depot, Inc.                               20,333,700
       46,000  IKON Office Solutions, Inc.                       669,875
      113,800  Lowe's Companies, Inc.                          4,616,013
       33,800  Tandy Corp.                                     1,793,513
       94,200  Toys R US, Inc. (a)                             2,219,588
                                                           -------------
                                                              31,212,377
                                                           -------------
TOTAL RETAIL & WHOLESALE                                     164,462,915
                                                           -------------
----------------
SERVICES -- 0.7%
----------------
Advertising -- 0.2%
       40,250  Interpublic Group of Companies, Inc.            2,442,672
       56,900  Omnicom Group, Inc.                             2,837,888
                                                           -------------
                                                               5,280,560
                                                           -------------
Leasing & Rental -- 0.0%
       36,600  Ryder Systems, Inc.                             1,155,188
                                                           -------------
Printing  -- 0.1%
       34,400  Deluxe Corp.                                    1,231,950
       45,600  Donnelley (R.R.) & Sons Co.                     2,086,200
       21,000  Moore Corp. Ltd.                                  278,998
                                                           -------------
                                                               3,597,148
                                                           -------------
Services -- 0.4%
       35,000  Block (H&R), Inc.                               1,474,375
      276,372  Cendant Corp. (a)                               5,769,266
       34,900  Ecolab, Inc.                                    1,081,900
        9,200  Jostens, Inc.                                     221,950
       14,400  National Service Industries, Inc.                 732,600
       85,300  Service Corp. International, Inc.               3,657,238
                                                           -------------
                                                              12,937,329
                                                           -------------
TOTAL SERVICES                                                22,970,225
                                                           -------------
-------------------
TECHNOLOGY -- 14.0%
-------------------
Communications Equipment -- 2.9%
      118,800  3Com Corp. (a)                                  3,645,675
       29,812  Andrew Corp. (a)                                  538,479
       61,100  Ascend Communications, Inc. (a)                 3,028,269
       48,400  Cabletron Systems, Inc. (a)                       650,375
      345,350  Cisco Systems, Inc. (a)                        31,793,784
       41,700  DSC Communications Corp. (a)                    1,251,000
      437,068  Lucent Technologies, Inc.                      36,358,594
      176,600  Northern Telecom Ltd.                          10,034,706
       61,800  Tellabs, Inc. (a)                               4,426,425
                                                           -------------
                                                              91,727,307
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

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--------------------------------------------------------------------------------

       Shares                                                      Value
--------------------------------------------------------------------------------
Computer Services & Software -- 4.3%
       22,300  Adobe Systems, Inc.                         $     946,356
       15,800  Autodesk, Inc.                                    610,275
      100,400  Automatic Data Processing, Inc.                 7,316,650
       22,000  Ceridian Corp. (a)                              1,292,500
      182,112  Computer Associates International,
                  Inc.                                        10,118,598
       52,000  Computer Sciences Corp.                         3,328,000
       42,800  Equifax, Inc.                                   1,554,175
      141,700  First Data Corp.                                4,720,381
      149,700  HBO & Co.                                       5,276,925
      817,700  Microsoft Corp. (a)                            88,618,238
      129,700  Novell, Inc. (a)                                1,653,675
      331,750  Oracle Corp. (a)                                8,148,609
       96,300  Parametric Technolgy Corp. (a)                  2,612,138
        8,100  Shared Medical Systems Corp.                      594,844
                                                           -------------
                                                             136,791,364
                                                           -------------
Computers & Office Equipment -- 4.2%
       49,400  Apple Computer, Inc. (a)                        1,417,163
       68,900  Bay Networks, Inc. (a)                          2,222,025
      550,762  Compaq Computer Corp.                          15,627,872
       16,500  Data General Corp. (a)                            246,469
      210,900  Dell Computer Corp. (a)                        19,574,156
      169,600  EMC Corp. (a)                                   7,600,200
       51,200  Gateway 2000, Inc. (a)                          2,592,000
      343,500  Hewlett -- Packard Co.                         20,567,063
      314,100  International Business Machines Corp.          36,062,606
       93,400  Pitney -- Bowes, Inc.                           4,494,875
       88,000  Seagate Technology, Inc. (a)                    2,095,500
       60,500  Silicon Graphics, Inc. (a)                        733,563
      126,700  Sun Microsystems, Inc. (a)                      5,503,531
       76,900  Unisys Corp. (a)                                2,172,425
      109,400  Xerox Corp.                                    11,117,775
                                                           -------------
                                                             132,027,223
                                                           -------------
Electronic Instruments -- 0.2%
      121,900  Applied Materials, Inc. (a)                     3,596,050
       34,200  KLA -- Tencor Corp. (a)                           946,913
       16,500  Perkin -- Elmer Corp.                           1,026,094
       16,050  Tektronix, Inc.                                   567,769
       49,600  Thermo Electron Corp. (a)                       1,695,700
                                                           -------------
                                                               7,832,526
                                                           -------------
Electronics -- 2.1%
       40,900  Advanced Micro Devices, Inc. (a)                  697,856
       77,796  AMP, Inc.                                       2,674,238
      561,800  Intel Corp.                                    41,643,425
       43,700  LSI Logic Corp. (a)                             1,007,831
       67,400  Micron Technology, Inc. (a)                     1,672,363
      199,000  Motorola, Inc.                                 10,459,938
       54,900  National Semiconductor Corp. (a)                  723,994
      127,900  Texas Instruments, Inc.                         7,458,169
       16,900  Thomas & Betts Corp.                              832,325
                                                           -------------
                                                              67,170,139
                                                           -------------
Photographic Equipment -- 0.3%
      107,700  Eastman Kodak Co.                               7,868,831
       15,700  Polaroid Corp.                                    558,331
                                                           -------------
                                                               8,427,162
                                                           -------------
TOTAL TECHNOLOGY                                             443,975,721
                                                           -------------
----------------------
TRANSPORTATION -- 1.0%
----------------------
Air Transportation -- 0.4%
       61,000  AMR Corp. (a)                                   5,078,250
       25,400  Delta Air Lines, Inc.                           3,282,950
       75,000  Southwest Airlines Co.                          2,221,875
       29,800  US Airways Group, Inc. (a)                      2,361,650
                                                           -------------
                                                              12,944,725
                                                           -------------
Railroads -- 0.5%
       53,018  Burlington Northern Santa Fe Corp.              5,205,705
       73,238  CSX Corp.                                       3,332,329
      126,200  Norfolk Southern Corp.                          3,762,338
       85,600  Union Pacific Corp.                             3,777,100
                                                           -------------
                                                              16,077,472
                                                           -------------
Trucking & Freight -- 0.1%
       52,220  FDX Corp. (a)                                   3,276,805
       89,900  Laidlaw, Inc.                                   1,087,191
                                                           -------------
                                                               4,363,996
                                                           -------------
TOTAL TRANSPORTATION                                          33,386,193
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

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Fidelity VIP II Index 500 Portfolio
-----------------------------------
SCHEDULE OF INVESTMENTS (Continued)
June 30, 1998 (Unaudited)

-----------------
UTILITIES -- 9.1%
-----------------
Cellular -- 0.4%
      186,300  AirTouch Communications, Inc. (a)           $  10,886,906
       85,700  Nextel Communications, Inc. Class A (a)         2,131,788
                                                           -------------
                                                              13,018,694
                                                           -------------
Electric Utility -- 2.2%
       43,900  Ameren Corp.                                    1,745,025
       63,400  American Electric Power Co., Inc.               2,876,775
       45,200  Baltimore Gas & Electric Co.                    1,404,025
       40,100  Carolina Power & Light Co.                      1,739,338
       81,200  Central & South West Corp.                      2,182,250
       80,500  Consolidated Edison, Inc.                       3,708,031
       65,600  Dominion Resources, Inc.                        2,673,200
       51,600  DTE Energy Co.                                  2,083,350
      120,007  Duke Energy Corp.                               7,110,415
      120,600  Edison International                            3,565,238
       93,900  Entergy Corp.                                   2,699,625
       69,300  Firstenergy Corp.                               2,130,975
       61,600  FPL Group, Inc.                                 3,880,800
       35,500  GPU, Inc.                                       1,342,344
       91,122  Houston Industries, Inc.                        2,813,392
       40,900  Niagara Mohawk Power Corp. (a)                    610,944
       34,000  Northern States Power Co.                         973,250
       99,700  PacifiCorp.                                     2,255,713
       78,400  PECO Energy Co.                                 2,288,300
      127,800  PG&E Corp.                                      4,033,688
       40,500  PP&L Resources, Inc.                              918,844
       85,800  Public Service Enterprise Group, Inc.           2,954,738
      234,700  Southern Co.                                    6,498,256
       89,000  Texas Utilities Co.                            3,704,625
       81,900  Unicom Corp.                                    2,871,619
                                                           -------------
                                                              69,064,760
                                                           -------------
Gas -- 0.6%
       29,400  Columbia Gas System, Inc. (The)                 1,635,375
       33,700  Consolidated Natural Gas Co.                    1,984,088
       12,600  Eastern Enterprises Co.                           540,225
      103,800  Enron Corp.                                     5,611,688
       16,000  NICOR, Inc.                                       642,000
       10,806  ONEOK, Inc.                                       430,889
       11,900  Peoples Energy Corp.                              459,638
       78,656  Sempra Energy                                   2,182,704
       37,000  Sonat, Inc.                                     1,429,125
      141,600  Williams Companies, Inc                         4,779,000
                                                           -------------
                                                              19,694,732
                                                           -------------
Telephone Services -- 5.9%
       88,200  ALLTEL Corp.                                    4,101,300
      366,900  Ameritech Corp.                                16,464,638
      541,200  AT&T Corp.                                     30,916,050
      517,278  Bell Atlantic Corp.                            23,600,809
      330,000  BellSouth Corp.                                22,151,250
       57,600  Frontier Corp.                                  1,814,400
      320,900  GTE Corp.                                      17,850,063
      226,500  MCI Communications Corp.                       13,165,313
      612,848  SBC Communications, Inc.                       24,513,920
      114,900  Sprint Corp.                                    8,100,450
      161,492  U.S. WEST, Inc.                                 7,590,124
      338,800  Worldcom, Inc. (a)                             16,410,625
                                                           -------------
                                                             186,678,942
                                                           -------------
TOTAL UTILITIES                                              288,457,128
                                                           -------------
TOTAL COMMON STOCKS
 (Cost $2,209,837,396)                                     2,974,571,457
                                                           -------------

 See accompanying notes which are an integral part of the Financial Statements.

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--------------------------------------------------------------------------------

    Shares                                                         Value
--------------------------------------------------------------------------------
---------------------------------
U.S. Treasury Obligations -- 6.2%
---------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
$197,133,000   U.S. Treasury Bills, yields at dates
                  of purchase 4.6332% to 5.0541%
                  7/30/98 to 9/3/98 (b)
                  (Cost $195,682,886)                     $  195,776,952
                                                          --------------
TOTAL INVESTMENT IN SECURITIES -- 100%
 (Cost $2,405,520,282)                                    $3,170,348,409
                                                          ==============
-----------------
Futures Contracts
-----------------
                     Expiration        Underlying Face        Unrealized
                        Date           Amount at Value        Gain/(Loss)
--------------------------------------------------------------------------------
Purchased
349 S&P 500
Futures Contracts     Sep. 1998          $99,726,750          $3,122,832
                                         ===========          ==========

The face value of futures purchased as a percentage of total investments in securities-3.1%

Legend

(a)   Non -- income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,495,000.

Other Information

Purchases and sales of securities, other than short-term securities, aggregated $707,562,865 and $21,000,689, respectively.

The market value of futures contracts opened and closed during the period amounted to $784,404,205 and $862,860,247, respectively.

The fund participated in the security lending program. At period end, the value of securities loaned and the value of the collateral amounted to $7,774,864 and $7,978,792, respectively (see Note 5 of Notes to Financial Statements).

Income Tax Information

At June 30, 1998, the aggregate cost of investment securities for income tax purposes was $2,405,520,762. Net unrealized appreciation aggregated $764,827,647, of which $795,409,354 related to appreciated investment securities and $30,581,707 related to depreciated investment securities.

 See accompanying notes which are an integral part of the Financial Statements.

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Fidelity VIP II Index 500 Portfolio
-----------------------------------
STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1998 (Unaudited)

Assets:
  Investment in securities, at value
   (cost $2,405,520,282) -- See
   accompanying schedule                                        $ 3,170,348,409
  Receivable for investments sold                                     7,834,557
  Receivable for fund shares sold                                    12,193,773
  Dividends receivable                                                2,947,808
  Other receivables                                                       1,329
                                                                ---------------
    Total Assets                                                  3,193,325,876
                                                                ---------------

Liabilities:
  Payable to custodian bank                                     $       273,438
  Payable for investments purchased                                 106,128,237
  Payable for fund shares redeemed                                      902,722
  Accrued management fee and
   sub-advisory fee                                                     469,225
  Payable for daily variation on futures
   contracts                                                          1,102,680
  Other payables and accrued expenses                                   278,969
                                                                ---------------
    Total Liabilities                                               109,155,271
                                                                ---------------
    Net Assets                                                  $ 3,084,170,605
                                                                ===============

Net Assets consist of:
  Paid-in capital                                               $ 2,287,714,527
  Undistributed net investment income                                17,566,386
  Accumulated undistributed net realized
   gain (loss) on investments and
   foreign currency transactions                                     10,938,743
  Net unrealized appreciation (depreciation)
   on investments and assets and liabilities
   in foreign currencies                                            767,950,949
                                                                ---------------
    Net Assets, for 23,859,382 shares
     outstanding                                                $ 3,084,170,605
                                                                ===============
    Net Asset Value, offering price and
     redemption price per share
     ($3,084,170,605/23,859,382 shares)                         $       129,26
                                                                ===============

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
(Unaudited)

Investment Income:
  Dividends                                                     $    18,330,787
  Interest (including income on securities
   loaned at $7,970)                                                  2,879,715
                                                                ---------------
    Total Income                                                     21,210,502
                                                                ---------------

Expenses:
  Management fee and sub-advisory fee                           $     3,109,368
  Transfer agent fees                                                   908,642
  Accounting fees                                                       402,088
  Non-interested trustees' compensation                                   4,481
  Registration fees                                                      43,245
  Audit                                                                  30,466
  Legal                                                                  13,674
  Miscellaneous                                                           2,849
                                                                ---------------
    Total expenses before reductions                                  4,514,813
    Expense reductions                                                 (933,505)
                                                                ---------------
    Total Expenses                                                    3,581,308
                                                                ---------------
Net Investment Income                                                17,629,194
                                                                ===============

Realized and Unrealized Gain (Loss):
  Net realized gain (loss) on:
    Investment securities                                             2,435,852
    Foreign currency transactions                                           980
    Futures contracts                                                 9,671,688
                                                                ---------------
    Total Realized and Unrealized                                    12,108,520
                                                                ---------------
  Change in net unrealized appreciation
   (depreciation) on:
    Investment securities                                           370,415,452
    Assets and liabilities in foreign currencies                             78
    Futures contracts                                                 2,064,104
                                                                ---------------
    Total Unrealized                                                372,479,634
                                                                ---------------
Net Gain (Loss)                                                     384,588,154
                                                                ---------------
Net increase (decrease) in net assets
 resulting from operations                                      $   402,217,348
                                                                ===============
Other Information:
  Expense reductions:
    FMR reimbursement                                           $       933,505
                                                                ===============

 See Accompanying notes which are an integral part of the Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

                                                                    Six Months Ended         Year Ended
                                                                      June 30, 1998         December 31,
                                                                       (Unaudited)              1997
                                                                    ----------------       --------------
Increase (Decrease) in Net Assets
Operations:
  Net investment income                                             $    17,629,194       $    25,929,152
  Net realized gain (loss)                                               12,108,520            58,502,006
  Change in net unrealized appreciation (depreciation)                  372,479,634           301,564,970
                                                                    ---------------       ---------------
  Net increase (decrease) in net assets resulting
   from operations                                                      402,217,348           385,996,128
                                                                    ---------------       ---------------
Distributions to shareholders:
    From net investment income                                          (26,060,180)          (10,847,444)
    From net realized gain                                              (60,359,977)          (22,010,833)
                                                                    ---------------       ---------------
  Total distributions                                                   (86,420,157)          (32,858,277)
                                                                    ---------------       ---------------
Share transactions:
    Net proceeds from sales of shares                                   837,618,107         1,199,221,255
    Reinvestment of dividends                                            86,420,157            32,858,277
    Cost of shares redeemed                                            (253,706,625)         (310,418,293)
                                                                    ---------------       ---------------
  Net increase (decrease) in net assets resulting
   from share transactions                                              670,331,639           921,661,239
                                                                    ---------------       ---------------
    Total increase (decrease) in net assets                             986,128,830         1,274,799,090
Net Assets:
  Beginning of period                                                 2,098,041,775           823,242,685
                                                                    ---------------       ---------------
  End of period (including undistributed net investment income
   of $17,566,386 and $25,920,081, respectively)                    $ 3,084,170,605       $ 2,098,041,775
                                                                    ===============       ===============
Other Information:
  Shares
    Sold                                                                  6,839,219            11,765,227
    Issued in reinvestment of distributions                                 751,741               357,466
    Redeemed                                                             (2,071,900)           (3,026,660)
                                                                    ---------------       ---------------
    Net increase (decrease)                                         $     5,519,060       $     9,096,033
                                                                    ===============       ===============

 See accompanying notes which are an integral part of the Financial Statements.

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Fidelity VIP II Index 500 Portfolio
-----------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited)

-----------------------------------
1. Significant Accounting Policies.
-----------------------------------

      Index 500 Portfolio (the fund) is a fund of Variable Insurance Products Fund II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation

      Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Foreign Currency Translation

      The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

      Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes

      As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income

      Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Expenses

      Most expenses of trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders

      Distributions are recorded on the ex-dividend date.

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions.

      Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions

      Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

----------------------
2. Operating Policies.
----------------------

Foreign Currency Contracts

      The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Futures Contracts

      The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

--------------------------------------
3. Purchases and Sales of Investments.
--------------------------------------

      Information regarding purchases and sales of securities (other than short-term securities), the market value of future contracts opened and closed, is included under the caption "Other Information" at the end of each applicable fund's schedule of investments.

-----------------------------------------------
4. Fees and Other Transactions with Affiliates.
-----------------------------------------------

Management Fee

      As the fund's investment adviser, FMR receives a fee that is computed daily at an annual rate of .24% of the fund's average net assets. For the period, management fee was equivalent to an annualized rate of .24% of average net assets.

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Fidelity VIP II Index 500 Portfolio
-----------------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 1998 (Unaudited) (Continued)

Sub-Adviser Fee

      FMR and the fund have entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management, securities lending and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the fund's average net assets. In addition, the fund pays Bankers Trust fees equal to 40% of net income from the fund's securities lending program. For the period, the fund paid Bankers Trust $3,186.

Distribution and Service Plan

      In accordance with Rule 12b-1 of the 1940 Act, the Trustees have adopted a Distribution and Service Plan (the Plan) on behalf of the fund. Under the Plan, FMR may use its resources to pay administrative and promotional expenses related to the sale of the fund's shares. Subject to the approval of the Board of Trustees, the Plan also authorizes payments to third parties that assist in the sale of fund shares or render shareholder support services. For the period, payments made to third parties under the Plan amounted to $9,457.

Transfer Agent Fees

      Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays a portion of the expenses related to typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .07% of average net assets.

Accounting Fees

      Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

--------------------
5. Security Lending.
--------------------

      The fund loaned securities to brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Information regarding the value of securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of the fund's schedule of investments.

----------------------
6. Expense Reductions.
----------------------

      FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and sub-advisory fees paid by the fund associated with securities lending) above an annual rate of .28% of average net assets.

      For the period, the reductions under this arrangement is shown under the caption "Other Information" on the fund's Statement of Operations.

-----------------------
7. Beneficial Interest.
-----------------------

      At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 32% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% of the total outstanding shares of the fund.


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                                                                    Index 500
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FINANCIAL HIGHLIGHTS

                                            Six Months Ended                          Years Ended December 31,
                                              June 30, 1998      ---------------------------------------------------------------
                                               (Unaudited)          1997           1996          1995        1994         1993
                                               -----------       ----------      --------      --------     -------      -------
Selected Per-Share Data

Net asset value, beginning of period ....      $   114.40        $    89.05      $  75.71      $  56.22     $ 55.74      $ 52.60
                                               ----------        ----------      --------      --------     -------      -------
Income from Investment Operations:
  Net investment income .................            0.83(d)           1.80(d)       1.04          0.85        1.14         1.31
  Net realized and unrealized gain (loss)           18.54             26.67         15.55         19.72       (0.56)        3.80
                                               ----------        ----------      --------      --------     -------      -------
  Total from investment operations ......           19.37             28.47         16.59         20.57        0.58         5.11
                                               ----------        ----------      --------      --------     -------      -------
Less Distributions:
  From net investment income ............           (1.36)            (1.03)        (0.91)        (0.95)         --        (1.28)
  From net realized gain ................           (3.15)            (2.09)        (2.34)        (0.11)      (0.10)       (0.60)
  In excess of net realized gain ........              --                --            --         (0.02)         --        (0.09)
                                               ----------        ----------      --------      --------     -------      -------
  Total distributions ...................           (4.51)            (3.12)        (3.25)        (1.08)      (0.10)       (1.97)
                                               ----------        ----------      --------      --------     -------      -------
Net asset value, end of period ..........      $   129.26        $   114.40      $  89.05      $  75.71     $ 56.22      $ 55.74
                                               ==========        ==========      ========      ========     =======      =======
Total Return(b)(c) ......................           17.42%            32.83%        22.71%        37.19%       1.04%        9.74%
                                               ==========        ==========      ========      ========     =======      =======
Ratios and supplemental data:
Net assets, end of period (in 000's) ....      $3,084,171        $2,098,042      $823,243      $245,700     $51,301      $25,153
Ratio of expenses to average net assets .            0.28%(a)(e)       0.28%(e)      0.28%(e)      0.28%(e)    0.28%(e)     0.28%(e)
Ratio of net investment income to
 average net assets .....................            1.38%(a)          1.74%         2.26%         2.70%       2.81%        2.65%
Portfolio turnover rate .................               2%(a)             9%           14%           16%          2%           9%
Average commission rate (f) .............      $   0.0232        $   0.0268      $ 0.0315           N/A         N/A          N/A

------------
(a)   Annualized.
(b) Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. Total returns for periods of less than one year are not annualized.
(c) The total returns would have been lower had certain expenses not been reduced during the periods shown (see Note 6 of Notes to Financial Statements).
(d) Net investment income per share has been calculated based on average shares outstanding during the period.
(e) FMR agreed to reimburse a portion of the fund's expenses during the period. Without this reimbursement, the fund's expense ratio would have been higher (see Note 6 of Notes to Financial Statements).
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

 See accompanying notes which are an integral part of the Financial Statements.

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   Index 500
   Portfolio
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--------------------------------------------------------------------------------

Investment Adviser

Fidelity Management & Research Company
Boston, MA


Investment Sub-Advisers

Bankers Trust Company
New York, NY


Officers

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer


Board of Trustees

Ralph F. Cox*
Phyllis Burke Davis*
Robert M. Gates*
Edward C. Johnson 3d
E. Bradley Jones*
Donald J. Kirk*
Peter S. Lynch
Marvin L. Mann*
William O. McCoy*
Gerald C. McDonough*
Thomas R. Williams*

* Independent trustees


General Distributor

Fidelity Distributors Corporation
Boston, MA


Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA


Custodian

Bankers Trust Company
New York, NY

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Pub. 3059  6/98                         [RECYCLE LOGO] Printed on recycled paper